UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1018


                          Dreyfus Founders Funds, Inc.
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           210 University Boulevard, Suite 800, Denver, Colorado 80206
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                         Kenneth R. Christoffersen, Esq.
           210 University Boulevard, Suite 800, Denver, Colorado 80206
         ---------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 303-394-4404

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS

ANNUAL REPORT

DREYFUS FOUNDERS
BALANCED FUND

INVESTMENT UPDATE
DECEMBER 31, 2004

[GRAPHIC]

[(R)DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                          3

Fund Expenses                                                               10

Statement of Investments                                                    12

Statement of Assets and Liabilities                                         18

Statement of Operations                                                     20

Statements of Changes in Net Assets                                         21

Financial Highlights                                                        22

Notes to Financial Statements                                               28

Report of Independent Registered Public Accounting Firm                     39

Other Tax Information                                                       40

Your Board Representatives                                                  41

[GRAPHIC]

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification
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   To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                        DISTRIBUTOR

Founders Asset Management LLC             Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)            200 Park Avenue
210 University Boulevard, Suite 800       New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]

[PHOTO OF JOHN V. JOHNSON]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA, LEFT, AND ASSISTANT PORTFOLIO MANAGER JOHN V. JOHNSON, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

During the 12-month period, Dreyfus Founders Balanced Fund held approximately 31% of its portfolio in fixed-income investments, while its benchmark, the Standard and Poor's 500 Index, was 100% invested in equities. As a result, the benchmark benefited relative to the Fund as the equity market rallied in the fourth quarter.

   While we were pleased with the Fund's performance during the period, the Fund underperformed the benchmark, which returned 10.88% for the year.

DESCRIBE THE OVERALL MARKET ENVIRONMENT DURING THE PERIOD.

During the year, the market labored under the burden of high oil prices, the Iraqi conflict and the uncertainty surrounding the U.S. Presidential election. As hesitancy over the election was resolved and crude oil prices moderated, the market refocused on the underlying strength of corporate America and robust earnings; it began to discount the strong earnings growth in 2004 along with expectations of continued growth into 2005.

WHAT CHANGES WERE MADE TO THE FUND DURING THE PERIOD?

Fund performance was driven by our fundamental evaluation of individual companies. Throughout most of the year, our process of vetting quality stocks for portfolio inclusion led to a more conservative allocation in equities.

[SIDENOTE]

"THE FUND MIGRATED FROM A FAIRLY DEFENSIVE POSITION DURING THE FIRST PART OF THE YEAR TO MORE OF AN ADVANTAGEOUS EQUITY STRUCTURE LATER IN THE YEAR."

   The market experienced a significant sell-off in the summer months related to macroeconomic concerns more than fundamental company issues. The opportunity to add new names to the portfolio at very attractive prices then emerged. This allowed us to position the Fund off of a relatively inexpensive base for the strong market rally that occurred at year-end.

WHAT MANAGEMENT DECISIONS HELPED FUND PERFORMANCE DURING THE PERIOD?

Our fundamental-based process drove stock selection throughout the year. As companies in the information technology, healthcare and consumer discretionary sectors began to show improving fundamentals, we selected for inclusion in the Fund those companies that we believed were most likely to exhibit strong earnings growth. In doing so, the Fund migrated from a fairly defensive position during the first part of the year to more of an advantageous equity structure later in the year. We added new stocks to the portfolio and increased positions in certain existing Fund holdings, including APPLE COMPUTER, INC., ROYAL CARIBBEAN CRUISES LIMITED, TIBCO SOFTWARE, INC., OSI PHARMACEUTICALS, INC., VERITAS Software Corporation, Fastenal Company and WYNN RESORTS, LIMITED.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- During the year, the market labored under the burden of high oil prices, the Iraqi conflict and the uncertainty surrounding the U.S. Presidential election.

- As companies in the information technology, healthcare and consumer discretionary sectors began to show improving fundamentals, we selected for inclusion in the Fund those companies that we believed were most likely to exhibit strong earnings growth.

- The most compelling growth opportunities were found in the consumer discretionary sector, where both a relative overweight position and strong stock selection aided Fund performance.

- Weak stock selection and a relative underweight position in the consumer staples and materials sectors hindered Fund performance during the period.

- Two themes stood out among the underperforming stocks in the Fund's portfolio: semiconductors and advertising.

   The most compelling growth opportunities were found in the consumer discretionary sector, where both a relative overweight position and strong stock selection aided Fund performance. ROYAL CARIBBEAN CRUISES LIMITED, CARNIVAL CORPORATION and WYNN RESORTS, LIMITED were among the top performers in this sector for the Fund.

   Strong stock selection in the healthcare sector also positively contributed to the Fund's relative performance. A strong performer in this sector was biotech firm OSI PHARMACEUTICALS, INC. which announced in November that its flagship product Tarceva(TM), a non-small cell lung cancer product, received U.S. Food and Drug Administration approval.

   Within the information technology sector, notable performers in the software industry also buoyed relative performance. APPLE COMPUTER, INC. rallied as the company continued to benefit from its dominance in the MP3 market with the popularity of the iPod, as well as from the introduction of a new iMac. TIBCO SOFTWARE, INC. continued to see strong revenues and earnings driven by an increase in corporate spending on critical productivity enhancements. VERITAS also exhibited strong performance as investors began to better appreciate the company's leading position within storage software.

LARGEST EQUITY HOLDINGS (ticker symbol)

    1. Royal Caribbean Cruises Limited (RCL)                          3.77%
    2. Wynn Resorts, Limited (WYNN)                                   3.61%
    3. Apple Computer, Inc. (AAPL)                                    3.11%
    4. Wal-Mart Stores, Inc. (WMT)                                    2.75%
    5. Estee Lauder Companies, Inc. (EL)                              2.69%
    6. SAP AG Sponsored ADR (SAP)                                     2.54%
    7. Teva Pharmaceutical Industries
       Limited Sponsored ADR (TEVA)                                   2.41%
    8. Colgate-Palmolive Company (CL)                                 2.34%
    9. Microsoft Corporation (MSFT)                                   2.30%
   10. Comcast Corporation Special Class A (CMCSK)                    2.29%

Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     S&P 500     Lipper Balanced
               Shares      Index       Fund Index
-------------------------------------------------------
12/31/1994     $10,000     $10,000     $10,000
12/31/1995     $12,941     $13,758     $12,488
12/31/1996     $15,368     $16,917     $14,114
12/31/1997     $17,969     $22,561     $16,944
12/31/1998     $20,478     $29,008     $19,492
12/31/1999     $20,023     $35,112     $21,245
12/29/2000     $17,932     $31,915     $21,757
12/31/2001     $16,150     $28,122     $21,051
12/31/2002     $13,330     $21,907     $18,799
12/31/2003     $15,858     $28,190     $22,548
12/31/2004     $17,219     $31,258     $24,573

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/94 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The S&P 500 Index does not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an equal dollar weighted index of the largest mutual funds within the Balanced Fund classification, as defined by Lipper. This index is adjusted for the reinvestment of capital gains and income dividends, and reflects the management expenses associated with the funds included in the index. Further information related to Fund performance is contained elsewhere in this report.

WHAT MANAGEMENT DECISIONS HAMPERED FUND PERFORMANCE DURING THE PERIOD?

Weak stock selection and a relative underweight position in the consumer staples and materials sectors hindered Fund performance during the period. Likewise, an underweight position in the strong-performing energy sector detracted from the Fund's relative performance.

   Two themes stood out among the underperforming stocks in the Fund's portfolio: semiconductors and advertising. Although the information technology sector fared well for the year, the semiconductor and communications equipment industries underperformed as demand failed to materialize to the levels

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                             1           5          10        SINCE
  CLASS (INCEPTION DATE)                   YEAR        YEARS       YEARS    INCEPTION
  -----------------------------------------------------------------------------------
  CLASS A SHARES (12/31/99)
    With sales charge (5.75%)              2.09%      (4.34%)        --       (4.34%)
    Without sales charge                   8.31%      (3.20%)        --       (3.20%)

  CLASS B SHARES (12/31/99)
    With redemption*                       3.63%      (4.28%)        --       (4.28%)
    Without redemption                     7.63%      (3.91%)        --       (3.91%)

  CLASS C SHARES (12/31/99)
    With redemption**                      6.42%      (4.29%)        --       (4.29%)
    Without redemption                     7.42%      (4.29%)        --       (4.29%)

  CLASS F SHARES (2/19/63)                 8.58%      (2.97%)      5.58%        N/A

  CLASS R SHARES (12/31/99)                8.63%      (3.28%)        --       (3.28%)

  CLASS T SHARES (12/31/99)
    With sales charge (4.50%)              3.16%      (3.94%)        --       (3.94%)
    Without sales charge                   8.01%      (3.06%)        --       (3.06%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

reflected in the market, compounding into an inventory correction that continued through year-end. Semiconductor names NVIDIA Corporation, Semiconductor Manufacturing International Corporation and INTEL CORPORATION all underperformed and had a negative impact on Fund performance. Data communication stocks CISCO SYSTEMS, INC. and Foundry Networks, Inc. also detracted from overall performance.

   Additionally, continued difficulty in the radio and advertising industries hurt the Fund for the period as advertisers continued to shift to online advertising and away from the traditional mediums offered by companies such as VIACOM, INC. Viacom hindered Fund performance as its radio division underperformed for the year.

   Lastly, although the healthcare sector was a positive contributor to performance, numerous holdings in this sector detracted from the Fund's overall return for the period. PFIZER, INC. negatively impacted the Fund as the company revealed data showing that two of its COX-2 inhibitor drugs, Bextra(R) and Celebrex(R), were linked to adverse cardiovascular events in consumers. This news unfavorably impacted Pfizer's earnings-per-share prospects. ELI LILLY & COMPANY and Forest Laboratories, Inc. also performed unfavorably during the period.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

   Information Technology            13.92%
   Consumer Discretionary            13.68%
   Healthcare                        13.05%
   Financials                        10.91%
   Consumer Staples                   7.28%
   Industrials                        6.52%
   Energy                             2.05%
   Materials                          1.57%
   Fixed-Income Investments          31.02%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

HOW DID THE FIXED-INCOME PORTION OF THE FUND FARE FOR THE 12-MONTH PERIOD?

The Fund's heavy corporate bond weighting helped boost performance during the period as corporate bond spreads continued their tightening trend from 2003. This narrowing trend continued as investors required a smaller risk premium for holding company debt. By the end of the period, the Fund held approximately 32% of its fixed-income assets in corporate credit.

   The Fund's Canadian dollar-denominated holdings assisted the Fund's relative return during the period, as the Canadian dollar performed well throughout the year, hitting a 12-year high versus the U.S. dollar in the fourth quarter.

   During the period, lower-quality bonds outperformed higher-quality securities. This negatively affected performance as the Fund had a greater exposure to higher-quality issues.

   The Fund added to its exposure in mortgage-backed securities during 2004. However, the Fund still had an overall low exposure, which hurt the performance of the fixed-income portion of the portfolio as mortgages outpaced Treasuries during the period. At year's end, the Fund held about 15% of its fixed-income assets in mortgage debt.

   In addition, the Fund reallocated assets out of shorter-dated maturities in favor of longer-dated securities during the fourth quarter; however, despite this action, the Fund fell short of full participation in the long-end bond rally.

For 2005, we will continue to apply our process and philosophy of seeking to identify companies whose fundamental strengths may lead to superior earnings growth over time.


/s/ John B. Jares                  /s/ John V. Johnson

John B. Jares, CFA                 John V. Johnson, CFA
Portfolio Manager                  Assistant Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                    BEGINNING         ENDING         EXPENSES PAID
                                                  ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                                    (7/1/04)        (12/31/04)     (7/1/04-12/31/04)
  --------------------------------------------------------------------------------------------------
  CLASS A ACTUAL                                  $   1,000.00     $   1,073.11      $       8.00
  CLASS A HYPOTHETICAL                                1,000.00         1,017.21              7.79

  CLASS B ACTUAL                                      1,000.00         1,066.32             11.75
  CLASS B HYPOTHETICAL                                1,000.00         1,013.55             11.45

  CLASS C ACTUAL                                      1,000.00         1,063.64             12.47
  CLASS C HYPOTHETICAL                                1,000.00         1,012.83             12.17

  CLASS F ACTUAL                                      1,000.00         1,075.13              6.96
  CLASS F HYPOTHETICAL                                1,000.00         1,018.23              6.77

  CLASS R ACTUAL                                      1,000.00         1,078.96              5.24
  CLASS R HYPOTHETICAL                                1,000.00         1,019.91              5.09

  CLASS T ACTUAL                                      1,000.00         1,071.56              8.79
  CLASS T HYPOTHETICAL                                1,000.00         1,016.45              8.55

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

                                                     EXPENSE RATIO
  ----------------------------------------------------------------
  CLASS A                                                1.53%
  CLASS B                                                2.25%
  CLASS C                                                2.39%
  CLASS F                                                1.33%
  CLASS R                                                1.00%
  CLASS T                                                1.68%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                            MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--67.5%
AIR FREIGHT & LOGISTICS--1.1%
        10,200   FedEx Corporation                               $    1,004,562
                                                                 --------------
AIRLINES--0.8%
        22,600   AMR Corporation*                                       247,470
        10,900   JetBlue Airways Corporation*                           253,098
        16,900   Southwest Airlines Company                             275,132
                                                                 --------------
                                                                        775,700
                                                                 --------------
ASSET MANAGEMENT & CUSTODY BANKS--3.2%
         7,600   Bank of New York Company, Inc.                         253,992
        25,333   Calamos Asset Management, Inc.*                        683,991
        49,100   Janus Capital Group, Inc.                              825,371
        24,800   Northern Trust Corporation                           1,204,784
                                                                 --------------
                                                                      2,968,138
                                                                 --------------
BIOTECHNOLOGY--3.1%
        13,000   Biogen Idec, Inc.*                                     865,930
        22,700   Gilead Sciences, Inc.*                                 794,273
        16,400   OSI Pharmaceuticals, Inc.*                           1,227,540
                                                                 --------------
                                                                      2,887,743
                                                                 --------------
BROADCASTING & CABLE TV--2.3%
        20,500   Comcast Corporation Class A*                           682,240
        43,900   Comcast Corporation Special Class A*                 1,441,676
                                                                 --------------
                                                                      2,123,916
                                                                 --------------
CASINOS & GAMING--2.4%
        34,000   Wynn Resorts, Limited*                               2,275,280
                                                                 --------------
COMMUNICATIONS EQUIPMENT--1.6%
        21,600   Cisco Systems, Inc.*                                   416,880
        12,500   QUALCOMM, Inc.                                         530,000
        15,400   Scientific-Atlanta, Inc.                               508,354
                                                                 --------------
                                                                      1,455,234
                                                                 --------------
COMPUTER HARDWARE--2.7%
        30,500   Apple Computer, Inc.*                                1,964,200
         6,100   International Business Machines Corporation            601,338
                                                                 --------------
                                                                      2,565,538
                                                                 --------------
COMPUTER STORAGE & PERIPHERALS--1.5%
        92,400   EMC Corporation*                                     1,373,988
                                                                 --------------
CONSTRUCTION MATERIALS--0.8%
        13,800   Lafarge North America, Inc.                            708,216
                                                                 --------------
DEPARTMENT STORES--1.1%
        20,900   Kohl's Corporation*                                  1,027,653
                                                                 --------------
DIVERSIFIED BANKS--0.7%
        10,700   Wells Fargo & Company                                  665,005
                                                                 --------------

SHARES                                                            MARKET VALUE
-------------------------------------------------------------------------------
EMPLOYMENT SERVICES--1.6%
        14,000   Manpower, Inc.                                  $      676,200
        25,800   Monster Worldwide, Inc.*                               867,912
                                                                 --------------
                                                                      1,544,112
                                                                 --------------
GENERAL MERCHANDISE STORES--1.4%
        36,700   Dollar General Corporation                             762,259
        10,800   Target Corporation                                     560,844
                                                                 --------------
                                                                      1,323,103
                                                                 --------------
HEALTHCARE EQUIPMENT--1.6%
        26,000   Boston Scientific Corporation*                         924,300
         7,000   Zimmer Holdings, Inc.*                                 560,840
                                                                 --------------
                                                                      1,485,140
                                                                 --------------
HEALTHCARE SERVICES--0.8%
         7,900   Quest Diagnostics, Inc.                                754,845
                                                                 --------------
HOTELS, RESORTS & CRUISE LINES--1.4%
        22,600   Carnival Corporation                                 1,302,438
                                                                 --------------
HOUSEHOLD PRODUCTS--2.7%
        17,300   Clorox Company                                       1,019,489
        28,850   Colgate-Palmolive Company                            1,475,966
                                                                 --------------
                                                                      2,495,455
                                                                 --------------
HYPERMARKETS & SUPER CENTERS--1.9%
        32,800   Wal-Mart Stores, Inc.                                1,732,496
                                                                 --------------
INDUSTRIAL CONGLOMERATES--0.8%
        21,200   General Electric Company                               773,800
                                                                 --------------
INDUSTRIAL GASES--0.9%
        18,800   Praxair, Inc.                                          830,020
                                                                 --------------
INVESTMENT BANKING & BROKERAGE--2.8%
        12,900   Goldman Sachs Group, Inc.                            1,342,116
        22,400   Morgan Stanley                                       1,243,648
                                                                 --------------
                                                                      2,585,764
                                                                 --------------
LEISURE FACILITIES--2.5%
        43,700   Royal Caribbean Cruises Limited                      2,379,028
                                                                 --------------
MOVIES & ENTERTAINMENT--1.7%
        51,600   Time Warner, Inc.*                                   1,003,104
        15,800   Viacom, Inc.                                           574,962
                                                                 --------------
                                                                      1,578,066
                                                                 --------------
MULTI-LINE INSURANCE--1.1%
        15,800   American International Group, Inc.                   1,037,586
                                                                 --------------
OFFICE ELECTRONICS--0.5%
         7,600   Zebra Technologies Corporation*                        427,728
                                                                 --------------
OIL & GAS DRILLING--1.4%
        32,300   Diamond Offshore Drilling, Inc.                      1,293,615
                                                                 --------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                            MARKET VALUE
-------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
        14,370   Apache Corporation                              $      726,691
                                                                 --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
        21,966   Citigroup, Inc.                                      1,058,322
        13,208   JPMorgan Chase & Company                               515,244
                                                                 --------------
                                                                      1,573,566
                                                                 --------------
PERSONAL PRODUCTS--3.1%
        37,000   Estee Lauder Companies, Inc.                         1,693,490
        27,900   Gillette Company                                     1,249,362
                                                                 --------------
                                                                      2,942,852
                                                                 --------------
PHARMACEUTICALS--6.7%
        30,600   Abbott Laboratories                                  1,427,490
        28,300   Barr Pharmaceuticals, Inc.*                          1,288,782
        16,500   Eli Lilly and Company                                  936,375
        29,100   Eon Labs, Inc.*                                        785,700
        16,975   Pfizer, Inc.                                           456,458
        31,000   Wyeth                                                1,320,290
                                                                 --------------
                                                                      6,215,095
                                                                 --------------
RAILROADS--1.4%
        27,400   Burlington Northern Santa Fe Corporation             1,296,294
                                                                 --------------
RESTAURANTS--1.3%
        36,300   Cheesecake Factory, Inc.*                            1,178,661
                                                                 --------------
SEMICONDUCTORS--2.3%
        24,200   Broadcom Corporation*                                  781,176
        21,400   Intel Corporation                                      500,546
        19,500   Maxim Integrated Products, Inc.                        826,605
                                                                 --------------
                                                                      2,108,327
                                                                 --------------
SPECIALTY STORES--0.4%
         8,300   Bed Bath & Beyond, Inc.*                               330,589
                                                                 --------------
SYSTEMS SOFTWARE--2.8%
        54,200   Microsoft Corporation                                1,447,682
        89,550   TIBCO Software, Inc.*                                1,194,597
                                                                 --------------
                                                                      2,642,279
                                                                 --------------
THRIFTS & MORTGAGE FINANCE--2.0%
        10,800   Freddie Mac                                            795,960
        26,800   The PMI Group, Inc.                                  1,118,900
                                                                 --------------
                                                                      1,914,860
                                                                 --------------
TRADING COMPANIES & DISTRIBUTORS--0.6%
         8,500   W.W. Grainger, Inc.                                    566,270
                                                                 --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$52,653,518)                                                  62,869,653
                                                                 --------------

SHARES                                                            MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)--5.4%
APPLICATION SOFTWARE--2.8%
        40,200   Amdocs Limited (CI)*                            $    1,055,250
        36,250   SAP AG Sponsored ADR (GE)                            1,602,613
                                                                 --------------
                                                                      2,657,863
                                                                 --------------
IT CONSULTING & OTHER SERVICES--0.5%
        18,800   Accenture Limited (BD)*                                507,600
                                                                 --------------
PHARMACEUTICALS--1.6%
        50,900   Teva Pharmaceutical Industries Limited
                 Sponsored ADR (IS)                                   1,519,874
                                                                 --------------
RAILROADS--0.5%
         8,162   Canadian National Railway Company (CA)                 499,923
                                                                 --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$4,387,058)                                                    5,185,260
                                                                 --------------

CONTRACTS                                                         MARKET VALUE
-------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
           165   Eli Lilly and Company Put
                 Strike Price $55, expire 1/22/05*               $       16,500
                                                                 --------------
TOTAL OPTIONS PURCHASED
(COST--$61,986)                                                          16,500
                                                                 --------------

PRINCIPAL AMOUNT                                                  MARKET VALUE
-------------------------------------------------------------------------------
CORPORATE BONDS (DOMESTIC)--9.8%
AUTOMOBILE MANUFACTURERS--2.2%
$    2,000,000   Toyota Motor Credit Corporation
                 5.65% 1/15/07                                   $    2,085,420
                                                                 --------------
DIVERSIFIED BANKS--1.9%
     1,540,000   Washington Mutual, Inc.
                 8.25% 4/1/10                                         1,801,708
                                                                 --------------
HOUSEHOLD PRODUCTS--1.8%
     1,500,000   Colgate-Palmolive Company
                 5.98% 4/25/12                                        1,647,795
                                                                 --------------
MOVIES & ENTERTAINMENT--2.2%
     2,000,000   Viacom, Inc.
                 7.75% 6/1/05                                         2,035,600
                                                                 --------------
PHARMACEUTICALS--1.7%
     1,500,000   Abbott Laboratories
                 5.625% 7/1/06                                        1,550,805
                                                                 --------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST--$8,645,161)                                                    9,121,328
                                                                 --------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

PRINCIPAL AMOUNT                                                  MARKET VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--18.3%
AGENCY PASS THROUGH--3.6%
$    3,200,436   U.S. Small Business Administration Series 10-A
                 6.64% 2/1/11                                    $    3,392,430
                                                                 --------------
GOVERNMENT SPONSORED ENTERPRISES--7.6%
       700,000   Federal Farm Credit Bank
                 4.70% 12/10/14                                         703,619
                 Federal Home Loan Bank:
       800,000   4.50% 11/15/12                                         809,152
     2,000,000   6.50% 11/15/05                                       2,060,482
     2,000,000   Private Export Funding Corporation
                 3.40% 2/15/08                                        1,992,940
     1,500,000   Tennessee Valley Authority
                 6.375% 6/15/05                                       1,523,850
                                                                 --------------
                                                                      7,090,043
                                                                 --------------
MORTGAGE-BACKED SECURITIES: GNMA/GUARANTEED--1.7%
     1,530,090   Government National Mortgage Association
                 6.00% 1/15/33 Pool #563709                           1,586,826
                                                                 --------------
U.S. TREASURY NOTES--5.4%
     1,163,830   U.S. Treasury Inflation Protection Security
                 3.875% 1/15/09                                       1,304,700
                 U.S. Treasury Note:
       900,000   4.25% 8/15/14                                          902,007
     1,250,000   4.375% 5/15/07                                       1,284,716
     1,500,000   6.875% 5/15/06                                       1,579,395
                                                                 --------------
                                                                      5,070,818
                                                                 --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST--$16,838,293)                                                  17,140,117
                                                                 --------------

GOVERNMENT BONDS (FOREIGN)--3.3%
GOVERNMENT SECURITIES--3.3%
CAD  3,535,000   Province of Quebec
                 6.50% 12/1/05 (CA)                                   3,048,502
                                                                 --------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST--$2,354,302)                                                    3,048,502
                                                                 --------------

SUPRANATIONAL OBLIGATIONS--1.1%
GOVERNMENT SECURITIES--1.1%
$    1,000,000   International Finance Corporation
                 3.75% 6/30/09                                          999,180
                                                                 --------------
TOTAL SUPRANATIONAL OBLIGATIONS
(COST--$999,410)                                                        999,180
                                                                 --------------

PRINCIPAL AMOUNT                                                 AMORTIZED COST
-------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.5%
PHARMACEUTICALS--1.5%
$    1,400,000   Novartis Finance Corporation
                 2.10% 1/3/05~                                   $    1,399,837
                                                                 --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$1,399,837)                                          1,399,837
                                                                 --------------

TOTAL INVESTMENTS--106.9%
(TOTAL COST--$87,339,565)                                            99,780,377
                                                                 --------------

OTHER ASSETS AND LIABILITIES--(6.9%)                                 (6,414,019)
                                                                 --------------
NET ASSETS--100.0%                                               $   93,366,358
                                                                 ==============

NOTES TO STATEMENT OF INVESTMENTS

*  NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $1,399,837, OR 1.5%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
   ADR - AMERICAN DEPOSITARY RECEIPT
   BD - BERMUDA
   CA - CANADA
   CI - CHANNEL ISLANDS
   GE - GERMANY
   IS - ISRAEL

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investment securities, at cost                                 $   87,339,565
                                                               --------------
Investment securities, at market                                   99,780,377
Cash                                                                  339,495
Receivables:
   Capital shares sold                                                167,146
   Dividends and interest                                             340,997
Other assets                                                           59,767
                                                               --------------
Total Assets                                                      100,687,782
                                                               --------------
LIABILITIES
Payables and other accrued liabilities:
   Investment securities purchased                                    631,188
   Capital shares redeemed                                          6,408,816
   Advisory fees                                                       54,841
   Shareholder servicing fees                                           6,126
   Accounting fees                                                      5,062
   Distribution fees                                                   32,768
   Transfer agency fees                                                25,302
   Custodian fees                                                       1,988
   Other                                                              155,333
                                                               --------------
Total Liabilities                                                   7,321,424
                                                               --------------
Net Assets                                                     $   93,366,358
                                                               ==============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                        $  275,355,085
Accumulated net investment loss                                       (31,472)
Accumulated net realized loss from security transactions         (194,398,358)
Net unrealized appreciation on investments
 and foreign currency translation                                  12,441,103
                                                               --------------
Total                                                          $   93,366,358
                                                               ==============

CLASS A
Net Assets                                                     $    1,682,405
Shares Outstanding                                                    199,066
Net Asset Value, Redemption Price Per Share                    $         8.45
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                 $         8.97

CLASS B
Net Assets                                                     $    1,625,288
Shares Outstanding                                                    194,208
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share        $         8.37

CLASS C
Net Assets                                                     $      263,726
Shares Outstanding                                                     32,011
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share        $         8.24

Class F
Net Assets                                                     $   89,701,093
Shares Outstanding                                                 10,603,357
Net Asset Value, Offering and Redemption Price Per Share       $         8.46

Class R
Net Assets                                                     $       58,886
Shares Outstanding                                                      6,985
Net Asset Value, Offering and Redemption Price Per Share       $         8.43

Class T
Net Assets                                                     $       34,960
Shares Outstanding                                                      4,028
Net Asset Value, Redemption Price Per Share                    $         8.68
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                 $         9.09

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME
Dividends                                                      $      823,238
Interest                                                            1,819,557
Foreign taxes withheld                                                 (3,484)
                                                               --------------
Total Investment Income                                             2,639,311
                                                               --------------

EXPENSES
Advisory fees--Note 2                                                 710,424
Shareholder servicing fees--Note 2                                     72,548
Accounting fees--Note 2                                                65,578
Distribution fees--Note 2                                             278,384
Transfer agency fees--Note 2                                          191,082
Registration fees                                                      42,160
Postage and mailing expenses                                           12,453
Custodian fees and expenses--Note 2                                     5,911
Printing expenses                                                      42,632
Legal and audit fees                                                   21,156
Directors' fees and expenses--Note 2                                   16,947
Other expenses                                                         22,599
                                                               --------------
   Total Expenses                                                   1,481,874
   Earnings Credits                                                    (2,792)
   Reimbursed/Waived Expenses                                          (1,325)
   Expense Offset to Broker Commissions                                (3,494)
                                                               --------------
   Net Expenses                                                     1,474,263
                                                               --------------
Net Investment Income                                               1,165,048
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on:
   Security Transactions                                            8,807,349
   Closing and Expiration of Option Contracts Written                  26,185
   Foreign Currency Transactions                                        5,435
                                                               --------------
Net Realized Gain                                                   8,838,969
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                   (2,078,931)
                                                               --------------
Net Realized and Unrealized Gain                                    6,760,038
                                                               --------------
Net Increase in Net Assets Resulting from Operations           $    7,925,086
                                                               ==============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED        YEAR ENDED
                                                                       12/31/04          12/31/03
----------------------------------------------------------------------------------------------------
OPERATIONS
Net Investment Income                                               $    1,165,048    $    1,184,817
Net Realized Gain on Security and Foreign
 Currency Transactions                                                   8,838,969         6,956,668
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                        (2,078,931)       14,224,484
                                                                    --------------    --------------
Net Increase in Net Assets Resulting from Operations                     7,925,086        22,365,969
                                                                    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
   Class A                                                                 (16,533)          (10,100)
   Class B                                                                  (4,861)           (1,222)
   Class C                                                                    (659)              (17)
   Class F                                                              (1,146,498)       (1,240,046)
   Class R                                                                    (763)             (159)
   Class T                                                                    (243)              (12)
                                                                    --------------    --------------
Net Decrease from Dividends and Distributions                           (1,169,557)       (1,251,556)
                                                                    --------------    --------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                  (2,547)           98,293
   Class B                                                                (135,764)          244,827
   Class C                                                                 (49,827)           (6,310)
   Class F                                                             (36,636,581)      (31,079,380)
   Class R                                                                 (16,844)           55,114
   Class T                                                                  (3,452)           19,668
                                                                    --------------    --------------
Net Decrease from Capital Share Transactions                           (36,845,015)      (30,667,788)
                                                                    --------------    --------------
Net Decrease in Net Assets                                             (30,089,486)       (9,553,375)
                                                                    --------------    --------------

NET ASSETS
Beginning of year                                                   $  123,455,844    $  133,009,219
                                                                    --------------    --------------
End of year                                                         $   93,366,358    $  123,455,844
                                                                    ==============    ==============

Accumulated Net Investment Loss                                     $      (31,472)   $      (35,022)

     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     7.88    $     6.68    $     8.18    $     9.24    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.08          0.05          0.05          0.06          0.13
Net realized and unrealized gains
 (losses) on securities                                    0.57          1.20         (1.51)        (1.03)        (1.18)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.65          1.25         (1.46)        (0.97)        (1.05)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.08)        (0.05)        (0.04)        (0.09)        (0.16)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.08)        (0.05)        (0.04)        (0.09)        (0.18)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.45    $     7.88    $     6.68    $     8.18    $     9.24
                                                     ==================================================================

TOTAL RETURN*                                              8.31%        18.81%       (17.85%)      (10.46%)      (10.21%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,682    $    1,572    $    1,243    $    1,227    $      699
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.49%         1.83%         1.89%         1.87%         1.23%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.48%         1.83%         1.89%         1.87%         1.20%
Net investment income                                      0.96%         0.63%         0.56%         0.51%         1.48%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

----------
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     7.80    $     6.63    $     8.11    $     9.18    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.01          0.01         (0.01)         0.01          0.10
Net realized and unrealized gains
 (losses) on securities                                    0.58          1.17         (1.47)        (1.03)        (1.24)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.59          1.18         (1.48)        (1.02)        (1.14)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.02)        (0.01)         0.00^        (0.05)        (0.13)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.02)        (0.01)         0.00         (0.05)        (0.15)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.37    $     7.80    $     6.63    $     8.11    $     9.18
                                                     ==================================================================

TOTAL RETURN*                                              7.63%        17.76%       (18.21%)      (11.13%)      (11.06%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,625    $    1,647    $    1,181    $    1,484    $    1,008
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.21%         2.53%         2.54%         2.50%         1.96%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.21%         2.53%         2.54%         2.49%         1.93%
Net investment income (loss)                               0.23%        (0.08%)       (0.10%)       (0.13%)        0.71%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

----------
^ DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2002 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     7.69    $     6.54    $     8.04    $     9.17    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.01+        (0.01)        (0.17)        (0.05)         0.10
Net realized and unrealized gains
 (losses) on securities                                    0.56          1.16         (1.33)        (1.03)        (1.28)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.57          1.15         (1.50)        (1.08)        (1.18)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.02)         0.00^         0.00         (0.05)        (0.10)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.02)         0.00          0.00         (0.05)        (0.12)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.24    $     7.69    $     6.54    $     8.04    $     9.17
                                                     ==================================================================

TOTAL RETURN*                                              7.42%        17.59%       (18.66%)      (11.80%)      (11.36%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      264    $      295    $      248    $      496    $      174
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.35%         2.69%         3.48%         3.96%         1.88%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.34%         2.69%         3.48%         3.96%         1.86%
Net investment income (loss)                               0.08%        (0.17%)       (1.05%)       (1.64%)        0.76%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
^ DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS HAVE BEEN 2.35% (2004), 2.69% (2003), 3.48% (2002), 4.24% (2001),
     AND 1.88% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     7.88    $     6.69    $     8.20    $     9.22    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.08          0.06          0.07          0.10          0.15
Net realized and unrealized gains
 (losses) on securities                                    0.59          1.20         (1.50)        (1.02)        (1.23)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.67          1.26         (1.43)        (0.92)        (1.08)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.09)        (0.07)        (0.08)        (0.10)        (0.15)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.09)        (0.07)        (0.08)        (0.10)        (0.17)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.46    $     7.88    $     6.69    $     8.20    $     9.22
                                                     ==================================================================

TOTAL RETURN                                               8.58%        18.96%       (17.46%)       (9.94%)      (10.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   89,701    $  119,835    $  130,314    $  297,068    $  552,675
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.34%         1.54%         1.43%         1.23%         1.08%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.33%         1.54%         1.42%         1.22%         1.07%
Net investment income                                      1.08%         0.93%         0.99%         1.20%         1.41%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     7.86    $     6.68    $     8.18    $     9.22    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.09          0.16         (0.16)         0.09          0.18
Net realized and unrealized gains
 (losses) on securities                                    0.58          1.05         (1.34)        (1.02)        (1.23)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.67          1.21         (1.50)        (0.93)        (1.05)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.10)        (0.03)         0.00         (0.11)        (0.18)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.10)        (0.03)         0.00         (0.11)        (0.20)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.43    $     7.86    $     6.68    $     8.18    $     9.22
                                                     ==================================================================

TOTAL RETURN                                               8.63%        18.12%       (18.34%)      (10.09%)      (10.18%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $       59    $       72    $       11    $       14    $        1
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.21%         2.37%         4.24%         3.07%         0.81%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.21%         2.37%         4.24%         3.07%         0.80%
Net investment income (loss)                               1.21%         0.01%        (1.77%)       (0.75%)        1.71%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.35% (2004), 2.62% (2003), 19.52% (2002), 272.77%
     (2001), AND 0.81% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     8.09    $     6.88    $     8.17    $     9.21    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.03          0.21         (0.37)         0.08          0.12
Net realized and unrealized gains
 (losses) on securities                                    0.62          1.00         (0.92)        (1.04)        (1.22)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.65          1.21         (1.29)        (0.96)        (1.10)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.06)         0.00^         0.00         (0.08)        (0.14)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.06)         0.00          0.00         (0.08)        (0.16)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.68    $     8.09    $     6.88    $     8.17    $     9.21
                                                     ==================================================================

TOTAL RETURN*                                              8.01%        17.65%       (15.79%)      (10.44%)      (10.67%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $       35    $       36    $       13    $      232    $        9
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.77%         2.73%         2.60%         3.36%         1.32%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.77%         2.73%         2.59%         3.36%         1.30%
Net investment income (loss)                               0.66%        (0.29%)       (0.31%)       (1.12%)        1.22%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

^ DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.02% (2004), 3.18% (2003), 14.63% (2002), 18.37%
     (2001), AND 1.32% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

U.S. GOVERNMENT OBLIGATIONS--Some U.S. government obligations, such as Government National Mortgage Association (GNMA) pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Bank (FHLB), are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (FNMA, a private corporation), are supported only by the credit of the agency, authority or instrumentality, although the Secretary of the Treasury has discretionary authority, though not the obligation, to purchase obligations of FNMA.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

OPTION WRITING--When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) quarterly and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $63,662 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $18,873 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.93 to $13.51, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                            TRANSFER
                                                           AGENCY FEES
                                                          -------------
     Class A                                              $       3,743
     Class B                                              $       3,308
     Class C                                              $         841
     Class R                                              $         225
     Class T                                              $         181

Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Fund for certain transfer agency expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2006, and will not be terminated without prior notification to the Company's board of directors. For the year ended December 31, 2004, Class R and Class T were each reimbursed $88, which reduced the amounts paid to DTI to $137 and $93, respectively.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $163,911 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2004, the Fund was charged $1,524 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC is also the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $264,192 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                                 DISTRIBUTION      SHAREHOLDER
                                                      FEES        SERVICING FEES
     ----------------------------------------------------------------------------
     Class A                                                N/A   $         4,096
     Class B                                    $        12,204   $         4,068
     Class C                                    $         1,899   $           633
     Class T                                    $            89   $            89

During the year ended December 31, 2004, DSC retained $944 in sales commissions from the sales of Class A shares. DSC also retained $7,521, and $453 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                    AMOUNT OF WAIVER
     --------------------------------------------------
     9/1/03 to 8/31/04                 $        150,000
     9/1/04 to 8/31/05                 $        200,000
     9/1/05 to 8/31/06                 $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $1,149, which reduced the amount paid to Mellon Bank to $4,762.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET           UNDISTRIBUTED NET             PAID-IN
         INVESTMENT INCOME       REALIZED GAINS AND LOSSES         CAPITAL
         -----------------------------------------------------------------------
            $    8,059                 $    (8,059)                $     0

The tax character of distributions paid during 2004 and 2003 was as follows:

                                          2004           2003
         --------------------------------------------------------
         DISTRIBUTIONS PAID FROM:
          Ordinary Income             $  1,169,557   $  1,251,556
          Long-Term Capital Gain      $          0   $          0
                                      ---------------------------
                                      $  1,169,557   $  1,251,556
                                      ===========================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004 represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $7,613,012. Accumulated capital losses as of December 31, 2004 were:

     EXPIRATION                                      AMOUNT
     ----------------------------------------------------------
     2008                                       $    72,497,269
     2009                                       $    49,289,530
     2010                                       $    70,087,112
     2011                                       $     1,472,188
                                                ---------------
                                                $   193,346,099
                                                ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Undistributed Ordinary Income              $         7,356
     Federal Tax Cost                           $    88,391,824
     Gross Tax Appreciation of Investments      $    11,769,516
     Gross Tax Depreciation of Investments      $      (380,963)
     Net Tax Appreciation                       $    11,388,553

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                 YEAR ENDED                            YEAR ENDED
                                                                  12/31/04                              12/31/03
                                                         SHARES              AMOUNT             SHARES             AMOUNT
CLASS A
Sold                                                          52,105    $       413,025             42,130    $       310,574
Dividends or Distributions Reinvested                          1,969    $        15,805              1,330    $         9,742
Redeemed                                                     (54,549)   $      (431,377)           (29,893)   $      (222,023)
                                                     ------------------------------------------------------------------------
Net Increase (Decrease)                                         (475)   $        (2,547)            13,567    $        98,293
                                                     ========================================================================
CLASS B
Sold                                                          53,204    $       414,706             76,899    $       556,448
Dividends or Distributions Reinvested                            466    $         3,759                138    $           971
Redeemed                                                     (70,543)   $      (554,229)           (44,160)   $      (312,592)
                                                     ------------------------------------------------------------------------
Net Increase (Decrease)                                      (16,873)   $      (135,764)            32,877    $       244,827
                                                     ========================================================================
CLASS C
Sold                                                          16,072    $       124,317             18,745    $       122,311
Dividends or Distributions Reinvested                             59    $           475                  2    $            10
Redeemed                                                     (22,428)   $      (174,619)           (18,304)   $      (128,631)
                                                     ------------------------------------------------------------------------
Net Increase (Decrease)                                       (6,297)   $       (49,827)               443    $        (6,310)
                                                     ========================================================================
CLASS F
Sold                                                       1,100,066    $     8,730,703          2,774,685    $    19,677,956
Dividends or Distributions Reinvested                        138,996    $     1,116,482            164,539    $     1,202,840
Redeemed                                                  (5,836,747)   $   (46,483,766)        (7,225,827)   $   (51,960,176)
                                                     ------------------------------------------------------------------------
Net Decrease                                              (4,597,685)   $   (36,636,581)        (4,286,603)   $   (31,079,380)
                                                     ========================================================================
CLASS R
Sold                                                               0    $             0              7,391    $        55,000
Dividends or Distributions Reinvested                             94    $           751                 15    $           114
Redeemed                                                      (2,224)   $       (17,595)                (0)   $            (0)
                                                     ------------------------------------------------------------------------
Net Increase (Decrease)                                       (2,130)   $       (16,844)             7,406    $        55,114
                                                     ========================================================================
CLASS T
Sold                                                           4,985    $        39,775              2,530    $        19,657
Dividends or Distributions Reinvested                             27    $           223                  1    $            11
Redeemed                                                      (5,430)   $       (43,450)                (0)   $            (0)
                                                     ------------------------------------------------------------------------
Net Increase (Decrease)                                         (418)   $        (3,452)             2,531    $        19,668
                                                     ========================================================================

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $129,311,868 and $146,305,214, respectively. Purchases and sales of long-term U.S. government obligations were $6,102,794 and $7,414,830, respectively.

CALL OPTIONS WRITTEN

Transactions in options written during the year ended December 31, 2004 were as follows:

                                                                      NUMBER OF   PREMIUMS
                                                                      CONTRACTS   RECEIVED
-------------------------------------------------------------------------------------------
Options outstanding at December 31, 2003                                    0    $        0
Options written                                                           279        30,824
Options terminated in closing purchase transactions                      (279)      (30,824)
Options expired                                                             0             0
Options exercised                                                           0             0
                                                                   ------------------------
Options outstanding at December 31,2004                                     0    $        0
                                                                   ========================

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2004, 66.76% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2004, the Fund designated 69% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

Directors

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr.Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS BALANCED FUND
P.O. Box 55360
Boston, MA 02205-8252
1-800-525-2440
www.founders.com

PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30, 2004, is available through the Fund's website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room inWashington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor. (C)2005 Founders Asset Management LLC. 2/05

                                                                    A-646-BAL-04

ANNUAL REPORT

DREYFUS FOUNDERS
DISCOVERY FUND

INVESTMENT UPDATE
DECEMBER 31, 2004

DISCOVERY FUND IS CLOSED TO NEW INVESTORS.
PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION.

[(R)DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

                TABLE OF CONTENTS


Management Overview                                                            3

Fund Expenses                                                                 12

Statement of Investments                                                      14

Statement of Assets and Liabilities                                           18

Statement of Operations                                                       20

Statements of Changes in Net Assets                                           21

Financial Highlights                                                          22

Notes to Financial Statements                                                 28

Report of Independent Registered Public Accounting Firm                       37

Your Board Representatives                                                    38

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website. To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                     DISTRIBUTOR
Founders Asset Management LLC          Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)         200 Park Avenue
210 University Boulevard, Suite 800    New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-11 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF BRADLEY C. ORR]

[PHOTO OF JAMES (J.D.) PADGETT]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS BRADLEY C. ORR, CFA, LEFT, AND JAMES (J.D.) PADGETT, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

For the 12-month period ended December 31, 2004, the Dreyfus Founders Discovery Fund underperformed its benchmark, the Russell 2000 Growth Index, which posted a return of 14.31% for the same period.

DESCRIBE THE INVESTING ENVIRONMENT DURING THE PERIOD.

The Russell 2000 Growth Index struggled through the first eight calendar months of 2004, with a sharp decline that began in the second quarter and pushed midway through the third quarter. The weakness was driven by investor fears over several factors including: high oil prices, the lack of a quick resolution to the situation in Iraq, the commencement of an interest rate tightening campaign by the Federal Reserve, and uncertainty leading up to the Presidential election. In the fourth quarter, however, at a point roughly coinciding with a sharp correction in the price of oil, the equity markets began to rally. The rally gathered momentum from that point, as the election passed with an incumbent victory and oil prices settled back to the low-$40 level. The Russell 2000 Growth Index declined nearly 12% through mid-August, but rose a staggering 29% from that point to close the year on a decisively positive note. The strong market advance was

[SIDENOTE]

"UPON ASSUMING PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR THE FUND, WE WORKED TO REDUCE THE NUMBER OF POSITIONS HELD, THEREBY MORE TIGHTLY FOCUSING OUR ANALYTICAL EFFORTS."

not deterred by either sharply eroding earnings estimates, on average, for companies in the Russell 2000 Growth Index during the fourth quarter, or by the Federal Reserve's efforts to raise interest rates (through a series of five 25 basis point increases in the federal funds rate since June 30).

   During 2004, small-capitalization value stocks outperformed small-capitalization growth stocks. In fact, the Russell 2000 Value Index has now outperformed the Russell 2000 Growth Index in four of the past five years. In addition, small-capitalization growth stocks again provided better returns than large-capitalization growth stocks, with the Russell 2000 Growth Index outperforming the Russell 1000 Growth Index for the second consecutive year.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

     - In the fourth quarter, at a point roughly coinciding with a sharp correction in the price of oil, the equity markets began to rally.

     - The Fund benefited from strong stock selection and a relative overweight position in the consumer discretionary sector.

     - Additionally, the Fund benefited from a relative overweight position in the industrials sector and a relative underweight position in the information technology sector.

     - Many poor individual performers in the healthcare sector led to underperformance in the Fund's healthcare holdings overall.

     - Other weak individual performers during the period came from the industrials sector.

     - The average cash position for 2004 was less than 3% as compared to an average cash position of approximately 10% or more in the previous three years.

MESSRS ORR AND PADGETT, WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO AFTER ASSUMING MANAGEMENT RESPONSIBILITIES IN APRIL?

Despite the portfolio management transition, the investment philosophy of our team remains largely unchanged. We continue to utilize our bottom-up research process to uncover companies we believe are capable of posting strong future earnings growth and which are valued attractively relative to their potential growth rates and peer groups.

   From a portfolio composition standpoint, the most notable change since April has been the continuing consolidation in the number of Fund holdings. Upon assuming portfolio management responsibilities for the Fund, we worked to reduce the number of positions held, thereby more tightly focusing our analytical efforts. The portfolio consisted of 107 stocks at the end of April, down from 119 at the beginning of the year, and that number was further reduced to 74 stocks by the end of 2004. Many smaller positions, which can sometimes require disproportionate attention, were liquidated and the proceeds were used to increase position sizes in stocks where our level of enthusiasm was higher.

LARGEST EQUITY HOLDINGS (ticker symbol)

     1. Altiris, Inc. (ATRS)                                        2.80%
     2. Impax Laboratories, Inc. (IPXL)                             2.56%
     3. Choice Hotels International, Inc. (CHH)                     2.48%
     4. Station Casinos, Inc. (STN)                                 2.39%
     5. Gaylord Entertainment Company (GET)                         2.34%
     6. Harris Corporation (HRS)                                    2.20%
     7. WMS Industries, Inc. (WMS)                                  2.10%
     8. Trex Company, Inc. (TWP)                                    2.10%
     9. SFBC International, Inc. (SFCC)                             2.08%
     10. Avocent Corporation (AVCT)                                 2.07%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     Russell 2000
               Shares      Growth Index
---------------------------------------
12/31/1994     $10,000     $10,000
12/31/1995     $13,130     $13,104
12/31/1996     $15,914     $14,580
12/31/1997     $17,815     $16,468
12/31/1998     $20,343     $16,670
12/31/1999     $39,585     $23,854
12/29/2000     $36,317     $18,503
12/31/2001     $29,850     $16,796
12/31/2002     $19,977     $11,713
12/31/2003     $27,258     $17,399
12/31/2004     $30,186     $19,888

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/94 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell 2000 Growth Index measures the performance of stocks of companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The total return figures cited for the Russell 2000 Growth Index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

                                                    1              5             10            SINCE
  CLASS (INCEPTION DATE)                           YEAR          YEARS          YEARS        INCEPTION
  ----------------------------------------------------------------------------------------------------
  CLASS A SHARES (12/31/99)
   With sales charge (5.75%)                       4.31%         (6.37%)           --          (6.37%)
   Without sales charge                           10.68%         (5.26%)           --          (5.26%)

  CLASS B SHARES (12/31/99)
   With redemption*                                5.67%         (6.44%)           --          (6.44%)
   Without redemption                              9.67%         (6.09%)           --          (6.09%)

  CLASS C SHARES (12/31/99)
   With redemption**                               8.67%         (6.08%)           --          (6.08%)
   Without redemption                              9.67%         (6.08%)           --          (6.08%)

  CLASS F SHARES (12/29/89)                       10.74%         (5.28%)        11.68%         13.33%

  CLASS R SHARES (12/31/99)                       11.02%         (5.00%)           --          (5.00%)

  CLASS T SHARES (12/31/99)
   With sales charge (4.50%)                       5.35%         (6.54%)           --          (6.54%)
   Without sales charge                           10.29%         (5.68%)           --          (5.68%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, and adjustments for financial statement purposes. Part of the Fund's performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   As the number of holdings declined, we were encouraged by the fact that the average cash position in the Fund was also reduced. The average cash position for 2004 was less than 3% as compared to an average cash position of approximately 10% or more in the previous three years. At times, we have utilized exchange-traded funds (ETFs), which mirror underlying equity indices, to equitize cash, but because we have been pleased with idea generation for the Fund overall, the use of ETFs was relatively limited in 2004.

   Finally, following the end of the third quarter, we added two equity analysts to our small-cap investment team, bringing the total number of investment professionals on our team to seven.

WHAT MANAGEMENT DECISIONS POSITIVELY CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

The Fund benefited from strong stock selection and a relative overweight position in the consumer discretionary sector. Favorable contributions to performance were gained from two stocks in the lodging industry, CHOICE HOTELS INTERNATIONAL, INC. and GAYLORD ENTERTAINMENT COMPANY. Both stocks appreciated during the year, driven by improving trends in business travel and room rate pricing. GUITAR CENTER, INC., a retailer of musical instruments, also aided Fund performance in this sector as the company continued to post better-than-expected sales growth.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

         Consumer Discretionary         25.04%
         Information Technology         24.04%
         Industrials                    21.67%
         Healthcare                     19.72%
         Energy                          4.39%
         Financials                      3.24%
         Materials                       1.03%
         Other                           0.87%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Stock selection in the energy sector also boosted relative Fund performance. Specific holdings such as NATIONAL-OILWELL, INC., SUPERIOR ENERGY SERVICES, INC. and QUICKSILVER RESOURCES, INC. rose as surging oil prices in 2004 provided a highly supportive backdrop for stock performance.

   The Fund's holdings in the healthcare sector underperformed the Fund's benchmark as a group for the period; however, some healthcare holdings such as SFBC INTERNATIONAL, INC. and FISHER SCIENTIFIC INTERNATIONAL, INC. were among the largest positive contributors to the Fund during the period. SFBC, a contract research organization for the pharmaceutical industry, benefited from the continued strong pace of drug development activity in the industry. Fisher Scientific, a supplier of clinical laboratory equipment, posted gains early in the year as it announced a large acquisition that was viewed as a good strategic fit.

   Other notable positive contributors to the Fund's relative performance during the year included HARRIS CORPORATION and TREX COMPANY, INC. Harris, which makes many forms of electronic communications equipment, performed well as revenue growth exceeded expectations partially based on an increase in government demand for communications infrastructure upgrades. Trex, which makes maintenance-free composite wood boards for decking applications, performed well as revenues grew and investors began to appreciate the company's significant market opportunity.

   Additionally, the Fund benefited from a relative overweight position in the industrials sector and a relative underweight position in the information technology sector, which was the only sector in the Russell 2000 Growth Index to register a loss for the year despite the market's strong advance.

WHAT MANAGEMENT DECISIONS HINDERED FUND PERFORMANCE
FOR THE 12-MONTH PERIOD?

Many poor individual performers in the healthcare sector led to underperformance in the Fund's healthcare holdings overall. Pharmaceutical manufacturer Taro Pharmaceuticals Industries Limited, hospice care provider Odyssey HealthCare, Inc., and medical products company Merit Medical Systems, Inc. all had a negative impact on the Fund's performance. Taro Pharmaceuticals reported disappointing first quarter results due to both lower-than-expected revenue from new over-the-counter products, as well as higher costs to market those products. Odyssey also reported disappointing results in the first quarter and gave forward guidance that fell short of analyst expectations. Merit reported disappointing third quarter results due to increased competitive pressures.

   Other weak individual performers during the period came from the industrials sector. KVH Industries, Inc., a manufacturer of digital defense navigation products and consumer communication satellite tracking technology, saw its stock price drop significantly in the first quarter after the company disclosed delays in closing a large defense order, as well as a slower-than-expected ramp-up in a new consumer-related product. Corinthian Colleges, Inc. also hurt Fund performance as the company was negatively impacted by slowing admission trends.

   In the materials sector, a relative underweight position coupled with poor stock selection negatively impacted Fund performance. As one such example, materials holding GRAFTECH INTERNATIONAL LIMITED, which sells consumables used in steel manufacturing, performed poorly as the company was unable to convert a strong steel cycle into solid earnings growth.

   Stock selection in the information technology sector also negatively affected the Fund's performance. Within the semiconductor industry, several holdings hampered Fund performance as evidence mounted that the current cycle had reached its peak. BROOKS AUTOMATION, INC., which makes automation equipment for semiconductor manufacturing; OmniVision Technologies, Inc., which makes semiconductors for digital cameras and other applications; and Fairchild Semiconductor International, Inc., which makes a variety of commodity-oriented semiconductor components, all dragged on Fund performance.

   Other names that detracted from Fund performance included Performance Food Group Company, a food distribution company, and CUMULUS MEDIA, INC., a middle-market radio station operator. Performance Foods was negatively impacted in the second quarter by higher costs and lower productivity associated with new product rollouts. Cumulus was hurt by investor fears that advertising dollars were migrating away from traditional channels, such as radio, to Internet-based venues.

   In addition, Fund performance was negatively impacted by a relative underweight position in the financials sector.

   We continue to focus on our bottom-up stock selection process, which factors greatly into the allocation of the Fund's sector weightings. As we entered 2005, the Fund was overweight the consumer discretionary and industrials sectors, underweight financials and, to a lesser degree, the information technology sector. Within consumer discretionary, the Fund had a high relative weighting in the lodging and gaming industries. Finally, the Fund was slightly underweight healthcare, but maintained a high relative weighting in the pharmaceutical industry.

Our strategy for the Fund remains consistent. We will continue to emphasize companies that we believe have higher quality characteristics such as sustainable earnings growth, reasonable valuations and effective management teams.

/s/ Bradley C. Orr                      /s/ James (J.D.) Padgett

Bradley C. Orr, CFA                     James (J.D.) Padgett, CFA
Co-Portfolio Manager                    Co-Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                              BEGINNING            ENDING         EXPENSES PAID
                                                            ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                              (7/1/04)           (12/31/04)      (7/1/04-12/31/04)
   ---------------------------------------------------------------------------------------------------------------
   CLASS A ACTUAL                                            $ 1,000.00         $ 1,052.65         $     7.30
   CLASS A HYPOTHETICAL                                        1,000.00           1,017.82               7.18

   CLASS B ACTUAL                                              1,000.00           1,042.61              12.14
   CLASS B HYPOTHETICAL                                        1,000.00           1,013.04              11.96

   CLASS C ACTUAL                                              1,000.00           1,042.73              11.98
   CLASS C HYPOTHETICAL                                        1,000.00           1,013.19              11.81

   CLASS F ACTUAL                                              1,000.00           1,053.22               6.84
   CLASS F HYPOTHETICAL                                        1,000.00           1,018.28               6.72

   CLASS R ACTUAL                                              1,000.00           1,055.53               5.86
   CLASS R HYPOTHETICAL                                        1,000.00           1,019.25               5.75

   CLASS T ACTUAL                                              1,000.00           1,048.71               9.10
   CLASS T HYPOTHETICAL                                        1,000.00           1,016.04               8.96

   *Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, where applicable.

                                EXPENSE RATIO
-------------------------------------------------
   CLASS A                          1.41%
   CLASS B                          2.35%
   CLASS C                          2.32%
   CLASS F                          1.32%
   CLASS R                          1.13%
   CLASS T                          1.76%

STATEMENT OF INVESTMENTS
DECEMBER 31, 2004

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--100.1%
AEROSPACE & DEFENSE--1.0%
   515,697   Hexcel Corporation*                                 $      7,477,604
                                                                 ----------------
AIR FREIGHT & LOGISTICS--2.3%
   118,750   Forward Air Corporation*                                   5,308,125
   169,340   UTI Worldwide, Inc.                                       11,518,507
                                                                 ----------------
                                                                       16,826,632
                                                                 ----------------

APPAREL RETAIL--0.9%
   356,300   Hot Topic, Inc.*                                           6,124,797
                                                                 ----------------
APPLICATION SOFTWARE--3.5%
   565,180   Altiris, Inc.*                                            20,024,327
   315,400   Quest Software, Inc.*                                      5,030,630
                                                                 ----------------
                                                                       25,054,957
                                                                 ----------------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
    54,000   Affiliated Managers Group, Inc.*                           3,657,960
                                                                 ----------------
BROADCASTING & CABLE TV--0.9%
   410,425   Cumulus Media, Inc.*                                       6,189,209
                                                                 ----------------
BUILDING PRODUCTS--2.1%
   286,112   Trex Company, Inc.*                                       15,003,713
                                                                 ----------------
CASINOS & GAMING--7.3%
   478,530   GTECH Holdings Corporation                                12,417,854
   380,432   Pinnacle Entertainment, Inc.*                              7,524,945
   313,131   Station Casinos, Inc.                                     17,122,003
   448,225   WMS Industries, Inc.*                                     15,033,467
                                                                 ----------------
                                                                       52,098,269
                                                                 ----------------
COMMUNICATIONS EQUIPMENT--9.8%
   365,450   Avocent Corporation*                                      14,808,034
   646,800   Foundry Networks, Inc.*                                    8,511,888
   254,820   Harris Corporation                                        15,745,328
   512,907   Polycom, Inc.*                                            11,960,991
   931,280   Powerwave Technologies, Inc.*                              7,897,254
   533,375   Tekelec*                                                  10,902,185
                                                                 ----------------
                                                                       69,825,680
                                                                 ----------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.7%
   249,625   Wabtec Corporation                                         5,322,005
                                                                 ----------------
DIVERSIFIED COMMERCIAL SERVICES--2.4%
   183,485   Asset Acceptance Capital Corporation*                      3,908,231
   397,310   Education Management Corporation*                         13,115,203
                                                                 ----------------
                                                                       17,023,434
                                                                 ----------------
ELECTRICAL COMPONENTS & EQUIPMENT--2.0%
   410,350   AMETEK, Inc.                                              14,637,185
                                                                 ----------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.2%
   680,065   Aeroflex, Inc.*                                            8,242,388
                                                                 ----------------
ELECTRONIC MANUFACTURING SERVICES--1.1%
   399,375   RadiSys Corporation*                                       7,807,781
                                                                 ----------------

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
EMPLOYMENT SERVICES--1.1%
   378,213   Gevity HR, Inc.                                     $      7,776,059
                                                                 ----------------
ENVIRONMENTAL SERVICES--1.6%
   241,565   Stericycle, Inc.*                                         11,099,912
                                                                 ----------------
EXCHANGE TRADED FUNDS--1.0%
   182,600   Nasdaq 100 Index Tracking Stock                            7,287,566
                                                                 ----------------
GENERAL MERCHANDISE STORES--1.4%
   336,093   Tuesday Morning Corporation*                              10,294,529
                                                                 ----------------
HEALTHCARE DISTRIBUTORS--3.3%
   226,375   Fisher Scientific International, Inc.*                    14,121,273
   138,286   Henry Schein, Inc.*                                        9,630,237
                                                                 ----------------
                                                                       23,751,510
                                                                 ----------------
HEALTHCARE EQUIPMENT--2.0%
   256,200   I-Flow Corporation*                                        4,670,526
   189,716   Mine Safety Appliances Company                             9,618,601
                                                                 ----------------
                                                                       14,289,127
                                                                 ----------------
HEALTHCARE SERVICES--2.1%
   376,805   SFBC International, Inc.*                                 14,883,798
                                                                 ----------------
HEALTHCARE SUPPLIES--0.9%
   120,001   Dade Behring Holdings, Inc.*                               6,720,056
                                                                 ----------------
HOME FURNISHINGS--1.7%
   560,493   Tempur-Pedic International, Inc.*                         11,882,452
                                                                 ----------------
HOTELS, RESORTS & CRUISE LINES--4.8%
   306,572   Choice Hotels International, Inc.                         17,781,176
   402,810   Gaylord Entertainment Company*                            16,728,699
                                                                 ----------------
                                                                       34,509,875
                                                                 ----------------
INDUSTRIAL MACHINERY--1.6%
   267,225   Briggs & Stratton Corporation                             11,111,216
                                                                 ----------------
INTERNET SOFTWARE & SERVICES--0.1%
    94,792   Digitas, Inc.*                                               905,264
                                                                 ----------------
IT CONSULTING & OTHER SERVICES--1.3%
   587,560   Perot Systems Corporation Class A*                         9,418,586
                                                                 ----------------
LEISURE FACILITIES--0.9%
   259,065   Life Time Fitness, Inc.*                                   6,704,602
                                                                 ----------------
LEISURE PRODUCTS--1.8%
   632,992   Marvel Enterprises, Inc.*                                 12,963,676
                                                                 ----------------
OFFICE SERVICES & SUPPLIES--1.1%
   279,675   Herman Miller, Inc.                                        7,727,420
                                                                 ----------------
OIL & GAS EQUIPMENT & SERVICES--3.5%
   388,745   National-Oilwell, Inc.*                                   13,718,811
   747,000   Superior Energy Services, Inc.*                           11,511,270
                                                                 ----------------
                                                                       25,230,081
                                                                 ----------------
OIL & GAS EXPLORATION & PRODUCTION--0.9%
   168,850   Quicksilver Resources, Inc.*                               6,210,303
                                                                 ----------------

SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
PHARMACEUTICALS--11.4%
   437,200   Endo Pharmaceuticals Holdings, Inc.*                $      9,189,944
   300,840   Eon Labs, Inc.*                                            8,122,680
 1,155,880   Impax Laboratories, Inc.*                                 18,355,374
   394,197   Inspire Pharmaceuticals, Inc.*                             6,610,684
   338,627   Medicis Pharmaceutical Corporation Class A                11,889,194
   451,065   MGI Pharma, Inc.*                                         12,634,331
   837,525   Salix Pharmaceuticals Limited*                            14,732,065
                                                                 ----------------
                                                                       81,534,272
                                                                 ----------------
REGIONAL BANKS--0.9%
   273,980   Southwest Bancorporation of Texas, Inc.                    6,380,994
                                                                 ----------------
RESTAURANTS--2.1%
   286,342   RARE Hospitality International, Inc.*                      9,122,856
   108,469   Red Robin Gourmet Burgers, Inc.*                           5,799,837
                                                                 ----------------
                                                                       14,922,693
                                                                 ----------------
SEMICONDUCTOR EQUIPMENT--1.8%
   254,295   Brooks Automation, Inc.*                                   4,378,960
   860,430   Entegris, Inc.*                                            8,561,279
                                                                 ----------------
                                                                       12,940,239
                                                                 ----------------
SEMICONDUCTORS--3.4%
   475,300   Intersil Corporation Class A                               7,956,522
   304,415   Semtech Corporation*                                       6,657,556
   281,625   Sigmatel, Inc.*                                           10,006,136
                                                                 ----------------
                                                                       24,620,214
                                                                 ----------------
SPECIALTY STORES--3.3%
   237,400   Guitar Center, Inc.*                                      12,508,606
   280,250   PETCO Animal Supplies, Inc.*                              11,064,270
                                                                 ----------------
                                                                       23,572,876
                                                                 ----------------
STEEL--1.0%
   775,800   GrafTech International Limited*                            7,339,068
                                                                 ----------------
TECHNOLOGY DISTRIBUTORS--1.9%
   645,986   Insight Enterprises, Inc.*                                13,255,633
                                                                 ----------------
THRIFTS & MORTGAGE FINANCE--1.8%
   351,850   BankAtlantic Bancorp, Inc.                                 7,001,815
   401,725   NewAlliance Bancshares, Inc.                               6,146,393
                                                                 ----------------
                                                                       13,148,208
                                                                 ----------------
TRADING COMPANIES & DISTRIBUTORS--3.6%
   203,037   Fastenal Company                                          12,498,958
   412,125   Hughes Supply, Inc.                                       13,332,244
                                                                 ----------------
                                                                       25,831,202
                                                                 ----------------
TRUCKING--2.1%
   165,950   J.B. Hunt Transport Services, Inc.                         7,442,859
   210,170   Overnite Corporation                                       7,826,730
                                                                 ----------------
                                                                       15,269,589
                                                                 ----------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$588,636,767)                                                  716,872,634
                                                                 ----------------

UNITS                                                                MARKET VALUE
---------------------------------------------------------------------------------
RIGHTS AND WARRANTS--0.0%
COMMERCIAL PRINTING--0.0%
     2,368   American Banknote Corporation Warrants,
             expire 2007*                                        $              0
     2,368   American Banknote Corporation Warrants,
             expire 2007*                                                       0
                                                                 ----------------
                                                                                0
                                                                 ----------------
TOTAL RIGHTS AND WARRANTS
(COST--$0)                                                                      0
                                                                 ----------------

PRINCIPAL AMOUNT                                                   AMORTIZED COST
---------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.1%
PACKAGED FOODS & MEATS--0.0%
$  250,000   Hershey Foods Corporation
             2.18% 1/18/05~                                      $        249,743
                                                                 ----------------
PHARMACEUTICALS--2.1%
14,700,000   Novartis Finance Corporation
             2.10% 1/3/05~                                             14,698,285
                                                                 ----------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$14,948,028)                                          14,948,028
                                                                 ----------------
TOTAL INVESTMENTS--102.2%
(TOTAL COST--$603,584,795)                                            731,820,662
                                                                 ----------------
OTHER ASSETS AND LIABILITIES--(2.2%)                                  (16,008,060)
                                                                 ----------------
NET ASSETS--100.0%                                               $    715,812,602
                                                                 ================

NOTES TO STATEMENT OF INVESTMENTS
*    NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $14,948,028, OR 2.1%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS

Investment securities, at cost                                      $  603,584,795
                                                                    --------------
Investment securities, at market                                       731,820,662
Cash                                                                     1,701,065
Receivables:
   Investment securities sold                                            8,466,233
   Capital shares sold                                                     843,329
   Dividends and interest                                                  204,360
   Other assets                                                             55,561
                                                                    --------------
Total Assets                                                           743,091,210
                                                                    --------------
LIABILITIES

Payables and other accrued liabilities:
   Investment securities purchased                                      12,588,937
   Capital shares redeemed                                              13,561,036
   Advisory fees                                                           511,956
   Shareholder servicing fees                                               42,522
   Accounting fees                                                          32,884
   Distribution fees                                                       178,357
   Transfer agency fees                                                     68,989
   Custodian fees                                                            2,331
   Other                                                                   291,596
                                                                    --------------
Total Liabilities                                                       27,278,608
                                                                    --------------
Net Assets                                                          $  715,812,602
                                                                    ==============
COMPOSITION OF NET ASSETS

Capital (par value and paid-in surplus)                             $  977,746,311
Accumulated net investment loss                                           (125,444)
Accumulated net realized loss from security transactions              (390,044,132)
Net unrealized appreciation on investments                             128,235,867
                                                                    --------------
Total                                                               $  715,812,602
                                                                    ==============

CLASS A

Net Assets                                                          $   65,762,908
Shares Outstanding                                                       2,282,112
Net Asset Value, Redemption Price Per Share                         $        28.82
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                      $        30.58

CLASS B

Net Assets                                                          $   18,795,088
Shares Outstanding                                                         682,247
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share             $        27.55

CLASS C

Net Assets                                                          $    6,667,702
Shares Outstanding                                                         241,835
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share             $        27.57

CLASS F

Net Assets                                                          $  550,622,293
Shares Outstanding                                                      19,139,530
Net Asset Value, Offering and Redemption Price Per Share            $        28.77

CLASS R

Net Assets                                                          $   72,316,956
Shares Outstanding                                                       2,475,042
Net Asset Value, Offering and Redemption Price Per Share            $        29.22

CLASS T

Net Assets                                                          $    1,647,655
Shares Outstanding                                                          58,461
Net Asset Value, Redemption Price Per Share                         $        28.18
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                      $        29.51

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME

Dividends                                                           $    1,784,778
Interest                                                                   228,763
Foreign taxes withheld                                                      (6,103)
                                                                    --------------
Total Investment Income                                                  2,007,438
                                                                    --------------
EXPENSES

Advisory fees--Note 2                                                    6,304,317
Shareholder servicing fees--Note 2                                         570,834
Accounting fees--Note 2                                                    403,104
Distribution fees--Note 2                                                1,390,333
Transfer agency fees--Note 2                                               943,677
Registration fees                                                           77,988
Postage and mailing expenses                                                98,295
Custodian fees and expenses--Note 2                                         19,546
Printing expenses                                                          106,315
Legal and audit fees                                                       127,025
Directors' fees and expenses--Note 2                                       125,318
Other expenses                                                             152,806
                                                                    --------------
   Total Expenses                                                       10,319,558
   Earnings Credits                                                        (15,926)
   Reimbursed/Waived Expenses                                                 (941)
   Expense Offset to Broker Commissions                                     (4,050)
                                                                    --------------
   Net Expenses                                                         10,298,641
                                                                    --------------
Net Investment Loss                                                     (8,291,203)
                                                                    --------------
REALIZED AND UNREALIZED GAIN ON SECURITY TRANSACTIONS

Net Realized Gain on Security Transactions                              74,597,741
Net Change in Unrealized Appreciation/Depreciation of Investments        5,007,548
                                                                    --------------
Net Realized and Unrealized Gain                                        79,605,289
                                                                    --------------
Net Increase in Net Assets Resulting from Operations                $   71,314,086
                                                                    ==============

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED        YEAR ENDED
                                                                                      12/31/04          12/31/03
OPERATIONS

Net Investment Loss                                                                $   (8,291,203)   $   (9,085,288)
Net Realized Gain                                                                      74,597,741        13,930,958
Net Change in Unrealized
 Appreciation/Depreciation of Investments                                               5,007,548       218,611,635
                                                                                   --------------    --------------
Net Increase in Net Assets Resulting from Operations                                   71,314,086       223,457,305
                                                                                   --------------    --------------
CAPITAL SHARE TRANSACTIONS

Net Increase (Decrease)--Note 4
   Class A                                                                            (20,072,155)       (9,822,554)
   Class B                                                                             (3,926,079)       (3,591,234)
   Class C                                                                             (2,295,210)       (1,821,877)
   Class F                                                                           (143,830,150)      (36,105,693)
   Class R                                                                                 25,138         5,799,244
   Class T                                                                               (302,253)           68,669
                                                                                   --------------    --------------
Net Decrease from Capital Share Transactions                                         (170,400,709)      (45,473,445)
                                                                                   --------------    --------------
Net Increase (Decrease) in Net Assets                                                 (99,086,623)      177,983,860
                                                                                   --------------    --------------
NET ASSETS

Beginning of year                                                                  $  814,899,225    $  636,915,365
                                                                                   --------------    --------------
End of year                                                                        $  715,812,602    $  814,899,225
                                                                                   ==============    ==============

Accumulated Net Investment Loss                                                    $     (125,444)   $      (99,180)

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED
                                                                             DECEMBER 31,
                                               2004             2003             2002             2001             2000
                                           ----------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      26.04     $      19.09     $      28.50     $      34.79     $      40.88
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

Net investment loss                               (0.64)           (0.36)           (0.31)           (0.17)           (0.03)
Net realized and unrealized gains
 (losses) on securities                            3.42             7.31            (9.10)           (6.02)           (3.45)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.78             6.95            (9.41)           (6.19)           (3.48)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      28.82     $      26.04     $      19.09     $      28.50     $      34.79
                                           ================================================================================

TOTAL RETURN*                                     10.68%           36.41%          (33.02%)         (17.78%)          (8.18%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $     65,763     $     79,630     $     67,184     $    117,773     $    131,298
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.38%            1.50%            1.35%            1.19%            1.24%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.37%            1.50%            1.35%            1.18%            1.20%
Net investment loss                               (1.11%)          (1.25%)          (1.08%)          (0.58%)          (0.21%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                              YEAR ENDED
                                                                              DECEMBER 31,
                                               2004             2003             2002             2001             2000
                                           ----------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      25.12     $      18.60     $      28.03     $      34.49     $      40.88
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (1.07)           (0.81)           (0.69)           (0.45)           (0.21)
Net realized and unrealized gains
 (losses) on securities                            3.50             7.33            (8.74)           (5.91)           (3.57)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.43             6.52            (9.43)           (6.36)           (3.78)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      27.55     $      25.12     $      18.60     $      28.03     $      34.49
                                           ================================================================================

TOTAL RETURN*                                      9.67%           35.05%          (33.64%)         (18.43%)          (8.92%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $     18,795     $     21,009     $     18,804     $     35,845     $     50,883
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            2.30%            2.56%            2.26%            1.97%            1.97%
Expenses with reimbursements,
 earnings credits and brokerage offsets            2.29%            2.56%            2.26%            1.96%            1.94%
Net investment loss                               (2.03%)          (2.31%)          (1.98%)          (1.35%)          (1.02%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            YEAR ENDED
                                                                            DECEMBER 31,
                                               2004             2003             2002             2001             2000
                                           ----------------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      25.14     $      18.60     $      28.05     $      34.51     $      40.88
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (1.53)           (0.94)           (0.86)           (0.48)           (0.19)
Net realized and unrealized gains
 (losses) on securities                            3.96             7.48            (8.59)           (5.88)           (3.57)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.43             6.54            (9.45)           (6.36)           (3.76)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      27.57     $      25.14     $      18.60     $      28.05     $      34.51
                                           ================================================================================

TOTAL RETURN*                                      9.67%           35.16%          (33.69%)         (18.42%)          (8.87%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $      6,668     $      8,352     $      7,794     $     17,031     $     25,275
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            2.28%            2.52%            2.27%            1.98%            1.97%
Expenses with reimbursements,
 earnings credits and brokerage offsets            2.27%            2.52%            2.26%            1.96%            1.94%
Net investment loss                               (2.01%)          (2.28%)          (1.99%)          (1.36%)          (1.01%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                              YEAR ENDED
                                                                              DECEMBER 31,
                                                2004            2003             2002            2001             2000
                                           ----------------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      25.98     $      19.04     $      28.45     $      34.74     $      40.86
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.69)           (0.35)           (0.36)           (0.20)           (0.07)
Net realized and unrealized gains
 (losses) on securities                            3.48             7.29            (9.05)           (5.99)           (3.44)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.79             6.94            (9.41)           (6.19)           (3.51)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      28.77     $      25.98     $      19.04     $      28.45     $      34.74
                                           ================================================================================

TOTAL RETURN                                      10.74%           36.45%          (33.08%)         (17.81%)          (8.26%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $    550,622     $    638,880     $    498,970     $    847,330     $  1,066,003
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.35%            1.53%            1.41%            1.25%            1.28%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.34%            1.53%            1.40%            1.24%            1.25%
Net investment loss                               (1.08%)          (1.29%)          (1.13%)          (0.64%)          (0.46%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              YEAR ENDED
                                                                              DECEMBER 31,
                                               2004            2003              2002            2001             2000
                                           ----------------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      26.32     $      19.23     $      28.64     $      34.87     $      40.88
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      (0.24)           (0.17)           (0.18)           (0.08)            0.00+
Net realized and unrealized gains
 (losses) on securities                            3.14             7.26            (9.23)           (6.05)           (3.40)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.90             7.09            (9.41)           (6.13)           (3.40)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      29.22     $      26.32     $      19.23     $      28.64     $      34.87
                                           ================================================================================

TOTAL RETURN                                      11.02%           36.87%          (32.86%)         (17.57%)          (7.98%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $     72,317     $     65,240     $     42,872     $     61,163     $      4,693
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.11%            1.21%            1.10%            0.95%            0.96%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.10%            1.21%            1.10%            0.94%            0.93%
Net investment income (loss)                      (0.83%)          (0.96%)          (0.82%)          (0.38%)           0.01%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

+ NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                              YEAR ENDED
                                                                              DECEMBER 31,
                                               2004             2003             2002            2001             2000
                                           ----------------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      25.55     $      18.79     $      28.24     $      34.69     $      40.88
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.65)           (0.31)           (0.54)           (0.33)           (0.09)
Net realized and unrealized gains
 (losses) on securities                            3.28             7.07            (8.91)           (6.02)           (3.49)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.63             6.76            (9.45)           (6.35)           (3.58)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      28.18     $      25.55     $      18.79     $      28.24     $      34.69
                                           ================================================================================

TOTAL RETURN*                                     10.29%           35.98%          (33.46%)         (18.30%)          (8.43%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $      1,648     $      1,788     $      1,291     $      2,341     $      1,908
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.71%            1.91%            2.06%            1.83%            1.48%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.70%            1.90%            2.06%            1.82%            1.44%
Net investment loss                               (1.44%)          (1.66%)          (1.79%)          (1.24%)          (0.50%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $323,778 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $120,941 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                    TRANSFER
                                   AGENCY FEES
     ------------------------------------------
     Class A                       $    39,332
     Class B                       $    43,876
     Class C                       $    14,862
     Class R                       $    22,780
     Class T                       $     2,230

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $699,656 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended

December 31, 2004, the Fund was charged $25,839 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $1,185,726 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                   DISTRIBUTION     SHAREHOLDER
                                       FEES        SERVICING FEES
     ------------------------------------------------------------
     Class A                                N/A    $      176,095
     Class B                       $    146,288    $       48,763
     Class C                       $     54,182    $       18,061
     Class T                       $      4,137    $        4,137

During the year ended December 31, 2004, DSC retained $1,102 and $9 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $5,116, $63,542 and $912 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the

Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

     TIME PERIOD                                   AMOUNT OF WAIVER
     --------------------------------------------------------------
     9/1/03 to 8/31/04                             $        150,000
     9/1/04 to 8/31/05                             $        200,000
     9/1/05 to 8/31/06                             $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $941, which reduced the amount paid to Mellon Bank to $18,605.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET         UNDISTRIBUTED NET          PAID-IN
          INVESTMENT INCOME     REALIZED GAINS AND LOSSES      CAPITAL
          ----------------------------------------------------------------
          $       8,264,939             $   0               $   (8,264,939)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $72,337,100. Accumulated capital losses as of December 31, 2004 were:

     EXPIRATION                          AMOUNT
     ----------------------------------------------
     2009                           $   138,824,492
     2010                           $   230,439,968
     2011                           $    14,100,468
                                    $   383,364,928
                                    ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Federal Tax Cost                              $   610,263,999
     Gross Tax Appreciation of Investments         $   131,634,068
     Gross Tax Depreciation of Investments         $   (10,077,405)
     Net Tax Appreciation                          $   121,556,663

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                            YEAR ENDED                            YEAR ENDED
                                             12/31/04                              12/31/03
                                     SHARES             AMOUNT              SHARES             AMOUNT
CLASS A

Sold                                     606,846    $    16,285,433          1,201,496    $    27,097,339
Redeemed                              (1,383,103)   $   (36,357,588)        (1,662,688)   $   (36,919,893)
                                 ------------------------------------------------------------------------
Net Decrease                            (776,257)   $   (20,072,155)          (461,192)   $    (9,822,554)
                                 ========================================================================
CLASS B

Sold                                       7,176    $       180,419             10,129    $       212,967
Redeemed                                (161,266)   $    (4,106,498)          (184,783)   $    (3,804,201)
                                 ------------------------------------------------------------------------
Net Decrease                            (154,090)   $    (3,926,079)          (174,654)   $    (3,591,234)
                                 ========================================================================
CLASS C

Sold                                       7,418    $       188,358             21,413    $       428,341
Redeemed                                 (97,877)   $    (2,483,568)          (108,035)   $    (2,250,218)
                                 ------------------------------------------------------------------------
Net Decrease                             (90,459)   $    (2,295,210)           (86,622)   $    (1,821,877)
                                 ========================================================================
CLASS F

Sold                                   3,312,230    $    88,403,785          5,367,437    $   117,439,063
Redeemed                              (8,760,046)   $  (232,233,935)        (6,981,197)   $  (153,544,756)
                                 ------------------------------------------------------------------------
Net Decrease                          (5,447,816)   $  (143,830,150)        (1,613,760)   $   (36,105,693)
                                 ========================================================================
CLASS R

Sold                                     568,863    $    15,239,651            500,330    $    11,153,199
Redeemed                                (572,087)   $   (15,214,513)          (251,484)   $    (5,353,955)
                                 ------------------------------------------------------------------------
Net Increase (Decrease)                   (3,224)   $        25,138            248,846    $     5,799,244
                                 ========================================================================
CLASS T

Sold                                      15,867    $       408,647             18,394    $       420,952
Redeemed                                 (27,379)   $      (710,900)           (17,137)   $      (352,283)
                                 ------------------------------------------------------------------------
Net Increase (Decrease)                  (11,512)   $      (302,253)             1,257    $        68,669
                                 ========================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $724,668,931 and $883,143,892, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004 the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr. Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS DISCOVERY GROWTH FUND
P.O. Box 55360
Boston, MA 02205-8252
1-800-525-2440
www.founders.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30, 2004, is available through the Fund's website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2005 Founders Asset Management LLC. 2/05

A-646-DIS-04

ANNUAL REPORT

DREYFUS FOUNDERS
EQUITY GROWTH FUND*

INVESTMENT UPDATE
DECEMBER 31, 2004

*FORMERLY DREYFUS FOUNDERS GROWTH AND INCOME FUND.

[(R)DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                  3

Fund Expenses                                                       10

Statement of Investments                                            12

Statement of Assets and Liabilities                                 17

Statement of Operations                                             19

Statements of Changes in Net Assets                                 20

Financial Highlights                                                21

Notes to Financial Statements                                       27

Report of Independent Registered Public Accounting Firm             37

Other Tax Information                                               38

Your Board Representatives                                          39

[GRAPHIC]
PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website. To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                      DISTRIBUTOR

Founders Asset Management LLC           Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)          200 Park Avenue
210 University Boulevard, Suite 800     New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-8 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH PORTFOLIO
MANAGER JOHN B. JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2004?

Dreyfus Founders Equity Growth Fund underperformed its benchmark, the Standard & Poor's 500 Index, which posted a 10.88% return for the 12-month period ended December 31, 2004.

WHAT WAS THE BROAD MARKET ENVIRONMENT IN WHICH THE FUND PERFORMED DURING THE PERIOD?

The first three quarters of 2004 proved rough for U.S. equity markets as various factors weighed heavily on investor sentiment. Among these factors were the continued uncertainty surrounding geopolitical activity in the Middle East, the anticipation and enactment of increases in the federal funds rate, skyrocketing oil prices and the run-up to the closely contested U.S. Presidential election. However, by the fourth quarter numerous investor concerns were resolved and the markets rallied.

WHAT MANAGEMENT DECISIONS POSITIVELY CONTRIBUTED TO FUND PERFORMANCE DURING THE PERIOD?

Overall, strong stock selection drove the Fund's performance during the period, as numerous holdings positively impacted Fund performance. When examining sectors, holdings in the consumer discretionary, information technology and industrials sectors provided the largest boon to Fund performance relative to its benchmark.

[SIDENOTE]

"CONTINUED STRONG CONSUMER SPENDING BOOSTED THE CONSUMER DISCRETIONARY SECTOR."

   Continued strong consumer spending boosted the consumer discretionary sector in 2004. During the period, our bottom-up investment process led us to forecast strong demand for leisure cruising, and as a result we compiled earnings estimates that were ahead of Wall Street forecasts. The Fund's holdings in the cruise industry, ROYAL CARIBBEAN CRUISES LIMITED and CARNIVAL CORPORATION, positively impacted relative Fund performance and contributed to an overweight position in the consumer discretionary sector versus the benchmark. STARWOOD HOTELS & RESORTS WORLDWIDE, INC. also benefited from an uptick in business and leisure travel. Additionally, retailer Nordstrom, Inc. gained in this accommodative spending environment.

   Although information technology stocks showed mixed performance in general during the period, strong stock selection in this sector helped the Fund's relative performance. Driven by continued strong demand for its iPod and the introduction of a new Mac computer, APPLE COMPUTER, INC. had the largest positive impact on the Fund's performance of any stock. Autodesk, Inc., a design software and digital content company, also performed well due to favorable acceptance of new products as well as strong company execution.

   Continued economic strength also benefited holdings in the industrials sector, such as FEDEX CORPORATION, which performed well on improved volumes.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

     - The first three quarters of 2004 proved rough for U.S. equity markets as various factors weighed heavily on investor sentiment.

     - Holdings in the consumer discretionary, information technology and industrials sectors provided the largest boon to Fund performance relative to its benchmark.

     - Although information technology stocks showed mixed performance in general during the period, strong stock selection in this sector helped the Fund's relative performance.

     - Underweight positions in the materials, energy and financials sectors weighed heavily on relative Fund performance during the period.

     - Select information technology issues weighed heavily on performance in spite of the sector's overall positive contribution to the Fund.

   Healthcare holding ABBOT LABORATORIES and energy issue EXXONMOBIL CORPORATION were additional notable performers for the period.

   The Fund's position in Standard & Poor's Depositary Receipts also had a positive impact on Fund performance.

WHAT MANAGEMENT DECISIONS HINDERED FUND PERFORMANCE DURING THE PERIOD?

Our investment strategy is to build a diversified portfolio of high-quality, respected companies that demonstrate the best potential for significant earnings growth. However, there are times when stock performance disappoints, hurting the Fund's overall performance.

   During the period, select information technology issues weighed heavily on performance in spite of the sector's overall positive contribution to the Fund. INTEL CORPORATION experienced lackluster demand and declining gross margins, which sent the stock lower during the year. Oracle Corporation was hurt by the protracted fight to acquire PeopleSoft as well as tepid demand for software. VIACOM, INC. posted growth rates that trailed Wall Street estimates, and MAXIM INTEGRATED PRODUCTS, INC. underperformed as a result of lower market demand for its products and excess channel inventory. CISCO SYSTEMS, INC., NVIDIA Corporation and TEXAS INSTRUMENTS, INC. also underperformed for the period.

LARGEST EQUITY HOLDINGS (ticker symbol)

      1.  SPDR Trust Series 1 (SPY)                            4.77%
      2.  Microsoft Corporation (MSFT)                         3.29%
      3.  Royal Caribbean Cruises Limited (RCL)                2.37%
      4.  Intel Corporation (INTC)                             2.28%
      5.  Wal-Mart Stores, Inc. (WMT)                          2.26%
      6.  Carnival Corporation (CCL)                           2.15%
      7.  Cisco Systems, Inc. (CSCO)                           2.09%
      8.  Kohl's Corporation (KSS)                             2.07%
      9.  SAP AG Sponsored ADR (SAP)                           2.07%
     10.  Gillette Company (G)                                 1.97%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     S&P 500
               Shares      Index
----------------------------------
12/31/1994     $10,000     $10,000
12/31/1995     $12,906     $13,758
12/31/1996     $16,051     $16,917
12/31/1997     $19,171     $22,561
12/31/1998     $22,579     $29,008
12/31/1999     $25,973     $35,112
12/29/2000     $20,891     $31,915
12/31/2001     $17,226     $28,122
12/31/2002     $12,862     $21,907
12/31/2003     $16,808     $28,190
12/31/2004     $18,316     $31,258

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Equity Growth Fund on 12/31/94 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                                1           5            10         SINCE
CLASS (Inception Date)                         YEAR       YEARS         YEARS     INCEPTION
-------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
 With sales charge (5.75%)                     2.39%      (8.27%)         --       (8.27%)
 Without sales charge                          8.54%      (7.18%)         --       (7.18%)

CLASS B SHARES (12/31/99)
 With redemption*                              3.73%      (8.03%)         --       (8.03%)
 Without redemption                            7.73%      (7.68%)         --       (7.68%)

CLASS C SHARES (12/31/99)
 With redemption**                             6.87%      (8.00%)         --       (8.00%)
 Without redemption                            7.87%      (8.00%)         --       (8.00%)

CLASS F SHARES (7/5/38)                        8.97%      (6.75%)       6.24%        N/A

CLASS R SHARES (12/31/99)                      8.88%      (6.96%)         --       (6.96%)

CLASS T SHARES (12/31/99)
 With sales charge (4.50%)                     2.83%      (8.61%)         --       (8.61%)
 Without sales charge                          7.76%      (7.76%)         --       (7.76%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

[CHART]

       PORTFOLIO COMPOSITION OF NET ASSETS

        Information Technology         30.05%
        Consumer Discretionary         19.11%
        Financials                     11.91%
        Industrials                    11.26%
        Healthcare                      9.42%
        Consumer Staples                8.15%
        Energy                          2.37%
        Other                           5.27%
        Cash & Equivalents              2.46%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Underweight positions in the materials, energy and financials sectors also weighed heavily on relative Fund performance during the period. Additionally, weak stock selection in materials and financials dragged on the Fund's annual return.

   Other notable detractors from Fund performance included COCA-COLA COMPANY and Newmont Mining Corporation. In addition, PFIZER, INC. had the largest negative impact on the Fund's performance of any stock. Generic competition and safety concerns surrounding two of the company's COX-2 inhibitor drugs combined to hurt Pfizer's share price for the period.

We will continue to apply our fundamental-based investment process and philosophy in seeking companies that we believe have the potential to take advantage of an improving economy and that exhibit strong earnings growth.

/s/ John B. Jares

John B. Jares, CFA
Portfolio Manager

                       This page intentionally left blank.

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you hold to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you hold with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                          BEGINNING            ENDING           EXPENSES PAID
                                        ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD*
                                          (7/1/04)            (12/31/04)      (7/1/04-12/31/04)
   --------------------------------------------------------------------------------------------
   CLASS A ACTUAL                       $    1,000.00       $    1,057.36       $        6.75
   CLASS A HYPOTHETICAL                      1,000.00            1,018.38                6.62

   CLASS B ACTUAL                            1,000.00            1,049.94               10.46
   CLASS B HYPOTHETICAL                      1,000.00            1,014.72               10.28

   CLASS C ACTUAL                            1,000.00            1,051.14               10.36
   CLASS C HYPOTHETICAL                      1,000.00            1,014.82               10.18

   CLASS F ACTUAL                            1,000.00            1,060.70                5.71
   CLASS F HYPOTHETICAL                      1,000.00            1,019.40                5.60

   CLASS R ACTUAL                            1,000.00            1,059.96                5.30
   CLASS R HYPOTHETICAL                      1,000.00            1,019.81                5.19

   CLASS T ACTUAL                            1,000.00            1,049.84               10.83
   CLASS T HYPOTHETICAL                      1,000.00            1,014.36               10.64

   *Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, where applicable.

                                EXPENSE RATIO
   --------------------------------------------------
   CLASS A                          1.30%
   CLASS B                          2.02%
   CLASS C                          2.00%
   CLASS F                          1.10%
   CLASS R                          1.02%
   CLASS T                          2.09%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--92.2%
AIR FREIGHT & LOGISTICS--1.0%
    24,025   FedEx Corporation                                       $  2,366,215
                                                                     ------------
AIRLINES--1.6%
    53,900   AMR Corporation*                                             590,205
    77,400   JetBlue Airways Corporation*                               1,797,228
    86,800   Southwest Airlines Company                                 1,413,104
                                                                     ------------
                                                                        3,800,537
                                                                     ------------
APPLICATION SOFTWARE--1.0%
    53,500   Mercury Interactive Corporation*                           2,436,925
                                                                     ------------
ASSET MANAGEMENT & CUSTODY BANKS--1.0%
    17,250   Bank of New York Company, Inc.                               576,495
    39,675   Northern Trust Corporation                                 1,927,412
                                                                     ------------
                                                                        2,503,907
                                                                     ------------
BIOTECHNOLOGY--2.3%
    29,060   Amgen, Inc.*                                               1,864,199
     9,650   Biogen Idec, Inc.*                                           642,787
    25,375   Genzyme Corporation*                                       1,473,526
    42,425   Gilead Sciences, Inc.*                                     1,484,451
                                                                     ------------
                                                                        5,464,963
                                                                     ------------
BROADCASTING & CABLE TV--1.8%
   132,325   Comcast Corporation Special Class A*                       4,345,553
                                                                     ------------
CASINOS & GAMING--0.5%
    17,275   Wynn Resorts, Limited*                                     1,156,043
                                                                     ------------
COMMUNICATIONS EQUIPMENT--4.6%
    85,150   Avaya, Inc.*                                               1,464,580
   257,138   Cisco Systems, Inc.*                                       4,962,763
    37,775   Motorola, Inc.                                               649,730
    43,850   QUALCOMM, Inc.                                             1,859,240
    60,025   Scientific-Atlanta, Inc.                                   1,981,425
                                                                     ------------
                                                                       10,917,738
                                                                     ------------
COMPUTER & ELECTRONICS RETAIL--0.5%
    19,399   Best Buy Company, Inc.                                     1,152,689
                                                                     ------------
COMPUTER HARDWARE--4.4%
    72,125   Apple Computer, Inc.*                                      4,644,850
    38,750   Dell, Inc.*                                                1,632,925
    43,125   International Business Machines Corporation                4,251,263
                                                                     ------------
                                                                       10,529,038
                                                                     ------------
COMPUTER STORAGE & PERIPHERALS--1.5%
   238,200   EMC Corporation*                                           3,542,034
                                                                     ------------
CONSUMER FINANCE--0.7%
    62,781   MBNA Corporation                                           1,769,796
                                                                     ------------

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES--2.1%
    89,225   Automatic Data Processing, Inc.                         $  3,957,129
    25,625   CheckFree Corporation*                                       975,800
                                                                     ------------
                                                                        4,932,929
                                                                     ------------
DEPARTMENT STORES--2.1%
   100,125   Kohl's Corporation*                                        4,923,146
                                                                     ------------
DIVERSIFIED BANKS--1.0%
    36,150   Wells Fargo & Company                                      2,246,723
                                                                     ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.9%
    29,375   Emerson Electric Company                                   2,059,188
                                                                     ------------
EMPLOYMENT SERVICES--1.6%
    29,500   Manpower, Inc.                                             1,424,850
    69,500   Monster Worldwide, Inc.*                                   2,337,980
                                                                     ------------
                                                                        3,762,830
                                                                     ------------
EXCHANGE TRADED FUNDS--5.3%
    29,650   Nasdaq 100 Index Tracking Stock                            1,183,332
    93,725   SPDR Trust Series 1                                       11,331,353
                                                                     ------------
                                                                       12,514,685
                                                                     ------------
GENERAL MERCHANDISE STORES--1.0%
    57,150   Dollar General Corporation                                 1,187,006
    24,875   Target Corporation                                         1,291,759
                                                                     ------------
                                                                        2,478,765
                                                                     ------------
HEALTHCARE EQUIPMENT--0.7%
    45,425   Boston Scientific Corporation*                             1,614,859
                                                                     ------------
HOME ENTERTAINMENT SOFTWARE--0.5%
    20,600   Electronic Arts, Inc.*                                     1,270,608
                                                                     ------------
HOTELS, RESORTS & CRUISE LINES--3.8%
    88,725   Carnival Corporation                                       5,113,222
    65,800   Starwood Hotels & Resorts Worldwide, Inc.                  3,842,720
                                                                     ------------
                                                                        8,955,942
                                                                     ------------
HOUSEHOLD PRODUCTS--1.5%
    41,025   Clorox Company                                             2,417,603
    23,275   Colgate-Palmolive Company                                  1,190,749
                                                                     ------------
                                                                        3,608,352
                                                                     ------------
HYPERMARKETS & SUPER CENTERS--2.3%
   101,525   Wal-Mart Stores, Inc.                                      5,362,551
                                                                     ------------
INDUSTRIAL CONGLOMERATES--1.2%
    81,375   General Electric Company                                   2,970,188
                                                                     ------------
INDUSTRIAL MACHINERY--0.6%
    15,225   Illinois Tool Works, Inc.                                  1,411,053
                                                                     ------------
INTEGRATED OIL & GAS--1.8%
    82,541   ExxonMobil Corporation                                     4,231,052
                                                                     ------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE--2.7%
    37,250   Goldman Sachs Group, Inc.                               $  3,875,490
    46,900   Morgan Stanley                                             2,603,888
                                                                     ------------
                                                                        6,479,378
                                                                     ------------
LEISURE FACILITIES--2.4%
   103,300   Royal Caribbean Cruises Limited                            5,623,652
                                                                     ------------
LIFE & HEALTH INSURANCE--0.5%
    71,125   UnumProvident Corporation                                  1,275,983
                                                                     ------------
MOVIES & ENTERTAINMENT--4.6%
   211,275   Time Warner, Inc.*                                         4,107,186
    98,600   Viacom, Inc.                                               3,588,054
   117,075   Walt Disney Company                                        3,254,685
                                                                     ------------
                                                                       10,949,925
                                                                     ------------
MULTI-LINE INSURANCE--1.7%
    60,075   American International Group, Inc.                         3,945,125
                                                                     ------------
OFFICE ELECTRONICS--0.4%
    17,700   Zebra Technologies Corporation*                              996,156
                                                                     ------------
OIL & GAS DRILLING--0.6%
    35,150   Diamond Offshore Drilling, Inc.                            1,407,758
                                                                     ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.5%
    52,224   Citigroup, Inc.                                            2,516,152
    29,201   JPMorgan Chase & Company                                   1,139,131
                                                                     ------------
                                                                        3,655,283
                                                                     ------------
PERSONAL PRODUCTS--3.5%
    76,650   Estee Lauder Companies, Inc. Class A                       3,508,271
   104,725   Gillette Company                                           4,689,586
                                                                     ------------
                                                                        8,197,857
                                                                     ------------
PHARMACEUTICALS--5.4%
    87,675   Abbott Laboratories                                        4,090,039
    63,675   Johnson & Johnson                                          4,038,269
    54,767   Pfizer, Inc.                                               1,472,685
    78,125   Wyeth                                                      3,327,344
                                                                     ------------
                                                                       12,928,337
                                                                     ------------
PROPERTY & CASUALTY INSURANCE--0.8%
    36,525   Allstate Corporation                                       1,889,073
                                                                     ------------
PUBLISHING--1.2%
    33,675   Gannett Company, Inc.                                      2,751,248
                                                                     ------------
RAILROADS--1.9%
    45,175   Burlington Northern Santa Fe Corporation                   2,137,229
    36,000   Union Pacific Corporation                                  2,421,000
                                                                     ------------
                                                                        4,558,229
                                                                     ------------
RESTAURANTS--1.1%
    79,425   Cheesecake Factory, Inc.*                                  2,578,930
                                                                     ------------

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT--1.0%
    67,550   Applied Materials, Inc.*                                $  1,155,105
    25,500   KLA-Tencor Corporation*                                    1,187,790
                                                                     ------------
                                                                        2,342,895
                                                                     ------------
SEMICONDUCTORS--6.5%
    36,425   Broadcom Corporation*                                      1,175,799
     4,170   Freescale Semiconductor, Inc. Class B*                        76,561
   231,628   Intel Corporation                                          5,417,779
    92,025   Linear Technology Corporation                              3,566,889
    81,775   Maxim Integrated Products, Inc.                            3,466,442
    52,700   Texas Instruments, Inc.                                    1,297,474
    17,800   Xilinx, Inc.                                                 527,770
                                                                     ------------
                                                                       15,528,714
                                                                     ------------
SOFT DRINKS--0.9%
    52,825   Coca-Cola Company                                          2,199,105
                                                                     ------------
SPECIALTY STORES--0.2%
    15,125   Tiffany & Company                                            483,546
                                                                     ------------
SYSTEMS SOFTWARE--5.0%
    20,075   Adobe Systems, Inc.                                        1,259,506
   292,641   Microsoft Corporation                                      7,816,441
   100,800   VERITAS Software Corporation*                              2,877,840
                                                                     ------------
                                                                       11,953,787
                                                                     ------------
THRIFTS & MORTGAGE FINANCE--1.9%
    28,325   Freddie Mac                                                2,087,553
    58,100   The PMI Group, Inc.                                        2,425,675
                                                                     ------------
                                                                        4,513,228
                                                                     ------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
    37,450   W.W. Grainger, Inc.                                        2,494,919
                                                                     ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$194,185,336)                                                  219,081,437
                                                                     ------------
COMMON STOCKS (FOREIGN)--5.3%
APPLICATION SOFTWARE--2.4%
    29,800   Amdocs Limited (CI)*                                         782,250
   111,300   SAP AG Sponsored ADR (GE)                                  4,920,573
                                                                     ------------
                                                                        5,702,823
                                                                     ------------
INDUSTRIAL CONGLOMERATES--0.5%
    34,650   Tyco International Limited (BD)                            1,238,391
                                                                     ------------
IT CONSULTING & OTHER SERVICES--0.5%
    44,300   Accenture Limited Class A (BD)*                            1,196,100
                                                                     ------------
PHARMACEUTICALS--1.0%
    79,400   Teva Pharmaceutical Industries Limited Sponsored
              ADR (IS)                                                  2,370,884
                                                                     ------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
RAILROADS--0.9%
    33,937   Canadian National Railway Company (CA)                 $   2,078,641
                                                                    -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$10,743,550)                                                    12,586,839
                                                                    -------------

UNITS                                                                MARKET VALUE
---------------------------------------------------------------------------------
RIGHTS AND WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
    17,210   Lucent Technologies Warrants, expire 2007*             $      27,192
                                                                    -------------
TOTAL RIGHTS AND WARRANTS
(COST--$0)                                                                 27,192
                                                                    -------------

PRINCIPAL AMOUNT                                                   AMORTIZED COST
---------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.9%
PHARMACEUTICALS--2.9%
$ 6,800,000  Novartis Finance Corporation
             2.10% 1/3/05~                                          $   6,799,207
                                                                    -------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$6,799,207)                                            6,799,207
                                                                    -------------
TOTAL INVESTMENTS--100.4%
(TOTAL COST--$211,728,093)                                            238,494,675
                                                                    -------------
OTHER ASSETS AND LIABILITIES--(0.4%)                                     (945,502)
                                                                    -------------
NET ASSETS--100.0%                                                  $ 237,549,173
                                                                    =============


NOTES TO STATEMENT OF INVESTMENTS
*    NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $6,799,207, OR 2.9%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
     ADR - AMERICAN DEPOSITARY RECEIPT
     SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT
     BD - BERMUDA
     CA - CANADA
     CI - CHANNEL ISLANDS
     GE - GERMANY
     IS - ISRAEL

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS

Investment securities, at cost                                     $   211,728,093
                                                                   ---------------
Investment securities, at market                                       238,494,675
Cash                                                                       658,365
Receivables:
   Capital shares sold                                                      34,740
   Dividends and interest                                                  262,829
Other assets                                                                60,397
                                                                   ---------------
Total Assets                                                           239,511,006
                                                                   ---------------

LIABILITIES

Payables and other accrued liabilities:
   Investment securities purchased                                       1,272,329
   Capital shares redeemed                                                 371,298
   Advisory fees                                                           129,657
   Shareholder servicing fees                                               24,377
   Accounting fees                                                          11,968
   Distribution fees                                                        39,106
   Transfer agency fees                                                     12,590
   Custodian fees                                                              507
   Other                                                                   100,001
                                                                   ---------------
Total Liabilities                                                        1,961,833
                                                                   ---------------
Net Assets                                                         $   237,549,173
                                                                   ===============

COMPOSITION OF NET ASSETS

Capital (par value and paid-in surplus)                            $   314,880,144
Undistributed net investment income                                        393,754
Accumulated net realized loss from security transactions              (104,491,307)
Net unrealized appreciation on investments
 and foreign currency translation                                       26,766,582
                                                                   ---------------
Total                                                              $   237,549,173
                                                                   ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A

Net Assets                                                         $     1,179,753
Shares Outstanding                                                         242,875
Net Asset Value, Redemption Price Per Share                        $          4.86
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                     $          5.16

CLASS B

Net Assets                                                         $     2,110,213
Shares Outstanding                                                         444,953
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share            $          4.74

CLASS C

Net Assets                                                         $       570,577
Shares Outstanding                                                         122,550
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share            $          4.66

CLASS F

Net Assets                                                         $   233,409,658
Shares Outstanding                                                      47,078,952
Net Asset Value, Offering and Redemption Price Per Share           $          4.96

CLASS R

Net Assets                                                         $       247,003
Shares Outstanding                                                          50,295
Net Asset Value, Offering and Redemption Price Per Share           $          4.91

CLASS T

Net Assets                                                         $        31,969
Shares Outstanding                                                           6,774
Net Asset Value, Redemption Price Per Share                        $          4.72
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                     $          4.94

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME

Dividends                                                          $     3,540,686
Interest                                                                   187,133
Foreign taxes withheld                                                     (10,929)
                                                                   ---------------
Total Investment Income                                                  3,716,890
                                                                   ---------------

EXPENSES

Advisory fees--Note 2                                                    1,494,659
Shareholder servicing fees--Note 2                                         275,877
Accounting fees--Note 2                                                    137,969
Distribution fees--Note 2                                                  160,945
Transfer agency fees--Note 2                                               118,813
Registration fees                                                           38,500
Postage and mailing expenses                                                23,388
Custodian fees and expenses--Note 2                                          8,196
Printing expenses                                                           65,042
Legal and audit fees                                                        55,050
Directors' fees and expenses--Note 2                                        43,829
Other expenses                                                              41,091
                                                                   ---------------
   Total Expenses                                                        2,463,359
   Earnings Credits                                                         (4,126)
   Reimbursed/Waived Expenses                                               (1,523)
   Expense Offset to Broker Commissions                                     (4,681)
                                                                   ---------------
   Net Expenses                                                          2,453,029
                                                                   ---------------
Net Investment Income                                                    1,263,861
                                                                   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS

Net Realized Gain on:
   Security Transactions                                                20,710,060
   Foreign currency transactions                                                33
                                                                   ---------------
Net Realized Gain                                                       20,710,093
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                        (2,549,571)
                                                                   ---------------
Net Realized and Unrealized Gain                                        18,160,522
                                                                   ---------------
Net Increase in Net Assets Resulting from Operations               $    19,424,383
                                                                   ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEAR ENDED         YEAR ENDED
                                                          12/31/04           12/31/03
OPERATIONS

Net Investment Income                                 $     1,263,861     $       103,107
Net Realized Gain on Security Transactions
 and Foreign Currency Transactions                         20,710,093           8,677,330
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation           (2,549,571)         48,238,272
                                                      ---------------     ---------------
Net Increase in Net Assets Resulting
 from Operations                                           19,424,383          57,018,709
                                                      ---------------     ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

From Net Investment Income
   Class A                                                     (3,007)                  0
   Class F                                                   (945,884)           (183,602)
   Class R                                                     (1,108)                  0
                                                      ---------------     ---------------
Net Decrease from Dividends and Distributions                (949,999)           (183,602)
                                                      ---------------     ---------------

CAPITAL SHARE TRANSACTIONS

Net Increase (Decrease)--Note 4
   Class A                                                    174,433             408,018
   Class B                                                    237,470             407,646
   Class C                                                    173,366             121,020
   Class F                                                (18,116,372)        (14,678,661)
   Class R                                                     29,755             127,592
   Class T                                                          0             (12,373)
   Class T Payment by Service Provider                            698                   0
                                                      ---------------     ---------------
Net Decrease from Capital Share Transactions              (17,500,650)        (13,626,758)
                                                      ---------------     ---------------
Net Increase in Net Assets                                    973,734          43,208,349
                                                      ---------------     ---------------

NET ASSETS

Beginning of year                                     $   236,575,439     $   193,367,090
                                                      ---------------     ---------------
End of year                                           $   237,549,173     $   236,575,439
                                                      ===============     ===============

Undistributed Net Investment Income                   $       393,754     $        79,859

     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                            2004          2003          2002          2001          2000
                                          -----------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year        $    4.49     $    3.44     $    4.66     $    5.73     $    7.61
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   0.02          0.03         (0.02)        (0.07)         0.00+
Net realized and unrealized gains
 (losses) on securities                        0.36          1.02         (1.20)        (1.00)        (1.45)
                                          -----------------------------------------------------------------
Total from investment operations               0.38          1.05         (1.22)        (1.07)        (1.45)
-----------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income                    (0.01)         0.00          0.00          0.00          0.00
From net realized gains                        0.00          0.00          0.00          0.00^        (0.43)
                                          -----------------------------------------------------------------
Total distributions                           (0.01)         0.00          0.00          0.00         (0.43)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, end of year              $    4.86     $    4.49     $    3.44     $    4.66     $    5.73
                                          =================================================================

TOTAL RETURN*                                  8.54%        30.52%       (26.18%)      (18.65%)      (19.04%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)            $   1,180     $     935     $     378     $     442     $     318
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#        1.26%         1.49%         1.87%         2.98%         1.06%
Expenses with reimbursements,
 earnings credits and brokerage offsets        1.25%         1.48%         1.87%         2.98%         1.01%
Net investment income (loss)                   0.38%        (0.25%)       (0.67%)       (1.82%)       (0.03%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                        115%          123%          152%          144%          165%

+ NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
^ DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                            2004          2003          2002          2001          2000
                                          -----------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year        $    4.40     $    3.40     $    4.61     $    5.65     $    7.61
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                           (0.00)+       (0.01)        (0.05)        (0.04)        (0.02)
Net realized and unrealized gains
 (losses) on securities                        0.34          1.01         (1.16)        (1.00)        (1.51)
                                          -----------------------------------------------------------------
Total from investment operations               0.34          1.00         (1.21)        (1.04)        (1.53)
-----------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income                     0.00          0.00          0.00          0.00          0.00
From net realized gains                        0.00          0.00          0.00          0.00^        (0.43)
                                          -----------------------------------------------------------------
Total distributions                            0.00          0.00          0.00          0.00         (0.43)
-----------------------------------------------------------------------------------------------------------

Net Asset Value, end of year              $    4.74     $    4.40     $    3.40     $    4.61     $    5.65
                                          =================================================================

TOTAL RETURN*                                  7.73%        29.41%       (26.25%)      (18.38%)      (20.09%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)            $   2,110     $   1,709     $   1,013     $   1,599     $   1,170
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#        2.01%         2.30%         2.14%         2.20%         1.80%
Expenses with reimbursements,
 earnings credits and brokerage offsets        2.00%         2.30%         2.14%         2.19%         1.76%
Net investment loss                           (0.34%)       (1.08%)       (0.95%)       (1.03%)       (0.88%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                        115%          123%          152%          144%          165%

+ NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
^ DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                               YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                             2004         2003          2002          2001          2000
                                          -----------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year        $    4.32     $    3.34     $    4.55     $    5.66     $    7.61
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   0.04          0.04         (0.07)        (0.13)        (0.01)
Net realized and unrealized gains
 (losses) on securities                        0.30          0.94         (1.14)        (0.98)        (1.51)
                                          -----------------------------------------------------------------
Total from investment operations               0.34          0.98         (1.21)        (1.11)        (1.52)
-----------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                     0.00          0.00          0.00          0.00          0.00
From net realized gains                        0.00          0.00          0.00          0.00^        (0.43)
                                          -----------------------------------------------------------------
Total distributions                            0.00          0.00          0.00          0.00         (0.43)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, end of year              $    4.66     $    4.32     $    3.34     $    4.55     $    5.66
                                          =================================================================

TOTAL RETURN*                                  7.87%        29.34%       (26.59%)      (19.58%)      (19.96%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)            $     571     $     357     $     186     $     270     $     343
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#        1.99%         2.29%         2.77%         3.17%         1.84%
Expenses with reimbursements,
 earnings credits and brokerage offsets        1.99%         2.28%         2.76%         3.16%         1.75%
Net investment loss                           (0.24%)       (1.04%)       (1.55%)       (2.01%)       (0.83%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                        115%          123%          152%          144%          165%

^ DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.99% (2004), 2.29% (2003), 3.02% (2002), 3.56%
     (2001), AND 1.84% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                            2004          2003          2002          2001          2000
                                          -----------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year        $    4.57     $    3.50     $    4.69     $    5.69     $    7.61
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   0.02          0.00+         0.00+         0.00+        (0.02)
Net realized and unrealized gains
 (losses) on securities                        0.39          1.07         (1.19)        (1.00)        (1.47)
                                          -----------------------------------------------------------------
Total from investment operations               0.41          1.07         (1.19)        (1.00)        (1.49)
-----------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                    (0.02)         0.00^         0.00^         0.00          0.00
From net realized gains                        0.00          0.00          0.00          0.00^        (0.43)
                                          -----------------------------------------------------------------
Total distributions                           (0.02)         0.00          0.00          0.00         (0.43)
-----------------------------------------------------------------------------------------------------------

Net Asset Value, end of year              $    4.96     $    4.57     $    3.50     $    4.69     $    5.69
                                          =================================================================

TOTAL RETURN                                   8.97%        30.67%       (25.33%)      (17.55%)      (19.57%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)            $ 233,410     $ 233,333     $ 191,701     $ 288,752     $ 385,816
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#        1.06%         1.13%         1.08%         1.14%         1.12%
Expenses with reimbursements,
 earnings credits and brokerage offsets        1.06%         1.13%         1.08%         1.14%         1.10%
Net investment income (loss)                   0.56%         0.06%         0.11%         0.02%        (0.24%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                        115%          123%          152%          144%          165%

+ NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
^ DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 AND DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                 YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------
                                             2004          2003          2002          2001          2000
                                         -------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year       $      4.53   $      3.47   $      4.74   $      5.74   $      7.61
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                    0.03          0.06         (0.08)        (0.01)         0.00+
Net realized and unrealized gains
 (losses) on securities                         0.37          1.00         (1.19)        (0.99)        (1.44)
                                         -------------------------------------------------------------------
Total from investment operations                0.40          1.06         (1.27)        (1.00)        (1.44)
------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                     (0.02)         0.00          0.00          0.00          0.00
From net realized gains                         0.00          0.00          0.00          0.00^        (0.43)
                                         -------------------------------------------------------------------
Total distributions                            (0.02)         0.00          0.00          0.00         (0.43)
------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year             $      4.91   $      4.53   $      3.47   $      4.74   $      5.74
                                         ===================================================================

TOTAL RETURN                                    8.88%        30.55%       (26.79%)      (17.39%)      (18.91%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)           $       247   $       211   $        57   $        51   $         1
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#         1.00%         1.35%         2.95%         2.73%         0.79%
Expenses with reimbursements,
 earnings credits and brokerage offsets         1.00%         1.35%         2.95%         2.72%         0.76%
Net investment income (loss)                    0.54%        (0.12%)       (1.78%)       (1.68%)        0.01%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                         115%          123%          152%          144%          165%

+ NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
^ DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.00% (2004), 1.35% (2003), 4.68% (2002), 82.23%
     (2001), AND 0.79% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------
                                            2004          2003          2002          2001          2000
                                         -------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year       $      4.38   $      3.39   $      4.60   $      5.68   $      7.61
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                            (0.01)        (0.23)        (0.30)        (0.09)        (0.01)
Net realized and unrealized gains
 (losses) on securities                         0.25          1.22         (0.91)        (0.99)        (1.49)
                                         -------------------------------------------------------------------
Total from investment operations                0.24          0.99         (1.21)        (1.08)        (1.50)
------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      0.00          0.00          0.00          0.00          0.00
From net realized gains                         0.00          0.00          0.00          0.00^        (0.43)
                                         -------------------------------------------------------------------
Total distributions                             0.00          0.00          0.00          0.00         (0.43)
------------------------------------------------------------------------------------------------------------

Other:
Payment by Service Provider                     0.10+         0.00          0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year             $      4.72   $      4.38   $      3.39   $      4.60   $      5.68
                                         ===================================================================

TOTAL RETURN*                                   7.76%        29.20%       (26.30%)      (18.99%)      (19.69%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)           $        32   $        30   $        33   $       127   $        82
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#         1.90%         2.27%         2.47%         3.14%         1.28%
Expenses with reimbursements,
 earnings credits and brokerage offsets         1.90%         2.26%         2.46%         3.13%         1.25%
Net investment loss                            (0.29%)       (1.11%)       (1.29%)       (1.96%)       (0.40%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                         115%          123%          152%          144%          165%

+ A SERVICE PROVIDER REIMBURSED THE FUND'S CLASS T SHARES FOR LOSSES RESULTING FROM CERTAIN SHAREHOLDER ADJUSTMENTS WHICH OTHERWISE WOULD HAVE REDUCED TOTAL RETURN BY 2.28%.
^ DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.90% (2004), 2.27% (2003), 3.71% (2002), 6.32%
     (2001), AND 1.28% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Equity Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $267,153 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $94,862 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                     TRANSFER
                                                    AGENCY FEES
     ----------------------------------------------------------
     Class A                                         $    1,724

     Class B                                         $    3,357

     Class C                                         $      635

     Class R                                         $      417

     Class T                                         $      173

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $17,645 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2004, the Fund was charged $2,971 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $142,634 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                            DISTRIBUTION     SHAREHOLDER
                                                FEES        SERVICING FEES
     ---------------------------------------------------------------------
     Class A                                          N/A   $        2,570

     Class B                               $       15,108   $        5,036

     Class C                               $        3,127   $        1,042

     Class T                               $           76   $           76

During the year ended December 31, 2004, DSC retained $2,331 in sales commissions from the sales of Class A shares. DSC also retained $10,178 and $624 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the

Fund held by the custodian. The Fund could have employed these assets alsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                           AMOUNT OF WAIVER
     ---------------------------------------------------------
     9/1/03 to 8/31/04                          $      150,000

     9/1/04 to 8/31/05                          $      200,000

     9/1/05 to 8/31/06                          $      200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $1,523, which reduced the amount paid to Mellon Bank to $6,673.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET       UNDISTRIBUTED NET       PAID-IN
     INVESTMENT INCOME   REALIZED GAINS AND LOSSES   CAPITAL
     -------------------------------------------------------
       $       33             $        (33)           $    0

The tax character of distributions paid during 2004 and 2003 was as follows:

                                                2004             2003
     DISTRIBUTIONS PAID FROM:
      Ordinary Income                      $      949,999   $      183,602
      Long-Term capital gain               $            0   $            0
                                           -------------------------------
                                           $      949,999   $      183,602
                                           ===============================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $20,697,472. Accumulated capital losses as of December 31, 2004 were:

     EXPIRATION                                                 AMOUNT
     ---------------------------------------------------------------------
     2009                                                   $   49,538,969

     2010                                                   $   50,083,634
                                                            --------------
                                                            $   99,622,603
                                                            ==============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Undistributed Ordinary Income                          $      438,872

     Post-October Capital Loss Deferral                     $    1,658,174

     Federal Tax Cost                                       $  214,938,623

     Gross Tax Appreciation of Investments                  $   27,122,778

     Gross Tax Depreciation of Investments                  $   (3,566,726)

     Net Tax Appreciation                                   $   23,556,052

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                             YEAR ENDED                           YEAR ENDED
                                                              12/31/04                             12/31/03
                                                     SHARES             AMOUNT             SHARES             AMOUNT
CLASS A

Sold                                                    167,335    $       765,894            127,097    $       521,827
Dividends or Distributions Reinvested                       404    $         1,961                  0    $             0
Redeemed                                               (133,430)   $      (593,422)           (28,494)   $      (113,809)
                                                ------------------------------------------------------------------------
Net Increase                                             34,309    $       174,433             98,603    $       408,018
                                                ========================================================================
CLASS B

Sold                                                    215,457    $       939,503            164,031    $       669,282
Redeemed                                               (159,027)   $      (702,033)           (73,231)   $      (261,636)
                                                ------------------------------------------------------------------------
Net Increase                                             56,430    $       237,470             90,800    $       407,646
                                                ========================================================================
CLASS C

Sold                                                     63,935    $       278,992             55,885    $       224,519
Redeemed                                                (24,034)   $      (105,626)           (28,811)   $      (103,499)
                                                ------------------------------------------------------------------------
Net Increase                                             39,901    $       173,366             27,074    $       121,020
                                                ========================================================================
CLASS F

Sold                                                  1,109,016    $     5,075,748          1,278,819    $     5,147,869
Dividends or Distributions Reinvested                   165,648    $       819,960             34,819    $       159,122
Redeemed                                             (5,197,897)   $   (24,012,080)        (5,079,072)   $   (19,985,652)
                                                ------------------------------------------------------------------------
Net Decrease                                         (3,923,233)   $   (18,116,372)        (3,765,434)   $   (14,678,661)
                                                ========================================================================
CLASS R

Sold                                                     36,325    $       170,596             70,118    $       283,426
Dividends or Distributions Reinvested                       223              1,096                  0                  0
Redeemed                                                (32,838)   $      (141,937)           (39,808)   $      (155,834)
                                                ------------------------------------------------------------------------
Net Increase                                              3,710    $        29,755             30,310    $       127,592
                                                ========================================================================
CLASS T

Sold                                                         14    $            65                709    $         2,660
Redeemed                                                    (14)   $           (65)            (3,604)   $       (15,033)
                                                ------------------------------------------------------------------------
Net Increase (Decrease)                                       0    $             0             (2,895)   $       (12,373)
                                                ========================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $248,349,947 and $249,953,970, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Equity Growth Fund, formerly Dreyfus Founders Growth and Income Fund, (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


Denver, Colorado
February 10, 2005

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2004, 97.22% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2004, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and

Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr.Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS EQUITY GROWTH FUND
P.O. Box 55360
Boston, MA 02205-8252
1-800-525-2440
www.founders.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30, 2004, is available through the Fund's website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2005 Founders Asset Management LLC. 2/05

A-646-EQG-04

ANNUAL REPORT

DREYFUS FOUNDERS
GOVERNMENT SECURITIES
FUND

DREYFUS FOUNDERS
MONEY MARKET FUND

INVESTMENT UPDATE
DECEMBER 31, 2004


[(R) DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Government Securities Fund Management Overview                                 3

Fund Expenses                                                                  8

Government Securities Fund Statement of Investments                           10

Money Market Fund Statement of Investments*                                   12

Statements of Assets and Liabilities                                          14

Statements of Operations                                                      15

Statements of Changes in Net Assets                                           16

Government Securities Fund Financial Highlights                               17

Money Market Fund Financial Highlights                                        18

Notes to Financial Statements                                                 19

Report of Independent Registered Public Accounting Firm                       28

Other Tax Information                                                         29

Your Board Representatives                                                    30

[GRAPHIC]

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                      DISTRIBUTOR
Founders Asset Management LLC           Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)          200 Park Avenue
210 University Boulevard, Suite 800     New York, NY 10166
Denver, CO 80206

*This report includes financial information for the Money Market Fund as of December 31, 2004, but does not include a discussion of Fund performance.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. The amounts of the Funds' holdings as of December 31, 2004 are included in the Statements of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

GOVERNMENT SECURITIES FUND
MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF MARGARET DANUSER]

A DISCUSSION WITH PORTFOLIO
MANAGER MARGARET DANUSER

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?
For the 12-month period ended December 31, 2004, Dreyfus Founders Government Securities Fund posted a 2.83% return, underperforming its benchmark, the Lehman Brothers U.S. Government Composite Index, which returned 3.48% for the same time period.

WHAT BOND MARKET DYNAMICS AFFECTED THE FUND DURING THE 12-MONTH PERIOD?
The first quarter of 2004 saw the Treasury market rally as labor markets continued to lag, Japanese currency intervention policies were enacted, and the Federal Reserve continued its accommodative and patient monetary policy. However, by the second quarter of the year, the Treasury market suffered its worst performance in 25 years with a dramatic rise in interest rates during the period. Fixed-income markets in the second quarter were influenced by stronger economic data and speculation that the Federal Reserve would soon reverse its accommodative course. When, in fact, the Federal Reserve raised the federal funds rate by 25 basis points on June 30, the bond market rallied in relief.

The Federal Reserve continued its tightening of monetary policy in the third and fourth quarters of the year; by the end of the year, the federal funds rate had been raised five times for a total of 125 basis points. This proved to be the largest factor affecting the fixed-income markets during the year.

[SIDENOTE]

"THE LARGEST NOTABLE CHANGE IN PORTFOLIO COMPOSITION WAS THE SLIGHT INCREASE MADE TO THE FUND'S DURATION TO TAKE ADVANTAGE OF THE `BULL MARKET FLATTENING' TREND."

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

                           Lehman Brothers
               Class F     U.S. Government
               Shares      Composite Index
------------------------------------------
12/31/1994     $10,000     $10,000
12/31/1995     $11,112     $11,833
12/31/1996     $11,372     $12,161
12/31/1997     $12,269     $13,326
12/31/1998     $13,467     $14,639
12/31/1999     $12,959     $14,311
12/29/2000     $14,329     $16,205
12/31/2001     $15,241     $17,378
12/31/2002     $16,896     $19,376
12/31/2003     $17,238     $19,836
12/31/2004     $17,725     $20,527

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Government Securities Fund on 12/31/94 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers.

The Lehman Brothers U.S. Government Composite Index reflects the performance of public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. Government agencies and quasi-federal corporations. The total return figures cited for this index do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

     In 2004, shorter-term notes had their biggest losing year in four years; however longer-dated securities fared well during the same 12-month period as the 10-year Treasury gained 4.90% during 2004, while the two-year Treasury returned only 0.89%.(1) This led to a "bull market flattening" trend in the fourth quarter as short-dated maturity yields rose in response to two Federal Reserve rate hikes, and the long-end rallied believing inflation to be contained, which caused long-dated maturity yields to fall. The yield curve flattened accordingly. The spread between the two- and 10-year Treasury yields stood at 151 basis points at the end of third quarter, and fell to 115 basis points at year-end.

DID YOUR INVESTMENT APPROACH LEAD TO ANY CHANGES IN PORTFOLIO COMPOSITION DURING THE REPORTING PERIOD?
Although our investment philosophy for the Fund remains consistent, there were minor changes made to portfolio composition during the period. Perhaps the largest notable change was the slight increase made to the Fund's duration to take advantage of the "bull market flattening" trend.

TO WHAT DO YOU ATTRIBUTE THE FUND'S RELATIVE PERFORMANCE?
The Fund was aided during the period by its exposure to agency bonds as well as the strong-performing Treasury Inflation-Protected Securities (TIPS), which posted an 8.53% return in 2004.(2) Also, the Fund benefited throughout the period from holding Canadian dollar-denominated bonds, as the Canadian dollar reached a 12-year high versus the U.S. dollar at the end of the period.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

     CLASS F SHARES     1       5       10      SINCE
     INCEPTION DATE    YEAR   YEARS   YEARS   INCEPTION
     --------------------------------------------------
     3/1/88            2.83%   6.47%   5.89%       5.96%

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers, and adjustments for financial statement purposes.

(1)Source: Lehman Brothers
(2)Source: Merrill Lynch U.S. Treasury Inflation Linked Index

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

     Government Sponsored Enterprises                  36.90%
     Treasuries                                        26.40%
     U.S. Guaranteed Agencies                           9.80%
     Domestic Mortgage                                  7.90%
     Domestic Corporate                                 5.30%
     Foreign Government                                 5.20%
     Cash                                               8.50%

Government Sponsored Enterprises (GSEs) are not backed by the full faith and credit of the U.S. Government, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     The Fund's shorter duration relative to its benchmark hindered performance. The Lehman Brothers U.S. Government Composite Index's modified adjusted duration stood at 4.87 years at year-end, while the Fund's duration was slightly shorter at 3.26 years. In addition, the Fund reallocated assets out of shorter-dated maturities in favor of longer-dated securities during the fourth quarter; however, despite this action, the Fund fell short of full participation in the long-end bond rally.

In conclusion, we will continue to seek investment opportunities among high-quality bonds all along the yield curve.


/s/ Margaret Danuser


Margaret Danuser
Portfolio Manager

                       This page intentionally left blank.

FUND EXPENSES
(UNAUDITED)

As a shareholder of a Fund, you incur ongoing costs, including management fees, Rule 12b-1 fees (Government Securities Fund only), shareholder services fees, and other expenses. The expense examples shown below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The expense examples are based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense examples in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense examples in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios, and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the hypothetical expenses in the expense examples with the hypothetical expenses that appear in the shareholder reports of other funds.

GOVERNMENT SECURITIES FUND EXPENSE EXAMPLE

                                BEGINNING           ENDING           EXPENSES PAID
                              ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*
                                 (7/1/04)         (12/31/04)       (7/1/04-12/31/04)
     --------------------------------------------------------------------------------
     ACTUAL                  $      1,000.00   $      1,026.02   $               4.39
     HYPOTHETICAL                   1,000.00          1,020.62                   4.38

*Expenses are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio reflects reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

MONEY MARKET FUND EXPENSE EXAMPLE

                                BEGINNING           ENDING           EXPENSES PAID
                              ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*
                                 (7/1/04)         (12/31/04)       (7/1/04-12/31/04)
     --------------------------------------------------------------------------------
     ACTUAL                  $      1,000.00   $        999.13   $               4.63
     HYPOTHETICAL                   1,000.00          1,020.32                   4.68

*Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio reflects reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS
December 31, 2004

PRINCIPAL AMOUNT                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--80.8%
AGENCY PASS THROUGH--3.3%
$   320,044    U.S. Small Business Administration Series 10-A
               6.64% 2/1/11                                                               $       339,243
                                                                                          ---------------
GOVERNMENT SPONSORED ENTERPRISES--46.6%
    225,000    Federal Agricultural Mortgage Corporation
               6.865% 8/10/09                                                                     253,181
    300,000    Federal Farm Credit Bank
               4.70% 12/10/14                                                                     301,551
               Federal Home Loan Bank:
    200,000    4.50% 11/15/12                                                                     202,288
    495,000    5.625% 2/15/08                                                                     525,462
    355,000    7.125% 2/15/05                                                                     356,846
               Federal National Mortgage Association:
    300,000    6.625% 10/15/07                                                                    325,119
    250,000    7.125% 6/15/10                                                                     287,355
    500,000    Private Export Funding Corporation
               3.40% 2/15/08                                                                      498,235
               Tennessee Valley Authority:
    500,000    4.75% 8/1/13                                                                       511,400
    500,000    5.375% 11/13/08                                                                    530,255
    350,000    7.125% 5/1/30                                                                      435,358
    500,000    U.S. Department of Housing & Urban Development
               2.97% 8/1/07                                                                       494,860
                                                                                          ---------------
                                                                                                4,721,910
                                                                                          ---------------
MORTGAGE-BACKED SECURITIES: FHLMC/FNMA/SPONSORED--1.3%
     28,814    Federal Home Loan Mortgage Corporation
               7.50% 11/1/29 Pool #C32819                                                          30,896
               Federal National Mortgage Association:
     24,798    6.50% 10/1/31 Pool #596063                                                          26,032
     75,147    7.00% 3/1/12 Pool #373543                                                           79,675
                                                                                          ---------------
                                                                                                  136,603
                                                                                          ---------------
MORTGAGE-BACKED SECURITIES: GNMA/GUARANTEED--3.2%
               Government National Mortgage Association:
    181,907    6.00% 1/15/33 Pool #563709                                                         188,652
    126,739    6.50% 5/15/26 Pool #417388                                                         133,848
                                                                                          ---------------
                                                                                                  322,500
                                                                                          ---------------
U.S. TREASURY NOTES--26.4%
               U.S. Treasury Inflation Protection Security:
    241,857    3.375% 1/15/12                                                                     275,357
    438,664    3.50% 1/15/11                                                                      498,292
               U.S. Treasury Note:
    200,000    4.25% 8/15/14                                                                      200,446
    400,000    6.00% 8/15/09                                                                      441,156
    500,000    6.25% 2/15/07                                                                      532,190
    500,000    6.50% 8/15/05                                                                      512,170
    200,000    7.00% 7/15/06                                                                      212,046
                                                                                          ---------------
                                                                                                2,671,657
                                                                                          ---------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST--$7,915,573)                                                                              8,191,913
                                                                                          ---------------

PRINCIPAL AMOUNT                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------
GOVERNMENT BONDS (FOREIGN)--5.2%
CAD 305,000    Province of Quebec
               6.50% 12/1/05 (CA)                                                         $       263,025
CAD 305,000    Province of Saskatchewan
               6.00% 6/1/06 (CA)                                                                  265,532
                                                                                          ---------------
                                                                                                  528,557
                                                                                          ---------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST--$406,037)                                                                                  528,557
                                                                                          ---------------

SUPRANATIONAL OBLIGATIONS--2.0%
$   200,000    International Bank for Reconstruction & Development
               4.00% 1/10/05                                                                      200,050
                                                                                          ---------------
TOTAL SUPRANATIONAL OBLIGATIONS
(COST--$200,028)                                                                                  200,050
                                                                                          ---------------
CORPORATE BONDS (DOMESTIC)--3.3%
DIVERSIFIED COMMERCIAL SERVICES--3.3%
    300,000    Stanford University
               6.16% 4/30/11                                                                      332,743
                                                                                          ---------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST--$300,000)                                                                                  332,743
                                                                                          ---------------

PRINCIPAL AMOUNT                                                                           AMORTIZED COST
---------------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--6.9%
ELECTRICAL COMPONENTS & EQUIPMENT--3.0%
$   300,000    Emerson Electric Company
               2.20% 1/4/05~                                                              $       299,945
                                                                                          ---------------
PHARMACEUTICALS--3.9%
    400,000    Novartis Finance Corporation
               2.10% 1/3/05~                                                                      399,953
                                                                                          ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$699,898)                                                                        699,898
                                                                                          ---------------
TOTAL INVESTMENTS--98.2%
(TOTAL COST--$9,521,536)                                                                        9,953,161
                                                                                          ---------------
OTHER ASSETS AND LIABILITIES--1.8%                                                                183,156
                                                                                          ---------------
NET ASSETS--100.0%                                                                        $    10,136,317
                                                                                          ===============

NOTES TO STATEMENT OF INVESTMENTS

~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $699,898, OR 6.9%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
   CA - CANADA

   SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND
STATEMENT OF INVESTMENTS
December 31, 2004

PRINCIPAL AMOUNT                                                                           AMORTIZED COST
---------------------------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES--13.0%
$ 1,700,000    Federal Home Loan Bank
               2.26% 1/14/05                                                              $     1,698,613
               Federal National Mortgage Association:
  1,500,000    2.23% 1/3/05                                                                     1,499,814
  1,500,000    2.34% 3/9/05                                                                     1,493,468
                                                                                          ---------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(COST--$4,691,895)                                                                              4,691,895
                                                                                          ---------------
CORPORATE SHORT-TERM NOTES--87.0%
AGRICULTURAL PRODUCTS--2.8%
  1,000,000    Golden Peanut Company LLC
               2.29% 2/18/05                                                                      996,947
                                                                                          ---------------
AUTOMOBILE MANUFACTURERS--4.1%
               Toyota Motor Credit Corporation:
  1,000,000    2.00% 1/19/05                                                                      999,000
    500,000    2.21% 2/8/05                                                                       498,833
                                                                                          ---------------
                                                                                                1,497,833
                                                                                          ---------------
BREWERS--3.9%
  1,400,000    Anheuser-Busch Company
               2.39% 3/22/05~                                                                   1,392,564
                                                                                          ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--4.1%
               Paccar Financial Corporation:
  1,000,000    2.00% 2/23/05                                                                      997,056
    500,000    2.41% 3/23/05                                                                      497,289
                                                                                          ---------------
                                                                                                1,494,345
                                                                                          ---------------
CONSUMER ELECTRONICS--5.0%
               Sharp Electronics Corporation:
  1,300,000    2.23% 1/11/05                                                                    1,299,195
    500,000    2.36% 2/7/05                                                                       498,787
                                                                                          ---------------
                                                                                                1,797,982
                                                                                          ---------------
HOUSEHOLD PRODUCTS--3.9%
  1,400,000    Procter & Gamble Company
               2.15% 1/24/05~                                                                   1,398,077
                                                                                          ---------------
INDUSTRIAL CONGLOMERATES--5.0%
               General Electric Capital Corporation:
    500,000    1.98% 1/4/05                                                                       499,918
  1,300,000    2.40% 3/11/05                                                                    1,294,020
                                                                                          ---------------
                                                                                                1,793,938
                                                                                          ---------------
MULTI-LINE INSURANCE--4.1%
  1,500,000    American Family Financial Services
               2.45% 4/15/05                                                                    1,489,383
                                                                                          ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--8.3%
  1,500,000    Morgan Stanley
               2.32% 1/6/05                                                                     1,499,517
  1,500,000    National Rural Utilities Cooperative Finance Corporation
               2.17% 1/10/05                                                                    1,499,186
                                                                                          ---------------
                                                                                                2,998,703
                                                                                          ---------------

PRINCIPAL AMOUNT                                                                           AMORTIZED COST
---------------------------------------------------------------------------------------------------------
PACKAGED FOODS & MEATS--2.4%
$   850,000    Hershey Foods Corporation
               2.18% 1/18/05~                                                             $       849,125
                                                                                          ---------------
PHARMACEUTICALS--18.3%
    900,000    Abbott Laboratories
               2.21% 2/8/05~                                                                      897,901
  1,500,000    Bristol Myers-Squibb Company
               2.27% 1/7/05~                                                                    1,499,432
  1,300,000    Eli Lilly and Company
               2.27% 2/1/05~                                                                    1,297,459
  1,500,000    Merck & Company
               2.27% 1/21/05                                                                    1,498,108
  1,400,000    Novartis Finance Corporation
               2.24% 1/3/05~                                                                    1,399,826
                                                                                          ---------------
                                                                                                6,592,726
                                                                                          ---------------
PUBLISHING--3.3%
  1,200,000    Gannett Company
               2.25% 1/4/05                                                                     1,199,775
                                                                                          ---------------
SOFT DRINKS--6.1%
  1,000,000    Coca-Cola Company
               2.23% 1/20/05                                                                      998,823
  1,200,000    PepsiCo, Inc.
               2.26% 1/18/05~                                                                   1,198,719
                                                                                          ---------------
                                                                                                2,197,542
                                                                                          ---------------
SPECIAL PURPOSE ENTITY--15.7%
  1,200,000    CAFCO LLC
               2.32% 1/28/05~                                                                   1,197,912
  1,400,000    Ciesco LLC
               2.34% 2/15/05                                                                    1,395,905
  1,300,000    Metlife Funding, Inc.
               2.65% 6/28/05                                                                    1,282,966
  1,800,000    Nestle Capital Corporation
               1.93% 1/5/05~                                                                    1,799,614
                                                                                          ---------------
                                                                                                5,676,397
                                                                                          ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$31,375,337)                                                                  31,375,337
                                                                                          ---------------
TOTAL INVESTMENTS--100.0%
(TOTAL COST--$36,067,232)                                                                      36,067,232
                                                                                          ---------------
OTHER ASSETS AND LIABILITIES--(0.0%)                                                               (9,521)
                                                                                          ---------------
NET ASSETS--100.0%                                                                        $    36,057,711
                                                                                          ===============

NOTES TO STATEMENT OF INVESTMENTS

~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $12,930,629, OR 35.9%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.

CATEGORY                                                                                        VALUE (%)
---------------------------------------------------------------------------------------------------------
U.S. Agency Discount Notes                                                                          13.00%
Corporate Short-Term Notes                                                                          87.00%

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004

                                                                                       GOVERNMENT              MONEY
                                                                                    SECURITIES FUND         MARKET FUND
ASSETS
Investment securities, at cost                                                     $        9,521,536    $       36,067,232
                                                                                   ------------------    ------------------
Investment securities, at market                                                            9,953,161            36,067,232
Cash                                                                                           82,121               106,249
Receivables:
   Capital shares sold                                                                              0                 2,782
   Interest                                                                                   129,958                     0
Directors Deferred Compensation                                                                82,768                50,086
                                                                                   ------------------    ------------------
Total Assets                                                                               10,248,008            36,226,349
                                                                                   ------------------    ------------------

LIABILITIES
Payables and other liabilities:
   Capital shares redeemed                                                                      7,399                87,096
   Advisory fees                                                                                3,066                13,822
   Shareholder servicing fees                                                                   1,651                 5,631
   Accounting fees                                                                                264                   927
   Distribution fees                                                                              294                     0
   Transfer agency fees                                                                           790                 3,139
   Custodian fees                                                                                 111                   415
   Directors Deferred Compensation                                                             82,768                50,086
   Other                                                                                       13,826                 7,223
   Dividends                                                                                    1,522                   299
                                                                                   ------------------    ------------------
Total Liabilities                                                                             111,691               168,638
                                                                                   ------------------    ------------------
Net Assets                                                                         $       10,136,317    $       36,057,711
                                                                                   ==================    ==================

COMPOSITION OF NET ASSETS:
Capital (par value and paid-in surplus)                                            $        9,834,703    $       36,055,820
Undistributed net investment income                                                             4,005                21,324
Accumulated net realized loss from
 security transactions                                                                       (134,064)              (19,433)
Net unrealized appreciation on investments
 and foreign currency translation                                                             431,673                     0
                                                                                   ------------------    ------------------
Total                                                                              $       10,136,317    $       36,057,711
                                                                                   ==================    ==================

CLASS F
Net Assets                                                                         $       10,136,317    $       36,057,711
Shares Outstanding                                                                          1,016,239            36,057,711
Net Asset Value, Offering and Redemption
 Price Per Share                                                                   $             9.97    $             1.00

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2004

                                                                                       GOVERNMENT              MONEY
                                                                                    SECURITIES FUND         MARKET FUND
INVESTMENT INCOME
Interest                                                                           $          485,337    $          543,904
                                                                                   ------------------    ------------------
Total Investment Income                                                                       485,337               543,904
                                                                                   ------------------    ------------------

EXPENSES
Advisory fees--Note 2                                                                          72,472               200,838
Shareholder servicing fees--Note 2                                                             19,230                67,157
Accounting fees--Note 2                                                                         6,686                24,090
Distribution fees--Note 2                                                                      27,874                     0
Transfer agency fees--Note 2                                                                    5,916                21,433
Registration fees                                                                              14,081                16,675
Postage and mailing expenses                                                                    1,952                 5,824
Custodian fees and expenses--Note 2                                                             1,481                 2,146
Printing expenses                                                                               4,378                16,018
Legal and audit fees                                                                            2,159                 8,633
Directors' fees and expenses                                                                    1,520                 7,792
Other expenses                                                                                  4,310                13,738
                                                                                   ------------------    ------------------
   Total Expenses                                                                             162,059               384,344
   Earnings Credits                                                                              (819)                 (929)
   Reimbursed/Waived Expenses                                                                 (62,619)              (32,522)
                                                                                   ------------------    ------------------
   Net Expenses                                                                                98,621               350,893
                                                                                   ------------------    ------------------
Net Investment Income                                                                         386,716               193,011
                                                                                   ------------------    ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on:
   Security Transactions                                                                       74,377                     0
   Foreign Currency Transactions                                                                  903                     0
                                                                                   ------------------    ------------------
Net Realized Gain                                                                              75,280                     0
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                             (144,437)                    0
                                                                                   ------------------    ------------------
Net Realized and Unrealized Loss                                                              (69,157)                    0
                                                                                   ------------------    ------------------
Net Increase in Net Assets Resulting from Operations                               $          317,559    $          193,011
                                                                                   ==================    ==================

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                GOVERNMENT                          MONEY
                                                              SECURITIES FUND                    MARKET FUND
                                                     -------------------------------   -------------------------------
                                                       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        12/31/04         12/31/03         12/31/04         12/31/03
OPERATIONS
Net Investment Income                                $      386,716   $      488,915   $      193,011   $      184,429
Net Realized Gain on
 Security Transactions and
 Foreign Currency Transactions                               75,280          224,498                0                0
Net Change in Unrealized
 Appreciation/Depreciation
 of Investments and Foreign
 Currency Translation                                      (144,437)        (401,425)               0                0
                                                     --------------   --------------   --------------   --------------
Net Increase in Net Assets
 Resulting from Operations                                  317,559          311,988          193,011          184,429
                                                     --------------   --------------   --------------   --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment
 Income Class F                                            (386,716)        (493,892)        (193,011)        (184,429)
                                                     --------------   --------------   --------------   --------------
Net Decrease from Dividends
 and Distributions                                         (386,716)        (493,892)        (193,011)        (184,429)
                                                     --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS
Net Decrease from Capital Share
 Transactions--Note 4 Class F                            (2,603,251)      (2,327,336)      (9,036,232)     (14,992,067)
                                                     --------------   --------------   --------------   --------------
Net Decrease in Net Assets                               (2,672,408)      (2,509,240)      (9,036,232)     (14,992,067)
                                                     --------------   --------------   --------------   --------------

NET ASSETS
Beginning of Year                                    $   12,808,725   $   15,317,965   $   45,093,943   $   60,086,010
                                                     --------------   --------------   --------------   --------------
End of Year                                          $   10,136,317   $   12,808,725   $   36,057,711   $   45,093,943
                                                     ==============   ==============   ==============   ==============

Undistributed (Accumulated)
 Net Investment Income (Loss)                        $        4,005   $       (1,143)  $       21,324   $       19,665

   SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                   2004            2003            2002                 2001            2000
                                                --------------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     10.04     $     10.18     $      9.55          $      9.41     $      8.96
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                  0.35            0.34            0.38                 0.45            0.47
Net realized and unrealized gains
 (losses) on securities                               (0.07)          (0.14)           0.63                 0.14            0.45
                                                --------------------------------------------------------------------------------
Total from investment operations                       0.28            0.20            1.01                 0.59            0.92
--------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                            (0.35)          (0.34)          (0.38)               (0.45)          (0.47)
From net realized gains                                0.00            0.00            0.00                 0.00            0.00^
                                                --------------------------------------------------------------------------------
Total distributions                                   (0.35)          (0.34)          (0.38)               (0.45)          (0.47)
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $      9.97     $     10.04     $     10.18          $      9.55     $      9.41
                                                ================================================================================

TOTAL RETURN                                           2.83%           2.03%          10.86%                6.37%          10.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $    10,136     $    12,809     $    15,318          $    11,967     $    10,384
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                0.89%           0.95%           0.93%                1.00%           1.35%
Expenses with reimbursements,
 earnings credits and brokerage offsets                0.88%           0.94%           0.92%                0.98%           1.29%
Net investment income                                  3.47%           3.36%           3.90%                4.67%           5.13%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate @                                13%             52%             28%                  73%             88%

^ DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.45% (2004), 1.50% (2003), 1.48% (2002), 1.50% (2001) AND 1.55% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

   SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                   2004            2003            2002                 2001            2000
                                                --------------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $      1.00     $      1.00     $      1.00          $      1.00     $      1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                  0.00+,~         0.00+,~         0.01                 0.03            0.05
Net realized and unrealized gains
 (losses) on securities                                0.00            0.00            0.00                 0.00            0.00
                                                --------------------------------------------------------------------------------
Total from investment operations                       0.00            0.00            0.01                 0.03            0.05
--------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income                             0.00^           0.00^          (0.01)               (0.03)          (0.05)
From net realized gains                                0.00            0.00            0.00                 0.00            0.00
                                                --------------------------------------------------------------------------------
Total distributions                                    0.00            0.00           (0.01)               (0.03)          (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                    $      1.00     $      1.00     $      1.00          $      1.00     $      1.00
                                                ================================================================================

TOTAL RETURN                                           0.50%           0.34%           0.98%                3.40%           5.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $    36,058     $    45,094     $    60,086          $    75,928     $   103,953
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                0.88%           0.83%           0.80%                0.79%           0.87%
Expenses with reimbursements,
 earnings credits and brokerage offsets                0.87%           0.83%           0.80%                0.79%           0.84%
Net investment income                                  0.48%           0.35%           0.98%                3.38%           5.54%
--------------------------------------------------------------------------------------------------------------------------------

~  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
+ NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
^ DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 0.96% (2004), 0.91% (2003), 0.87% (2002), 0.84% (2001) AND 0.87% (2000).

   SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds. All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (individually, a "Fund" and collectively, the "Funds"). The Funds offer Class F shares. The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATIONS--The Company's board of directors has adopted a policy that requires that Money Market Fund use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share using the amortized cost method. The amortized cost method involves valuing each security at its cost and thereafter accruing any discount or premium at a constant rate to maturity.

Debt securities held by Government Securities Fund with a remaining maturity greater than 60 days at the time of purchase are valued in accordance with the evaluated bid prices supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. Debt securities with a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. Premiums and discounts are amortized on all debt securities.

If market quotations are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

U.S. GOVERNMENT OBLIGATIONS--Some U.S. government obligations, such as Government National Mortgage Association (GNMA) pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Bank (FHLB), are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (FNMA, a private corporation), are supported only by the credit of the agency, authority or instrumentality, although the Secretary of the Treasury has discretionary authority, though not the obligation, to purchase obligations of FNMA.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Funds may invest at least a portion of their assets in foreign securities. In the event a Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve them from all income taxes. The Funds are treated as separate tax entities for federal income tax purposes.

INVESTMENT INCOME--Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities.

DISTRIBUTIONS TO SHAREHOLDERS--Dividends are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of the Company's general expenses based on the relative net assets or the number of shareholder accounts of each Fund. The type of expense determines the allocation method.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Funds. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the respective Fund's net assets. The fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million for Government Securities Fund and 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets and 0.35% of the net assets in excess of $750 million for Money Market Fund.

Founders has contractually agreed to waive the portion of its management fee for the Government Securities Fund that exceeds 0.35% of the first $250 million of average net assets and 0.20% of the average net assets in excess of $250 million. Founders has also contractually agreed to waive the portion of its management fee for the Money Market Fund that exceeds 0.45% of the first $250 million of average net assets, 0.40% of the next $250 million of average net assets, 0.35% of the next $250 million of average net assets, and 0.30% of average net assets in excess of $750 million. These waivers will extend through at least August 31, 2006, and will not be terminated without prior notice to the Company's board of directors. During the year ended December 31, 2004, Founders waived $33,449 and $20,084 for Government Securities Fund and Money Market Fund, respectively.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. Each Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2004, Government Securities Fund and Money Market Fund were charged $19,230 and $67,157, respectively, pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for the Funds. With the exception of out-of-pocket charges, the fees charged by DTI are paid by DSC. The out-of-pocket charges from DTI are paid by the Funds. During the year ended December 31, 2004, Government Securities Fund and Money Market Fund were charged $5,482 and $21,433, respectively, for out-of-pocket transfer agent charges.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Funds, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, Government Securities Fund and Money Market Fund paid $434 and $0, respectively, to these entities for such services. These amounts are included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2004, Government Securities Fund and Money Market Fund were charged $122 and $438, respectively, for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION PLAN--DSC also is the distributor of the Funds' shares. Government Securities Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, Government Securities Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, $25,580 in expenses eligible for reimbursement under the plan were absorbed by Founders, which resulted in the Fund paying 0.03% under this plan. The 12b-1 fees for Government Securities Fund in excess of those needed to compensate third parties for distributing the Fund or servicing Fund shareholders will continue to be absorbed by Founders through at least August 31, 2006. This contractual commitment will not be terminated without prior notice to the Company's board of directors.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of each Fund on the first $500 million, 0.04% of the average daily net assets of each Fund on the next $500 million and 0.02% of the average daily net assets of each Fund in excess of $1 billion, plus reasonable out-of-pocket expenses.

During the year ended December 31, 2004, Founders contractually agreed to waive any fees received for these services to the extent they exceeded the fees payable under the Funds' prior fee schedule and to the extent they exceeded Founders' costs in providing the services. The prior fee schedule was computed at the annual rate of 0.06% of the average daily net assets of the Company's ten series, taken as a whole, from $0 to $500 million and 0.02% of the net assets of the Company's ten series, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the series on a pro rata basis based on relative average daily net assets. During the year ended December 31, 2004, Founders waived $3,341 and $12,036 for Government Securities Fund and Money Market Fund, respectively. Effective January 1, 2005, the parties agreed to use this prior fee schedule as the contractual fee schedule for the Funds, although Founders contractually agreed to continue to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by the custodian. The Funds could have employed these assets elsewhere to produce income had they not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Company during the time periods and in the amounts set forth below:

                       TIME PERIOD         AMOUNT OF WAIVER
                    ---------------------------------------
                    9/1/03 to 8/31/04        $    150,000
                    9/1/04 to 8/31/05        $    200,000
                    9/1/05 to 8/31/06        $    200,000

The fee waiver is allocated among all series funds of the Company in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the fee waivers for Government Securities Fund and Money Market Fund were $249 and $402 respectively, which reduced the amounts paid to Mellon Bank to $1,232 and $1,744, respectively.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Company's ten series. The amount paid to the director under the plan will be determined based upon the performance of the selected series. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Funds.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

                                            GOVERNMENT          MONEY
                                          SECURITIES FUND     MARKET FUND
     --------------------------------------------------------------------
     Undistributed Net Investment Income    $    5,148        $    1,659
     Undistributed Net Realized Gains
     and Losses                             $   (5,148)       $        0
     Paid-In Capital                        $        0        $   (1,659)

The tax character of distributions paid during 2004 and 2003 was as follows:

                                               2004              2003
     GOVERNMENT SECURITIES FUND:
     Distributions paid from:
        Ordinary Income                     $  386,716        $  493,892
        Long-Term capital gain              $        0        $        0
                                            ----------------------------
                                            $  386,716        $ 493,892
                                            ============================
     MONEY MARKET FUND:
     Distributions paid from:
        Ordinary Income                     $  193,011        $  184,429
        Long-Term capital gain              $        0        $        0
                                            ----------------------------
                                            $  193,011        $  184,429
                                            ============================

The tax components of capital represent distribution requirements the Funds must satisfy under the income tax regulations and losses or tax deductions the Funds may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Government Securities Fund amounted to $70,132. Accumulated capital losses as of December 31, 2004 were:

                         GOVERNMENT SECURITIES FUND
     EXPIRATION                                                 AMOUNT
     -------------------------------------------------------------------
     2008                                                     $  134,064
                                                              ==========

                               MONEY MARKET FUND
     EXPIRATION                                                 AMOUNT
     -------------------------------------------------------------------
     2007                                                     $    5,448
     2008                                                     $   11,357
     2009                                                     $    2,628
                                                              ----------
                                                              $   19,433
                                                              ==========

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

                                               GOVERNMENT          MONEY
                                             SECURITIES FUND     MARKET FUND
     -----------------------------------------------------------------------
     Undistributed Ordinary Income             $      5,831    $     30,400
     Federal Tax Cost                          $  9,521,536    $ 36,067,232
     Gross Tax Appreciation of Investments     $    465,405    $          0
     Gross Tax Depreciation of Investments     $    (33,780)   $          0
     Net Tax Appreciation                      $    431,625    $          0

4. CAPITAL SHARE TRANSACTIONS

Government Securities Fund is authorized to issue 100 million shares of $0.01 par value capital stock. Money Market Fund is authorized to issue 2 billion shares of $0.01 par value capital stock. Transactions in shares of the Funds for the periods indicated were as follows:

                                                               YEAR ENDED                        YEAR ENDED
                                                                12/31/04                          12/31/03
                                                         SHARES           AMOUNT           SHARES           AMOUNT
GOVERNMENT SECURITIES FUND--CLASS F
Sold                                                        129,420   $    1,294,299          330,747   $    3,348,390
Dividends or Distributions Reinvested                        36,368   $      362,947           45,955   $      466,139
Redeemed                                                   (425,657)  $   (4,260,497)        (605,978)  $   (6,141,865)
                                                     --------------   --------------   --------------   --------------
Net Decrease                                               (259,869)  $   (2,603,251)        (229,276)  $   (2,327,336)
                                                     ==============   ==============   ==============   ==============
MONEY MARKET FUND--CLASS F
Sold                                                     18,101,032   $   18,101,032       15,049,068   $   15,049,068
Dividends or Distributions Reinvested                       188,293   $      188,293          179,077   $      179,077
Redeemed                                                (27,325,557)  $  (27,325,557)     (30,220,212)  $  (30,220,212)
                                                     --------------   --------------   --------------   --------------
Net Decrease                                             (9,036,232)  $   (9,036,232)     (14,992,067)  $  (14,992,067)
                                                     ==============   ==============   ==============   ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of long-term U.S. government obligations for the year ended December 31, 2004 were $1,266,258 and $1,865,774, respectively, for Government Securities Fund.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Funds did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (two of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Denver, Colorado
February 10, 2005

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2004, 0.00% qualified for the dividends received deduction available to the Funds' corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2004, the Funds designated 0% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr.Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS FUNDS
P.O. Box 55360
Boston, MA 02205-8252
1-800-525-2440
www.founders.com

PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2004, is available through the Funds' website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2005 Founders Asset Management LLC. 2/05

                                                                    A-646-GMM-04

ANNUAL REPORT

[GRAPHIC]

DREYFUS FOUNDERS
GROWTH FUND

INVESTMENT UPDATE
DECEMBER 31, 2004

[(R)DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

   TABLE OF CONTENTS

Management Overview                                                            3

Fund Expenses                                                                 10

Statement of Investments                                                      12

Statement of Assets and Liabilities                                           17

Statement of Operations                                                       19

Statements of Changes in Net Assets                                           20

Financial Highlights                                                          21

Notes to Financial Statements                                                 27

Report of Independent Registered Public Accounting Firm                       36

Your Board Representatives                                                    37

[GRAPHIC]

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website. To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.


INVESTMENT MANAGER                            DISTRIBUTOR
Founders Asset Management LLC                 Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                200 Park Avenue
210 University Boulevard, Suite 800           New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-8 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

         NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]
A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK
FOR THE 12 MONTHS ENDED DECEMBER 31, 2004?

For the 12-month period ended December 31, 2004, Dreyfus Founders Growth Fund outperformed1 its benchmark, the Russell 1000 Growth Index, which posted a 6.30% return for the same time period.

WHAT WAS THE BROAD MARKET ENVIRONMENT IN
WHICH THE FUND PERFORMED DURING THE PERIOD?

The U.S. markets were choppy throughout 2004 as a result of a series of increases in the federal funds rate, record high oil prices, continued geopolitical unrest and the anticipation of the U.S. Presidential election. However, in spite of some lingering investor concerns, the fourth quarter saw a strong market rally as the conclusion of the Presidential election lifted some uncertainty and oil prices began to moderate.

WHAT MANAGEMENT DECISIONS FAVORABLY IMPACTED FUND PERFORMANCE
DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund's performance overall was driven by strong stock selection during the period, as a handful of stocks helped drive the strong performance of the Fund. Holdings in the information technology, consumer discretionary and industrials sectors particularly buoyed the Fund's annual return. The Fund's relative overweight position in the consumer discretionary sector also benefited performance.

(1)Excluding sales charges, which result in lower returns for certain share classes. Please see page 7 for average annual total returns for all share classes, including and excluding sales charges.

[SIDENOTE]

"THE FUND'S PERFORMANCE OVERALL WAS DRIVEN BY STRONG STOCK SELECTION DURING THE PERIOD, AS A HANDFUL OF STOCKS HELPED DRIVE THE STRONG PERFORMANCE OF THE FUND."

   Despite the fact that information technology stocks showed mixed performance overall, the Fund did invest in some names that performed well during the period. For example, APPLE COMPUTER, INC.'s performance was driven by continued strong demand for its iPod, which serves the digital music market. Autodesk, Inc., a design software and digital content company, also performed well on the back of favorable acceptance of new products as well as strong company execution. MICROSOFT CORPORATION and ADOBE SYSTEMS, INC. also positively contributed to Fund performance for the period.

   Consumer spending continued to remain steady during the period, assisting the overall performance of consumer discretionary holdings. Travel and leisure industry issues ROYAL CARIBBEAN CRUISES LIMITED and CARNIVAL CORPORATION experienced continued strength in demand for leisure cruising.

   Fund holdings in the industrials sector benefited from continued strength in the economy. FEDEX CORPORATION performed well on improved volumes as a direct result of this economic growth.

   During the year, we positioned the Fund with a relative underweight position in the healthcare sector as a result of our negative outlook on the pharmaceuticals industry. The industry faced fundamental challenges such as competition from generics and a lack of new, exciting products in the research and development pipeline. The healthcare sector proved to be one of the worst performing sectors for the period; however select holdings helped boost the Fund's relative performance, including ABBOTT LABORATORIES and healthcare product manufacturer JOHNSON & JOHNSON.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

      -  The U.S. markets were choppy throughout 2004.

      - Holdings in the information technology, consumer discretionary and industrials sectors particularly buoyed the Fund's annual return.

      - Consumer spending continued to remain steady during the period, assisting the overall performance of consumer discretionary holdings.

      - Underweight positions and poor stock selection in the materials and telecommunications sectors proved detrimental to Fund performance during the period.

      - Although information technology holdings as a whole performed well for the Fund, select issues weighed on performance for various reasons.

   The Fund's position in Standard & Poor's Depositary Receipts also had a positive impact on Fund performance.

WHAT MANAGEMENT DECISIONS NEGATIVELY IMPACTED
FUND PERFORMANCE DURING THE 12-MONTH PERIOD?

Our investment strategy for the Fund is to build a diversified portfolio of high-quality companies across various sectors that demonstrate the best potential for significant earnings growth. However, there are times when stock performance disappoints, hurting overall Fund performance.

   Underweight positions and poor stock selection in the materials and telecommunications sectors proved detrimental to Fund performance during the period. Likewise, weak stock selection in the healthcare sector weighed heavily on relative Fund performance. Large-capitalization pharmaceutical companies were among the Fund's worst performers for the period largely due to safety concerns surrounding a number of blockbuster drugs, which drove share prices for these issues lower. One such stock that was negatively affected by this market environment was PFIZER, INC., as safety concerns surrounding two of the company's COX-2 inhibitor drugs, Bextra(R) and Celebrex(R), hurt

LARGEST EQUITY HOLDINGS (ticker symbol)

      1. Microsoft Corporation (MSFT)                 4.47%
      2. Royal Caribbean Cruises Limited (RCL)        2.41%
      3. Intel Corporation (INTC)                     2.31%
      4. Carnival Corporation (CCL)                   2.31%
      5. SAP AG Sponsored ADR (SAP)                   2.30%
      6. Wal-Mart Stores, Inc. (WMT)                  2.29%
      7. Cisco Systems, Inc. (CSCO)                   2.19%
      8. Gillette Company (G)                         2.11%
      9. Kohl's Corporation (KSS)                     2.11%
     10. Apple Computer, Inc. (AAPL)                  1.99%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

                Class F    S&P 500     Russell 1000
                Shares     Index       Growth Index
---------------------------------------------------
12/31/1994      $10,000    $10,000     $10,000
12/31/1995      $14,559    $13,758     $13,718
12/31/1996      $16,971    $16,917     $16,889
12/31/1997      $21,483    $22,561     $22,039
12/31/1998      $26,861    $29,008     $30,569
12/31/1999      $37,354    $35,112     $40,706
12/29/2000      $27,183    $31,915     $31,577
12/31/2001      $20,402    $28,122     $25,128
12/31/2002      $14,492    $21,907     $18,122
12/31/2003      $19,045    $28,190     $23,513
12/31/2004      $20,499    $31,258     $24,994

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/94 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of those companies among the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

the share price. Additionally, Merck & Company's COX-2 inhibitor, Vioxx(R), was voluntarily removed from the market during the period after data showed similar adverse cardiovascular impact from long-term use of the drug.

   Although information technology holdings as a whole performed well for the Fund, select issues weighed on performance for various reasons. INTEL CORPORATION experienced lackluster demand and declining gross margins, which sent the stock lower during the year. Oracle Corporation was hurt by the protracted fight to acquire PeopleSoft as well as tepid demand for software. VIACOM, INC. posted growth rates that trailed Wall Street estimates, and

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                         1             5             10          SINCE
  CLASS (INCEPTION DATE)                YEAR         YEARS          YEARS      INCEPTION
  -------------------------------------------------------------------------------------
  CLASS A SHARES (12/31/99)
    With sales charge (5.75%)            1.35%       (12.44%)           --       (12.44%)
    Without sales charge                 7.56%       (11.40%)           --       (11.40%)

  CLASS B SHARES (12/31/99)
    With redemption*                     2.74%       (12.33%)           --       (12.33%)
    Without redemption                   6.74%       (12.04%)           --       (12.04%)

  CLASS C SHARES (12/31/99)
    With redemption**                    5.86%       (12.06%)           --       (12.06%)
    Without redemption                   6.86%       (12.06%)           --       (12.06%)

  CLASS F SHARES (1/5/62)                7.63%       (11.31%)         7.44%         N/A

  CLASS R SHARES (12/31/99)              8.09%       (11.14%)           --       (11.14%)

  CLASS T SHARES (12/31/99)
    With sales charge (4.50%)            2.42%       (12.82%)           --       (12.82%)
    Without sales charge                 7.28%       (12.01%)           --       (12.01%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, and adjustments for financial statement purposes. Part of the Fund's performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

      Information Technology   32.86%
      Consumer Discretionary   20.19%
      Financials               12.86%
      Industrials              11.73%
      Healthcare                9.98%
      Consumer Staples          8.76%
      Energy                    1.38%
      Other                     1.73%
      Cash & Equivalents        0.51%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

MAXIM INTEGRATED PRODUCTS, INC. underperformed as a result of lower market demand for its products and excess channel inventory. CISCO SYSTEMS, INC. and NVIDIA Corporation also fared poorly for the period.

   Other notable detractors from Fund performance included COCA-COLA COMPANY and Newmont Mining Corporation.

In conclusion, we will continue to rely on our bottom-up research process to seek companies we believe are capable of posting strong future revenues and earnings growth at attractive valuations.


/s/ John B. Jares

John B. Jares, CFA
Portfolio Manager

                      This page intentionally left blank.

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you hold to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you hold with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                 BEGINNING        ENDING        EXPENSES PAID
                               ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                  (7/1/04)        (12/31/04)   (7/1/04-12/31/04)
   ----------------------------------------------------------------------------
   CLASS A ACTUAL              $    1,000.00   $    1,052.91         $      7.51
   CLASS A HYPOTHETICAL             1,000.00        1,017.62                7.38
   CLASS B ACTUAL                   1,000.00        1,044.47               11.78
   CLASS B HYPOTHETICAL             1,000.00        1,013.39               11.61
   CLASS C ACTUAL                   1,000.00        1,046.14               11.27
   CLASS C HYPOTHETICAL             1,000.00        1,013.90               11.10
   CLASS F ACTUAL                   1,000.00        1,054.29                6.89
   CLASS F HYPOTHETICAL             1,000.00        1,018.23                6.77
   CLASS R ACTUAL                   1,000.00        1,058.29                5.39
   CLASS R HYPOTHETICAL             1,000.00        1,019.71                5.29
   CLASS T ACTUAL                   1,000.00        1,049.96                9.42
   CLASS T HYPOTHETICAL             1,000.00        1,015.74                9.26

   *Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS
These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, where applicable.

                                 EXPENSE RATIO
   -----------------------------------------------
   CLASS A                              1.45%
   CLASS B                              2.28%
   CLASS C                              2.18%
   CLASS F                              1.33%
   CLASS R                              1.04%
   CLASS T                              1.82%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--93.1%
AIR FREIGHT & LOGISTICS--1.0%
    45,000   FedEx Corporation                                   $     4,432,043
                                                                 ---------------
AIRLINES--1.6%
   101,025   AMR Corporation*                                          1,106,224
   144,600   JetBlue Airways Corporation*                              3,357,612
   168,000   Southwest Airlines Company                                2,735,040
                                                                 ---------------
                                                                       7,198,876
                                                                 ---------------
APPLICATION SOFTWARE--1.1%
   103,600   Mercury Interactive Corporation*                          4,718,980
                                                                 ---------------
ASSET MANAGEMENT & CUSTODY BANKS--1.1%
    33,650   Bank of New York Company, Inc.                            1,124,583
    77,400   Northern Trust Corporation                                3,760,092
                                                                 ---------------
                                                                       4,884,675
                                                                 ---------------
BIOTECHNOLOGY--2.5%
    56,260   Amgen, Inc.*                                              3,609,079
    18,775   Biogen Idec, Inc.*                                        1,250,603
    50,600   Genzyme Corporation*                                      2,938,342
    85,050   Gilead Sciences, Inc.*                                    2,975,900
                                                                 ---------------
                                                                      10,773,924
                                                                 ---------------
BROADCASTING & CABLE TV--2.0%
   264,808   Comcast Corporation Special Class A*                      8,696,295
                                                                 ---------------
CASINOS & GAMING--0.5%
    34,125   Wynn Resorts, Limited*                                    2,283,645
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--4.8%
   170,575   Avaya, Inc.*                                              2,933,890
   497,930   Cisco Systems, Inc.*                                      9,610,049
    74,250   Motorola, Inc.                                            1,277,100
    84,925   QUALCOMM, Inc.                                            3,600,820
   112,650   Scientific-Atlanta, Inc.                                  3,718,577
                                                                 ---------------
                                                                      21,140,436
                                                                 ---------------
COMPUTER & ELECTRONICS RETAIL--0.5%
    37,625   Best Buy Company, Inc.                                    2,235,678
                                                                 ---------------
COMPUTER HARDWARE--4.7%
   135,525   Apple Computer, Inc.*                                     8,727,810
    79,475   Dell, Inc.*                                               3,349,077
    87,025   International Business Machines Corporation               8,578,925
                                                                 ---------------
                                                                      20,655,812
                                                                 ---------------
COMPUTER STORAGE & PERIPHERALS--1.6%
   484,475   EMC Corporation*                                          7,204,143
                                                                 ---------------
CONSUMER FINANCE--0.8%
   125,913   MBNA Corporation                                          3,549,487
                                                                 ---------------

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES--2.2%
   172,600   Automatic Data Processing, Inc.                     $     7,654,810
    49,550   CheckFree Corporation*                                    1,886,864
                                                                 ---------------
                                                                       9,541,674
                                                                 ---------------
DEPARTMENT STORES--2.1%
   187,700   Kohl's Corporation*                                       9,229,209
                                                                 ---------------
DIVERSIFIED BANKS--1.0%
    72,575   Wells Fargo & Company                                     4,510,536
                                                                 ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.9%
    58,025   Emerson Electric Company                                  4,067,553
                                                                 ---------------
EMPLOYMENT SERVICES--1.7%
    60,475   Manpower, Inc.                                            2,920,943
   137,125   Monster Worldwide, Inc.*                                  4,612,885
                                                                 ---------------
                                                                       7,533,828
                                                                 ---------------
EXCHANGE TRADED FUNDS--1.7%
    57,375   Nasdaq 100 Index Tracking Stock                           2,289,836
    43,600   SPDR Trust Series 1                                       5,271,240
                                                                 ---------------
                                                                       7,561,076
                                                                 ---------------
GENERAL MERCHANDISE STORES--1.1%
   107,225   Dollar General Corporation                                2,227,063
    48,925   Target Corporation                                        2,540,675
                                                                 ---------------
                                                                       4,767,738
                                                                 ---------------
HEALTHCARE EQUIPMENT--0.7%
    88,100   Boston Scientific Corporation*                            3,131,955
                                                                 ---------------
HOME ENTERTAINMENT SOFTWARE--0.6%
    39,875   Electronic Arts, Inc.*                                    2,459,490
                                                                 ---------------
HOTELS, RESORTS & CRUISE LINES--3.3%
   175,150   Carnival Corporation                                     10,093,895
    72,300   Starwood Hotels & Resorts Worldwide, Inc.                 4,222,320
                                                                 ---------------
                                                                      14,316,215
                                                                 ---------------
HOUSEHOLD PRODUCTS--1.5%
    76,825   Clorox Company                                            4,527,297
    43,525   Colgate-Palmolive Company                                 2,226,739
                                                                 ---------------
                                                                       6,754,036
                                                                 ---------------
HYPERMARKETS & SUPER CENTERS--2.3%
   189,696   Wal-Mart Stores, Inc.                                    10,019,743
                                                                 ---------------
INDUSTRIAL CONGLOMERATES--1.3%
   151,959   General Electric Company                                  5,546,504
                                                                 ---------------
INDUSTRIAL MACHINERY--0.6%
    29,550   Illinois Tool Works, Inc.                                 2,738,694
                                                                 ---------------
INTEGRATED OIL & GAS--0.8%
    64,875   ExxonMobil Corporation                                    3,325,493
                                                                 ---------------

   SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                            MARKET VALUE
--------------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE--3.0%
    73,450   Goldman Sachs Group, Inc.                           $     7,641,738
    95,425   Morgan Stanley                                            5,297,996
                                                                 ---------------
                                                                      12,939,734
                                                                 ---------------
LEISURE FACILITIES--2.4%
   193,475   Royal Caribbean Cruises Limited                          10,532,779
                                                                 ---------------
LIFE & HEALTH INSURANCE--0.5%
   133,225   UnumProvident Corporation                                 2,390,057
                                                                 ---------------
MOVIES & ENTERTAINMENT--4.8%
   395,150   Time Warner, Inc.*                                        7,681,716
   197,746   Viacom, Inc.                                              7,195,977
   229,425   Walt Disney Company                                       6,378,015
                                                                 ---------------
                                                                      21,255,708
                                                                 ---------------
MULTI-LINE INSURANCE--1.9%
   124,474   American International Group, Inc.                        8,174,208
                                                                 ---------------
OFFICE ELECTRONICS--0.4%
    34,325   Zebra Technologies Corporation*                           1,931,811
                                                                 ---------------
OIL & GAS DRILLING--0.6%
    68,225   Diamond Offshore Drilling, Inc.                           2,732,411
                                                                 ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
   104,892   Citigroup, Inc.                                           5,053,697
    57,631   JPMorgan Chase & Company                                  2,248,185
                                                                 ---------------
                                                                       7,301,882
                                                                 ---------------
PERSONAL PRODUCTS--3.8%
   159,003   Estee Lauder Companies, Inc. Class A                      7,277,567
   206,700   Gillette Company                                          9,256,026
                                                                 ---------------
                                                                      16,533,593
                                                                 ---------------
PHARMACEUTICALS--5.8%
   172,350   Abbott Laboratories                                       8,040,128
   125,150   Johnson & Johnson                                         7,937,013
   102,444   Pfizer, Inc.                                              2,754,719
   155,900   Wyeth                                                     6,639,781
                                                                 ---------------
                                                                      25,371,641
                                                                 ---------------
PROPERTY & CASUALTY INSURANCE--0.9%
    72,100   Allstate Corporation                                      3,729,012
                                                                 ---------------
PUBLISHING--1.4%
    76,625   Gannett Company, Inc.                                     6,260,263
                                                                 ---------------
RAILROADS--2.0%
    88,175   Burlington Northern Santa Fe Corporation                  4,171,559
    67,350   Union Pacific Corporation                                 4,529,288
                                                                 ---------------
                                                                       8,700,847
                                                                 ---------------
RESTAURANTS--1.2%
   156,187   Cheesecake Factory, Inc.*                                 5,071,392
                                                                 ---------------

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT--1.0%
   130,650   Applied Materials, Inc.*                            $     2,234,115
    49,375   KLA-Tencor Corporation*                                   2,299,888
                                                                 ---------------
                                                                       4,534,003
                                                                 ---------------
SEMICONDUCTORS--6.8%
    68,225   Broadcom Corporation*                                     2,202,303
     8,198   Freescale Semiconductor, Inc. Class B*                      150,515
   433,201   Intel Corporation                                        10,132,571
   178,250   Linear Technology Corporation                             6,908,970
   158,325   Maxim Integrated Products, Inc.                           6,711,397
   103,975   Texas Instruments, Inc.                                   2,559,865
    34,400   Xilinx, Inc.                                              1,019,960
                                                                 ---------------
                                                                      29,685,581
                                                                 ---------------
SOFT DRINKS--1.2%
   121,175   Coca-Cola Company                                         5,044,515
                                                                 ---------------
SPECIALTY STORES--0.2%
    28,375   Tiffany & Company                                           907,149
                                                                 ---------------
SYSTEMS SOFTWARE--6.4%
    40,850   Adobe Systems, Inc.                                       2,562,929
   733,376   Microsoft Corporation                                    19,588,473
   201,275   VERITAS Software Corporation*                             5,746,401
                                                                 ---------------
                                                                      27,897,803
                                                                 ---------------
THRIFTS & MORTGAGE FINANCE--2.0%
    55,675   Freddie Mac                                               4,103,248
   113,300   The PMI Group, Inc.                                       4,730,275
                                                                 ---------------
                                                                       8,833,523
                                                                 ---------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
    70,150   W.W. Grainger, Inc.                                       4,673,393
                                                                 ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$364,982,396)                                                 407,779,043
                                                                 ---------------
COMMON STOCKS (FOREIGN)--6.4%
APPLICATION SOFTWARE--2.7%
    62,300   Amdocs Limited (CI)*                                      1,635,375
   227,500   SAP AG Sponsored ADR (GE)                                10,057,775
                                                                 ---------------
                                                                      11,693,150
                                                                 ---------------
HOTELS, RESORTS & CRUISE LINES--0.7%
    34,925   Four Seasons Hotels, Inc. (CA)                            2,856,516
                                                                 ---------------
INDUSTRIAL CONGLOMERATES--0.6%
    67,375   Tyco International Limited (BD)                           2,407,983
                                                                 ---------------
IT CONSULTING & OTHER SERVICES--0.5%
    82,900   Accenture Limited Class A (BD)*                           2,238,300
                                                                 ---------------
PHARMACEUTICALS--1.0%
   148,500   Teva Pharmaceutical Industries Limited Sponsored
             ADR (IS)                                                  4,434,210
                                                                 ---------------

   SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
RAILROADS--0.9%
    66,687   Canadian National Railway Company (CA)              $     4,084,579
                                                                 ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$23,072,556)                                                   27,714,738
                                                                 ---------------

UNITS                                                               MARKET VALUE
--------------------------------------------------------------------------------
RIGHTS AND WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
   106,447   Lucent Technologies Warrants, expire 2007*          $       168,186
                                                                 ---------------
TOTAL RIGHTS AND WARRANTS
(COST--$0)                                                               168,186
                                                                 ---------------

PRINCIPAL AMOUNT                                                  AMORTIZED COST
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.4%
PHARMACEUTICALS--1.4%
$6,000,000   Novartis Finance Corporation
             2.10% 1/3/05~                                       $     5,999,300
                                                                 ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$5,999,300)                                           5,999,300
                                                                 ---------------

TOTAL INVESTMENTS--100.9%
(TOTAL COST--$394,054,252)                                           441,661,267
                                                                 ---------------

OTHER ASSETS AND LIABILITIES--(0.9%)                                  (3,783,149)
                                                                 ---------------

NET ASSETS--100.0%                                               $   437,878,118
                                                                 ===============


NOTES TO STATEMENT OF INVESTMENTS
*    NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $5,999,300, OR 1.4%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
     ADR - AMERICAN DEPOSITARY RECEIPT
     SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT.
     BD - BERMUDA
     CA - CANADA
     CI - CHANNEL ISLANDS
     GE - GERMANY
     IS - ISRAEL

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS

Investment securities, at cost                                   $   394,054,252
                                                                 ---------------
Investment securities, at market                                     441,661,267
Cash                                                                   1,105,335
Receivables:
   Capital shares sold                                                   146,476
   Dividends and interest                                                390,590
Other assets                                                             129,390
                                                                 ---------------
Total Assets                                                         443,433,058
                                                                 ---------------

LIABILITIES

Payables and other accrued liabilities:
   Investment securities purchased                                     2,364,325
   Capital shares redeemed                                             2,320,547
   Advisory fees                                                         281,064
   Shareholder servicing fees                                             42,208
   Accounting fees                                                        22,458
   Distribution fees                                                     123,433
   Transfer agency fees                                                   41,909
   Custodian fees                                                          2,076
   Other                                                                 356,920
                                                                 ---------------
Total Liabilities                                                      5,554,940
                                                                 ---------------
Net Assets                                                       $   437,878,118
                                                                 ===============

COMPOSITION OF NET ASSETS

Capital (par value and paid-in surplus)                          $ 1,121,840,785
Undistributed net investment income                                    1,178,792
Accumulated net realized loss from security transactions            (732,748,474)
Net unrealized appreciation on investments
 and foreign currency translation                                     47,607,015
                                                                 ---------------
Total                                                            $   437,878,118
                                                                 ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A

Net Assets                                                       $     6,356,224
Shares Outstanding                                                       603,442
Net Asset Value, Redemption Price Per Share                      $         10.53
Maximum offering
price per share (net asset value
 plus sales charge of 5.75% of offering price)                   $         11.17

CLASS B

Net Assets                                                       $    12,406,411
Shares Outstanding                                                     1,223,186
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share          $         10.14

CLASS C

Net Assets                                                       $     1,880,538
Shares Outstanding                                                       185,665
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share          $         10.13

CLASS F

Net Assets                                                       $   406,550,176
Shares Outstanding                                                    38,410,300
Net Asset Value, Offering and Redemption Price Per Share         $         10.58

CLASS R

Net Assets                                                       $    10,584,348
Shares Outstanding                                                       989,928
Net Asset Value, Offering and Redemption Price Per Share         $         10.69

CLASS T

Net Assets                                                       $       100,421
Shares Outstanding                                                         9,877
Net Asset Value, Redemption Price Per Share                      $         10.17
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                   $         10.65

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004


INVESTMENT INCOME

Dividends                                                        $     7,410,831
Interest                                                                 255,927
Foreign taxes withheld                                                   (23,668)
                                                                 ---------------
Total Investment Income                                                7,643,090
                                                                 ---------------
EXPENSES

Advisory fees--Note 2                                                  3,511,652
Shareholder servicing fees--Note 2                                       416,085
Accounting fees--Note 2                                                  281,094
Distribution fees--Note 2                                              1,207,552
Transfer agency fees--Note 2                                             494,623
Registration fees                                                         41,938
Postage and mailing expenses                                              55,042
Custodian fees and expenses--Note 2                                       10,535
Printing expenses                                                         75,175
Legal and audit fees                                                      97,404
Directors' fees and expenses--Note 2                                      87,948
Other expenses                                                            85,343
                                                                 ---------------
   Total Expenses                                                      6,364,391
   Earnings Credits                                                       (7,790)
   Reimbursed/Waived Expenses                                               (979)
   Expense Offset to Broker Commissions                                   (4,096)
                                                                 ---------------
   Net Expenses                                                        6,351,526
                                                                 ---------------
Net Investment Income                                                  1,291,564
                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS

Net Realized Gain on:
   Security Transactions                                              52,095,323
   Foreign Currency Transactions                                              81
                                                                 ---------------
Net Realized Gain                                                     52,095,404
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                     (21,249,162)
                                                                 ---------------
Net Realized and Unrealized Gain                                      30,846,242
                                                                 ---------------
Net Increase in Net Assets Resulting from Operations             $    32,137,806
                                                                 ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEAR ENDED         YEAR ENDED
                                                          12/31/04           12/31/03
OPERATIONS

Net Investment Income (Loss)                           $     1,291,564    $    (2,162,775)
Net Realized Gain on Security and Foreign
 Currency Transactions                                      52,095,404         16,581,469
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation           (21,249,162)       122,368,802
                                                       ---------------    ---------------
Net Increase in Net Assets Resulting from Operations        32,137,806        136,787,496
                                                       ---------------    ---------------

CAPITAL SHARE TRANSACTIONS

Net Increase (Decrease)--Note 4
   Class A                                                    (520,803)          (258,678)
   Class B                                                  (2,029,596)        (1,223,196)
   Class C                                                     (15,393)          (166,651)
   Class F                                                (108,174,647)       (88,319,324)
   Class R                                                     967,838          2,736,606
   Class T                                                    (130,287)           (41,579)
                                                       ---------------    ---------------
Net Decrease from Capital Share Transactions              (109,902,888)       (87,272,822)
                                                       ---------------    ---------------
Net Increase (Decrease) in Net Assets                      (77,765,082)        49,514,674
                                                       ---------------    ---------------

NET ASSETS

Beginning of year                                      $   515,643,200    $   466,128,526
                                                       ---------------    ---------------
End of year                                            $   437,878,118    $   515,643,200
                                                       ===============    ===============

Undistributed (Accumulated) Net Investment
 Income (Loss)                                         $     1,178,792    $      (112,853)

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ---------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.79    $     7.46     $    10.53     $    14.02     $    23.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       0.02+        (0.06)         (0.06)         (0.05)         (0.05)
Net realized and unrealized gains
 (losses) on securities                            0.72          2.39          (3.01)         (3.44)         (6.39)
                                             ---------------------------------------------------------------------
Total from investment operations                   0.74          2.33          (3.07)         (3.49)         (6.44)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00           0.00
From net realized gains                            0.00          0.00           0.00           0.00          (3.42)
                                             ---------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00          (3.42)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.53    $     9.79     $     7.46     $    10.53     $    14.02
                                             =====================================================================

TOTAL RETURN*                                      7.56%        31.23%        (29.15%)       (24.89%)       (27.30%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $    6,356    $    6,452     $    5,149     $    7,795     $    8,655
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.42%         1.66%          1.48%          1.21%          1.08%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.41%         1.66%          1.48%          1.20%          1.05%
Net investment income (loss)                       0.22%        (0.59%)        (0.56%)        (0.47%)        (0.54%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%           182%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

  SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ---------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.50    $     7.30     $    10.38     $    13.91     $    23.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.06)+       (0.17)         (0.18)         (0.13)         (0.11)
Net realized and unrealized gains
 (losses) on securities                            0.70          2.37          (2.90)         (3.40)         (6.44)
                                             ---------------------------------------------------------------------
Total from investment operations                   0.64          2.20          (3.08)         (3.53)         (6.55)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00           0.00
From net realized gains                            0.00          0.00           0.00           0.00          (3.42)
                                             ---------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00          (3.42)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.14    $     9.50     $     7.30     $    10.38     $    13.91
                                             =====================================================================

TOTAL RETURN*                                      6.74%        30.14%        (29.67%)       (25.38%)       (27.77%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $   12,406    $   13,664     $   11,603     $   19,829     $   25,359
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            2.22%         2.48%          2.22%          1.93%          1.82%
Expenses with reimbursements,
 earnings credits and brokerage offsets            2.22%         2.48%          2.22%          1.92%          1.80%
Net investment loss                               (0.58%)       (1.41%)        (1.30%)        (1.20%)        (1.29%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%           182%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ---------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.48    $     7.29     $    10.36     $    13.92     $    23.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.05)+       (0.19)         (0.26)         (0.18)         (0.10)
Net realized and unrealized gains
 (losses) on securities                            0.70          2.38          (2.81)         (3.38)         (6.44)
                                             ---------------------------------------------------------------------
Total from investment operations                   0.65          2.19          (3.07)         (3.56)         (6.54)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00           0.00
From net realized gains                            0.00          0.00           0.00           0.00          (3.42)
                                             ---------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00          (3.42)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.13    $     9.48     $     7.29     $    10.36     $    13.92
                                             =====================================================================

TOTAL RETURN*                                      6.86%        30.04%        (29.63%)       (25.58%)       (27.72%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $    1,881    $    1,774     $    1,528     $    2,979     $    4,384
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            2.16%         2.49%          2.37%          2.11%          1.82%
Expenses with reimbursements,
 earnings credits and brokerage offsets            2.16%         2.49%          2.37%          2.10%          1.80%
Net investment loss                               (0.49%)       (1.42%)        (1.46%)        (1.38%)        (1.28%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%           182%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

  SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ----------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.83    $     7.48     $    10.53     $    14.03     $     23.87
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       0.03+        (0.17)         (0.22)         (0.15)          (0.21)
Net realized and unrealized gains
 (losses) on securities                            0.72          2.52          (2.83)         (3.35)          (6.21)
                                             ----------------------------------------------------------------------
Total from investment operations                   0.75          2.35          (3.05)         (3.50)          (6.42)
-------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00            0.00
From net realized gains                            0.00          0.00           0.00           0.00           (3.42)
                                             ----------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00           (3.42)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.58    $     9.83     $     7.48     $    10.53     $     14.03
                                             ======================================================================

TOTAL RETURN                                       7.63%        31.42%        (28.96%)       (24.95%)        (27.23%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $  406,550    $  484,742     $  443,307     $  865,425     $ 1,441,466
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.33%         1.47%          1.38%          1.31%           1.07%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.33%         1.47%          1.37%          1.30%           1.06%
Net investment income (loss)                       0.30%        (0.41%)        (0.46%)        (0.58%)         (0.58%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%            182%


+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ---------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.89    $     7.50     $    10.57     $    14.07     $    23.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       0.07          0.01           0.01          (0.02)         (0.02)
Net realized and unrealized gains
 (losses) on securities                            0.73          2.38          (3.08)         (3.48)         (6.37)
                                             ---------------------------------------------------------------------
Total from investment operations                   0.80          2.39          (3.07)         (3.50)         (6.39)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00           0.00
From net realized gains                            0.00          0.00           0.00           0.00          (3.42)
                                             ---------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00          (3.42)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.69    $     9.89     $     7.50     $    10.57     $    14.07
                                             =====================================================================

TOTAL RETURN                                       8.09%        31.87%        (29.04%)       (24.88%)       (27.08%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)               $   10,584    $    8,792     $    4,333     $    2,023     $        9
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.03%         1.13%          1.30%          1.46%          0.82%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.03%         1.13%          1.30%          1.46%          0.79%
Net investment income (loss)                       0.65%        (0.04%)        (0.34%)        (0.72%)        (0.29%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%           182%

# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ---------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.48    $     7.27     $    10.38     $    14.00     $    23.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.02)+       (0.30)         (0.56)         (0.19)         (0.09)
Net realized and unrealized gains
 (losses) on securities                            0.71          2.51          (2.55)         (3.43)         (6.37)
                                             ---------------------------------------------------------------------
Total from investment operations                   0.69          2.21          (3.11)         (3.62)         (6.46)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00           0.00
From net realized gains                            0.00          0.00           0.00           0.00          (3.42)
                                             ---------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00          (3.42)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.17    $     9.48     $     7.27     $    10.38     $    14.00
                                             =====================================================================

TOTAL RETURN*                                      7.28%        30.40%        (29.96%)       (25.86%)       (27.38%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)               $      100    $      220     $      208     $      621     $      802
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.79%         2.22%          2.78%          2.56%          1.32%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.79%         2.22%          2.78%          2.55%          1.29%
Net investment loss                               (0.17%)       (1.15%)        (1.89%)        (1.83%)        (0.80%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%           182%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $363,400 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $130,531 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                       TRANSFER
                                      AGENCY FEES
        -----------------------------------------
        Class A                        $  2,144
        Class B                        $ 32,198
        Class C                        $  3,736
        Class R                        $  5,802
        Class T                        $    596

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $309,616 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended

December 31, 2004, the Fund was charged $8,305 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $1,097,027 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                 DISTRIBUTION    SHAREHOLDER
                                     FEES      SERVICING FEES
          ---------------------------------------------------
          Class A                         N/A   $     15,534
          Class B                $     95,550   $     31,850
          Class C                $     14,511   $      4,837
          Class T                $        464   $        464

During the year ended December 31, 2004, DSC retained $2,556 in sales commissions from the sales of Class A shares. DSC also retained $32,772 and $25 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD                               AMOUNT OF WAIVER
         -------------------------------------------------------------
         9/1/03 to 8/31/04                                $ 150,000
         9/1/04 to 8/31/05                                $ 200,000
         9/1/05 to 8/31/06                                $ 200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $979, which reduced the amount paid to Mellon Bank to $9,556.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET          UNDISTRIBUTED NET            PAID-IN
          INVESTMENT INCOME       REALIZED GAINS AND LOSSES       CAPITAL
          ----------------------------------------------------------------
                $ 81                       $ (81)                   $ 0

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $39,713,175. Accumulated capital losses as of December 31, 2004 were:

         EXPIRATION                                        AMOUNT
         -------------------------------------------------------------
            2008                                       $       501,000
            2009                                       $   516,034,883
            2010                                       $   209,975,954
                                                       ---------------
                                                       $   726,511,837
                                                       ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

         Undistributed Ordinary Income                 $     1,301,047
         Federal Tax Cost                                  400,290,889
         Gross Tax Appreciation of Investments              47,200,686
         Gross Tax Depreciation of Investments              (5,830,308)
         Net Tax Appreciation                               41,370,378

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                            YEAR ENDED                          YEAR ENDED
                                             12/31/04                            12/31/03
                                     SHARES            AMOUNT            SHARES            AMOUNT
CLASS A

Sold                                    105,906    $    1,056,250           102,390    $      863,766
Redeemed                               (161,536)   $   (1,577,053)         (133,313)   $   (1,122,444)
                                 --------------------------------------------------------------------
Net Decrease                            (55,630)   $     (520,803)          (30,923)   $     (258,678)
                                 ====================================================================
CLASS B

Sold                                     30,813    $      293,687            95,258    $      810,696
Redeemed                               (246,029)   $   (2,323,283)         (245,915)   $   (2,033,892)
                                 --------------------------------------------------------------------
Net Decrease                           (215,216)   $   (2,029,596)         (150,657)   $   (1,223,196)
                                 ====================================================================
CLASS C

Sold                                     38,619    $      368,762            22,136    $      191,985
Redeemed                                (40,060)   $     (384,155)          (44,718)   $     (358,636)
                                 --------------------------------------------------------------------
Net Decrease                             (1,441)   $      (15,393)          (22,582)   $     (166,651)
                                 ====================================================================
CLASS F

Sold                                  2,973,891    $   29,284,630         5,549,619    $   46,590,327
Redeemed                            (13,900,368)   $ (137,459,277)      (15,507,433)   $ (134,909,651)
                                 --------------------------------------------------------------------
Net Decrease                        (10,926,477)   $ (108,174,647)       (9,957,814)   $  (88,319,324)
                                 ====================================================================
CLASS R

Sold                                    381,438    $    3,739,499           388,827    $    3,417,348
Redeemed                               (280,086)   $   (2,771,661)          (77,669)   $     (680,742)
                                 --------------------------------------------------------------------
Net Increase                            101,352    $      967,838           311,158    $    2,736,606
                                 ====================================================================
CLASS T

Sold                                        136    $        1,307               856    $        6,961
Redeemed                                (13,405)   $     (131,594)           (6,333)   $      (48,540)
                                 --------------------------------------------------------------------
Net Decrease                            (13,269)   $     (130,287)           (5,477)   $      (41,579)
                                 ====================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $483,599,481 and $576,324,316, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr. Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS GROWTH FUND
P.O. Box 55360
Boston, MA 02205-8252
1-800-525-2440
www.founders.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30, 2004, is available through the Fund's website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2005 Founders Asset Management LLC. 2/05

A-646-GRO-04

[GRAPHIC]

ANNUAL REPORT

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND

INVESTMENT UPDATE
DECEMBER 31, 2004

[(R) DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                              3

Fund Expenses                                                                   10

Statement of Investments                                                        12

Statement of Assets and Liabilities                                             17

Statement of Operations                                                         19

Statements of Changes in Net Assets                                             20

Financial Highlights                                                            21

Notes to Financial Statements                                                   27

Report of Independent Registered Public Accounting Firm                         36

Other Tax Information                                                           37

Your Board Representatives                                                      38

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website. To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                           DISTRIBUTOR

Founders Asset Management LLC                Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)               200 Park Avenue
210 University Boulevard, Suite 800          New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF REMI J. BROWNE]

[PHOTO OF DANIEL B. LEVAN]

[PHOTO OF JEFFREY R. SULLIVAN]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, LEFT, DANIEL B. LEVAN, CFA, MIDDLE, AND JEFFREY R. SULLIVAN, CFA, RIGHT

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2004?

For the 12 months ended December 31, 2004, Dreyfus Founders International Equity Fund outperformed(1) its benchmark, the Morgan Stanley Capital International
(MSCI) World ex U.S. Index, which returned 20.38% for the same period.

PLEASE DESCRIBE THE BROAD MARKET AND ECONOMIC ENVIRONMENT IN WHICH THE FUND PERFORMED.

European markets confounded skeptics who believed weak local demand, record high commodity prices and currency strength would materially erode business performance. Instead, natural resource-rich countries, such as Norway, and areas with flourishing local growth, like Spain, offset more sluggish results generated by France and Germany. Additionally, several emerging economies were welcomed into the European Union (EU) during 2004, which now boasts 25 members.

----------
(1) Excluding sales charges, which result in lower returns for certain share classes. Please see page 7 for average annual total returns for all share classes, including and excluding sales charges.

[SIDENOTE]

"OUR FOCUS, AS ALWAYS, IS ON SELECTING STOCKS WITH IMPROVING BUSINESS MOMENTUM AND ATTRACTIVE VALUATIONS IN EACH COUNTRY AND SECTOR REGARDLESS OF THE MARKET'S DIRECTION."

     Despite robust export activity, Japan lagged other Asian markets during the period due to mixed performance in the information technology sector, an area that fell under intense selling pressure during the fourth quarter of the year. In addition, the long-awaited recovery in domestic consumption has been slow to materialize, causing the Japanese market to pause toward the end of the period.

     When examining sectors, many reaped the benefits of accelerating global production in 2004; however, information technology and healthcare trailed for the year. Information technology weakness occurred due to high valuations, the rollover in the semiconductor cycle, and lack of a pick-up in IT spending. Healthcare, on the other hand, experienced investor backlash due to negative press concerning pharmaceutical companies with blockbuster drugs being pulled from the market.

WHAT MANAGEMENT DECISIONS POSITIVELY CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE YEAR?

Substantial positive contribution to relative Fund performance on a country basis came from the United Kingdom, Canada and Germany. The Fund's holdings in these countries outpaced the benchmark due to strong stock selection. Singapore and France also performed well during the period.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- Substantial positive contribution to relative Fund performance on a country basis came from the United Kingdom, Canada and Germany.

- The Fund's holdings in the industrials sector also had a positive impact on relative Fund performance.

- The largest negative contributor to relative Fund performance on a country basis came from Hong Kong.

- The biggest stock specific detractors to the Fund's relative performance came from the information technology, telecommunication services and healthcare sectors.

     Led by U.K.-based Cairn Energy PLC, the Fund's holdings in the energy sector performed well for the year. Cairn's stock price rose during the period, as the oil and gas exploration and production company enjoyed highly successful exploration ventures in India and soaring oil prices.

     The Fund's holdings in the industrials sector also had a positive impact on relative Fund performance, primarily owing to strong stock selection. Swedish truck manufacturer VOLVO AB was the best performing industrials holding.

     Utilities holding FORTUM OYJ was another top performer for the year. Fortum, a Finnish energy and utility firm, gained on increasing Scandinavian power prices and rumors the company may spin out its oil and gas exploration division.

     The consumer staples sector was also a positive contributor to relative Fund performance due to holdings such as SABMILLER PLC, which rallied during the period as the Miller brand continued to recover and took market share away from Budweiser in the U.S.

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

 1. Vodafone Group PLC (United Kingdom; VOD)                       4.02%
 2. SABMiller PLC (United Kingdom; SAB)                            2.35%
 3. Barclays PLC (United Kingdom; BARC)                            2.16%
 4. ING Groep NV (Netherlands; ING.C)                              2.03%
 5. BP PLC (United Kingdom; BP)                                    2.02%
 6. Koninklijke KPN NV (Netherlands; KPN)                          2.01%
 7. Sanofi-Synthelabo SA (France; SAN)                             1.91%
 8. Tesco PLC (United Kingdom; TSCO)                               1.85%
 9. Shire Pharmaceuticals Group PLC (United Kingdom; SHP)          1.77%
10. Toyota Motor Corporation (Japan; 7203)                         1.77%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     MSCI World
               Shares      ex US Index
--------------------------------------
12/29/1995     $10,000
12/31/1995     $10,000     $10,000
12/31/1996     $11,860     $10,687
12/31/1997     $13,770     $10,930
12/31/1998     $16,112     $12,980
12/31/1999     $25,571     $16,605
12/29/2000     $21,057     $14,385
12/31/2001     $14,667     $11,307
12/31/2002     $10,516     $ 9,521
12/31/2003     $14,425     $13,274
12/31/2004     $17,699     $15,979

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on its inception date of 12/29/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to fee waivers and expense limitations. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                            1         5          10       SINCE
CLASS (INCEPTION DATE)                    YEAR      YEARS       YEARS   INCEPTION
---------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
  With sales charge (5.75%)              15.59%     (8.22%)       --      (8.22%)
  Without sales charge                   22.69%     (7.13%)       --      (7.13%)

CLASS B SHARES (12/31/99)
  With redemption*                       17.78%     (8.14%)       --      (8.14%)
  Without redemption                     21.78%     (7.82%)       --      (7.82%)

CLASS C SHARES (12/31/99)
  With redemption**                      20.83%     (7.86%)       --      (7.86%)
  Without redemption                     21.83%     (7.86%)       --      (7.86%)

CLASS F SHARES (12/29/95)                22.70%     (7.09%)       --       6.55%

CLASS R SHARES (12/31/99)                23.45%     (6.84%)       --      (6.84%)

CLASS T SHARES (12/31/99)
  With sales charge (4.50%)              16.88%     (8.21%)       --      (8.21%)
  Without sales charge                   22.42%     (7.36%)       --      (7.36%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limitations, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities entail unique risks, including political, market, and currency risks.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Additionally, financials holdings BARCLAYS PLC and ING GROEP NV, automotive industry supplier CONTINENTAL AG and Dutch telecommunication services holding, KONINKLIJKE KPN NV boosted the Fund's relative return.

WHAT MANAGEMENT DECISIONS NEGATIVELY CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE YEAR?

The largest negative contributor to relative Fund performance on a country basis came from Hong Kong. The Fund's holdings in this country were down and significantly underperformed the benchmark for the year. Other countries with negative contributions to relative Fund performance included Denmark, Italy, Sweden and Switzerland.

     The biggest detractors on a sector basis to the Fund's relative performance came from the information technology, telecommunication services and healthcare sectors. In the information technology sector, Citizens Electronics Company Limited had one of the largest negative impacts on the Fund's relative performance. The Japanese electronic parts manufacturer's sales suffered due to a slowing cellular phone market.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

United Kingdom          23.67%
Japan                   21.40%
France                  10.09%
Germany                  8.65%
Switzerland              6.04%
Canada                   5.17%
Australia                4.05%
Netherlands              4.05%
Italy                    3.94%
Other Countries         12.94%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     During the period, we anticipated relative growth in the Fund's telecommunications services sector holdings. However, specific stocks in this sector, including China Unicom Limited and KDDI Corporation, underperformed and weighed heavily on Fund performance.

     In healthcare, pharmaceutical companies AstraZeneca PLC and GLAXOSMITHKLINE PLC and biotech firm SERONO SA were among the largest detractors from performance. AstraZeneca and Glaxo both fell as the U.K.-based pharmaceutical firms battled negative sector sentiment brought about by negative test results on Merck & Company's VIOXX(R) and Pfizer, Inc.'s Celebrex(R). In addition, AstraZeneca experienced falling new prescription numbers for its cholesterol drug, Crestor(R), late in the year.

     Other weak performers hindering performance for the period included Finnish-based NOKIA OYJ and U.K.-based materials technology company Cookson Group PLC, which were both down during the Fund's holding period.

     Our focus, as always, is on selecting stocks with improving business momentum and attractive valuations in various countries and sectors regardless of the market's direction. We will continue to focus on companies we believe could generate strong earnings relative to their valuations for possible inclusion in the Fund.


/s/ Remi J. Browne         /s/ Daniel B. LeVan         /s/ Jeffrey R. Sullivan

Remi J. Browne, CFA        Daniel B. LeVan, CFA       Jeffrey R. Sullivan, CFA
Co-Portfolio Manager       Co-Portfolio Manager         Co-Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

     ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                        BEGINNING       ENDING       EXPENSES PAID
                                     ACCOUNT VALUE   ACCOUNT VALUE  DURING PERIOD*
                                        (7/1/04)      (12/31/04)   (7/1/04-12/31/04)
------------------------------------------------------------------------------------
CLASS A ACTUAL                         $ 1,000.00     $ 1,115.00       $  7.61
CLASS A HYPOTHETICAL                     1,000.00       1,017.87          7.13

CLASS B ACTUAL                           1,000.00       1,146.71         11.66
CLASS B HYPOTHETICAL                     1,000.00       1,014.06         10.94

CLASS C ACTUAL                           1,000.00       1,147.01         11.67
CLASS C HYPOTHETICAL                     1,000.00       1,014.06         10.94

CLASS F ACTUAL                           1,000.00       1,155.18          7.61
CLASS F HYPOTHETICAL                     1,000.00       1,017.87          7.13

CLASS R ACTUAL                           1,000.00       1,161.65          6.27
CLASS R HYPOTHETICAL                     1,000.00       1,019.15          5.85

CLASS T ACTUAL                           1,000.00       1,151.82          8.96
CLASS T HYPOTHETICAL                     1,000.00       1,016.60          8.40

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

                                          EXPENSE RATIO
-------------------------------------------------------
CLASS A                                       1.40%
CLASS B                                       2.15%
CLASS C                                       2.15%
CLASS F                                       1.40%
CLASS R                                       1.15%
CLASS T                                       1.65%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)--102.3%

AEROSPACE & DEFENSE--1.0%
       88,800   BAE Systems PLC (UK)                                           $         392,945
                                                                               -----------------
APPAREL, ACCESSORIES & LUXURY GOODS--2.1%
       17,000   Bulgari SPA (IT)                                                         210,045
       41,500   Burberry Group PLC (UK)                                                  319,476
        9,300   Compagnie Financiere Richemont AG (SZ)                                   309,564
                                                                               -----------------
                                                                                         839,085
                                                                               -----------------
APPLICATION SOFTWARE--1.7%
       56,400   Sage Group PLC (UK)                                                      218,984
        2,500   SAP AG (GE)                                                              445,834
                                                                               -----------------
                                                                                         664,818
                                                                               -----------------
AUTOMOBILE MANUFACTURERS--3.7%
       36,600   Nissan Motor Company Limited (JA)                                        397,896
        4,300   Renault SA (FR)                                                          359,746
       16,900   Toyota Motor Corporation (JA)                                            687,743
                                                                               -----------------
                                                                                       1,445,385
                                                                               -----------------
BIOTECHNOLOGY--0.9%
          540   Serono SA (SZ)                                                           355,694
                                                                               -----------------
BREWERS--4.3%
       19,200   Asahi Breweries Limited (JA)                                             237,775
        7,600   InBev NV (BE)                                                            294,827
        6,900   Orkla ASA (NW)                                                           226,708
       55,200   SABMiller PLC (UK)                                                       915,585
                                                                               -----------------
                                                                                       1,674,895
                                                                               -----------------
BROADCASTING & CABLE TV--2.9%
       44,500   Mediaset SPA (IT)                                                        564,340
       41,900   Publishing & Broadcasting Limited (AU)                                   574,782
                                                                               -----------------
                                                                                       1,139,122
                                                                               -----------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin on non-U.S. holdings.

AR   Argentina
AT   Austria
AU   Australia
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CH   Chile
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
MA   Malaysia
MX   Mexico
NE   Netherlands
NW   Norway
NZ   New Zealand
PH   Philippines
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
UK   United Kingdom

SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.1%
       27,200   Nokia Oyj (FI)                                                 $         429,610
        2,400   Research In Motion Limited (CA)*                                         197,857
      177,200   Telefonaktiebolaget LM Ericsson (SW)                                     565,299
                                                                               -----------------
                                                                                       1,192,766
                                                                               -----------------
COMPUTER HARDWARE--0.5%
       30,000   Fujitsu Limited (JA)                                                     195,277
                                                                               -----------------
COMPUTER STORAGE & PERIPHERALS--0.7%
       13,600   ATI Technologies, Inc. (CA)*                                             264,009
                                                                               -----------------
CONSTRUCTION & ENGINEERING--0.7%
       11,700   ACS, Actividades de Construccion y Servicios SA (SP)                     267,174
                                                                               -----------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.6%
       15,800   Volvo AB (SW)                                                            626,494
                                                                               -----------------
CONSUMER ELECTRONICS--1.2%
       31,100   Casio Computer Company Limited (JA)                                      479,839
                                                                               -----------------
CONSUMER FINANCE--0.6%
        3,400   Sanyo Shinpan Finance Company Limited (JA)                               241,554
                                                                               -----------------
DIVERSIFIED BANKS--8.0%
        6,420   Alpha Bank AE (GR)                                                       223,919
       91,700   Banca Intesa SPA (IT)                                                    441,237
       74,919   Barclays PLC (UK)                                                        842,821
        6,707   BNP Paribas SA (FR)                                                      485,909
       17,200   HBOS PLC (UK)                                                            280,008
        6,034   Royal Bank of Scotland Group PLC (UK)                                    202,948
       22,000   Shizuoka Bank Limited (JA)                                               208,471
        4,300   Societe Generale (FR)                                                    435,143
                                                                               -----------------
                                                                                       3,120,456
                                                                               -----------------
DIVERSIFIED CAPITAL MARKETS--1.7%
       10,600   Credit Suisse Group (SZ)*                                                445,590
        2,470   UBS AG (SZ)                                                              207,119
                                                                               -----------------
                                                                                         652,709
                                                                               -----------------
DIVERSIFIED CHEMICALS--1.3%
        7,000   BASF AG (GE)                                                             503,520
                                                                               -----------------
DIVERSIFIED METALS & MINING--2.9%
       46,500   BHP Billiton Limited (AU)                                                559,152
       31,100   Xstrata PLC (UK)                                                         556,445
                                                                               -----------------
                                                                                       1,115,597
                                                                               -----------------
ELECTRIC UTILITIES--2.8%
        5,400   E.ON AG (GE)                                                             493,098
       31,900   Fortum Oyj (FI)                                                          590,564
                                                                               -----------------
                                                                                       1,083,662
                                                                               -----------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.9%
       31,500   Sumitomo Electric Industries Limited (JA)                                342,759
                                                                               -----------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.2%
       65,000   Hitachi Limited (JA)                                           $         450,376
        3,600   Hoya Corporation (JA)                                                    406,480
                                                                               -----------------
                                                                                         856,856
                                                                               -----------------
FOOD RETAIL--3.3%
        1,300   Colruyt NV (BE)                                                          211,336
        4,900   Delhaize Group (BE)                                                      372,645
      116,900   Tesco PLC (UK)                                                           722,069
                                                                               -----------------
                                                                                       1,306,050
                                                                               -----------------
FOREST PRODUCTS--0.6%
       17,500   Canfor Corporation (CA)*                                                 228,572
                                                                               -----------------
HOUSEHOLD PRODUCTS--0.9%
       11,300   Reckitt Benckiser PLC (UK)                                               341,451
                                                                               -----------------
HYPERMARKETS & SUPER CENTERS--1.8%
        9,000   Ito-Yokado Company Limited (JA)                                          377,672
        5,600   Metro AG (GE)                                                            307,973
                                                                               -----------------
                                                                                         685,645
                                                                               -----------------
INDUSTRIAL CONGLOMERATES--0.6%
       41,000   Keppel Corporation Limited (SG)                                          216,001
                                                                               -----------------
INDUSTRIAL MACHINERY--1.2%
       56,000   NSK Limited (JA)                                                         281,448
        3,400   Saurer AG (SZ)*                                                          200,334
                                                                               -----------------
                                                                                         481,782
                                                                               -----------------
INTEGRATED OIL & GAS--5.4%
       80,719   BP PLC (UK)                                                              787,200
        7,700   Husky Energy, Inc. (CA)                                                  220,101
       18,800   Repsol YPF SA (SP)                                                       489,613
        2,858   Total SA (FR)                                                            624,277
                                                                               -----------------
                                                                                       2,121,191
                                                                               -----------------
INTEGRATED TELECOMMUNICATION SERVICES--5.5%
       15,800   Deutsche Telekom AG (GE)*                                                357,363
        7,500   France Telecom (FR)                                                      248,335
       82,500   Koninklijke KPN NV (NE)                                                  783,845
       13,200   Telefonica SA (SP)                                                       248,677
       17,200   Telus Corporation (CA)                                                   519,933
                                                                               -----------------
                                                                                       2,158,153
                                                                               -----------------
LEISURE PRODUCTS--1.1%
       18,300   Sankyo Company Limited (JA)                                              413,433
                                                                               -----------------
LIFE & HEALTH INSURANCE--1.2%
       74,200   Friends Provident PLC (UK)                                               219,366
       92,500   Old Mutual PLC (UK)                                                      235,290
                                                                               -----------------
                                                                                         454,656
                                                                               -----------------
MARINE--1.8%
           62   AP Moller-Maersk AS (DE)                                                 512,078
       31,000   Kawasaki Kisen Kaisha Limited (JA)                                       199,366
                                                                               -----------------
                                                                                         711,444
                                                                               -----------------

SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------
MOVIES & ENTERTAINMENT--0.9%
       11,500   Vivendi Universal SA (FR)                                      $         367,181
                                                                               -----------------
MULTI-LINE INSURANCE--1.1%
       19,200   Aviva PLC (UK)                                                           231,476
        3,900   Baloise Holding Limited (SZ)                                             180,063
                                                                               -----------------
                                                                                         411,539
                                                                               -----------------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
        7,700   Suez SA (FR)                                                             205,347
                                                                               -----------------
OFFICE ELECTRONICS--1.7%
       12,000   Canon, Inc. (JA)                                                         647,604
                                                                               -----------------
OIL & GAS EXPLORATION & PRODUCTION--1.8%
       12,800   Eni SPA (IT)                                                             320,478
        2,200   Norsk Hydro ASA (NW)                                                     173,263
      141,600   Oil Search Limited (AU)                                                  200,906
                                                                               -----------------
                                                                                         694,647
                                                                               -----------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.6%
       26,200   ING Groep NV (NE)                                                        792,731
        6,900   Sun Life Financial, Inc. (CA)                                            231,209
                                                                               -----------------
                                                                                       1,023,940
                                                                               -----------------
PHARMACEUTICALS--11.5%
       12,000   Eisai Company Limited (JA)                                               394,652
       10,100   GlaxoSmithKline PLC (UK)                                                 236,940
        4,900   Merck KGaA (GE)                                                          335,014
       12,959   Novartis AG (SZ)                                                         653,021
        5,400   Novo Nordisk AS Class B (DE)                                             295,033
        8,000   Ono Pharmaceuticals Company Limited (JA)                                 448,912
        9,300   Sanofi-Synthelabo SA (FR)                                                743,292
       65,800   Shire Pharmaceuticals Group PLC (UK)                                     690,969
       13,600   Takeda Pharmaceuticals Company Limited (JA)                              684,844
                                                                               -----------------
                                                                                       4,482,677
                                                                               -----------------
PRECIOUS METALS & MINERALS--1.0%
       17,800   ThyssenKrupp AG (GE)                                                     391,953
                                                                               -----------------
PROPERTY & CASUALTY INSURANCE--0.6%
       20,100   QBE Insurance Group Limited (AU)                                         241,855
                                                                               -----------------
PUBLISHING--0.6%
       25,500   United Business Media PLC (UK)                                           234,978
                                                                               -----------------
RAILROADS--0.9%
        5,800   Canadian National Railway Company (CA)                                   353,702
                                                                               -----------------
SEMICONDUCTORS--0.6%
      106,200   ARM Holdings PLC (UK)                                                    225,285
                                                                               -----------------
STEEL--1.6%
       14,900   JFE Holdings, Inc. (JA)                                                  425,320
       80,000   Nippon Steel Corporation (JA)                                            195,960
                                                                               -----------------
                                                                                         621,280
                                                                               -----------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------
TIRES & RUBBER--1.4%
        8,400   Continental AG (GE)                                            $         533,777
                                                                               -----------------
TRADING COMPANIES & DISTRIBUTORS--1.6%
       48,000   Mitsubishi Corporation (JA)                                              620,201
                                                                               -----------------
WIRELESS TELECOMMUNICATION SERVICES--5.7%
       10,000   Bouygues SA (FR)                                                         462,145
       59,400   China Mobile (Hong Kong) Limited (HK)                                    201,370
      578,175   Vodafone Group PLC (UK)                                                1,567,810
                                                                               -----------------
                                                                                       2,231,325
                                                                               -----------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$30,078,362)                                                                   39,860,285
                                                                               -----------------

PRINCIPAL AMOUNT                                                                  AMORTIZED COST
------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.1%

HOUSEHOLD APPLIANCES--2.1%
$     800,000   Stanley Works, Inc.
                2.20% 1/3/05~                                                  $         799,902
                                                                               -----------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$799,902)                                                               799,902
                                                                               -----------------
TOTAL INVESTMENTS--104.4%
(TOTAL COST--$30,878,264)                                                             40,660,187
                                                                               -----------------

OTHER ASSETS AND LIABILITIES--(4.4%)                                                  (1,700,120)
                                                                               -----------------

NET ASSETS--100.0%                                                             $      38,960,067
                                                                               =================

NOTES TO STATEMENT OF INVESTMENTS

*    NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $799,902, OR 2.1%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investment securities, at cost                                      $   30,878,264
                                                                    --------------
Investment securities, at market                                        40,660,187
Cash                                                                       121,581
Foreign currency (cost $1,880)                                               1,887
Receivables:
  Capital shares sold                                                       35,637
  Dividends and interest                                                    35,034
  From adviser                                                              11,453
Other assets                                                                30,430
                                                                    --------------
Total Assets                                                            40,896,209
                                                                    --------------

LIABILITIES
Payables and other accrued liabilities:
  Capital shares redeemed                                                1,858,407
  Advisory fees                                                             25,359
  Shareholder servicing fees                                                 6,690
  Accounting fees                                                            3,381
  Distribution fees                                                          4,489
  Transfer agency fees                                                      14,409
  Custodian fees                                                             3,512
  Other                                                                     19,895
                                                                    --------------
Total Liabilities                                                        1,936,142
                                                                    --------------
Net Assets                                                          $   38,960,067
                                                                    ==============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                             $   60,399,223
Undistributed net investment income                                          3,289
Accumulated net realized loss from security transactions               (31,229,444)
Net unrealized appreciation on investments
  and foreign currency translation                                       9,786,999
                                                                    --------------
Total                                                               $   38,960,067
                                                                    ==============

     SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                          $   25,075,912
Shares Outstanding                                                       2,106,642
Net Asset Value, Redemption Price Per Share                         $        11.90
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)                                $        12.63

CLASS B
Net Assets                                                          $    2,280,905
Shares Outstanding                                                         196,161
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share             $        11.63

CLASS C
Net Assets                                                          $      476,367
Shares Outstanding                                                          41,032
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share             $        11.61

CLASS F
Net Assets                                                          $   10,885,487
Shares Outstanding                                                         913,037
Net Asset Value, Offering and Redemption Price Per Share            $        11.92

CLASS R
Net Assets                                                          $       66,382
Shares Outstanding                                                           5,525
Net Asset Value, Offering and Redemption Price Per Share            $        12.01

CLASS T
Net Assets                                                          $      175,014
Shares Outstanding                                                          14,777
Net Asset Value, Redemption Price Per Share                         $        11.84
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)                     $        12.40

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME
Dividends                                                           $      917,889
Interest                                                                    21,695
Foreign taxes withheld                                                    (108,429)
                                                                    --------------
Total Investment Income                                                    831,155
                                                                    --------------

EXPENSES
Advisory fees--Note 2                                                      385,226
Shareholder servicing fees--Note 2                                          87,835
Accounting fees--Note 2                                                     38,523
Distribution fees--Note 2                                                   45,440
Transfer agency fees--Note 2                                                84,201
Registration fees                                                           49,287
Postage and mailing expenses                                                 1,911
Custodian fees and expenses--Note 2                                         52,375
Printing expenses                                                           25,760
Legal and audit fees                                                         8,121
Directors' fees and expenses--Note 2                                         6,723
Other expenses                                                              21,343
                                                                    --------------
  Total Expenses                                                           806,745
  Earnings Credits                                                          (1,289)
  Reimbursed/Waived Expenses                                              (248,314)
  Expense Offset to Broker Commissions                                      (3,253)
                                                                    --------------
  Net Expenses                                                             553,889
                                                                    --------------
Net Investment Income                                                      277,266
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
  Security Transactions                                                  8,484,907
  Foreign Currency Transactions                                             (1,523)
                                                                    --------------
Net Realized Gain                                                        8,483,384
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency Translation                         (886,438)
                                                                    --------------
Net Realized and Unrealized Gain                                         7,596,946
                                                                    --------------
Net Increase in Net Assets Resulting from Operations                $    7,874,212
                                                                    ==============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED        YEAR ENDED
                                                                       12/31/04          12/31/03
OPERATIONS
Net Investment Income                                               $      277,266    $      254,642
Net Realized Gain (Loss) on Security and Foreign
  Currency Transactions                                                  8,483,384        (5,296,540)
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency Translation                         (886,438)       16,056,126
                                                                    --------------    --------------
Net Increase in Net Assets Resulting from Operations                     7,874,212        11,014,228
                                                                    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A                                                                 (185,495)         (156,488)
  Class B                                                                        0            (1,759)
  Class F                                                                  (72,290)          (71,823)
  Class R                                                                  (11,405)          (28,532)
  Class T                                                                     (511)             (910)
                                                                    --------------    --------------
Net Decrease from Dividends and Distributions                             (269,701)         (259,512)
                                                                    --------------    --------------

CAPITAL SHARE TRANSACTIONS
Net Decrease--Note 4
  Class A                                                               (2,078,483)       (1,959,586)
  Class B                                                                 (527,506)         (450,587)
  Class C                                                                  (94,599)         (190,274)
  Class F                                                                 (980,705)       (2,350,311)
  Class R                                                               (3,373,718)         (204,031)
  Class T                                                                  (31,098)          (57,906)
                                                                    --------------    --------------
Net Decrease from Capital Share Transactions                            (7,086,109)       (5,212,695)
                                                                    --------------    --------------
Net Increase in Net Assets                                                 518,402         5,542,021
                                                                    --------------    --------------

NET ASSETS
Beginning of year                                                   $   38,441,665    $   32,899,644
                                                                    --------------    --------------
End of year                                                         $   38,960,067    $   38,441,665
                                                                    ==============    ==============

Undistributed (Accumulated) Net
  Investment Income (Loss)                                          $        3,289    $       (2,753)

     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004         2003         2002         2001         2000
                                           --------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.77   $     7.19   $    10.03   $    14.42   $    19.88
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.08         0.06         0.01         0.00~       (0.03)
Net realized and unrealized gains
  (losses) on securities                         2.14         2.59        (2.84)       (4.39)       (3.53)
                                           --------------------------------------------------------------
Total from investment operations                 2.22         2.65        (2.83)       (4.39)       (3.56)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      (0.09)       (0.07)       (0.01)        0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                             (0.09)       (0.07)       (0.01)        0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    11.90   $     9.77   $     7.19   $    10.03   $    14.42
                                           ==============================================================

TOTAL RETURN*                                   22.69%       36.84%      (28.19%)     (30.44%)     (17.60%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $   25,076   $   22,432   $   18,217   $   29,151   $    4,434
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         1.42%        1.41%        1.40%        1.46%        1.82%
Expenses with reimbursements,
  earnings credits and brokerage offsets         1.40%        1.40%        1.40%        1.44%        1.77%
Net investment income (loss)                     0.74%        0.80%        0.13%       (0.74%)      (0.36%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~ NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.05% (2004), 2.48% (2003), 2.18% (2002), 1.78%
     (2001), AND 1.82% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004          2003        2002         2001         2000
                                           --------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.55    $    7.03   $     9.87   $    14.29   $    19.88
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.00~,+     (0.08)       (0.11)       (0.12)       (0.09)
Net realized and unrealized gains
  (losses) on securities                         2.08         2.61        (2.73)       (4.30)       (3.60)
                                           --------------------------------------------------------------
Total from investment operations                 2.08         2.53        (2.84)       (4.42)       (3.69)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                       0.00        (0.01)        0.00         0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                              0.00        (0.01)        0.00         0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    11.63    $    9.55   $     7.03   $     9.87   $    14.29
                                           ==============================================================

TOTAL RETURN*                                   21.78%       35.95%      (28.77%)     (30.93%)     (18.27%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $    2,281    $   2,372   $    2,201   $    3,786   $    5,129
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         2.16%        2.16%        2.16%        2.28%        2.57%
Expenses with reimbursements,
  earnings credits and brokerage offsets         2.15%        2.15%        2.15%        2.26%        2.52%
Net investment income (loss)                     0.00%        0.07%       (0.61%)      (1.03%)      (1.18%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
+ NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.85% (2004), 3.32% (2003), 2.91% (2002), 2.67%
     (2001) AND 2.57% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004          2003        2002         2001         2000
                                           --------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.53    $    7.02   $     9.86   $    14.27   $    19.88
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.00~,+     (0.26)       (0.29)       (0.16)       (0.07)
Net realized and unrealized gains
  (losses) on securities                         2.08         2.77        (2.55)       (4.25)       (3.64)
                                           --------------------------------------------------------------
Total from investment operations                 2.08         2.51        (2.84)       (4.41)       (3.71)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                       0.00         0.00         0.00         0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                              0.00         0.00         0.00         0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    11.61    $    9.53   $     7.02   $     9.86   $    14.27
                                           ==============================================================

TOTAL RETURN*                                   21.83%       35.76%      (28.80%)     (30.90%)     (18.37%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $      476    $     482   $      532   $    1,429   $    2,635
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         2.16%        2.16%        2.16%        2.29%        2.55%
Expenses with reimbursements,
  earnings credits and brokerage offsets         2.15%        2.15%        2.15%        2.26%        2.50%
Net investment income (loss)                     0.03%        0.08%       (0.63%)      (0.99%)      (1.18%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
+ NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.87% (2004), 3.25% (2003), 3.11% (2002), 2.85%
     (2001), AND 2.55% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004         2003         2002         2001         2000
                                           --------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.78   $     7.18   $    10.03   $    14.40   $    19.87
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.08~       (0.01)       (0.05)       (0.07)       (0.08)
Net realized and unrealized gains
  (losses) on securities                         2.14         2.68        (2.79)       (4.30)       (3.49)
                                           --------------------------------------------------------------
Total from investment operations                 2.22         2.67        (2.84)       (4.37)       (3.57)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      (0.08)       (0.07)       (0.01)        0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                             (0.08)       (0.07)       (0.01)        0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    11.92   $     9.78   $     7.18   $    10.03   $    14.40
                                           ==============================================================

TOTAL RETURN                                    22.70%       37.17%      (28.30%)     (30.35%)     (17.65%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $   10,885   $    9,837   $    9,321   $   16,640   $   30,040
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         1.41%        1.40%        1.40%        1.55%        1.84%
Expenses with reimbursements,
  earnings credits and brokerage offsets         1.40%        1.40%        1.40%        1.52%        1.80%
Net investment income (loss)                     0.76%        0.80%        0.12%       (0.26%)      (0.55%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.10% (2004), 2.52% (2003), 2.13% (2002), 1.99%
     (2001) AND 1.95% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004         2003         2002         2001         2000
                                           --------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.82   $     7.22   $    10.08   $    14.45   $    19.88
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.13~        0.09         0.02         0.00+       (0.01)
Net realized and unrealized gains
  (losses) on securities                         2.17         2.60        (2.85)       (4.37)       (3.52)
                                           --------------------------------------------------------------
Total from investment operations                 2.30         2.69        (2.83)       (4.37)       (3.53)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      (0.11)       (0.09)       (0.03)        0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                             (0.11)       (0.09)       (0.03)        0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    12.01   $     9.82   $     7.22   $    10.08   $    14.45
                                           ==============================================================

TOTAL RETURN                                    23.45%       37.27%      (28.10%)     (30.24%)     (17.45%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $       66   $    3,146   $    2,470   $    6,102   $    2,716
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         1.15%        1.15%        1.16%        1.28%        1.63%
Expenses with reimbursements,
  earnings credits and brokerage offsets         1.15%        1.15%        1.15%        1.26%        1.53%
Net investment income (loss)                     1.21%        1.03%        0.27%       (0.04%)      (0.40%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
+ NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.65% (2004), 1.95% (2003), 1.71% (2002), 1.57%
     (2001), AND 1.63% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004         2003         2002         2001         2000
                                           --------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.70   $     7.14   $     9.97   $    14.37   $    19.88
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.06~        0.00+       (0.10)       (0.09)       (0.06)
Net realized and unrealized gains
  (losses) on securities                         2.11         2.61        (2.73)       (4.31)       (3.55)
                                           --------------------------------------------------------------
Total from investment operations                 2.17         2.61        (2.83)       (4.40)       (3.61)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      (0.03)       (0.05)        0.00         0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                             (0.03)       (0.05)        0.00         0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    11.84   $     9.70   $     7.14   $     9.97   $    14.37
                                           ==============================================================

TOTAL RETURN*                                   22.42%       36.58%      (28.39%)     (30.62%)     (17.85%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $      175   $      172   $      158   $      343   $      654
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         1.66%        1.65%        1.65%        1.80%        2.03%
Expenses with reimbursements,
  earnings credits and brokerage offsets         1.65%        1.65%        1.65%        1.77%        1.98%
Net investment income (loss)                     0.57%        0.67%       (0.12%)      (0.53%)      (0.70%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
+ NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.44% (2004), 2.88% (2003), 4.00% (2002), 2.86%
     (2001), AND 2.03% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2004 for settling foreign trades is listed on the Statement of Assets and Liabilities.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method. The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

Founders has agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and Class C shares, 1.15% for Class R shares and 1.65% for Class T shares. These reductions are made pursuant to a permanent contractual commitment. For the year ended December 31, 2004, $232,778 was reimbursed to the Fund by Founders pursuant to this provision.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $22,397 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $8,045 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                                     TRANSFER
                                                                    AGENCY FEES
    ---------------------------------------------------------------------------
    Class A                                                           $ 58,085
    Class B                                                           $  6,772
    Class C                                                           $  1,499
    Class R                                                           $  2,710
    Class T                                                           $    711

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $6,379 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2004, the Fund was charged $3,374 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $24,844 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                             DISTRIBUTION       SHAREHOLDER
                                                 FEES          SERVICING FEES
     ------------------------------------------------------------------------
     Class A                                        N/A           $ 58,276
     Class B                                   $ 16,658           $  5,553
     Class C                                   $  3,493           $  1,164
     Class T                                   $    445           $    445

During the year ended December 31, 2004, DSC retained $440 and $72 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $11,655 of contingent deferred sales charges relating to redemptions of Class B.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                     AMOUNT OF WAIVER
     ---------------------------------------------------
     9/1/03 to 8/31/04                      $ 150,000
     9/1/04 to 8/31/05                      $ 200,000
     9/1/05 to 8/31/06                      $ 200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $15,536, which reduced the amount paid to Mellon Bank to $36,839.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

OTHER--An affiliate of Founders reimbursed the Fund $4,811 shortly after the fiscal year end for a trading error. This amount is not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET             UNDISTRIBUTED NET           PAID-IN
     INVESTMENT INCOME         REALIZED GAINS AND LOSSES       CAPITAL
     -----------------------------------------------------------------
         $ (1,523)                      $ 1,526                 $ (3)

The tax character of distributions paid during 2004 and 2003 was as follows:

                                                  2004         2003
     DISTRIBUTIONS PAID FROM:
       Ordinary Income                         $ 269,701     $ 259,512
       Long-term capital gain                  $       0     $       0
                                               -----------------------
                                               $ 269,701     $ 259,512
                                               =======================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $8,440,768. Accumulated capital losses as of December 31, 2004 are:

     EXPIRATION                                              AMOUNT
     -----------------------------------------------------------------
     2008                                                 $  5,074,404
     2009                                                 $ 12,777,527
     2010                                                 $  5,986,171
     2011                                                 $  7,339,094
                                                          ------------
                                                          $ 31,177,196
                                                          ============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. Unrealized appreciation/depreciation in the table below includes appreciation/depreciation on foreign currency translation. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Undistributed Ordinary Income                        $      9,042
     Federal Tax Cost                                     $ 30,930,512
     Gross Tax Appreciation of Investments                $  9,786,985
     Gross Tax Depreciation of Investments                $    (57,310)
     Net Tax Appreciation                                 $  9,729,675

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                     YEAR ENDED                           YEAR ENDED
                                                      12/31/04                             12/31/03
                                               SHARES           AMOUNT              SHARES          AMOUNT
CLASS A
Sold                                             111,208    $    1,148,486           724,401    $    5,318,119
Dividends or Distributions Reinvested             14,688    $      174,191            15,239    $      147,964
Redeemed                                        (315,412)   $   (3,401,160)         (978,731)   $   (7,425,669)
                                          --------------------------------------------------------------------
Net Decrease                                    (189,516)   $   (2,078,483)         (239,091)   $   (1,959,586)
                                          ====================================================================

CLASS B
Sold                                              11,870    $      124,485            72,988    $      520,427
Dividends or Distributions Reinvested                  0    $            0               146    $        1,391
Redeemed                                         (64,211)   $     (651,991)         (137,735)   $     (972,405)
                                          --------------------------------------------------------------------
Net Decrease                                     (52,341)   $     (527,506)          (64,601)   $     (450,587)
                                          ====================================================================

CLASS C
Sold                                               6,433    $       64,792           165,203    $    1,132,327
Redeemed                                         (15,944)   $     (159,391)         (190,526)   $   (1,322,601)
                                          --------------------------------------------------------------------
Net Decrease                                      (9,511)   $      (94,599)          (25,323)   $     (190,274)
                                          ====================================================================

CLASS F
Sold                                             470,504    $    4,815,790         1,515,865    $   11,180,704
Dividends or Distributions Reinvested              5,843    $       69,420             6,797    $       66,066
Redeemed                                        (569,384)   $   (5,865,915)       (1,814,806)   $  (13,597,081)
                                          --------------------------------------------------------------------
Net Decrease                                     (93,037)   $     (980,705)         (292,144)   $   (2,350,311)
                                          ====================================================================

CLASS R
Sold                                              40,338    $      419,337           146,346    $    1,105,834
Dividends or Distributions Reinvested                957    $       11,405             2,764    $       26,981
Redeemed                                        (355,989)   $   (3,804,460)         (170,854)   $   (1,336,846)
                                          --------------------------------------------------------------------
Net Decrease                                    (314,694)   $   (3,373,718)          (21,744)   $     (204,031)
                                          ====================================================================

CLASS T
Sold                                               1,431    $       14,400            97,501    $      651,910
Dividends or Distributions Reinvested                 42    $          492                91    $          882
Redeemed                                          (4,460)   $      (45,990)         (101,973)   $     (710,698)
                                          --------------------------------------------------------------------
Net Decrease                                      (2,987)   $      (31,098)           (4,381)   $      (57,906)
                                          ====================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $32,138,435 and $37,956,406, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2004, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2004, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and

Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice PresidentAdministration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer (OAMLCOO) for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr.Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
P.O. Box 55360
Boston, MA 02205-8252
1-800-525-2440
www.founders.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30, 2004, is available through the Fund's website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C) 2005 Founders Asset Management LLC. 2/05

                                                                    A-646-INE-04

ANNUAL REPORT

[GRAPHIC]

DREYFUS FOUNDERS
MID-CAP GROWTH FUND

INVESTMENT UPDATE
DECEMBER 31, 2004

[(R)DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                           3

Fund Expenses                                                                12

Statement of Investments                                                     14

Statement of Assets and Liabilities                                          18

Statement of Operations                                                      20

Statements of Changes in Net Assets                                          21

Financial Highlights                                                         22

Notes to Financial Statements                                                28

Report of Independent Registered Public Accounting Firm                      37

Your Board Representatives                                                   38

[GRAPHIC]

PAPERLESS DELIVERY OF THIS REPORT
Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                             DISTRIBUTOR
Founders Asset Management LLC                  Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                 200 Park Avenue
210 University Boulevard, Suite 800            New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-10 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]
[PHOTO OF DANIEL E. CROWE]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS JOHN B. JARES, CFA, LEFT, AND DANIEL E. CROWE, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK
FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?
For the 12-month period ended December 31, 2004, the Dreyfus Founders Mid-Cap Growth Fund outperformed(1) its benchmark, the Russell MidCap Growth Index, which returned 15.48% for the period.

TO WHAT DO YOU ATTRIBUTE THE MARKET'S OVERALL PERFORMANCE DURING THE PERIOD?
The market's performance during the 12-month period can be demarcated into three distinct periods. The start of 2004 continued to exhibit the strength associated with the beginning of the economic recovery that was realized in 2003. However, from March through August, the improving economy was overshadowed by concerns over the Federal Reserve raising interest rates, increased oil prices, the lack of clarity regarding an outcome in Iraq, and uncertainty surrounding the outcome to the U.S. Presidential election. These concerns led to declines in most major equity indexes into August. Finally, the last four months of the year saw strong market advances as merger and acquisition activity picked up, the Presidential election passed with the incumbent retaining office, and corporate earnings growth remained strong.

[SIDENOTE]

"OUR BOTTOM-UP INVESTMENT PROCESS LED US TO SELL POSITIONS THAT HAD APPRECIATED TO LEVELS SUCH THAT THE RISK VERSUS REWARD PROPOSITION WAS NO LONGER FAVORABLE."

(1) Excluding sales charges, which result in lower returns for certain share classes. Please see page 7 for average annual total returns for all share classes, including and excluding sales charges.

MR. JARES, WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO
AFTER ASSUMING MANAGEMENT RESPONSIBILITIES IN MARCH?
The bottom-up investment process we utilize to identify the most attractive mix of potential reward and limited risk has not changed. However, since March, the portfolio's concentration increased as the average number of holdings declined. The portfolio consisted of 60 stocks at the end of the year, down from more than 100 stocks at the beginning of the year. This change positively impacted performance as these larger holdings significantly contributed to the Fund's overall performance.

     Our diligent research process to identify new investment opportunities also benefited the Fund as seven of the top ten positive contributors to Fund performance for the year were added to the Fund after I assumed management responsibilities in March.

DID YOUR BOTTOM-UP INVESTMENT APPROACH LEAD TO ANY
CHANGES IN PORTFOLIO COMPOSITION DURING THE REPORTING PERIOD?
Our bottom-up investment process led us to sell positions that had appreciated to levels such that the risk versus reward proposition was no longer favorable. Large stock price declines during the third quarter created new investment

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

    - The last four months of the year saw strong market advances as merger and acquisition activity picked up, the Presidential election passed with the incumbent retaining office, and corporate earnings growth remained strong.

    - The Fund's relative performance was positively impacted by strong stock selection within specific areas of the information technology sector such as software and hardware.

    - Relative overweight positions in the consumer discretionary and industrials sectors aided Fund performance. The largest boon to performance in these sectors came from strong stock selection.

    - Although an underweight position in the financials sector weighed on relative Fund performance, it was weak stock selection in this sector that created the largest offset to overall positive performance.

    - An underweight position coupled with poor stock selection in the healthcare sector also proved detrimental to relative Fund performance.

opportunities. TIBCO SOFTWARE, INC. and GTECH HOLDINGS CORPORATION both became large positions in the Fund. TIBCO has since seen increased demand for its business integration software and improved sales force productivity. GTECH, an operator of online lottery transaction processing systems, appreciated after concerns regarding the company's legal matters in Brazil decreased.

WHAT FACTORS POSITIVELY CONTRIBUTED TO THE FUND'S
RELATIVE PERFORMANCE DURING THE 12-MONTH PERIOD?
The Fund's relative performance was positively impacted by strong stock selection within specific areas of the information technology sector such as software and hardware. Previously mentioned TIBCO Software, Inc., APPLE COMPUTER, INC., Autodesk, Inc., VERITAS SOFTWARE CORPORATION and NAVTEQ were among the Fund's top performers in this sector for the period. Software companies benefited as corporate spending picked up and signs of further industry consolidation began to emerge. Apple appreciated over the period due in part from the continuing popularity of its iPod products as well as the introduction of a new Mac computer. Autodesk, Inc., a design software and digital content company, continued to benefit from increased penetration of its three-dimensional (3D) products. Digital map data provider NAVTEQ saw strong demand for its geographic mapping products.

LARGEST EQUITY HOLDINGS (ticker symbol)

     1. Henry Schein, Inc. (HSIC)                              3.31%
     2. VERITAS Software Corporation (VRTS)                    3.15%
     3. Lafarge North America, Inc. (LAF)                      3.04%
     4. W.W. Grainger, Inc. (GWW)                              3.03%
     5. GTECH Holdings Corporation (GTK)                       2.72%
     6. The PMI Group, Inc. (PMI)                              2.70%
     7. Blackboard, Inc. (BBBB)                                2.61%
     8. Bed Bath and Beyond, Inc. (BBBY)                       2.36%
     9. Zebra Technologies Corporation (ZBRA)                  2.29%
    10. TIBCO Software, Inc. (TIBX)                            2.22%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

                           Russell
                           Mid-cap
               Class F     Growth
               Shares      Index
-----------------------------------
12/31/1994     $10,000     $10,000
12/31/1995     $12,569     $13,398
12/31/1996     $14,497     $15,739
12/31/1997     $16,878     $19,287
12/31/1998     $16,586     $22,733
12/31/1999     $23,598     $34,393
12/29/2000     $18,008     $30,352
12/31/2001     $14,332     $24,236
12/31/2002     $10,821     $17,594
12/31/2003     $14,787     $25,109
12/31/2004     $17,513     $28,995

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/94 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                             1           5           10          SINCE
   CLASS (INCEPTION DATE)                   YEAR       YEARS       YEARS       INCEPTION
   -------------------------------------------------------------------------------------
   CLASS A SHARES (12/31/99)
    With sales charge (5.75%)              11.26%      (7.31%)        --           (7.31%)
    Without sales charge                   17.90%      (6.21%)        --           (6.21%)

   CLASS B SHARES (12/31/99)
    With redemption*                       12.91%      (7.02%)        --           (7.02%)
    Without redemption                     16.91%      (6.78%)        --           (6.78%)

   CLASS C SHARES (12/31/99)
    With redemption**                      16.16%      (7.01%)        --           (7.01%)
    Without redemption                     17.16%      (7.01%)        --           (7.01%)

   CLASS F SHARES (9/8/61)                 18.44%      (5.79%)      5.76%            N/A

   CLASS R SHARES (12/31/99)               17.70%      (6.04%)        --           (6.04%)

   CLASS T SHARES (12/31/99)
    With sales charge (4.50%)              11.83%      (7.86%)        --           (7.86%)
    Without sales charge                   17.11%      (7.01%)        --           (7.01%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing, such as limited product lines, less liquidity, and small market share.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Gains in VERITAS provide a good example of how the risk versus reward framework benefited the Fund during the year. The company lost more than a third of its market capitalization after a disappointing second quarter earnings report. This created an opportunity for the Fund to build a position in the leading provider of storage software at a reasonable valuation. VERITAS experienced an appreciation in its share price due to an improvement in its fundamentals and, ultimately, an offer from software firm Symantec Corporation to acquire the company.

     Relative overweight positions in the consumer discretionary and industrials sectors aided Fund performance. The largest boon to performance in these sectors came from strong stock selection. ROYAL CARIBBEAN CRUISES LIMITED and GETTY IMAGES, INC. delivered strong performance within the consumer discretionary sector. Royal Caribbean experienced strong recovery in demand for leisure cruising, while stock photography provider Getty Images continued to leverage the electronic distribution of digital images, which helped drive higher profits. Within the industrials sector, W.W. GRAINGER, INC., a leading

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

     Consumer Discretionary         23.59%
     Information Technology         23.51%
     Healthcare                     17.43%
     Industrials                    10.91%
     Financials                     10.80%
     Materials                       3.04%
     Energy                          2.42%
     Telecommunications Services     1.87%
     Other                           1.94%
     Cash & Equivalents              4.49%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

provider of facilities maintenance products, delivered strong branch sales in part due to the success of its market expansion. Transportation company J.B. HUNT TRANSPORT SERVICES, INC. was also a notable positive contributor to Fund performance for the period.

CONVERSELY, WHAT FACTORS NEGATIVELY CONTRIBUTED TO THE
FUND'S RELATIVE PERFORMANCE DURING THE 12-MONTH PERIOD?
Although an underweight position in the financials sector weighed on relative Fund performance, it was weak stock selection in this sector that created the largest offset to overall positive performance. Poor interest rate risk management hurt New York Community Bancorp, Inc. AmeriTrade Holding Corporation was negatively impacted as trading volumes fell, earnings were revised down, and the industry continued to struggle with aggressive pricing.
     An underweight position coupled with poor stock selection in the healthcare sector also proved detrimental to relative Fund performance. Among the worst performers in this sector were long-term acute care hospital services provider Select Medical Corporation and generic pharmaceutical company Andrx Corporation.
     The telecommunications sector also had a negative impact on performance, due mainly to the Fund's underweight position relative to its benchmark.
     Although the information technology sector provided the largest buoy for relative Fund performance, names within the semiconductor industry weighed on the sector's positive contribution. NVIDIA Corporation, QLogic Corporation and Fairchild Semiconductor International, Inc. all had a large negative impact on Fund performance. NVIDIA reported poor second quarter results due to aggressive competitor pricing and weak demand for low-end processors. QLogic Corporation underperformed as it pre-announced lower-than-expected first quarter earnings due to weaker demand for its storage-related products. Fairchild Semiconductor declined due to weaker end-market demand.

     Other holdings that negatively impacted relative Fund performance during the period included BLACKBOARD, INC. and Corinthian Colleges, Inc. Blackboard, a provider of educational software products, declined due to weak third quarter bookings. Corinthian Colleges suffered from numerous factors including overly optimistic expectations and concerns over the closing of existing facilities. In addition, industry concerns also surfaced based on issues at other for-profit educational services companies.

At year's end, corporate activity began to pick up as executives began making strategic decisions regarding investing in businesses and acquisitions. Consumer spending was reasonable, oil prices appeared to have moderated and employment was once again stable to improving. Additionally, inflation remained benign, long-term interest rates remained very low, and credit spreads were tight. While our outlook was generally positive at year-end, a number of issues such as a weakening of the U.S. dollar, increased inflation and consumer credit quality kept us cautiously optimistic. We will continue to focus on our bottom-up investment process and will work diligently to seek the most attractive mix of potential reward and limited risk.


/s/ John B. Jares                            /s/ Daniel E. Crowe

John B. Jares, CFA                           Daniel E. Crowe, CFA
Co-Portfolio Manager                         Co-Portfolio Manager

                       This page intentionally left blank.

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 - 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                          BEGINNING            ENDING          EXPENSES PAID
                                        ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                           (7/1/04)          (12/31/04)      (7/1/04-12/31/04)
   -------------------------------------------------------------------------------------------
   CLASS A ACTUAL                       $    1,000.00      $    1,104.16             $    8.44
   CLASS A HYPOTHETICAL                      1,000.00           1,016.91                  8.09

   CLASS B ACTUAL                            1,000.00           1,094.59                 13.14
   CLASS B HYPOTHETICAL                      1,000.00           1,012.38                 12.62

   CLASS C ACTUAL                            1,000.00           1,099.67                 12.69
   CLASS C HYPOTHETICAL                      1,000.00           1,012.83                 12.17

   CLASS F ACTUAL                            1,000.00           1,108.72                  7.07
   CLASS F HYPOTHETICAL                      1,000.00           1,018.23                  6.77

   CLASS R ACTUAL                            1,000.00           1,101.33                 10.08
   CLASS R HYPOTHETICAL                      1,000.00           1,015.33                  9.67

   CLASS T ACTUAL                            1,000.00           1,096.16                 12.78
   CLASS T HYPOTHETICAL                      1,000.00           1,012.73                 12.27

   *Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS
These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

                                            EXPENSE RATIO
   ------------------------------------------------------
   CLASS A                                      1.59%
   CLASS B                                      2.48%
   CLASS C                                      2.39%
   CLASS F                                      1.33%
   CLASS R                                      1.90%
   CLASS T                                      2.41%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                                                          MARKET VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--93.3%
AIRLINES--1.2%
        61,750   AMR Corporation*                                                         $          676,156
        37,500   JetBlue Airways Corporation*                                                        870,750
                                                                                          ------------------
                                                                                                   1,546,906
                                                                                          ------------------
APPLICATION SOFTWARE--3.8%
       217,009   Blackboard, Inc.*                                                                 3,213,903
        30,875   NAVTEQ*                                                                           1,431,365
                                                                                          ------------------
                                                                                                   4,645,268
                                                                                          ------------------
ASSET MANAGEMENT & CUSTODY BANKS--3.3%
        50,667   Calamos Asset Management, Inc.*                                                   1,368,009
        55,325   Northern Trust Corporation                                                        2,687,689
                                                                                          ------------------
                                                                                                   4,055,698
                                                                                          ------------------
AUTO PARTS & EQUIPMENT--1.8%
        45,025   Autoliv, Inc.                                                                     2,174,708
                                                                                          ------------------
BIOTECHNOLOGY--4.0%
        30,600   Genzyme Corporation*                                                              1,776,942
        37,175   Gilead Sciences, Inc.*                                                            1,300,753
        24,375   OSI Pharmaceuticals, Inc.*                                                        1,824,469
                                                                                          ------------------
                                                                                                   4,902,164
                                                                                          ------------------
CASINOS & GAMING--5.3%
       129,200   GTECH Holdings Corporation                                                        3,352,740
        21,975   Station Casinos, Inc.                                                             1,201,593
        29,400   Wynn Resorts, Limited*                                                            1,967,448
                                                                                          ------------------
                                                                                                   6,521,781
                                                                                          ------------------
COMMUNICATIONS EQUIPMENT--1.6%
        58,600   Scientific-Atlanta, Inc.                                                          1,934,386
                                                                                          ------------------
COMPUTER HARDWARE--1.7%
        31,825   Apple Computer, Inc.*                                                             2,049,530
                                                                                          ------------------
COMPUTER STORAGE & PERIPHERALS--0.5%
         6,975   Lexmark International, Inc.*                                                        592,875
                                                                                          ------------------
CONSTRUCTION MATERIALS--3.0%
        72,875   Lafarge North America, Inc.                                                       3,739,945
                                                                                          ------------------
DEPARTMENT STORES--2.1%
        51,500   Kohl's Corporation*                                                               2,532,255
                                                                                          ------------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.8%
        60,675   Symbol Technologies, Inc.                                                         1,049,678
                                                                                          ------------------
EMPLOYMENT SERVICES--1.3%
        32,350   Manpower, Inc.                                                                    1,562,505
                                                                                          ------------------
ENVIRONMENTAL SERVICES--1.8%
        49,700   Stericycle, Inc.*                                                                 2,283,715
                                                                                          ------------------

SHARES                                                                                          MARKET VALUE
------------------------------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS--1.9%
        71,800   Semiconductor HLDRs Trust                                                $        2,395,248
                                                                                          ------------------
HEALTHCARE DISTRIBUTORS--3.3%
        58,525   Henry Schein, Inc.*                                                               4,075,681
                                                                                          ------------------
HEALTHCARE EQUIPMENT--1.8%
        50,225   Biomet, Inc.                                                                      2,179,263
                                                                                          ------------------
HEALTHCARE SERVICES--1.5%
        19,550   Quest Diagnostics, Inc.                                                           1,868,003
                                                                                          ------------------
HOME FURNISHINGS--3.0%
        40,075   Leggett & Platt, Inc.                                                             1,139,332
        27,800   Mohawk Industries, Inc.*                                                          2,536,750
                                                                                          ------------------
                                                                                                   3,676,082
                                                                                          ------------------
HOMEBUILDING--1.7%
        10,000   KB Home                                                                           1,044,000
        16,050   Toll Brothers, Inc.*                                                              1,101,191
                                                                                          ------------------
                                                                                                   2,145,191
                                                                                          ------------------
LEISURE FACILITIES--1.6%
        35,875   Royal Caribbean Cruises Limited                                                   1,953,035
                                                                                          ------------------
LIFE & HEALTH INSURANCE--0.6%
        39,500   UnumProvident Corporation                                                           708,630
                                                                                          ------------------
OFFICE ELECTRONICS--2.3%
        50,075   Zebra Technologies Corporation*                                                   2,818,221
                                                                                          ------------------
OIL & GAS EXPLORATION & PRODUCTION--2.4%
        18,225   Bill Barrett Corporation*                                                           583,018
        38,825   Noble Energy, Inc.                                                                2,393,950
                                                                                          ------------------
                                                                                                   2,976,968
                                                                                          ------------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.2%
        32,625   Ambac Financial Group, Inc.                                                       2,679,491
                                                                                          ------------------
PHARMACEUTICALS--6.9%
        59,100   Barr Pharmaceuticals, Inc.*                                                       2,691,414
        74,000   Eon Labs, Inc.*                                                                   1,998,000
        55,850   Medicis Pharmaceutical Corporation Class A                                        1,960,894
        64,150   MGI Pharma, Inc.*                                                                 1,796,842
                                                                                          ------------------
                                                                                                   8,447,150
                                                                                          ------------------
PUBLISHING--1.7%
        30,175   Getty Images, Inc.*                                                               2,077,549
                                                                                          ------------------
RAILROADS--0.5%
         9,450   Union Pacific Corporation                                                           635,513
                                                                                          ------------------
REGIONAL BANKS--1.5%
        58,450   South Financial Group, Inc.                                                       1,901,379
                                                                                          ------------------

SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                          MARKET VALUE
------------------------------------------------------------------------------------------------------------
RESTAURANTS--3.3%
        91,700   Applebee's International, Inc.                                           $        2,425,465
        35,825   Yum! Brands, Inc.                                                                 1,690,224
                                                                                          ------------------
                                                                                                   4,115,689
                                                                                          ------------------
SEMICONDUCTOR EQUIPMENT--1.4%
        63,000   Novellus Systems, Inc.*                                                           1,757,070
                                                                                          ------------------
SEMICONDUCTORS--2.4%
        20,000   Broadcom Corporation*                                                               645,600
        53,325   Maxim Integrated Products, Inc.                                                   2,260,447
                                                                                          ------------------
                                                                                                   2,906,047
                                                                                          ------------------
SPECIALTY STORES--3.1%
        72,925   Bed Bath & Beyond, Inc.*                                                          2,904,603
        18,325   Guitar Center, Inc.*                                                                965,544
                                                                                          ------------------
                                                                                                   3,870,147
                                                                                          ------------------
SYSTEMS SOFTWARE--5.4%
       205,000   TIBCO Software, Inc.*                                                             2,734,700
       135,875   VERITAS Software Corporation*                                                     3,879,231
                                                                                          ------------------
                                                                                                   6,613,931
                                                                                          ------------------
TECHNOLOGY DISTRIBUTORS--2.0%
        38,075   CDW Corporation                                                                   2,526,276
                                                                                          ------------------
THRIFTS & MORTGAGE FINANCE--2.7%
        79,800   The PMI Group, Inc.                                                               3,331,650
                                                                                          ------------------
TRADING COMPANIES & DISTRIBUTORS--4.5%
        98,850   United Rentals, Inc.*                                                             1,868,265
        56,075   W.W. Grainger, Inc.                                                               3,735,717
                                                                                          ------------------
                                                                                                   5,603,982
                                                                                          ------------------
TRUCKING--1.5%
        40,150   J.B. Hunt Transport Services, Inc.                                                1,800,728
                                                                                          ------------------
WIRELESS TELECOMMUNICATION SERVICES--1.9%
       125,000   American Tower Corporation*                                                       2,300,000
                                                                                          ------------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$98,443,617)                                                                              114,954,338
                                                                                          ------------------

COMMON STOCKS (FOREIGN)--2.2%
APPLICATION SOFTWARE--1.7%
        78,800   Amdocs Limited (CI)*                                                              2,068,500
                                                                                          ------------------
INVESTMENT BANKING & BROKERAGE--0.5%
       120,000   ICAP PLC (UK)                                                                       626,033
                                                                                          ------------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$2,548,629)                                                                                 2,694,533
                                                                                          ------------------

PRINCIPAL AMOUNT                                                                              AMORTIZED COST
------------------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--4.3%
SPECIAL PURPOSE ENTITY--4.3%
$    5,300,000   Nestle Capital Corporation
                 2.14% 1/3/05~                                                            $        5,299,370
                                                                                          ------------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$5,299,370)                                                                       5,299,370
                                                                                          ------------------
TOTAL INVESTMENTS--99.8%
(TOTAL COST--$106,291,616)                                                                       122,948,241
                                                                                          ------------------
OTHER ASSETS AND LIABILITIES--0.2%                                                                   232,979
                                                                                          ------------------
NET ASSETS--100.0%                                                                        $      123,181,220
                                                                                          ==================

NOTES TO STATEMENT OF INVESTMENTS
*  NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $5,299,370, OR 4.3%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
   HLDRs - HOLDING COMPANY DEPOSITARY RECEIPTS
   CI - CHANNEL ISLANDS
   UK - UNITED KINGDOM

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investment securities, at cost                                                $      106,291,616
                                                                              ------------------
Investment securities, at market                                                     122,948,241
Cash                                                                                     397,537
Receivables:
   Capital shares sold                                                                    85,826
   Dividends and interest                                                                 35,919
Other assets                                                                              23,925
                                                                              ------------------
Total Assets                                                                         123,491,448
                                                                              ------------------

LIABILITIES
Payables and other accrued liabilities:
   Capital shares redeemed                                                                85,285
   Advisory fees                                                                          83,301
   Shareholder servicing fees                                                             15,543
   Accounting fees                                                                         6,156
   Distribution fees                                                                      22,152
   Transfer agency fees                                                                   11,607
   Custodian fees                                                                          1,579
   Directors Deferred Compensation                                                        23,926
   Other                                                                                  60,679
                                                                              ------------------
Total Liabilities                                                                        310,228
                                                                              ------------------
Net Assets                                                                    $      123,181,220
                                                                              ==================

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                       $      156,625,929
Accumulated net investment loss                                                          (19,633)
Accumulated net realized loss from security transactions                             (50,081,701)
Net unrealized appreciation on investments                                            16,656,625
                                                                              ------------------
Total                                                                         $      123,181,220
                                                                              ==================

CLASS A
Net Assets                                                                    $        1,546,244
Shares Outstanding                                                                       372,304
Net Asset Value, Redemption Price Per Share                                   $             4.15
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                                $             4.40

CLASS B
Net Assets                                                                    $        1,823,393
Shares Outstanding                                                                       454,616
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                       $             4.01

CLASS C
Net Assets                                                                    $          428,131
Shares Outstanding                                                                       108,177
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                       $             3.96

CLASS F
Net Assets                                                                    $      119,272,754
Shares Outstanding                                                                    28,162,302
Net Asset Value, Offering and Redemption Price Per Share                      $             4.24

CLASS R
Net Assets                                                                    $           71,135
Shares Outstanding                                                                        16,961
Net Asset Value, Offering and Redemption Price Per Share                      $             4.19

CLASS T
Net Assets                                                                    $           39,563
Shares Outstanding                                                                         9,966
Net Asset Value, Redemption Price Per Share                                   $             3.97
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                                $             4.16

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year endend December 31, 2004

INVESTMENT INCOME
Dividends                                                                     $          540,165
Interest                                                                                  50,079
Foreign taxes withheld                                                                    (2,043)
                                                                              ------------------
Total Investment Income                                                                  588,201
                                                                              ------------------

EXPENSES
Advisory fees--Note 2                                                                  1,044,064
Shareholder servicing fees--Note 2                                                       170,223
Accounting fees--Note 2                                                                   77,525
Distribution fees--Note 2                                                                185,790
Transfer agency fees--Note 2                                                              83,090
Registration fees                                                                         50,312
Postage and mailing expenses                                                              16,590
Custodian fees and expenses--Note 2                                                        6,708
Printing expenses                                                                         28,333
Legal and audit fees                                                                      28,580
Directors' fees and expenses--Note 2                                                      25,960
Other expenses                                                                            28,661
                                                                              ------------------
   Total Expenses                                                                      1,745,836
   Earnings Credits                                                                       (2,670)
   Reimbursed/Waived Expenses                                                             (1,247)
   Expense Offset to Broker Commissions                                                   (4,589)
                                                                              ------------------
   Net Expenses                                                                        1,737,330
                                                                              ------------------
Net Investment Loss                                                                   (1,149,129)
                                                                              ------------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON SECURITY TRANSACTIONS
Net Realized Gain on Security Transactions                                            32,490,110
Net Change in Unrealized Appreciation/Depreciation of Investments                    (10,271,293)
                                                                              ------------------
Net Realized and Unrealized Gain                                                      22,218,817
                                                                              ------------------
Net Increase in Net Assets Resulting from Operations                          $       21,069,688
                                                                              ==================

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED            YEAR ENDED
                                                                         12/31/04              12/31/03
------------------------------------------------------------------------------------------------------------
OPERATIONS
Net Investment Loss                                                 $       (1,149,129)   $       (1,356,208)
Net Realized Gain on Security Transactions                                  32,490,110            20,810,975
Net Change in Unrealized
 Appreciation/Depreciation of Investments                                  (10,271,293)           25,868,151
                                                                    ------------------    ------------------
Net Increase in Net Assets Resulting from Operations                        21,069,688            45,322,918
                                                                    ------------------    ------------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                     152,338               542,198
   Class B                                                                     (32,488)              264,005
   Class C                                                                      45,566               (52,492)
   Class F                                                                 (60,416,547)           24,535,977
   Class R                                                                     (51,768)                9,780
   Class T                                                                         (76)                5,472
                                                                    ------------------    ------------------
Net Increase (Decrease) from Capital Share
 Transactions                                                              (60,302,975)           25,304,940
                                                                    ------------------    ------------------
Net Increase (Decrease) in Net Assets                                      (39,233,287)           70,627,858
                                                                    ------------------    ------------------

NET ASSETS
Beginning of year                                                   $      162,414,507    $       91,786,649
                                                                    ------------------    ------------------
End of year                                                         $      123,181,220    $      162,414,507
                                                                    ==================    ==================

Accumulated Net Investment Loss                                     $          (19,633)   $          (15,164)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                                       2004        2003       2002        2001        2000
                                                     -------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $   3.52    $   2.58   $   3.44    $   4.38    $   8.68
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            (0.03)       0.03      (0.04)      (0.06)      (0.02)
Net realized and unrealized gains
 (losses) on securities                                  0.66        0.91      (0.82)      (0.88)      (2.05)
                                                     -------------------------------------------------------
Total from investment operations                         0.63        0.94      (0.86)      (0.94)      (2.07)
------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00        0.00       0.00        0.00        0.00
From net realized gains                                  0.00        0.00       0.00        0.00       (2.23)
                                                     -------------------------------------------------------
Total distributions                                      0.00        0.00       0.00        0.00       (2.23)
------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $   4.15    $   3.52   $   2.58    $   3.44    $   4.38
                                                     =======================================================

TOTAL RETURN*                                           17.90%      36.43%    (25.00%)    (21.46%)    (23.40%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $  1,546    $  1,191   $    476    $    538    $    625
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                  1.54%       1.87%      2.15%       2.47%       1.29%
Expenses with reimbursements,
 earnings credits and brokerage offsets                  1.53%       1.86%      2.15%       2.46%       1.25%

Net investment loss                                     (1.07%)     (1.38%)    (1.81%)     (1.93%)     (0.74%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                  147%        160%       216%        214%        226%

*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                                       2004        2003       2002        2001        2000
                                                     -------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $   3.43    $   2.54   $   3.39    $   4.32    $   8.68
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.07)      (0.03)     (0.05)      (0.05)      (0.04)
Net realized and unrealized gains
 (losses) on securities                                  0.65        0.92      (0.80)      (0.88)      (2.09)
                                                     -------------------------------------------------------
Total from investment operations                         0.58        0.89      (0.85)      (0.93)      (2.13)
------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00        0.00       0.00        0.00        0.00
From net realized gains                                  0.00        0.00       0.00        0.00       (2.23)
                                                     -------------------------------------------------------
Total distributions                                      0.00        0.00       0.00        0.00       (2.23)
------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $   4.01    $   3.43   $   2.54    $   3.39    $   4.32
                                                     =======================================================

TOTAL RETURN*                                           16.91%      35.04%    (25.07%)    (21.53%)    (24.14%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $  1,823    $  1,587   $    969    $  1,138    $  1,047
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                  2.37%       2.65%      2.68%       2.59%       2.04%
Expenses with reimbursements,
 earnings credits and brokerage offsets                  2.37%       2.64%      2.67%       2.58%       1.99%
Net investment loss                                     (1.90%)     (2.16%)    (2.33%)     (2.06%)     (1.47%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                  147%        160%       216%        214%        226%

*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                                       2004        2003       2002        2001        2000
                                                     -------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $   3.38    $   2.50   $   3.36    $   4.32    $   8.68
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.06)+     (0.10)     (0.08)      (0.08)      (0.04)
Net realized and unrealized gains
 (losses) on securities                                  0.64        0.98      (0.78)      (0.88)      (2.09)
                                                     -------------------------------------------------------
Total from investment operations                         0.58        0.88      (0.86)      (0.96)      (2.13)
------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00        0.00       0.00        0.00        0.00
From net realized gains                                  0.00        0.00       0.00        0.00       (2.23)
                                                     -------------------------------------------------------
Total distributions                                      0.00        0.00       0.00        0.00       (2.23)
------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $   3.96    $   3.38   $   2.50    $   3.36    $   4.32
                                                     =======================================================

TOTAL RETURN*                                           17.16%      35.20%    (25.60%)    (22.22%)    (24.14%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $    428    $    323   $    274    $    380    $    422
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                  2.32%       2.51%      2.99%       3.94%       2.04%
Expenses with reimbursements,
 earnings credits and brokerage offsets                  2.31%       2.51%      2.98%       3.93%       2.00%
Net investment loss                                     (1.83%)     (2.02%)    (2.65%)     (3.41%)     (1.46%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                  147%        160%       216%        214%        226%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.32% (2004), 2.51% (2003), 3.04% (2002), 4.25% (2001), AND
   2.04% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2004         2003         2002         2001         2000
                                                     --------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     3.58   $     2.62   $     3.47   $     4.36   $     8.68
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              (0.03)+       0.02        (0.04)       (0.05)       (0.03)
Net realized and unrealized gains
 (losses) on securities                                    0.69         0.94        (0.81)       (0.84)       (2.06)
                                                     --------------------------------------------------------------
Total from investment operations                           0.66         0.96        (0.85)       (0.89)       (2.09)
-------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00         0.00         0.00         0.00         0.00
From net realized gains                                    0.00         0.00         0.00         0.00        (2.23)
                                                     --------------------------------------------------------------
Total distributions                                        0.00         0.00         0.00         0.00        (2.23)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     4.24   $     3.58   $     2.62   $     3.47   $     4.36
                                                     ==============================================================

TOTAL RETURN                                              18.44%       36.64%      (24.50%)     (20.41%)     (23.69%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $  119,273   $  159,161   $   89,970   $  119,708   $  166,365
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.33%        1.51%        1.56%        1.39%        1.39%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.33%        1.50%        1.56%        1.37%        1.36%
Net investment loss                                       (0.87%)      (1.01%)      (1.22%)      (0.84%)      (0.92%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    147%         160%         216%         214%         226%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2004         2003         2002         2001         2000
                                                     --------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     3.56   $     2.61   $     3.48   $     4.39   $     8.68
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              (0.04)+      (0.03)       (0.04)        0.01        (0.03)
Net realized and unrealized gains
 (losses) on securities                                    0.67         0.98        (0.83)       (0.92)       (2.03)
                                                     --------------------------------------------------------------
Total from investment operations                           0.63         0.95        (0.87)       (0.91)       (2.06)
-------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00         0.00         0.00         0.00         0.00
From net realized gains                                    0.00         0.00         0.00         0.00        (2.23)
                                                     --------------------------------------------------------------
Total distributions                                        0.00         0.00         0.00         0.00        (2.23)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     4.19   $     3.56   $     2.61   $     3.48   $     4.39
                                                     ==============================================================

TOTAL RETURN                                              17.70%       36.40%      (25.00%)     (20.73%)     (23.28%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $       71   $      119   $       77   $       49   $        7
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.48%        1.64%        1.97%        2.91%        1.03%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.48%        1.64%        1.97%        2.89%        1.00%
Net investment loss                                       (1.03%)      (1.15%)      (1.63%)      (2.40%)      (0.55%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    147%         160%         216%         214%         226%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.48% (2004), 1.64% (2003), 3.49% (2002), 57.54% (2001), AND
   1.03% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2004         2003         2002         2001         2000
                                                     --------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     3.39   $     2.51   $     3.39   $     4.35   $     8.68
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.06)       (0.02)       (0.06)       (0.11)       (0.02)
Net realized and unrealized gains
 (losses) on securities                                    0.64         0.90        (0.82)       (0.85)       (2.08)
                                                     --------------------------------------------------------------
Total from investment operations                           0.58         0.88        (0.88)       (0.96)       (2.10)
-------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00         0.00         0.00         0.00         0.00
From net realized gains                                    0.00         0.00         0.00         0.00        (2.23)
                                                     --------------------------------------------------------------
Total distributions                                        0.00         0.00         0.00         0.00        (2.23)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     3.97   $     3.39   $     2.51   $     3.39   $     4.35
                                                     ==============================================================

TOTAL RETURN*                                             17.11%       35.06%      (25.96%)     (22.07%)     (23.80%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $       40   $       34   $       20   $       20   $       29
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.26%        2.76%        3.64%        3.13%        1.55%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.25%        2.76%        3.63%        3.11%        1.50%
Net investment loss                                       (1.78%)      (2.27%)      (3.29%)      (2.57%)      (0.98%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    147%         160%         216%         214%         226%

*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.26% (2004), 2.76% (2003), 10.30% (2002), 28.91% (2001), AND
   1.55% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (The "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using
New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment, if any, of certain Fund expenses with commissions of Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $162,070 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $43,147 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                 TRANSFER
                                                AGENCY FEES
     ------------------------------------------------------
     Class A                                     $  2,908
     Class B                                     $  5,487
     Class C                                     $  1,079
     Class R                                     $    403
     Class T                                     $    227

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $29,839 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2004, the Fund was charged $1,631 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $170,318 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                         DISTRIBUTION       SHAREHOLDER
                                             FEES          SERVICING FEES
     --------------------------------------------------------------------
     Class A                                     N/A         $   2,942
     Class B                               $  12,420         $   4,140
     Class C                               $   2,972         $     991
     Class T                               $      80         $      80

During the year ended December 31, 2004, DSC retained $6,574 and $12 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $4,076 and $1,034 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                                  AMOUNT OF WAIVER
     ----------------------------------------------------------------
     9/1/03 to 8/31/04                                  $  150,000
     9/1/04 to 8/31/05                                  $  200,000
     9/1/05 to 8/31/06                                  $  200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $1,247, which reduced the amount paid to Mellon Bank to $5,461.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

OTHER--During the year ended December 31, 2004, Founders reimbursed the Fund $320 for a trading error. This amount is not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET          UNDISTRIBUTED NET            PAID-IN
          INVESTMENT INCOME       REALIZED GAINS AND LOSSES       CAPITAL
          ------------------------------------------------------------------
            $  1,144,660                   $  0                $  (1,144,660)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $32,544,804. Accumulated capital losses as of December 31, 2004 were:

          EXPIRATION                                           AMOUNT
          ---------------------------------------------------------------
          2009                                              $  17,754,484
          2010                                              $  31,942,177
                                                            -------------
                                                            $  49,696,661
                                                            =============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

          Federal Tax Cost                                  $ 106,676,656
          Gross Tax Appreciation of Investments             $  17,199,188
          Gross Tax Depreciation of Investments             $    (927,603)
          Net Tax Appreciation                              $  16,271,585

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                  YEAR ENDED                          YEAR ENDED
                                                   12/31/04                            12/31/03
                                           SHARES            AMOUNT            SHARES            AMOUNT
CLASS A

Sold                                          226,896    $      852,592           244,735    $      828,175
Redeemed                                     (193,006)   $     (700,254)          (90,696)   $     (285,977)
                                       --------------------------------------------------------------------
Net Increase                                   33,890    $      152,338           154,039    $      542,198
                                       ====================================================================
CLASS B

Sold                                           89,684    $      322,791           145,154    $      449,120
Redeemed                                      (98,294)   $     (355,279)          (63,928)   $     (185,115)
                                       --------------------------------------------------------------------
Net Increase (Decrease)                        (8,610)   $      (32,488)           81,226    $      264,005
                                       ====================================================================
CLASS C

Sold                                          110,256    $      385,913            56,880    $      169,451
Redeemed                                      (97,748)   $     (340,347)          (70,756)   $     (221,943)
                                       --------------------------------------------------------------------
Net Increase (Decrease)                        12,508    $       45,566           (13,876)   $      (52,492)
                                       ====================================================================
CLASS F

Sold                                        3,973,983    $   14,909,282        19,131,927    $   50,872,801
Redeemed                                  (20,268,328)   $  (75,325,829)       (8,999,875)   $  (26,336,824)
                                       --------------------------------------------------------------------
Net Increase (Decrease)                   (16,294,345)   $  (60,416,547)       10,132,052    $   24,535,977
                                       ====================================================================
CLASS R

Sold                                           23,623    $       90,989            15,172    $       45,615
Redeemed                                      (40,138)   $     (142,757)          (11,397)   $      (35,835)
                                       --------------------------------------------------------------------
Net Increase (Decrease)                       (16,515)   $      (51,768)            3,775    $        9,780
                                       ====================================================================
CLASS T

Sold                                            1,380    $        4,956             2,448    $        6,710
Redeemed                                       (1,452)   $       (5,032)             (403)   $       (1,238)
                                       --------------------------------------------------------------------
Net Increase (Decrease)                           (72)   $          (76)            2,045    $        5,472
                                       ====================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $184,376,340 and $246,823,021, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr. Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS MID-CAP GROWTH FUND
P.O. Box 55360
Boston, MA 02205-8252
1-800-525-2440
www.founders.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30, 2004, is available through the Fund's website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2005 Founders Asset Management LLC. 2/05

A-646-MCAP-04

ANNUAL REPORT

DREYFUS FOUNDERS
PASSPORT FUND

INVESTMENT UPDATE
DECEMBER 31, 2004

[GRAPHIC]

[DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                   3
Fund Expenses                                                        12
Statement of Investments                                             14
Statement of Assets and Liabilities                                  22
Statement of Operations                                              24
Statements of Changes in Net Assets                                  25
Financial Highlights                                                 26
Notes to Financial Statements                                        32
Report of Independent Registered Public Accounting Firm              41
Your Board Representatives                                           42

[GRAPHIC]

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                      DISTRIBUTOR
Founders Asset Management LLC           Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)          200 Park Avenue
210 University Boulevard, Suite 800     New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-10 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)


[PHOTO OF TRACY P. STOUFFER]

A DISCUSSION WITH PORTFOLIO MANAGER TRACY P. STOUFFER, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2004?

Dreyfus Founders Passport Fund underperformed its international small-cap benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index, which returned 29.40% for the period. The Fund also underperformed the large-cap MSCI World ex U.S. Index, which returned 20.38% for the 12-month timeframe.

PLEASE DESCRIBE THE BROAD MARKET ENVIRONMENT IN WHICH THE FUND PERFORMED DURING THE PERIOD.

For much of the year, political uncertainty surrounding numerous elections around the world, combined with rising commodity prices and interest rates, kept many of the markets in a tight trading range. However, during the fourth quarter, a powerful market rally was sparked by falling oil prices, which were down approximately 24% from a historic peak of $55 per barrel earlier in the quarter.

     Numerous politically charged events occurred during the period. Perhaps the second highest-profile political event behind the U.S. Presidential election was the Russian Yukos crisis, which created spikes in the price of oil and a crisis of confidence in the transparency of Russian markets. Another high profile political incident surrounded Ukrainian

The Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index measures global performance of small capitalization securities outside of the United States. Total return figures cited for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

"THE FUND'S INVESTMENTS IN THE BOOMING FORMER PORTUGUESE COLONY OF MACAU WERE SIGNIFICANT CONTRIBUTORS AND HELPED DRIVE FUND PERFORMANCE IN 2004."

presidential candidate Viktor Yushchenko, who was voted into the presidency after the results of a decidedly fraudulent election were thrown out and a second election was held. Additionally, Palestinian leader Yasser Arafat died on November 11, leaving the Palestinian people leaderless. It was decided for the first time in Palestinian history that a free election would be held in early 2005, a development that brought renewed hope for peace in the region.

     On December 26, an enormous earthquake struck off the Indonesian island of Sumatra, launching a deadly tsunami. This natural disaster is sadly one of history's greatest human tragedies; however, the event did not create a large economic toll on the region.

     The Asian emerging market region proved to be a more volatile investing environment this year than in 2003, making returns in this area somewhat more difficult to obtain. For example, investors in Indian companies scrambled to assess the new government's policies; however, soon after the new government took seat, the markets recovered.

     China appeared to have successfully cooled its economy during the period through a set of lending curbs that kept speculation at bay. At the same time, the country continued to boost the economies and currencies of the commodity-exporting countries around the world. While many countries

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- During the fourth quarter, a powerful market rally was sparked by falling oil prices, which were down approximately 24% from a historic peak of $55 per barrel earlier in the quarter.

- The majority of Fund holdings that benefited from Macau's economic boom were based in Hong Kong.

- Financials holdings buoyed Fund performance for the period, due to strong stock selection.

- The Fund's relative return was hindered by disappointing overall underperformance in the United Kingdom.

- Poor stock selection in the consumer discretionary sector was a drag on relative Fund performance during the period.

continued to benefit from China's growth, Chinese companies, as well as Chinese markets, disappointed investors for the year. We believe the correct investment strategy continues to be to invest in what China needs, not what China can produce.

     Iraqi insurgencies intensified throughout the year, weighing heavily on world markets. The dollar declined dramatically in the fourth quarter, as the U.S. budget and current account deficits ballooned and interest rates remained at historically low levels. American investors investing abroad benefited from this trend, providing an additional boost to the returns of dollar-based international funds for the year.

DID YOUR BOTTOM-UP INVESTMENT APPROACH LEAD TO ANY CHANGES IN PORTFOLIO COMPOSITION DURING THE REPORTING PERIOD?

We continued to pare down the Fund's Japanese holdings during the period, which was its largest weighted position in 2003, as opportunities in the region were narrowed due to the country's economic slowdown. By year-end, the Fund's holdings continued to be very domestically oriented and reflected such themes as voice over internet protocol (VOIP), solar power, hybrid cars, micro hard disc drives and liquefied natural gas.

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

 1. Melco International Development Limited (Hong Kong; 200)       1.73%
 2. New Wave Group AB (Sweden; NEWAB)                              1.15%
 3. Saxon Energy Services, Inc. (Canada; SES)                      1.12%
 4. RNB Retail and Brands AB (Sweden; RNBS)                        1.11%
 5. HKR International Limited (Hong Kong; 480)                     1.09%
 6. Tokuyama Corporation (Japan; 4043)                             1.09%
 7. YIT-Yhtyma Oyj (Finland; YTY)                                  1.07%
 8. All America Latina Logistica S.A. (Brazil; ALLL)               1.07%
 9. Aktiv Kapital ASA (Norway; AIK)                                1.03%
10. 123 Multimedia (France; MULTI)                                 1.03%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     MSCI World
               Shares      ex US Index
--------------------------------------
12/31/1994     $10,000     $10,000
12/31/1995     $12,439     $11,141
12/31/1996     $14,932     $11,906
12/31/1997     $15,183     $12,176
12/31/1998     $17,080     $14,461
12/31/1999     $32,014     $18,500
12/29/2000     $22,522     $16,026
12/31/2001     $15,370     $12,597
12/31/2002     $12,922     $10,607
12/31/2003     $22,634     $14,788
12/31/2004     $26,639     $17,802

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 12/31/94 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                     1          5         10           SINCE
CLASS (INCEPTION DATE)              YEAR      YEARS      YEARS       INCEPTION
-------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
 With sales charge(5.75%)           10.92%     (4.75%)       --      (4.75%)
 Without sales charge               17.70%     (3.61%)       --      (3.61%)

CLASS B SHARES (12/31/99)
 With redemption*                   12.68%     (4.72%)       --      (4.72%)
 Without redemption                 16.68%     (4.38%)       --      (4.38%)

CLASS C SHARES (12/31/99)
 With redemption**                  15.79%     (4.40%)       --      (4.40%)
 Without redemption                 16.79%     (4.40%)       --      (4.40%)

CLASS F SHARES (11/16/93)           17.70%     (3.61%)    10.29%      8.64%

CLASS R SHARES (12/31/99)           18.02%     (4.14%)       --      (4.14%)

CLASS T SHARES (12/31/99)
 With sales charge(4.50%)           11.85%     (5.31%)       --      (5.31%)
 Without sales charge               17.15%     (4.44%)       --      (4.44%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investments such as limited product lines, less liquidity, and small market share. Investments in foreign securities entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT FACTORS POSITIVELY CONTRIBUTED TO FUND PERFORMANCE DURING THE PERIOD?

The Fund's investments in the booming former Portuguese colony of Macau were significant contributors and helped drive Fund performance in 2004. Macau's economic boom is largely due to the recently liberalized gaming industry, which has attracted new investments. Currently, Macau mainly draws visitors from Mainland China, since the operation of casinos is prohibited there and Macau is the only authorized and approved gaming location in the world for the Mainland Chinese.

     The performance of the Macau-related stocks is captured in the outperformance of the Hong Kong market, where the companies are domiciled. Real estate and infrastructure development firms, casino and slot machine developers, as well as travel and transportation companies who bring visitors to this economic zone were among the top performers. MELCO INTERNATIONAL DEVELOPMENT LIMITED was one such holding that rose on the back of Macau's exploding gaming market. Melco's primary business is the expansion of a chain of "Mocha Lounges" featuring slot machines, which appeal to the mass-market gambler.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

United Kingdom                            9.88%
Japan                                     8.85%
Hong Kong                                 8.29%
India                                     7.83%
France                                    7.17%
Norway                                    6.07%
Brazil                                    5.60%
Thailand                                  3.61%
Other Countries                          38.12%
Cash & Equivalents                        4.58%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Canada also presented numerous opportunities for the Fund as the country is a large commodities source, particularly of energy and base metals. Brazil was another solid contributor to Fund performance for the period, as the region has become a source of base metals and food commodities for China. Additionally, China has pledged to invest in Brazilian infrastructure development to enable more efficient access to these commodities. The Fund's Brazilian holdings included companies dealing in raw materials and firms that handle the logistics for the transportation of such materials.

     Financials holdings buoyed Fund performance for the period, due to strong stock selection. Japanese real estate securitization firm Secured Capital Japan Company Limited performed well as opportunities for real estate asset management companies improved with rising prices and an increased volume of transactions. Real estate broker Yasuragi Company Limited was also an indirect beneficiary of this trend, benefiting through higher commission income. Another notable performer, Idu Company, which provides an internet-based clearing mechanism for distressed real estate, also rose during the period.

     Numerous opportunities were also found in the metal and mining industries in the materials and industrials sectors, respectively. The outperformance of these sectors can be tied to the worldwide commodities boom and to China's continued growth. Materials holding Fortescue Metals Group Limited, an Australian iron ore exploration company, benefited from China's large appetite for steel production. China has also agreed to finance a large portion of the company's infrastructure development to ensure access to the commodity.

     An additional notable performer during the period included Japanese-based internet company Global Media Online, Inc., which performed well due to strong earnings growth. U.K.-based oil and gas exploration company, Cairn Energy PLC, also outperformed as the company made five major oil discoveries in India in 2004.

WHAT FACTORS NEGATIVELY CONTRIBUTED TO FUND PERFORMANCE DURING THE PERIOD?

The Fund's relative return was hindered by disappointing overall underperformance in the United Kingdom and some of the Fund's investments in India, where an unexpected May election result created a steep decline in the local markets. Internet holding Rediff.com India Limited ADR fell in this May decline.

     A relative overweight position in China proved disappointing to the Fund's return for the period. Thailand and Malaysia were also detrimental to performance.

     Poor stock selection in the consumer discretionary sector was a drag on relative Fund performance during the period. Likewise, weak stock selection and a relative overweight position in the telecommunication services sector negatively impacted performance. The consumer staples sector also suffered due to poor stock selection.

     Although Japan performed well overall during the period, several Japanese holdings hurt relative performance. BB Net Corporation, which provides an internet-based marketplace for purchasing bakery and pastry ingredients and supplies, dropped when market conditions for small-capitalization stocks deteriorated.

     Other underperformers for the period included Bio-Treat Technology Limited, a water purification company that suffered due to poor corporate governance issues; Cytos Biotechnology AG, which experienced downward pressure on its stock price when new shares were issued during the year; Indonesian financial and news information services firm PT Limas Stokhomindo Tbk, which underperformed due to poor market conditions; and telecommunications services company Yangtze Telecom Corporation, which experienced increasing competitive pressures in the Chinese value-added service market.

In a slowing growth environment, we continue to seek investments in niche growth companies with strong management and competitive products or services. At year-end, our research was focused on areas of gaming, energy and energy infrastructure, as well as beneficiaries of rising per capita income.


/s/ Tracy P. Stouffer

Tracy P. Stouffer, CFA
Portfolio Manager

                       This page intentionally left blank.

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                             BEGINNING         ENDING       EXPENSES PAID
                                           ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                             (7/1/04)       (12/31/04)     (7/1/04-12/31/04)
----------------------------------------------------------------------------------------------
CLASS A ACTUAL                             $    1,000.00   $    1,136.07   $          10.30
CLASS A HYPOTHETICAL                            1,000.00        1,015.28               9.72

CLASS B ACTUAL                                  1,000.00        1,126.01              15.12
CLASS B HYPOTHETICAL                            1,000.00        1,010.70              14.30

CLASS C ACTUAL                                  1,000.00        1,126.81              14.53
CLASS C HYPOTHETICAL                            1,000.00        1,011.26              13.74

CLASS F ACTUAL                                  1,000.00        1,136.39               9.98
CLASS F HYPOTHETICAL                            1,000.00        1,015.58               9.42

CLASS R ACTUAL                                  1,000.00        1,137.48               9.50
CLASS R HYPOTHETICAL                            1,000.00        1,016.04               8.96

CLASS T ACTUAL                                  1,000.00        1,130.23              12.93
CLASS T HYPOTHETICAL                            1,000.00        1,012.78              12.22

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

                                       EXPENSE RATIO
----------------------------------------------------
CLASS A                                   1.91%
CLASS B                                   2.81%
CLASS C                                   2.70%
CLASS F                                   1.85%
CLASS R                                   1.76%
CLASS T                                   2.40%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)--91.6%

ADVERTISING--0.5%
      6,075    Ipsos (FR)                                           $       635,821
                                                                    ---------------
AEROSPACE & DEFENSE--0.5%
     44,100    ECA (FR)*                                                    659,372
                                                                    ---------------
AGRICULTURAL PRODUCTS--0.9%
     78,000    Cresud SACIFyA Sponsored ADR (AR)*                         1,162,200
                                                                    ---------------
AIR FREIGHT & LOGISTICS--0.9%
     93,600    Dart Group PLC (UK)                                          720,337
     48,675    DX Services PLC (UK)*                                        342,005
                                                                    ---------------
                                                                          1,062,342
                                                                    ---------------
AIRLINES--2.4%
  2,801,100    Airasia Berhad (MA)*                                       1,223,638
    876,000    Cintra SA de CV (MX)*                                        601,970
     22,200    Lan Airlines SA Sponsored ADR (CH)                           714,840
    300,000    Virgin Blue Holdings Limited (AU)*                           437,407
                                                                    ---------------
                                                                          2,977,855
                                                                    ---------------
APPAREL RETAIL--1.1%
    114,500    RNB Retail and Brands AB (SW)*                             1,378,397
                                                                    ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--2.4%
     68,425    Billabong International Limited (AU)                         614,146
     50,600    IC Companys AS (DE)*                                         970,837
     74,600    New Wave Group AB Class B (SW)                             1,431,291
                                                                    ---------------
                                                                          3,016,274
                                                                    ---------------
APPLICATION SOFTWARE--0.8%
        316    Simplex Technology, Inc. (JA)*                               595,179
     46,925    Zi Corporation (CA)*                                         340,206
                                                                    ---------------
                                                                            935,385
                                                                    ---------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin on non-U.S. holdings.

AR         Argentina
AT         Austria
AU         Australia
BD         Bermuda
BE         Belgium
BR         Brazil
CA         Canada
CH         Chile
CN         China
DE         Denmark
FI         Finland
FR         France
GE         Germany
GR         Greece
HK         Hong Kong
ID         Indonesia
IE         Ireland
IN         India
IS         Israel
IT         Italy
JA         Japan
KR         South Korea
MA         Malaysia
MX         Mexico
NE         Netherlands
NW         Norway
NZ         New Zealand
PH         Philippines
SA         South Africa
SG         Singapore
SP         Spain
SW         Sweden
SZ         Switzerland
TH         Thailand
UK         United Kingdom

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT--1.6%
  1,069,600    Aapico Hitech Public Company Limited
               Foreign Shares (TH)#                                 $       908,541
    296,800    Aapico Hitech Public Company Limited
               NVDR Shares (TH)                                             252,108
     75,000    NHK Spring Company Limited (JA)                              512,345
    103,900    Thai Stanley Electric Public Company Limited
               Foreign Shares (TH)#                                         350,345
                                                                    ---------------
                                                                          2,023,339
                                                                    ---------------
BROADCASTING & CABLE TV--0.6%
      6,900    EVS Broadcast Equipment SA (BE)                              757,809
                                                                    ---------------
CASINOS & GAMING--1.9%
     15,000    BETandWIN.com Interactive Entertainment AG (AT)*             575,982
    137,000    Gold Reef Casino Resorts Limited (SA)                        307,617
      5,650    Great Canadian Gaming Corporation (CA)*                      214,608
      6,000    Great Canadian Gaming Corporation 144A (CA)*+                227,882
     26,130    Intralot SA Integrated Lottery (GR)                          640,730
     31,000    Sun International Limited (SA)                               313,643
                                                                    ---------------
                                                                          2,280,462
                                                                    ---------------
COMMERCIAL PRINTING--0.6%
  1,542,000    Next Media Limited (HK)*                                     768,748
                                                                    ---------------
COMMODITY CHEMICALS--0.3%
    127,000    Gujarat Alkalies and Chemicals Limited (IN)                  363,880
                                                                    ---------------
COMMUNICATIONS EQUIPMENT--2.9%
     31,975    Kudelski SA (SZ)*                                          1,175,407
     16,025    Option International NV (BE)*                                576,133
     51,400    Tandberg ASA (NW)                                            638,607
     70,000    Tandberg Television ASA (NW)*                                609,655
         63    Telewave, Inc. (JA)                                          608,051
                                                                    ---------------
                                                                          3,607,853
                                                                    ---------------
COMPUTER & ELECTRONICS RETAIL--0.5%
     27,325    Bechtle AG (GE)                                              618,406
                                                                    ---------------
CONSTRUCTION & ENGINEERING--4.6%
    100,000    Ask Planning Center, Inc. (JA)                               798,282
    306,350    Aveng Limited (SA)                                           652,526
     43,975    Bharat Earth Movers Limited (IN)                             345,164
  1,500,000    Italian-Thai Development Public Company Limited
               Foreign Shares (TH)#                                         370,656
    650,000    Jaks Resources Berhad (MA)*                                  316,447
     24,825    Koninklijke BAM Groep NV (NE)                              1,247,830
    247,225    Murray & Roberts Holdings Limited (SA)                       603,384
     53,250    YIT-Yhtyma Oyj (FI)                                        1,328,898
                                                                    ---------------
                                                                          5,663,187
                                                                    ---------------
CONSTRUCTION MATERIALS--1.4%
    400,000    India Cements Limited (IN)*                                  542,443
  9,869,500    PT Semen Cibinong Tbk (ID)*                                  611,361
    105,075    Shree Cement Limited (IN)                                    611,064
                                                                    ---------------
                                                                          1,764,868
                                                                    ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.4%
     29,400    Aker Yards AS (NW)*                                  $       725,692
      3,500    Exel Industries SA Class A (FR)                              284,491
  2,729,000    PT United Tractors Tbk (ID)*                                 668,837
                                                                    ---------------
                                                                          1,679,020
                                                                    ---------------
CONSUMER ELECTRONICS--1.5%
    289,000    Clarion Company Limited (JA)*                                679,701
     35,000    Loewe AG (GE)*                                               310,657
     13,125    Loewe AG New Shares (GE)*^#                                  104,847
    216,325    Mobilezone Holding AG (SZ)*                                  797,117
                                                                    ---------------
                                                                          1,892,322
                                                                    ---------------
CONSUMER FINANCE--0.9%
    197,925    African Bank Investments Limited (SA)                        642,910
  4,000,000    PT BFI Finance Indonesia Tbk (ID)                            517,102
                                                                    ---------------
                                                                          1,160,012
                                                                    ---------------
DATA PROCESSING & OUTSOURCED SERVICES--0.3%
    688,000    SinoCom Software Group Limited (CN)*                         336,357
                                                                    ---------------
DIVERSIFIED BANKS--0.7%
  1,796,200    Banco De Oro (PH)                                            848,094
                                                                    ---------------
DIVERSIFIED COMMERCIAL SERVICES--3.6%
    199,900    Aggreko PLC (UK)                                             644,715
     21,000    CeWe Color Holding AG (GE)                                   609,420
     79,075    Dignity PLC (UK)                                             493,365
    850,000    Melco International Development Limited (HK)               2,154,335
    385,175    PHS Group PLC (UK)                                           606,342
                                                                    ---------------
                                                                          4,508,177
                                                                    ---------------
DIVERSIFIED METALS & MINING--1.8%
    150,100    Excel Coal Limited (AU)                                      549,476
    241,475    Gujarat NRE Coke Limited (IN)                              1,046,836
     33,000    Neomax Company Limited (JA)                                  585,479
                                                                    ---------------
                                                                          2,181,791
                                                                    ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.0%
      8,000    Bekaert NV (BE)                                              638,847
     20,925    NKT Holding AS (DE)                                          609,863
                                                                    ---------------
                                                                          1,248,710
                                                                    ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.1%
  1,300,000    A-Max Holdings Limited (HK)*                                 472,487
     22,000    Japan Cash Machine Company Limited (JA)                      936,079
                                                                    ---------------
                                                                          1,408,566
                                                                    ---------------
EMPLOYMENT SERVICES--0.8%
        250    Fullcast Company Limited (JA)                                714,843
    820,400    JobStreet Corporation Berhad (MA)*                           265,551
                                                                    ---------------
                                                                            980,394
                                                                    ---------------
ENVIRONMENTAL SERVICES--0.8%
      2,125    Citron Holding AG Centre International de
               Traitements et de Recyclage des Ordures
               Novices (SZ)*                                                962,426
                                                                    ---------------

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.9%
    118,400    Isagro SPA (IT)*                                     $     1,100,797
                                                                    ---------------
FOOD DISTRIBUTORS--0.8%
     72,400    AVI Limited (SA)                                             295,573
  3,795,000    Heng Tai Consumables Group Limited (HK)                      703,076
                                                                    ---------------
                                                                            998,649
                                                                    ---------------
FOOTWEAR--0.9%
     70,000    Grendene SA 144A (BR)*+                                      830,196
  2,000,000    Prime Success International Group Limited (HK)               285,615
                                                                    ---------------
                                                                          1,115,811
                                                                    ---------------
HEALTHCARE DISTRIBUTORS--1.0%
    263,975    United Drug PLC (IE)                                       1,248,652
                                                                    ---------------
HEALTHCARE EQUIPMENT--0.5%
    273,625    Fisher & Paykel Healthcare Corporation Limited (NZ)          640,336
                                                                    ---------------
HEALTHCARE FACILITIES--0.4%
  1,150,000    Bangkok Dusit Medical Services Public Company
               Limited Foreign Shares (TH)#                                 488,417
                                                                    ---------------
HEALTHCARE SERVICES--1.1%
    105,000    Diagnosticos da America (BR)*                                944,842
     50,000    RaySearch Laboratories AB (SW)*                              365,666
                                                                    ---------------
                                                                          1,310,508
                                                                    ---------------
HEALTHCARE SUPPLIES--0.7%
      8,350    Audika (FR)                                                  906,276
                                                                    ---------------
HIGHWAYS & RAILTRACKS--0.6%
  1,500,000    ConnectEast Group (AU)*                                      799,561
                                                                    ---------------
HOME FURNISHINGS--1.2%
     50,000    Ellerine Holdings Limited (SA)                               497,000
     13,475    U10 (FR)                                                     957,921
                                                                    ---------------
                                                                          1,454,921
                                                                    ---------------
HOTELS, RESORTS & CRUISE LINES--1.4%
    304,611    First Choice Holidays PLC (UK)                               899,097
  1,206,125    MyTravel Group PLC (UK)*                                     138,928
      5,250    Societe du Louvre (FR)                                       665,081
                                                                    ---------------
                                                                          1,703,106
                                                                    ---------------
INDUSTRIAL CONGLOMERATES--0.7%
    720,500    Cofide SPA - Compagnia Finanziaria De Benedetti (IT)         891,199
                                                                    ---------------
INDUSTRIAL MACHINERY--4.4%
    169,291    Amforge Industries Limited (IN)*                             438,124
      8,300    Andritz AG (AT)                                              632,907
    144,100    Charter PLC (UK)*                                            641,797
     20,000    Duro Felguera SA (SP)*                                       213,402
    377,000    Japan Steel Works Limited (JA)                               699,034
     12,125    Palfinger AG (AT)                                            693,846
    150,000    Pursuit Dynamics PLC (UK)*                                   657,996
      2,500    SIG Holding AG (SZ)                                          571,630
     41,700    Wartsila Corporation (FI)                                    888,754
                                                                    ---------------
                                                                          5,437,490
                                                                    ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES--1.5%
     25,000    123 Multimedia (FR)*                                 $     1,281,093
  3,000,000    True Corporation Public Company Limited
               Foreign Shares (TH)*#                                        625,483
                                                                    ---------------
                                                                          1,906,576
                                                                    ---------------
INTERNET RETAIL--0.5%
    335,200    Interpark Corporation (KR)*                                  660,556
                                                                    ---------------
INTERNET SOFTWARE & SERVICES--1.9%
        450    Index Corporation (JA)                                     1,238,411
        100    Opt, Inc. (JA)*                                              579,682
         87    Wellnet Corporation (JA)*                                    533,190
                                                                    ---------------
                                                                          2,351,283
                                                                    ---------------
IT CONSULTING & OTHER SERVICES--1.5%
     45,000    Argo Graphics, Inc. (JA)                                   1,163,755
    964,500    Enea AB (SW)*                                                673,440
                                                                    ---------------
                                                                          1,837,195
                                                                    ---------------
LEISURE PRODUCTS--0.7%
    230,000    Ainsworth Game Technology Limited (AU)*                      180,293
  2,930,000    Playmates Holdings Limited (HK)                              595,597
    124,524    Stargames Limited (AU)                                       144,466
                                                                    ---------------
                                                                            920,356
                                                                    ---------------
MARINE--1.5%
     50,000    Braemar Seascope Group PLC (UK)                              386,351
    446,000    Ezra Holdings Pte Limited (SG)                               308,736
  1,440,000    Golden Ocean Group Limited (NW)*                             903,462
     50,000    Ocean Wilsons Holdings Limited (BD)                          271,645
                                                                    ---------------
                                                                          1,870,194
                                                                    ---------------
MARINE PORTS & SERVICES--1.0%
     37,825    Clarkson PLC (UK)                                            522,826
    196,000    Hamworthy KSE (UK)*                                          767,595
                                                                    ---------------
                                                                          1,290,421
                                                                    ---------------
MOVIES & ENTERTAINMENT--1.4%
     20,000    CJ CGV (KR)*                                                 618,238
    150,000    Gameloft.com (FR)*                                           591,274
    654,825    Sanctuary Group PLC (UK)                                     549,983
                                                                    ---------------
                                                                          1,759,495
                                                                    ---------------
MULTI-LINE INSURANCE--1.5%
     30,000    Almindelig Brand AS (DE)*                                  1,137,485
     84,500    Porto Seguro SA (BR)*                                        652,203
                                                                    ---------------
                                                                          1,789,688
                                                                    ---------------
MULTI-SECTOR HOLDINGS--0.6%
      7,100    Societe de la Tour Eiffel (FR)*                              681,338
                                                                    ---------------
OIL & GAS DRILLING--3.4%
     88,125    Major Drilling Group International, Inc. (CA)*               978,186
    371,075    Saxon Energy Services, Inc. (CA)*                          1,393,622
    225,500    Siem Offshore (NW)*                                        1,154,176
     39,000    Smedvig ASA Class A (NW)                                     655,184
                                                                    ---------------
                                                                          4,181,168
                                                                    ---------------

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES--2.9%
     22,225    Aban Loyd Chiles Offshore Limited (IN)               $       575,181
    141,200    Offshore Hydrocarbon Mapping Limited (UK)*                   644,061
     75,000    Sondex PLC (UK)                                              317,307
     52,000    Stolt Offshore SA (NW)*                                      336,553
     10,000    Trican Well Service Limited (CA)*                            554,999
      8,250    Vallourec SA (FR)                                          1,233,519
                                                                    ---------------
                                                                          3,661,620
                                                                    ---------------
OIL & GAS EXPLORATION & PRODUCTION--0.5%
     92,175    Regal Petroleum PLC (UK)*                                    617,567
                                                                    ---------------
OIL & GAS REFINING, MARKETING, & TRANSPORTAION--1.0%
    816,025    Essar Shipping Limited (IN)*                                 653,271
    193,000    Sinvest ASA (NW)*                                            646,870
                                                                    ---------------
                                                                          1,300,141
                                                                    ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.9%
    984,200    Tisco Finance Public Company Limited
               Foreign Shares (TH)#                                         615,600
    895,900    Tisco Finance Public Company Limited
               NVDR Shares (TH)                                             560,370
                                                                    ---------------
                                                                          1,175,970
                                                                    ---------------
PACKAGED FOODS & MEATS--1.3%
    590,000    Fjord Seafood ASA (NW)*                                      298,083
     10,000    Orion Corporation (KR)                                     1,052,937
    930,000    Pan Fish ASA (NW)*                                           285,601
                                                                    ---------------
                                                                          1,636,621
                                                                    ---------------
PAPER PACKAGING--0.5%
  1,500,000    Vision Grande Group Holdings Limited (HK)                    578,949
                                                                    ---------------
PHARMACEUTICALS--1.0%
    269,275    Granules India Limited (IN)                                  707,722
    350,000    Kopran Limited (IN)*                                         554,750
                                                                    ---------------
                                                                          1,262,472
                                                                    ---------------
PUBLISHING--0.3%
     33,720    Aufeminin.com SA (FR)*                                       425,797
                                                                    ---------------
RAILROADS--1.1%
  2,322,000    Guangshen Railway Company Limited (CN)                       948,493
     86,075    Railpower Technologies Corporation (CA)*                     447,544
                                                                    ---------------
                                                                          1,396,037
                                                                    ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--5.7%
     44,400    Capital & Regional PLC (UK)                                  592,398
    335,000    Expomedia Group PLC (UK)*                                    977,539
  2,972,000    Far East Consortium International Limited (HK)             1,280,919
    913,000    Genting International PLC (HK)*                              196,295
  2,108,800    HKR International Limited (HK)                             1,349,760
     29,400    IRSA Inversiones y Representaciones SA
               Sponsored GDR (AR)*                                          330,750
    250,000    MBK Public Company Limited Foreign Shares (TH)#              308,880
 54,193,000    PT Kawasan Industri Jababeka Tbk (ID)*                       671,392
    798,000    Shun Tak Holdings Limited (HK)                               877,803
  1,088,000    Silver Grant International Industries Limited (HK)           545,911
                                                                    ---------------
                                                                          7,131,647
                                                                    ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
REGIONAL BANKS--1.2%
    431,450    Allahabad Bank Limited (IN)                          $       748,859
    206,925    Indian Overseas Bank (IN)                                    370,818
    142,425    Union Bank of India Limited (IN)                             356,636
                                                                    ---------------
                                                                          1,476,313
                                                                    ---------------
SEMICONDUCTOR EQUIPMENT--1.1%
    194,450    ClearSpeed Technology PLC (UK)*                              818,004
     84,200    Silicon-On-Insulator Technologies (FR)*                      587,122
                                                                    ---------------
                                                                          1,405,126
                                                                    ---------------
SEMICONDUCTORS--0.4%
  2,000,000    Solomon Systech International Limited (HK)                   494,037
                                                                    ---------------
SPECIALIZED FINANCE--1.6%
     57,600    Aktiv Kapital ASA (NW)                                     1,283,867
    765,396    SREI Infrastructure Finance Limited (IN)                     750,958
                                                                    ---------------
                                                                          2,034,825
                                                                    ---------------
SPECIALTY CHEMICALS--1.1%
    217,000    Tokuyama Corporation (JA)                                  1,348,970
                                                                    ---------------
SPECIALTY STORES--0.4%
     35,650    Trent Limited (IN)                                           480,951
                                                                    ---------------
STEEL--1.5%
  1,407,000    Lion Corporation Berhad (MA)*                                655,366
    124,863    Monnet Ispat Limited (IN)                                    517,031
     28,250    Sesa Goa Limited (IN)                                        669,467
                                                                    ---------------
                                                                          1,841,864
                                                                    ---------------
THRIFTS & MORTGAGE FINANCE--0.8%
    116,000    Paragon Group Companies PLC (UK)                             944,212
                                                                    ---------------
TRADING COMPANIES & DISTRIBUTORS--0.4%
  1,657,000    PT Hexindo Adiperkasa Tbk (ID)                               548,912
                                                                    ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$103,705,231)                                                    113,988,091
                                                                    ---------------

PREFERRED STOCKS (FOREIGN)--3.7%
AUTO PARTS & EQUIPMENT--0.6%
      7,000    Iochpe Maxion SA (BR)                                        785,365
                                                                    ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.3%
    120,000    Randon Participacoes S.A. (BR)                               337,500
                                                                    ---------------
MULTI-SECTOR HOLDINGS--0.7%
     25,000    Bradespar SA (BR)*                                           823,607
                                                                    ---------------
PACKAGED FOODS & MEATS--1.0%
     28,900    Perdigao SA (BR)                                             623,483
    285,000    Sadia SA (BR)                                                641,679
                                                                    ---------------
                                                                          1,265,162
                                                                    ---------------
RAILROADS--1.1%
     44,500    All America Latina Logistica S.A. (BR)                     1,323,607
                                                                    ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST--$4,010,731)                                                        4,535,241
                                                                    ---------------

UNITS                                                                  MARKET VALUE
-----------------------------------------------------------------------------------
FOREIGN RIGHTS AND WARRANTS--0.1%
INDUSTRIAL CONGLOMERATES--0.1%
    204,677    Media Prima Berhad ICULS (MA)                        $        56,017
                                                                    ---------------
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
    600,000    Yangtze Telecom Corporation Warrants, expire 2005
               (CN)*^#                                                            0
                                                                    ---------------
TOTAL FOREIGN RIGHTS AND WARRANTS
(COST--$53,933)                                                              56,017
                                                                    ---------------

PRINCIPAL AMOUNT                                                     AMORTIZED COST
-----------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.1%
PHARMACEUTICALS--1.1%
$ 1,400,000    Novartis Finance Corporation
               2.10% 1/3/05~                                        $     1,399,837
                                                                    ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$1,399,837)                                              1,399,837
                                                                    ---------------
TOTAL INVESTMENTS--96.5%
(TOTAL COST--$109,169,732)                                              119,979,186
                                                                    ---------------
OTHER ASSETS AND LIABILITIES--3.5%                                        4,289,541
                                                                    ---------------
NET ASSETS--100.0%                                                  $   124,268,727
                                                                    ===============

NOTES TO STATEMENT OF INVESTMENTS

*    NON-INCOME PRODUCING.
+ SECURITY WAS ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $1,058,078, OR 0.9%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $1,399,837, OR 1.1%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
#    FAIR VALUED SECURITY.
     ADR - AMERICAN DEPOSITARY RECEIPT
     GDR - GLOBAL DEPOSITARY RECEIPT
     NVDR - NON-VOTING DEPOSITARY RECEIPT
     ICULS - IRREDEEMABLE CONVERTIBLE UNSECURED LOAN STOCK

^    SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES:

                              ACQUISITION    ACQUISITION                     VALUE AS %
                                  DATE          COST            VALUE      OF NET ASSETS
----------------------------------------------------------------------------------------
LOEWE AG NEW SHARES (GE)          12/28/04   $    122,767    $    104,847           0.08%
YANGTZE TELECOM CORPORATION
WARRANTS (CN)                       3/8/04              0               0           0.00%
                                             ------------    ------------  -------------
                                             $    122,767    $    104,847           0.08%
                                             ============    ============  =============

THE FUND MAY HAVE REGISTRATION RIGHTS FOR CERTAIN RESTRICTED SECURITIES, WHICH MAY REQUIRE THAT REGISTRATION COSTS BE BORNE BY THE FUND.

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investment securities, at cost                                                      $    109,169,732
                                                                                    ----------------
Investment securities, at market                                                         119,979,186
Cash                                                                                         421,857
Foreign currency (cost $5,946,130)                                                         5,994,002
Receivables:
   Investment securities sold                                                              3,853,737
   Capital shares sold                                                                       642,372
   Dividends and interest                                                                     90,492
Other assets                                                                                 100,404
                                                                                    ----------------
Total Assets                                                                             131,082,050
                                                                                    ----------------
LIABILITIES
Payables and other accrued liabilities:
   Investment securities purchased                                                         6,056,670
   Capital shares redeemed                                                                   131,806
   Advisory fees                                                                             101,155
   Shareholder servicing fees                                                                 16,550
   Accounting fees                                                                            10,115
   Distribution fees                                                                          35,410
   Transfer agency fees                                                                       38,086
   Custodian fees                                                                             51,282
   India and Thailand taxes                                                                  254,210
   Other                                                                                     118,039
                                                                                    ----------------
Total Liabilities                                                                          6,813,323
                                                                                    ----------------
Net Assets                                                                          $    124,268,727
                                                                                    ================
COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                             $    253,031,291
Accumulated net investment loss                                                              (83,936)
Accumulated net realized loss from security transactions (net of
 foreign taxes paid on Thailand and Indian investments of $419,643)                     (139,271,699)
Net unrealized appreciation on investments
 and foreign currency translation                                                         10,593,071
                                                                                    ----------------
Total                                                                               $    124,268,727
                                                                                    ================

CLASS A
Net Assets                                                                          $     19,725,801
Shares Outstanding                                                                         1,177,175
Net Asset Value, Redemption Price Per Share                                         $          16.76
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                                      $          17.78

CLASS B
Net Assets                                                                          $     17,916,589
Shares Outstanding                                                                         1,113,709
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                             $          16.09

CLASS C
Net Assets                                                                          $     10,249,241
Shares Outstanding                                                                           637,771
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                             $          16.07

CLASS F
Net Assets                                                                          $     75,677,328
Shares Outstanding                                                                         4,515,097
Net Asset Value, Offering and Redemption Price Per Share                            $          16.76

CLASS R
Net Assets                                                                          $        189,927
Shares Outstanding                                                                            11,647
Net Asset Value, Offering and Redemption Price Per Share                            $          16.31

CLASS T
Net Assets                                                                          $        509,841
Shares Outstanding                                                                            31,772
Net Asset Value, Redemption Price Per Share                                         $          16.05
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                                      $          16.81

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME
Dividends                                                                           $      1,463,189
Interest                                                                                      73,646
Foreign taxes withheld                                                                      (125,079)
                                                                                    ----------------
Total Investment Income                                                                    1,411,756
                                                                                    ----------------
EXPENSES
Advisory fees--Note 2                                                                      1,235,823
Shareholder servicing fees--Note 2                                                           182,327
Accounting fees--Note 2                                                                      123,582
Distribution fees--Note 2                                                                    389,967
Transfer agency fees--Note 2                                                                 140,543
Registration fees                                                                             63,290
Postage and mailing expenses                                                                  13,327
Custodian fees and expenses--Note 2                                                          462,739
Printing expenses                                                                             29,392
Legal and audit fees                                                                          24,775
Directors' fees and expenses--Note 2                                                          20,522
Other expenses                                                                                32,378
                                                                                    ----------------
   Total Expenses                                                                          2,718,665
   Earnings Credits                                                                           (4,018)
   Reimbursed/Waived Expenses                                                               (127,287)
   Expense Offset to Broker Commissions                                                       (3,700)
                                                                                    ----------------
   Net Expenses                                                                            2,583,660
                                                                                    ----------------
Net Investment Loss                                                                       (1,171,904)
                                                                                    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
   Security Transactions (net of foreign taxes paid
   on Thailand and Indian investments of $419,643)                                        20,232,442
   Foreign Currency Transactions                                                            (222,700)
                                                                                    ----------------
Net Realized Gain                                                                         20,009,742
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                          (1,026,156)
                                                                                    ----------------
Net Realized and Unrealized Gain                                                          18,983,586
                                                                                    ----------------
Net Increase in Net Assets Resulting from Operations                                $     17,811,682
                                                                                    ================

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         YEAR ENDED
                                                                  12/31/04           12/31/03
OPERATIONS
Net Investment Loss                                            $    (1,171,904)   $      (713,841)
Net Realized Gain on Security and Foreign
 Currency Transactions                                              20,009,742         40,877,636
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                    (1,026,156)        14,435,879
                                                               ---------------    ---------------
Net Increase in Net Assets Resulting from Operations                17,811,682         54,599,674
                                                               ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                          (9,809,094)         8,132,869
   Class B                                                          (2,918,121)        (2,705,719)
   Class C                                                          (1,725,859)         1,905,536
   Class F                                                         (14,537,401)        (4,988,538)
   Class R                                                              22,994             23,012
   Class T                                                             (87,939)           (77,846)
                                                               ---------------    ---------------
Net Increase (Decrease) from Capital Share Transactions            (29,055,420)         2,289,314
                                                               ---------------    ---------------
Net Increase (Decrease) in Net Assets                              (11,243,738)        56,888,988
                                                               ---------------    ---------------
NET ASSETS
Beginning of year                                              $   135,512,465    $    78,623,477
                                                               ---------------    ---------------
End of year                                                    $   124,268,727    $   135,512,465
                                                               ===============    ===============
Accumulated Net Investment Loss                                $       (83,936)   $       (10,037)

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      14.24    $       8.14    $       9.68    $      14.18    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          (0.11)+          0.10           (0.16)          (0.14)          (0.13)
Net realized and unrealized gains
  (losses) on securities                               2.63            6.00           (1.38)          (4.36)          (6.65)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.52            6.10           (1.54)          (4.50)          (6.78)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.76    $      14.24    $       8.14    $       9.68    $      14.18
                                               ============================================================================

TOTAL RETURN*                                         17.70%          74.94%         (15.91%)        (31.74%)        (29.61%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $     19,726    $     27,252    $      9,422    $     14,033    $     36,353
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                1.92%           2.45%           2.24%           1.88%           1.61%
Expenses with reimbursements,
 earnings credits and brokerage offsets                1.92%           2.45%           2.24%           1.87%           1.59%
Net investment loss                                   (0.77%)         (0.83%)         (0.80%)         (0.26%)         (0.80%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.02% (2004), 2.54% (2003), 2.27%
     (2002), 1.88% (2001), AND 1.61% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      13.79    $       7.95    $       9.54    $      14.08    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                   (0.23)+         (0.31)          (0.29)          (0.18)          (0.23)
Net realized and unrealized gains
 (losses) on securities                                2.53            6.15           (1.30)          (4.36)          (6.65)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.30            5.84           (1.59)          (4.54)          (6.88)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.09    $      13.79    $       7.95    $       9.54    $      14.08
                                               ============================================================================

TOTAL RETURN*                                         16.68%          73.46%         (16.67%)        (32.24%)        (30.05%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $     17,917    $     18,198    $     12,810    $     19,661    $     35,000
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                2.79%           3.30%           3.09%           2.66%           2.38%
Expenses with reimbursements,
 earnings credits and brokerage offsets                2.78%           3.29%           3.09%           2.64%           2.35%
Net investment loss                                   (1.63%)         (1.44%)         (1.64%)         (1.06%)         (1.50%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.89% (2004), 3.38% (2003), 3.12%
     (2002), 2.66% (2001), AND 2.38% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      13.76    $       7.93    $       9.52    $      14.06    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                   (0.22)+         (0.01)          (0.35)          (0.22)          (0.21)
Net realized and unrealized gains
 (losses) on securities                                2.53            5.84           (1.24)          (4.32)          (6.69)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.31            5.83           (1.59)          (4.54)          (6.90)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.07    $      13.76    $       7.93    $       9.52    $      14.06
                                               ============================================================================

TOTAL RETURN*                                         16.79%          73.52%         (16.70%)        (32.29%)        (30.13%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $     10,249    $     10,639    $      5,268    $      8,928    $     17,925
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                2.71%           3.25%           3.06%           2.67%           2.38%
Expenses with reimbursements,
 earnings credits and brokerage offsets                2.70%           3.25%           3.05%           2.65%           2.35%
Net investment loss                                   (1.55%)         (1.43%)         (1.58%)         (1.08%)         (1.50%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.81% (2004), 3.34% (2003), 3.08%
     (2002), 2.67% (2001), AND 2.38% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      14.24    $       8.13    $       9.67    $      14.17    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                   (0.11)+         (0.14)          (0.23)          (0.22)          (0.19)
Net realized and unrealized gains
 (losses) on securities                                2.63            6.25           (1.31)          (4.28)          (6.60)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.52            6.11           (1.54)          (4.50)          (6.79)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.76    $      14.24    $       8.13    $       9.67    $      14.17
                                               ============================================================================

TOTAL RETURN                                          17.70%          75.15%         (15.93%)        (31.76%)        (29.65%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $     75,677    $     78,759    $     50,742    $     78,574    $    182,036
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                1.90%           2.31%           2.18%           1.92%           1.61%
Expenses with reimbursements,
 earnings credits and brokerage offsets                1.89%           2.31%           2.18%           1.90%           1.59%
Net investment loss                                   (0.75%)         (0.45%)         (0.74%)         (0.30%)         (0.88%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.00% (2004), 2.40% (2003), 2.21%
     (2002), 1.92% (2001) AND 1.61% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      13.82    $       7.87    $       9.56    $      14.22    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          (0.07)+          0.54           (0.81)          (0.17)          (0.09)
Net realized and unrealized gains
 (losses) on securities                                2.56            5.41           (0.88)          (4.49)          (6.65)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.49            5.95           (1.69)          (4.66)          (6.74)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.31    $      13.82    $       7.87    $       9.56    $      14.22
                                               ============================================================================

TOTAL RETURN                                          18.02%          75.60%         (17.68%)        (32.77%)        (29.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $        190    $        142    $         37    $         76    $        241
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                1.68%           2.08%           3.94%           1.86%           1.33%
Expenses with reimbursements,
 earnings credits and brokerage offsets                1.68%           2.07%           3.91%           1.84%           1.31%
Net investment loss                                   (0.51%)         (0.32%)         (2.20%)         (0.08%)         (0.55%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.79% (2004), 2.17% (2003), 4.65%
     (2002), 2.78% (2001), AND 1.33% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      13.70    $       7.87    $       9.50    $      14.14    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                   (0.17)+         (0.24)          (0.45)          (0.22)          (0.16)
Net realized and unrealized gains
 (losses) on securities                                2.52            6.07           (1.18)          (4.42)          (6.66)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.35            5.83           (1.63)          (4.64)          (6.82)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.05    $      13.70    $       7.87    $       9.50    $      14.14
                                               ============================================================================

TOTAL RETURN*                                         17.15%          74.08%         (17.16%)        (32.82%)        (29.79%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $        510    $        522    $        345    $        538    $        869
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                2.37%           3.07%           4.03%           3.16%           1.87%
Expenses with reimbursements,
 earnings credits and brokerage offsets                2.36%           3.07%           4.03%           3.14%           1.84%
Net investment loss                                   (1.21%)         (1.06%)         (2.69%)         (1.60%)         (1.00%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.47% (2004), 3.16% (2003), 4.05%
     (2002), 3.16% (2001), AND 1.87% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2004 for settling foreign trades is listed on the Statement of Assets and Liabilities.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $53,717 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $18,228 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                                TRANSFER
                                                              AGENCY FEES
          ---------------------------------------------------------------
          Class A                                              $  31,329
          Class B                                              $  41,484
          Class C                                              $  16,956
          Class R                                              $     306
          Class T                                              $   1,554

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $30,686 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended

December 31, 2004, the Fund was charged $6,888 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $179,833 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                           DISTRIBUTION    SHAREHOLDER
                                               FEES       SERVICING FEES
          --------------------------------------------------------------
          Class A                                  N/A      $   57,761
          Class B                          $   130,816      $   43,605
          Class C                          $    78,112      $   26,038
          Class T                          $     1,206      $    1,206

During the year ended December 31, 2004, DSC retained $24,961 and $104 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $57, $54,064 and $22,990 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed those assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

             TIME PERIOD                               AMOUNT OF WAIVER
          -------------------------------------------------------------
          9/1/03 to 8/31/04                              $   150,000
          9/1/04 to 8/31/05                              $   200,000
          9/1/05 to 8/31/06                              $   200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $127,287, which reduced the amount paid to Mellon Bank to $335,452.

DIRECTORS COMPENSATION--Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

OTHER--During the year ended December 31, 2004, Founders reimbursed the Fund $19,515 for a trading error and $721 for two pricing errors. These amounts are not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET         UNDISTRIBUTED NET            PAID-IN
     INVESTMENT INCOME     REALIZED GAINS AND LOSSES        CAPITAL
     -----------------------------------------------------------------
       $   1,098,005              $   636,921            $ (1,734,926)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $20,460,712. Accumulated capital losses as of December 31, 2004 were:

     EXPIRATION                                          AMOUNT
     --------------------------------------------------------------
     2008                                            $   17,533,320
     2009                                            $  109,892,631
     2010                                            $   11,833,084
                                                     --------------
                                                     $  139,259,035
                                                     ==============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Post-October Capital Loss Deferral              $       50,886
     Federal Tax Cost                                $  109,182,396
     Gross Tax Appreciation of Investments           $   12,109,003
     Gross Tax Depreciation of Investments           $   (1,312,213)
     Net Tax Appreciation                            $   10,796,790

Certain foreign countries impose a tax on capital gains, which is accrued by the Fund based on unrealized appreciation on affected securities. This unrealized appreciation is not included in the table above. The tax is paid when the gain is realized.

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                    YEAR ENDED                          YEAR ENDED
                                     12/31/04                            12/31/03
                             SHARES            AMOUNT             SHARES          AMOUNT
CLASS A
Sold                            871,718   $    12,893,364         3,502,478   $    36,560,507
Redeemed                     (1,608,411)  $   (22,702,458)       (2,746,760)  $   (28,427,638)
                             ----------------------------------------------------------------
Net Increase (Decrease)        (736,693)  $    (9,809,094)          755,718   $     8,132,869
                             ================================================================
CLASS B
Sold                             40,534   $       591,588            58,678   $       685,415
Redeemed                       (246,693)  $    (3,509,709)         (350,900)  $    (3,391,134)
                             ----------------------------------------------------------------
Net Decrease                   (206,159)  $    (2,918,121)         (292,222)  $    (2,705,719)
                             ================================================================
CLASS C
Sold                            156,715   $     2,350,643         1,047,656   $     9,859,862
Redeemed                       (291,948)  $    (4,076,502)         (938,988)  $    (7,954,326)
                             ----------------------------------------------------------------
Net Increase (Decrease)        (135,233)  $    (1,725,859)          108,668   $     1,905,536
                             ================================================================
CLASS F
Sold                            925,441   $    13,691,198         3,504,087   $    34,110,158
Redeemed                     (1,942,721)  $   (28,228,599)       (4,216,077)  $   (39,098,696)
                             ----------------------------------------------------------------
Net Decrease                 (1,017,280)  $   (14,537,401)         (711,990)  $    (4,988,538)
                             ================================================================
CLASS R
Sold                             19,297   $       276,727            88,378   $       927,946
Redeemed                        (17,956)  $      (253,733)          (82,802)  $      (904,934)
                             ----------------------------------------------------------------
Net Increase                      1,341   $        22,994             5,576   $        23,012
                             ================================================================
CLASS T
Sold                              2,301   $        33,146           154,521   $     1,219,197
Redeemed                         (8,628)  $      (121,085)         (160,244)  $    (1,297,043)
                             ----------------------------------------------------------------
Net Decrease                     (6,327)  $       (87,939)           (5,723)  $       (77,846)
                             ================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $777,088,584 and $809,517,776, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr.Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS PASSPORT FUND
P.O. Box 55360
Boston, MA 02205-8252
1-800-525-2440
www.founders.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30, 2004, is available through the Fund's website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2005 Founders Asset Management LLC. 2/05
                                                                    A-646-PAS-04

ANNUAL REPORT

DREYFUS FOUNDERS
WORLDWIDE GROWTH
FUND

INVESTMENT UPDATE

DECEMBER 31, 2004

[GRAPHIC]

[(R)DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                            3

Fund Expenses                                                                 10

Statement of Investments                                                      12

Statement of Assets and Liabilities                                           20

Statement of Operations                                                       22

Statements of Changes in Net Assets                                           23

Financial Highlights                                                          24

Notes to Financial Statements                                                 30

Report of Independent Registered Public Accounting Firm                       39

Your Board Representatives                                                    40

[GRAPHIC]

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

   To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                           DISTRIBUTOR
Founders Asset Management LLC                Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)               200 Park Avenue
210 University Boulevard, Suite 800          New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF REMI J. BROWNE]
[PHOTO OF DANIEL B. LEVAN]
[PHOTO OF JEFFREY R. SULLIVAN]
[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, LEFT, DANIEL B. LEVAN, CFA, SECOND FROM LEFT, JEFFREY R. SULLIVAN, CFA, THIRD FROM LEFT, AND JOHN B. JARES, CFA, RIGHT

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2004?

Dreyfus Founders Worldwide Growth Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 14.72% for the period.

PLEASE DESCRIBE THE BROAD MARKET AND ECONOMIC ENVIRONMENT IN WHICH THE FUND PERFORMED.

The domestic markets performed in an environment of uncertainty during the first three quarters of the year as a weak U.S. dollar, continued unrest in Iraq, high oil prices, a tightening of the monetary policy by the Federal Reserve and the close U.S. Presidential election weighed on investors. However, as oil prices dropped and the Presidential election was decided, the markets once again gained momentum in the fourth quarter.

[SIDENOTE]

"MANY SECTORS FARED WELL DURING THE PERIOD DUE PRIMARILY TO THE BENEFITS OF ACCELERATING GLOBAL PRODUCTION."

   European markets performed well during the period despite weak local demand, record high commodity prices and currency strength. Natural resource-rich countries, such as Norway, and areas with flourishing local growth, like Spain, offset more sluggish results in other European countries.

   Japan lagged other Asian markets during 2004 due to mixed performance in the technology sector and a slower-than-expected recovery in domestic consumption.

   Overall, many sectors fared well during the period due primarily to the benefits of accelerating global production; however, technology and healthcare were the two worst performing sectors during the year.

WHERE DID YOU FIND THE MOST COMPELLING GROWTH OPPORTUNITIES DURING THE PERIOD?

The largest contributors to relative Fund performance on a country basis were found in the United Kingdom, Canada, Germany and France. The Fund outpaced the benchmark in these countries due to strong stock selection and beneficial weightings. Singapore and the Netherlands also performed well for the Fund during the 12-month timeframe.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- As oil prices dropped and the Presidential election was decided, the markets gained momentum in the fourth quarter.

- During the period, our outlook for consumer spending was favorable and our bottom-up investment approach led us to select stocks that we believed would benefit from this increased spending environment.

- Another large positive contributor to relative Fund performance was strong stock selection in the energy sector. The Fund's holdings in this sector significantly outperformed the benchmark for the year.

- The largest negative contributor to relative Fund performance on a country basis came from United States, due to the uncertainties which hung over the market.

- Nearly all of the stocks that had the largest negative impact on the Fund's performance were found in the information technology sector.

   During the period, our outlook for consumer spending was favorable and our bottom-up investment approach led us to select stocks that we believed would benefit from this increased spending environment. APPLE COMPUTER, INC., which had the largest positive impact on the Fund's performance of any stock, rallied as the company continued to benefit from its dominance in the MP3 market with the popularity of the iPod. Additional Fund holdings that performed well due to the strong spending environment included brewer SABMILLER PLC, high-end retailer Nordstrom, Inc., and entertainment company WALT DISNEY COMPANY.

   In addition, an overweight position paired with strong stock selection in the consumer discretionary sector buoyed relative Fund performance. ROYAL CARIBBEAN CRUISES LIMITED and CARNIVAL CORPORATION both experienced strong demand for leisure cruising.

   Another large positive contributor to relative Fund performance was strong stock selection in the energy sector. Led by U.K.-based Cairn Energy PLC, the Fund's holdings in this sector significantly outperformed the benchmark for the year. Cairn was up nearly 125% during the Fund's holding period, as the oil and gas exploration and production company enjoyed highly successful exploration ventures in India and soaring oil prices.

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

  1. Royal Caribbean Cruises Limited (United States; RCL)                   2.37%
  2. Intel Corporation (United States; INTC)                                2.26%
  3. Wal-Mart Stores, Inc. (United States; WMT)                             2.25%
  4. Vodafone Group PLC (United Kingdom; VOD)                               1.83%
  5. Apple Computer, Inc. (United States; AAPL)                             1.78%
  6. Carnival Corporation (United States; CCL)                              1.72%
  7. Automatic Data Processing, Inc. (United States; ADP)                   1.67%
  8. Abbott Laboratories (United States; ABT)                               1.67%
  9. Johnson & Johnson (United States; JNJ)                                 1.64%
 10. Comcast Corporation (United States; CMCSK)                             1.64%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     MSCI World
               Shares      Index
-------------------------------------
12/31/1994     $10,000     $10,000
12/31/1995     $12,063     $12,072
12/31/1996     $13,746     $13,699
12/31/1997     $15,197     $15,859
12/31/1998     $16,659     $19,718
12/31/1999     $24,785     $24,635
11/30/2000     $18,896     $21,051
12/31/2001     $14,414     $17,790
12/31/2002     $10,245     $14,252
12/31/2003     $14,033     $18,971
12/31/2004     $15,816     $21,764

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/94 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Morgan Stanley Capital International (MSCI) World Index measures global developed market equity performance. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                                    1               5             10          SINCE
  CLASS (INCEPTION DATE)                           YEAR           YEARS          YEARS      INCEPTION
  ---------------------------------------------------------------------------------------------------
  CLASS A SHARES (12/31/99)
   With sales charge (5.75%)                       6.21%         (9.76%)           --          (9.76%)
   Without sales charge                           12.65%         (8.68%)           --          (8.68%)

  CLASS B SHARES (12/31/99)
   With redemption*                                7.89%         (9.63%)           --          (9.63%)
   Without redemption                             11.89%         (9.34%)           --          (9.34%)

  CLASS C SHARES (12/31/99)
   With redemption**                              10.75%         (9.71%)           --          (9.71%)
   Without redemption                             11.75%         (9.71%)           --          (9.71%)

  CLASS F SHARES (12/29/89)                       12.71%         (8.59%)         4.69%          7.44%

  CLASS R SHARES (12/31/99)                       13.19%         (8.23%)           --          (8.23%)

  CLASS T SHARES (12/31/99)
   With sales charge (4.50%)                       7.21%        (10.60%)           --         (10.60%)
   Without sales charge                           12.30%         (9.77%)           --          (9.77%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities entail unique risks, including political, market, and currency risks.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   Solid stock selection in the consumer staples sector also boosted relative Fund performance.

   Other notable individual performers during the period included financials holdings BARCLAYS PLC and ING GROEP NV, and automotive industry supplier CONTINENTAL AG.

WHERE DID YOU FIND THE LEAST COMPELLING GROWTH OPPORTUNITIES DURING THE PERIOD?

The largest negative contributor to relative Fund performance on a country basis came from United States, due to the aforementioned uncertainties which hung over the market. Although the Fund's holdings in the U.S. were positive for the year, this return trailed the benchmark's return. The Fund also trailed the Index in Denmark, Hong Kong, Italy and Sweden.

   Our investment strategy for the Fund is to build a diversified portfolio of high-quality companies across various sectors and countries that demonstrate the best potential for significant earnings growth. However, there are times when stock performance disappoints, hurting overall Fund performance. The biggest detractors to the Fund's relative performance came from the information technology, materials and industrials sectors. Nearly all of the stocks that

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

          United States       48.13%
          United Kingdom      11.14%
          Japan               10.32%
          France               5.00%
          Germany              4.04%
          Canada               2.88%
          Switzerland          2.82%
          Italy                2.03%
          Other Countries     11.89%
          Cash & Equivalents   1.75%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

had the largest negative impact on the Fund's performance were found in the information technology sector, including issues INTEL CORPORATION, NVIDIA Corporation, CISCO SYSTEMS, INC., Oracle Corporation, Motorola, Inc., NOKIA OYJ, MAXIM INTEGRATED PRODUCTS, INC., VERITAS Software Corporation and EMC Corporation.

   In addition, healthcare holding PFIZER, INC. had a negative impact on the Fund's performance. The company's share price was hurt by generic competition and safety concerns surrounding their blockbuster COX-2 inhibitor drug Celebrex(R).

We will continue to employ our fundamental-based investment strategy of selecting companies that we believe will post superior revenue and earnings growth rates at valuations that make sense.


/s/ Remi J. Browne                    /s/ Daniel B. LeVan

Remi J. Browne, CFA                   Daniel B. LeVan, CFA
Co-Portfolio Manager                  Co-Portfolio Manager


/s/ Jeffrey R. Sullivan               /s/ John B. Jares

Jeffrey R. Sullivan, CFA              John B. Jares, CFA
Co-Portfolio Manager                  Co-Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                BEGINNING        ENDING        EXPENSES PAID
                                              ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                (7/1/04)       (12/31/04)    (7/1/04-12/31/04)
  --------------------------------------------------------------------------------------------
  CLASS A ACTUAL                            $    1,000.00   $    1,086.91    $            9.75
  CLASS A HYPOTHETICAL                           1,000.00        1,015.58                 9.42

  CLASS B ACTUAL                                 1,000.00        1,078.87                13.25
  CLASS B HYPOTHETICAL                           1,000.00        1,012.17                12.83

  CLASS C ACTUAL                                 1,000.00        1,078.28                13.94
  CLASS C HYPOTHETICAL                           1,000.00        1,011.51                13.49

  CLASS F ACTUAL                                 1,000.00        1,087.94                 9.33
  CLASS F HYPOTHETICAL                           1,000.00        1,015.99                 9.01

  CLASS R ACTUAL                                 1,000.00        1,092.43                 7.23
  CLASS R HYPOTHETICAL                           1,000.00        1,018.03                 6.97

  CLASS T ACTUAL                                 1,000.00        1,082.09                12.37
  CLASS T HYPOTHETICAL                           1,000.00        1,013.04                11.96

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

                         EXPENSE RATIO
  ------------------------------------
  CLASS A                    1.85%
  CLASS B                    2.52%
  CLASS C                    2.65%
  CLASS F                    1.77%
  CLASS R                    1.37%
  CLASS T                    2.35%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--48.1%

AIRLINES--1.3%
    28,800   JetBlue Airways Corporation*                                                       $       668,730
    31,575   Southwest Airlines Company                                                                 514,041
                                                                                                ---------------
                                                                                                      1,182,771
                                                                                                ---------------
ASSET MANAGEMENT & CUSTODY BANKS--1.0%
     6,400   Bank of New York Company, Inc.                                                             213,888
    14,725   Northern Trust Corporation                                                                 715,341
                                                                                                ---------------
                                                                                                        929,229
                                                                                                ---------------
BIOTECHNOLOGY--0.8%
     3,475   Biogen Idec, Inc.*                                                                         231,470
     9,000   Genzyme Corporation*                                                                       522,630
                                                                                                ---------------
                                                                                                        754,100
                                                                                                ---------------
BROADCASTING & CABLE TV--1.6%
    44,325   Comcast Corporation Special Class A*                                                     1,455,633
                                                                                                ---------------
COMMUNICATIONS EQUIPMENT--2.3%
    44,625   Cisco Systems, Inc.*                                                                       861,263
    10,825   QUALCOMM, Inc.                                                                             458,980
    22,325   Scientific-Atlanta, Inc.                                                                   736,948
                                                                                                ---------------
                                                                                                      2,057,191
                                                                                                ---------------
COMPUTER & ELECTRONICS RETAIL--0.5%
     7,212   Best Buy Company, Inc.                                                                     428,537
                                                                                                ---------------
COMPUTER HARDWARE--2.6%
    24,450   Apple Computer, Inc.*                                                                    1,574,580
     7,600   International Business Machines Corporation                                                749,208
                                                                                                ---------------
                                                                                                      2,323,788
                                                                                                ---------------
CONSUMER FINANCE--0.7%
    21,250   MBNA Corporation                                                                           599,038
                                                                                                ---------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin on non-U.S. holdings.

AR   Argentina
AT   Austria
AU   Australia
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CH   Chile
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
MA   Malaysia
MX   Mexico
NE   Netherlands
NW   Norway
NZ   New Zealand
PH   Philippines
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
UK   United Kingdom

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES--2.1%
    33,300   Automatic Data Processing, Inc.                                                    $     1,476,855
     9,575   CheckFree Corporation*                                                                     364,616
                                                                                                ---------------
                                                                                                      1,841,471
                                                                                                ---------------
DEPARTMENT STORES--1.0%
    18,625   Kohl's Corporation*                                                                        915,791
                                                                                                ---------------
GENERAL MERCHANDISE STORES--0.5%
    21,250   Dollar General Corporation                                                                 441,363
                                                                                                ---------------
HEALTHCARE EQUIPMENT--0.7%
    16,450   Boston Scientific Corporation*                                                             584,798
                                                                                                ---------------
HOTELS, RESORTS & CRUISE LINES--1.7%
    26,500   Carnival Corporation                                                                     1,527,195
                                                                                                ---------------
HOUSEHOLD PRODUCTS--1.8%
    15,300   Clorox Company                                                                             901,629
    13,525   Colgate-Palmolive Company                                                                  691,939
                                                                                                ---------------
                                                                                                      1,593,568
                                                                                                ---------------
HYPERMARKETS & SUPER CENTERS--2.2%
    37,800   Wal-Mart Stores, Inc.                                                                    1,996,596
                                                                                                ---------------
INDUSTRIAL CONGLOMERATES--1.0%
    23,375   General Electric Company                                                                   853,188
                                                                                                ---------------
INVESTMENT BANKING & BROKERAGE--1.6%
    13,325   Goldman Sachs Group, Inc.                                                                1,386,333
                                                                                                ---------------
LEISURE FACILITIES--2.4%
    38,550   Royal Caribbean Cruises Limited                                                          2,098,662
                                                                                                ---------------
LIFE & HEALTH INSURANCE--0.5%
    26,550   UnumProvident Corporation                                                                  476,307
                                                                                                ---------------
MOVIES & ENTERTAINMENT--0.7%
    21,850   Walt Disney Company                                                                        607,430
                                                                                                ---------------
MULTI-LINE INSURANCE--0.7%
     9,200   American International Group, Inc.                                                         604,164
                                                                                                ---------------
OFFICE ELECTRONICS--0.4%
     6,575   Zebra Technologies Corporation*                                                            370,041
                                                                                                ---------------
OIL & GAS DRILLING--0.6%
    12,700   Diamond Offshore Drilling, Inc.                                                            508,635
                                                                                                ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.9%
     9,008   Citigroup, Inc.                                                                            434,005
    10,456   JPMorgan Chase & Company                                                                   407,889
                                                                                                ---------------
                                                                                                        841,894
                                                                                                ---------------
PERSONAL PRODUCTS--2.6%
    20,800   Estee Lauder Companies, Inc.                                                               952,016
    30,225   Gillette Company                                                                         1,353,476
                                                                                                ---------------
                                                                                                      2,305,492
                                                                                                ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.7%
    31,650   Abbott Laboratories                                                                $     1,476,473
    22,975   Johnson & Johnson                                                                        1,457,075
    13,806   Pfizer, Inc.                                                                               371,243
                                                                                                ---------------
                                                                                                      3,304,791
                                                                                                ---------------
PROPERTY & CASUALTY INSURANCE--0.5%
     8,850   Allstate Corporation                                                                       457,722
                                                                                                ---------------
RAILROADS--1.9%
    16,250   Burlington Northern Santa Fe Corporation                                                   768,788
    13,325   Union Pacific Corporation                                                                  896,106
                                                                                                ---------------
                                                                                                      1,664,894
                                                                                                ---------------
SEMICONDUCTORS--4.8%
    13,600   Broadcom Corporation*                                                                      439,008
    85,725   Intel Corporation                                                                        2,005,108
    20,175   Linear Technology Corporation                                                              781,983
    24,300   Maxim Integrated Products, Inc.                                                          1,030,077
                                                                                                ---------------
                                                                                                      4,256,176
                                                                                                ---------------
SOFT DRINKS--0.5%
     9,550   Coca-Cola Company                                                                          397,567
                                                                                                ---------------
SPECIALTY STORES--0.2%
     5,675   Tiffany & Company                                                                          181,430
                                                                                                ---------------
SYSTEMS SOFTWARE--1.3%
    41,975   Microsoft Corporation                                                                    1,121,152
                                                                                                ---------------
THRIFTS & MORTGAGE FINANCE--1.9%
    10,225   Freddie Mac                                                                                753,583
    21,550   The PMI Group, Inc.                                                                        899,713
                                                                                                ---------------
                                                                                                      1,653,296
                                                                                                ---------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
    13,975   W.W. Grainger, Inc.                                                                        931,015
                                                                                                ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$36,025,533)                                                                                  42,651,258
                                                                                                ---------------
COMMON STOCKS (FOREIGN)--50.2%

AEROSPACE & DEFENSE--0.5%
    90,600   BAE Systems PLC (UK)                                                                       400,908
                                                                                                ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.1%
    18,900   Bulgari SPA (IT)                                                                           233,520
    45,600   Burberry Group PLC (UK)                                                                    351,039
    10,400   Compagnie Financiere Richemont AG (SZ)                                                     346,179
                                                                                                ---------------
                                                                                                        930,738
                                                                                                ---------------
APPLICATION SOFTWARE--0.8%
    63,600   Sage Group PLC (UK)                                                                        246,940
     2,510   SAP AG (GE)                                                                                447,617
                                                                                                ---------------
                                                                                                        694,557
                                                                                                ---------------

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
AUTOMOBILE MANUFACTURERS--1.7%
    32,400   Nissan Motor Company Limited (JA)                                                  $       352,236
     4,900   Renault SA (FR)                                                                            409,943
    19,400   Toyota Motor Corporation (JA)                                                              789,480
                                                                                                ---------------
                                                                                                      1,551,659
                                                                                                ---------------
BIOTECHNOLOGY--0.5%
       610   Serono SA (SZ)                                                                             401,803
                                                                                                ---------------
BREWERS--2.0%
    16,700   Asahi Breweries Limited (JA)                                                               206,815
     8,300   InBev NV (BE)                                                                              321,982
     7,900   Orkla ASA (NW)                                                                             259,564
    58,500   SABMiller PLC (UK)                                                                         970,321
                                                                                                ---------------
                                                                                                      1,758,682
                                                                                                ---------------
BROADCASTING & CABLE TV--1.4%
    56,300   Mediaset SPA (IT)                                                                          713,985
    36,100   Publishing & Broadcasting Limited (AU)                                                     495,218
                                                                                                ---------------
                                                                                                      1,209,203
                                                                                                ---------------
COMMUNICATIONS EQUIPMENT--1.5%
    32,100   Nokia Oyj (FI)                                                                             507,003
     2,400   Research In Motion Limited (CA)*                                                           197,857
   193,800   Telefonaktiebolaget LM Ericsson (SW)                                                       618,256
                                                                                                ---------------
                                                                                                      1,323,116
                                                                                                ---------------
COMPUTER HARDWARE--0.3%
    34,000   Fujitsu Limited (JA)                                                                       221,314
                                                                                                ---------------
COMPUTER STORAGE & PERIPHERALS--0.3%
    15,700   ATI Technologies, Inc. (CA)*                                                               304,775
                                                                                                ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.8%
    18,600   Volvo AB (SW)                                                                              737,518
                                                                                                ---------------
CONSUMER ELECTRONICS--0.5%
    29,000   Casio Computer Company Limited (JA)                                                        447,438
                                                                                                ---------------
CONSUMER FINANCE--0.3%
     4,000   Sanyo Shinpan Finance Company Limited (JA)                                                 284,181
                                                                                                ---------------
DIVERSIFIED BANKS--3.9%
     7,280   Alpha Bank AE (GR)                                                                         253,914
    98,900   Banca Intesa SPA (IT)                                                                      475,881
    85,871   Barclays PLC (UK)                                                                          966,028
     7,489   BNP Paribas SA (FR)                                                                        542,563
    14,000   HBOS PLC (UK)                                                                              227,913
     6,988   Royal Bank of Scotland Group PLC (UK)                                                      235,035
    25,000   Shizuoka Bank Limited (JA)                                                                 236,899
     5,400   Societe Generale (FR)                                                                      546,459
                                                                                                ---------------
                                                                                                      3,484,692
                                                                                                ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED CAPITAL MARKETS--0.8%
    12,200   Credit Suisse Group (SZ)*                                                          $       512,848
     2,844   UBS AG (SZ)                                                                                238,480
                                                                                                ---------------
                                                                                                        751,328
                                                                                                ---------------
DIVERSIFIED CHEMICALS--0.7%
     8,100   BASF AG (GE)                                                                               582,645
                                                                                                ---------------
DIVERSIFIED METALS & MINING--1.4%
    53,000   BHP Billiton Limited (AU)                                                                  637,313
    36,000   Xstrata PLC (UK)                                                                           644,116
                                                                                                ---------------
                                                                                                      1,281,429
                                                                                                ---------------
ELECTRIC UTILITIES--1.1%
     5,800   E.ON AG (GE)                                                                               529,623
    24,300   Fortum Oyj (FI)                                                                            449,865
                                                                                                ---------------
                                                                                                        979,488
                                                                                                ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
    34,700   Sumitomo Electric Industries Limited (JA)                                                  377,579
                                                                                                ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.1%
    79,000   Hitachi Limited (JA)                                                                       547,380
     4,100   Hoya Corporation (JA)                                                                      462,935
                                                                                                ---------------
                                                                                                      1,010,315
                                                                                                ---------------
FOOD RETAIL--1.5%
     1,400   Colruyt NV (BE)                                                                            227,593
     3,700   Delhaize Group (BE)                                                                        281,385
   127,900   Tesco PLC (UK)                                                                             790,014
                                                                                                ---------------
                                                                                                      1,298,992
                                                                                                ---------------
FOREST PRODUCTS--0.3%
    20,100   Canfor Corporation (CA)*                                                                   262,531
                                                                                                ---------------
HOUSEHOLD PRODUCTS--0.4%
    12,550   Reckitt Benckiser PLC (UK)                                                                 379,222
                                                                                                ---------------
HYPERMARKETS & SUPER CENTERS--0.8%
     9,000   Ito-Yokado Company Limited (JA)                                                            377,672
     6,400   Metro AG (GE)                                                                              351,970
                                                                                                ---------------
                                                                                                        729,642
                                                                                                ---------------
INDUSTRIAL CONGLOMERATES--0.3%
    42,900   Keppel Corporation Limited (SG)                                                            226,011
                                                                                                ---------------
INDUSTRIAL MACHINERY--0.6%
    64,000   NSK Limited (JA)                                                                           321,655
     3,600   Saurer AG (SZ)*                                                                            212,119
                                                                                                ---------------
                                                                                                        533,774
                                                                                                ---------------
INTEGRATED OIL & GAS--2.3%
    76,742   BP PLC (UK)                                                                                748,415
     6,400   Husky Energy, Inc. (CA)                                                                    182,941
    13,900   Repsol YPF SA (SP)                                                                         362,001
     3,420   Total SA (FR)                                                                              747,035
                                                                                                ---------------
                                                                                                      2,040,392
                                                                                                ---------------

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES--2.7%
    17,700   Deutsche Telekom AG (GE)*                                                          $       400,337
     7,500   France Telecom (FR)                                                                        248,335
    92,300   Koninklijke KPN NV (NE)                                                                    876,957
    12,600   Telefonica SA (SP)                                                                         237,374
    19,600   Telus Corporation (CA)                                                                     592,482
                                                                                                ---------------
                                                                                                      2,355,485
                                                                                                ---------------
IT CONSULTING & OTHER SERVICES--0.5%
    16,500   Accenture Limited (BD)*                                                                    445,500
                                                                                                ---------------
LEISURE PRODUCTS--0.4%
    16,600   Sankyo Company Limited (JA)                                                                375,027
                                                                                                ---------------
LIFE & HEALTH INSURANCE--0.6%
    84,900   Friends Provident PLC (UK)                                                                 251,000
   103,600   Old Mutual PLC (UK)                                                                        263,525
                                                                                                ---------------
                                                                                                        514,525
                                                                                                ---------------
MARINE--0.9%
        69   AP Moller-Maersk AS (DE)                                                                   569,894
    35,000   Kawasaki Kisen Kaisha Limited (JA)                                                         225,090
                                                                                                ---------------
                                                                                                        794,984
                                                                                                ---------------
MOVIES & ENTERTAINMENT--0.5%
    13,300   Vivendi Universal SA (FR)                                                                  424,653
                                                                                                ---------------
MULTI-LINE INSURANCE--0.5%
    21,200   Aviva PLC (UK)                                                                             255,588
     4,900   Baloise Holding Limited (SZ)                                                               226,233
                                                                                                ---------------
                                                                                                        481,821
                                                                                                ---------------
MULTI-UTILITIES & UNREGULATED POWER--0.3%
     9,200   Suez SA (FR)                                                                               245,350
                                                                                                ---------------
OFFICE ELECTRONICS--0.9%
    14,000   Canon, Inc. (JA)                                                                           755,538
                                                                                                ---------------
OIL & GAS EXPLORATION & PRODUCTION--0.9%
    15,100   Eni SPA (IT)                                                                               378,064
     2,600   Norsk Hydro ASA (NW)                                                                       204,765
   161,900   Oil Search Limited (AU)                                                                    229,708
                                                                                                ---------------
                                                                                                        812,537
                                                                                                ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.3%
    29,600   ING Groep NV (NE)                                                                          895,604
     7,900   Sun Life Financial, Inc. (CA)                                                              264,718
                                                                                                ---------------
                                                                                                      1,160,322
                                                                                                ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--6.4%
    13,500   Eisai Company Limited (JA)                                                         $       443,984
    11,500   GlaxoSmithKline PLC (UK)                                                                   269,783
     5,400   Merck KGaA (GE)                                                                            369,199
    11,088   Novartis AG (SZ)                                                                           558,739
     6,100   Novo Nordisk AS Class B (DE)                                                               333,279
     9,000   Ono Pharmaceuticals Company Limited (JA)                                                   505,026
     9,500   Sanofi-Synthelabo SA (FR)                                                                  759,277
    71,500   Shire Pharmaceuticals Group PLC (UK)                                                       750,825
    15,600   Takeda Pharmaceuticals Company Limited (JA)                                                785,557
    29,500   Teva Pharmaceutical Industries Limited Sponsored ADR (IS)                                  880,870
                                                                                                ---------------
                                                                                                      5,656,539
                                                                                                ---------------
PRECIOUS METALS & MINERALS--0.3%
    12,400   ThyssenKrupp AG (GE)                                                                       273,046
                                                                                                ---------------
PROPERTY & CASUALTY INSURANCE--0.3%
    21,500   QBE Insurance Group Limited (AU)                                                           258,701
                                                                                                ---------------
PUBLISHING--0.3%
    26,700   United Business Media PLC (UK)                                                             246,036
                                                                                                ---------------
RAILROADS--0.9%
    12,237   Canadian National Railway Company (CA)                                                     749,516
                                                                                                ---------------
SEMICONDUCTORS--0.3%
   119,700   ARM Holdings PLC (UK)                                                                      253,923
                                                                                                ---------------
STEEL--0.8%
    16,300   JFE Holdings, Inc. (JA)                                                                    465,283
    92,000   Nippon Steel Corporation (JA)                                                              225,354
                                                                                                ---------------
                                                                                                        690,637
                                                                                                ---------------
TIRES & RUBBER--0.7%
     9,900   Continental AG (GE)                                                                        629,095
                                                                                                ---------------
TRADING COMPANIES & DISTRIBUTORS--0.8%
    57,000   Mitsubishi Corporation (JA)                                                                736,489
                                                                                                ---------------
WIRELESS TELECOMMUNICATION SERVICES--2.6%
    11,000   Bouygues SA (FR)                                                                           508,359
    65,100   China Mobile (Hong Kong) Limited (HK)                                                      220,694
   596,575   Vodafone Group PLC (UK)                                                                  1,617,704
                                                                                                ---------------
                                                                                                      2,346,757
                                                                                                ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$34,014,899)                                                                                  44,410,413
                                                                                                ---------------

PRINCIPAL AMOUNT                                                                                 AMORTIZED COST
---------------------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.5%

HOUSEHOLD APPLIANCES--1.5%
$ 1,369,000  Stanley Works, Inc.
             2.20% 1/3/05~                                                                      $     1,368,833
                                                                                                ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$1,368,833)                                                                          1,368,833
                                                                                                ---------------
TOTAL INVESTMENTS--99.8%
(TOTAL COST--$71,409,265)                                                                            88,430,504
                                                                                                ---------------
OTHER ASSETS AND LIABILITIES--0.2%                                                                      177,676
                                                                                                ---------------
NET ASSETS--100.0%                                                                              $    88,608,180
                                                                                                ===============

NOTES TO STATEMENT OF INVESTMENTS

*    NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $1,368,833, OR 1.5%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
     ADR - AMERICAN DEPOSITARY RECEIPT

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investment securities, at cost                                                                  $    71,409,265
                                                                                                ---------------
Investment securities, at market                                                                     88,430,504
Cash                                                                                                    247,503
Foreign currency (cost $1,267)                                                                            1,255
Receivables:
   Capital shares sold                                                                                   86,787
   Dividends and interest                                                                                76,830
Other assets                                                                                            103,650
                                                                                                ---------------
Total Assets                                                                                         88,946,529
                                                                                                ---------------
LIABILITIES
Payables and other accrued liabilities:
   Capital shares redeemed                                                                              124,744
   Advisory fees                                                                                         74,453
   Shareholder servicing fees                                                                             9,494
   Accounting fees                                                                                        5,842
   Distribution fees                                                                                     17,235
   Transfer agency fees                                                                                   6,797
   Custodian fees                                                                                         3,783
   Directors Deferred Compensation                                                                       64,944
   Other                                                                                                 31,057
                                                                                                ---------------
Total Liabilities                                                                                       338,349
                                                                                                ---------------
Net Assets                                                                                      $    88,608,180
                                                                                                ===============
COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                                         $   141,794,762
Accumulated net investment loss                                                                         (17,206)
Accumulated net realized loss from security transactions                                            (70,198,676)
Net unrealized appreciation on investments
 and foreign currency translation                                                                    17,029,300
                                                                                                ---------------
Total                                                                                           $    88,608,180
                                                                                                ===============

CLASS A
Net Assets                                                                                      $       518,501
Shares Outstanding                                                                                       40,452
Net Asset Value, Redemption Price Per Share                                                     $         12.82
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                                                  $         13.60

CLASS B
Net Assets                                                                                      $     2,060,574
Shares Outstanding                                                                                      167,065
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                                         $         12.33

CLASS C
Net Assets                                                                                      $       272,491
Shares Outstanding                                                                                       22,549
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                                         $         12.08

CLASS F
Net Assets                                                                                      $    61,038,198
Shares Outstanding                                                                                    4,746,066
Net Asset Value, Offering and Redemption Price Per Share                                        $         12.86

CLASS R
Net Assets                                                                                      $    24,664,833
Shares Outstanding                                                                                    1,878,421
Net Asset Value, Offering and Redemption Price Per Share                                        $         13.13

CLASS T
Net Assets                                                                                      $        53,583
Shares Outstanding                                                                                        4,448
Net Asset Value, Redemption Price Per Share                                                     $         12.05
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                                                  $         12.62

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME
Dividends                                                                                       $     1,524,206
Interest                                                                                                 37,345
Foreign taxes withheld                                                                                 (113,522)
                                                                                                ---------------
Total Investment Income                                                                               1,448,029
                                                                                                ---------------
EXPENSES
Advisory fees--Note 2                                                                                   881,782
Shareholder servicing fees--Note 2                                                                      100,567
Accounting fees--Note 2                                                                                  69,350
Distribution fees--Note 2                                                                               173,942
Transfer agency fees--Note 2                                                                             70,147
Registration fees                                                                                        51,794
Postage and mailing expenses                                                                             13,173
Custodian fees and expenses--Note 2                                                                      50,527
Printing expenses                                                                                        35,653
Legal and audit fees                                                                                     17,335
Directors' fees and expenses--Note 2                                                                     17,197
Other expenses                                                                                           29,392
                                                                                                ---------------
   Total Expenses                                                                                     1,510,859
   Earnings Credits                                                                                      (1,911)
   Reimbursed/Waived Expenses                                                                           (14,332)
   Expense Offset to Broker Commissions                                                                  (4,071)
                                                                                                ---------------
   Net Expenses                                                                                       1,490,545
                                                                                                ---------------
Net Investment Loss                                                                                     (42,516)
                                                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
   Security Transactions                                                                             14,020,415
   Foreign Currency Transactions                                                                           (986)
                                                                                                ---------------
Net Realized Gain                                                                                    14,019,429
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                                     (3,533,551)
                                                                                                ---------------
Net Realized and Unrealized Gain                                                                     10,485,878
                                                                                                ---------------
Net Increase in Net Assets Resulting from Operations                                            $    10,443,362
                                                                                                ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED       YEAR ENDED
                                                                                                    12/31/04         12/31/03
OPERATIONS
Net Investment Loss                                                                             $       (42,516)  $      (324,443)
Net Realized Gain (Loss) on Security
 and Foreign Currency Transactions                                                                   14,019,429           (60,984)
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                                     (3,533,551)       26,608,251
                                                                                                ---------------   ---------------
Net Increase in Net Assets
 Resulting from Operations                                                                           10,443,362        26,222,824
                                                                                                ---------------   ---------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                                             (195,731)          (95,963)
   Class B                                                                                               21,999          (128,745)
   Class C                                                                                              (26,743)          (25,117)
   Class F                                                                                          (16,782,781)       (9,169,160)
   Class R                                                                                              383,468         1,759,076
   Class T                                                                                              (14,130)           (2,291)
                                                                                                ---------------   ---------------
Net Decrease from Capital Share Transactions                                                        (16,613,918)       (7,662,200)
                                                                                                ---------------   ---------------
Net Increase (Decrease) in Net Assets                                                                (6,170,556)       18,560,624
                                                                                                ---------------   ---------------
NET ASSETS
Beginning of year                                                                               $    94,778,736   $    76,218,112
                                                                                                ---------------   ---------------
End of year                                                                                     $    88,608,180   $    94,778,736
                                                                                                ===============   ===============
Accumulated Net Investment Loss                                                                 $       (17,206)  $       (14,782)

     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.38     $     8.32     $    11.71     $    15.78     $    25.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.21)         (0.10)         (0.15)         (0.09)         (0.09)
Net realized and unrealized gains
 (losses) on securities                                    1.65           3.16          (3.24)         (3.98)         (5.44)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.44           3.06          (3.39)         (4.07)         (5.53)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    12.82     $    11.38     $     8.32     $    11.71     $    15.78
                                                     ======================================================================

TOTAL RETURN*                                             12.65%         36.78%        (28.95%)       (25.79%)       (21.82%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      519     $      656     $      543     $    1,003     $      800
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.81%          2.03%          2.06%          2.10%          1.43%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.81%          2.03%          2.06%          2.09%          1.41%
Net investment loss                                       (0.18%)        (0.55%)        (0.77%)        (0.96%)        (0.35%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.83% (2004), 2.04% (2003), 2.06%
     (2002), 2.10% (2001), AND 1.43% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.02     $     8.12     $    11.52     $    15.57     $    25.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.09)         (0.16)         (0.14)         (0.15)         (0.11)
Net realized and unrealized gains
 (losses) on securities                                    1.40           3.06          (3.26)         (3.90)         (5.63)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.31           2.90          (3.40)         (4.05)         (5.74)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    12.33     $    11.02     $     8.12     $    11.52     $    15.57
                                                     ======================================================================

TOTAL RETURN*                                             11.89%         35.71%        (29.51%)       (26.01%)       (22.67%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    2,061     $    1,821     $    1,459     $    2,089     $    2,329
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.52%          2.80%          2.71%          2.54%          2.25%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.52%          2.80%          2.70%          2.53%          2.21%
Net investment loss                                       (0.87%)        (1.30%)        (1.41%)        (1.43%)        (1.40%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.54% (2004), 2.82% (2003), 2.71%
     (2002), 2.54% (2001), AND 2.25% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    10.81     $     7.96     $    11.34     $    15.56     $    25.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.20)         (0.20)         (0.30)         (0.30)         (0.11)
Net realized and unrealized gains
 (losses) on securities                                    1.47           3.05          (3.08)         (3.92)         (5.64)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.27           2.85          (3.38)         (4.22)         (5.75)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    12.08     $    10.81     $     7.96     $    11.34     $    15.56
                                                     ======================================================================

TOTAL RETURN*                                             11.75%         35.80%        (29.81%)       (27.12%)       (22.70%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      272     $      271     $      218     $      380     $      375
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.60%          2.82%          3.33%          4.18%          2.25%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.59%          2.82%          3.33%          4.17%          2.21%
Net investment loss                                       (0.97%)        (1.34%)        (2.05%)        (3.07%)        (1.31%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN OR REIMBURSED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.62% (2004), 2.84% (2003), 3.40%
     (2002), 4.18% (2001), AND 2.25% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.41     $     8.33     $    11.72     $    15.69     $    25.17
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.21)         (0.13)         (0.13)         (0.14)         (0.16)
Net realized and unrealized gains
 (losses) on securities                                    1.66           3.21          (3.26)         (3.83)         (5.45)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.45           3.08          (3.39)         (3.97)         (5.61)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    12.86     $    11.41     $     8.33     $    11.72     $    15.69
                                                     ======================================================================

TOTAL RETURN                                              12.71%         36.97%        (28.92%)       (25.30%)       (22.14%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   61,038     $   70,566     $   59,890     $  101,592     $  176,405
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.78%          1.97%          1.84%          1.61%          1.54%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.77%          1.97%          1.84%          1.60%          1.52%
Net investment loss                                       (0.13%)        (0.47%)        (0.55%)        (0.50%)        (0.67%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.80% (2004), 1.98% (2003), 1.84%
     (2002), 1.61% (2001), 1.54% (2000) AND 1.55% (1999).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.60     $     8.44     $    11.81     $    15.75     $    25.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.03           0.00+         (0.01)         (0.02)          0.00+
Net realized and unrealized gains
 (losses) on securities                                    1.50           3.16          (3.36)         (3.92)         (5.56)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.53           3.16          (3.37)         (3.94)         (5.56)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.13     $    11.60     $     8.44     $    11.81     $    15.75
                                                     ======================================================================

TOTAL RETURN                                              13.19%         37.44%        (28.54%)       (25.02%)       (21.94%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   24,665     $   21,404     $   14,060     $   19,193     $   27,611
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.37%          1.51%          1.41%          1.25%          1.26%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.37%          1.51%          1.41%          1.24%          1.22%
Net investment income (loss)                               0.28%         (0.03%)        (0.13%)        (0.14%)        (0.49%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

+ NET INVESTMENT LOSS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.39% (2004), 1.53% (2003), 1.41%
     (2002), 1.25% (2001), AND 1.26% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    10.73     $     7.89     $    11.46     $    15.65     $    25.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.36)         (0.14)         (0.59)         (0.26)         (0.06)
Net realized and unrealized gains
 (losses) on securities                                    1.68           2.98          (2.98)         (3.93)         (5.60)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.32           2.84          (3.57)         (4.19)         (5.66)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    12.05     $    10.73     $     7.89     $    11.46     $    15.65
                                                     ======================================================================

TOTAL RETURN*                                             12.30%         35.99%        (31.15%)       (26.77%)       (22.34%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $       54     $       61     $       47     $       90     $       48
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.14%          2.54%          4.60%          3.75%          1.76%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.14%          2.54%          4.60%          3.74%          1.72%
Net investment loss                                       (0.50%)        (1.05%)        (2.88%)        (2.72%)        (0.76%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN OR REIMBURSED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.16% (2004), 2.56% (2003), 5.48%
     (2002), 10.02% (2001), AND 1.76% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2004 for settling foreign trades is listed on the Statement of Assets and Liabilities.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $93,831 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $24,462 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                           TRANSFER
                                                          AGENCY FEES
     ----------------------------------------------------------------
     Class A                                              $     1,166
     Class B                                              $     3,377
     Class C                                              $       586
     Class R                                              $     6,809
     Class T                                              $       161

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $33,586 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2004, the Fund was charged $3,495 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $157,943 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                                           DISTRIBUTION     SHAREHOLDER
                                                               FEES        SERVICING FEES
     ------------------------------------------------------------------------------------
     Class A                                                         N/A   $        1,314
     Class B                                              $       14,115   $        4,705
     Class C                                              $        1,750   $          583
     Class T                                              $          134   $          134

During the year ended December 31, 2004, DSC retained $888 and $10 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $5,293 and $50 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed by applying the following rates, as applicable, to the domestic assets and foreign assets of the Fund, with the proportions of domestic and foreign assets recalculated monthly, plus reasonable out-of-pocket expenses.

      ON ASSETS          BUT NOT          DOMESTIC         FOREIGN
      IN EXCESS OF      EXCEEDING           FEE              FEE
     -----------------------------------------------------------------
     $    0           $  500 million       0.06%             0.10%
     $  500 million   $    1 billion       0.04%            0.065%
     $    1 billion                        0.02%             0.02%

Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

       TIME PERIOD                                      AMOUNT OF WAIVER
     -------------------------------------------------------------------
     9/1/03 to 8/31/04                                    $   150,000
     9/1/04 to 8/31/05                                    $   200,000
     9/1/05 to 8/31/06                                    $   200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $14,332, which reduced the amount paid to Mellon Bank to $36,195.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

OTHER--An affiliate of Founders reimbursed the Fund $5,258 shortly after the fiscal year end for a trading error. This amount is not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET            UNDISTRIBUTED NET           PAID-IN
         INVESTMENT INCOME        REALIZED GAINS AND LOSSES       CAPITAL
         ------------------------------------------------------------------
              $ 40,092                     $ 986                 $ (41,078)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $13,356,449. Accumulated capital losses as of December 31, 2004 were:

     EXPIRATION                                              AMOUNT
     -----------------------------------------------------------------
     2009                                                 $ 44,574,793
     2010                                                 $ 22,200,649
     2011                                                 $  3,142,525
                                                          ------------
                                                          $ 69,917,967
                                                          ============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Federal Tax Cost                                     $ 71,689,974
     Gross Tax Appreciation of Investments                $ 17,005,208
     Gross Tax Depreciation of Investments                $   (264,678)
     Net Tax Appreciation                                 $ 16,740,530

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                               YEAR ENDED                    YEAR ENDED
                                                                12/31/04                      12/31/03
                                                         SHARES          AMOUNT            SHARES          AMOUNT
CLASS A
Sold                                                        14,460    $     169,930          197,675    $   1,902,667
Redeemed                                                   (31,674)   $    (365,661)        (205,316)   $  (1,998,630)
                                                     ----------------------------------------------------------------
Net Decrease                                               (17,214)   $    (195,731)          (7,641)   $     (95,963)
                                                     ================================================================
CLASS B
Sold                                                        31,752    $     357,137           13,807    $     133,035
Redeemed                                                   (29,868)   $    (335,138)         (28,252)   $    (261,780)
                                                     ----------------------------------------------------------------
Net Increase (Decrease)                                      1,884    $      21,999          (14,445)   $    (128,745)
                                                     ================================================================
CLASS C
Sold                                                         8,384    $      94,894           50,623    $     402,228
Redeemed                                                   (10,901)   $    (121,637)         (52,994)   $    (427,345)
                                                     ----------------------------------------------------------------
Net Decrease                                                (2,517)   $     (26,743)          (2,371)   $     (25,117)
                                                     ================================================================
CLASS F
Sold                                                       837,712    $   9,854,038        2,467,985    $  22,841,668
Redeemed                                                (2,275,773)   $ (26,636,819)      (3,470,420)   $ (32,010,828)
                                                     ----------------------------------------------------------------
Net Decrease                                            (1,438,061)   $ (16,782,781)      (1,002,435)   $  (9,169,160)
                                                     ================================================================
CLASS R
Sold                                                       209,694    $   2,478,822          286,586    $   2,765,461
Redeemed                                                  (175,936)   $  (2,095,354)        (108,124)   $  (1,006,385)
                                                     ----------------------------------------------------------------
Net Increase                                                33,758    $     383,468          178,462    $   1,759,076
                                                     ================================================================
CLASS T
Sold                                                         1,421    $      15,509                0    $           0
Redeemed                                                    (2,672)   $     (29,639)            (282)   $      (2,291)
                                                     ----------------------------------------------------------------
Net Decrease                                                (1,251)   $     (14,130)            (282)   $      (2,291)
                                                     ================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $112,697,618 and $128,204,437, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

YOUR BOARD REPRESENTATIVES
(unaudited)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice PresidentAdministration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President-- Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr. Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

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

                       This page intentionally left blank.

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND
P.O. Box 55360
Boston, MA 02205-8252
1-800-525-2440
www.founders.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30, 2004, is available through the Fund's website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2005 Founders Asset Management LLC. 2/05

                                                                    A-646-WWG-04

        Dreyfus Founders
        Balanced Fund




        ANNUAL REPORT     December 31, 2004



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                          3

Fund Expenses                                                               10

Statement of Investments                                                    12

Statement of Assets and Liabilities                                         18

Statement of Operations                                                     20

Statements of Changes in Net Assets                                         21

Financial Highlights                                                        22

Notes to Financial Statements                                               28

Report of Independent Registered Public Accounting Firm                     39

Other Tax Information                                                       40

Your Board Representatives                                                  41

          -----------------------------------------------------------
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          online as soon as it's available.  Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
          -----------------------------------------------------------



INVESTMENT MANAGER                        DISTRIBUTOR

Founders Asset Management LLC             Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)            200 Park Avenue
210 University Boulevard, Suite 800       New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]

[PHOTO OF JOHN V. JOHNSON]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA, LEFT, AND ASSISTANT PORTFOLIO MANAGER JOHN V. JOHNSON, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

During the 12-month period, Dreyfus Founders Balanced Fund held approximately 31% of its portfolio in fixed-income investments, while its benchmark, the Standard and Poor's 500 Index, was 100% invested in equities. As a result, the benchmark benefited relative to the Fund as the equity market rallied in the fourth quarter.

   While we were pleased with the Fund's performance during the period, the Fund underperformed the benchmark, which returned 10.88% for the year.

DESCRIBE THE OVERALL MARKET ENVIRONMENT DURING THE PERIOD.

During the year, the market labored under the burden of high oil prices, the Iraqi conflict and the uncertainty surrounding the U.S. Presidential election. As hesitancy over the election was resolved and crude oil prices moderated, the market refocused on the underlying strength of corporate America and robust earnings; it began to discount the strong earnings growth in 2004 along with expectations of continued growth into 2005.

WHAT CHANGES WERE MADE TO THE FUND DURING THE PERIOD?

Fund performance was driven by our fundamental evaluation of individual companies. Throughout most of the year, our process of vetting quality stocks for portfolio inclusion led to a more conservative allocation in equities.

[SIDENOTE]

"THE FUND MIGRATED FROM A FAIRLY DEFENSIVE POSITION DURING THE FIRST PART OF THE YEAR TO MORE OF AN ADVANTAGEOUS EQUITY STRUCTURE LATER IN THE YEAR."

   The market experienced a significant sell-off in the summer months related to macroeconomic concerns more than fundamental company issues. The opportunity to add new names to the portfolio at very attractive prices then emerged. This allowed us to position the Fund off of a relatively inexpensive base for the strong market rally that occurred at year-end.

WHAT MANAGEMENT DECISIONS HELPED FUND PERFORMANCE DURING THE PERIOD?

Our fundamental-based process drove stock selection throughout the year. As companies in the information technology, healthcare and consumer discretionary sectors began to show improving fundamentals, we selected for inclusion in the Fund those companies that we believed were most likely to exhibit strong earnings growth. In doing so, the Fund migrated from a fairly defensive position during the first part of the year to more of an advantageous equity structure later in the year. We added new stocks to the portfolio and increased positions in certain existing Fund holdings, including APPLE COMPUTER, INC., ROYAL CARIBBEAN CRUISES LIMITED, TIBCO SOFTWARE, INC., OSI PHARMACEUTICALS, INC., VERITAS Software Corporation, Fastenal Company and WYNN RESORTS, LIMITED.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- During the year, the market labored under the burden of high oil prices, the Iraqi conflict and the uncertainty surrounding the U.S. Presidential election.

- As companies in the information technology, healthcare and consumer discretionary sectors began to show improving fundamentals, we selected for inclusion in the Fund those companies that we believed were most likely to exhibit strong earnings growth.

- The most compelling growth opportunities were found in the consumer discretionary sector, where both a relative overweight position and strong stock selection aided Fund performance.

- Weak stock selection and a relative underweight position in the consumer staples and materials sectors hindered Fund performance during the period.

- Two themes stood out among the underperforming stocks in the Fund's portfolio: semiconductors and advertising.

   The most compelling growth opportunities were found in the consumer discretionary sector, where both a relative overweight position and strong stock selection aided Fund performance. ROYAL CARIBBEAN CRUISES LIMITED, CARNIVAL CORPORATION and WYNN RESORTS, LIMITED were among the top performers in this sector for the Fund.

   Strong stock selection in the healthcare sector also positively contributed to the Fund's relative performance. A strong performer in this sector was biotech firm OSI PHARMACEUTICALS, INC. which announced in November that its flagship product Tarceva(TM), a non-small cell lung cancer product, received U.S. Food and Drug Administration approval.

   Within the information technology sector, notable performers in the software industry also buoyed relative performance. APPLE COMPUTER, INC. rallied as the company continued to benefit from its dominance in the MP3 market with the popularity of the iPod, as well as from the introduction of a new iMac. TIBCO SOFTWARE, INC. continued to see strong revenues and earnings driven by an increase in corporate spending on critical productivity enhancements. VERITAS also exhibited strong performance as investors began to better appreciate the company's leading position within storage software.

LARGEST EQUITY HOLDINGS (ticker symbol)

    1. Royal Caribbean Cruises Limited (RCL)                          3.77%
    2. Wynn Resorts, Limited (WYNN)                                   3.61%
    3. Apple Computer, Inc. (AAPL)                                    3.11%
    4. Wal-Mart Stores, Inc. (WMT)                                    2.75%
    5. Estee Lauder Companies, Inc. (EL)                              2.69%
    6. SAP AG Sponsored ADR (SAP)                                     2.54%
    7. Teva Pharmaceutical Industries
       Limited Sponsored ADR (TEVA)                                   2.41%
    8. Colgate-Palmolive Company (CL)                                 2.34%
    9. Microsoft Corporation (MSFT)                                   2.30%
   10. Comcast Corporation Special Class A (CMCSK)                    2.29%

Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     S&P 500     Lipper Balanced
               Shares      Index       Fund Index
-------------------------------------------------------
12/31/1994     $10,000     $10,000     $10,000
12/31/1995     $12,941     $13,758     $12,488
12/31/1996     $15,368     $16,917     $14,114
12/31/1997     $17,969     $22,561     $16,944
12/31/1998     $20,478     $29,008     $19,492
12/31/1999     $20,023     $35,112     $21,245
12/29/2000     $17,932     $31,915     $21,757
12/31/2001     $16,150     $28,122     $21,051
12/31/2002     $13,330     $21,907     $18,799
12/31/2003     $15,858     $28,190     $22,548
12/31/2004     $17,219     $31,258     $24,573

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/94 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The S&P 500 Index does not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an equal dollar weighted index of the largest mutual funds within the Balanced Fund classification, as defined by Lipper. This index is adjusted for the reinvestment of capital gains and income dividends, and reflects the management expenses associated with the funds included in the index. Further information related to Fund performance is contained elsewhere in this report.

WHAT MANAGEMENT DECISIONS HAMPERED FUND PERFORMANCE DURING THE PERIOD?

Weak stock selection and a relative underweight position in the consumer staples and materials sectors hindered Fund performance during the period. Likewise, an underweight position in the strong-performing energy sector detracted from the Fund's relative performance.

   Two themes stood out among the underperforming stocks in the Fund's portfolio: semiconductors and advertising. Although the information technology sector fared well for the year, the semiconductor and communications equipment industries underperformed as demand failed to materialize to the levels

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                             1           5          10        SINCE
  CLASS (INCEPTION DATE)                   YEAR        YEARS       YEARS    INCEPTION
  -----------------------------------------------------------------------------------
  CLASS A SHARES (12/31/99)
    With sales charge (5.75%)              2.09%      (4.34%)        --       (4.34%)
    Without sales charge                   8.31%      (3.20%)        --       (3.20%)

  CLASS B SHARES (12/31/99)
    With redemption*                       3.63%      (4.28%)        --       (4.28%)
    Without redemption                     7.63%      (3.91%)        --       (3.91%)

  CLASS C SHARES (12/31/99)
    With redemption**                      6.42%      (4.29%)        --       (4.29%)
    Without redemption                     7.42%      (4.29%)        --       (4.29%)

  CLASS F SHARES (2/19/63)                 8.58%      (2.97%)      5.58%        N/A

  CLASS R SHARES (12/31/99)                8.63%      (3.28%)        --       (3.28%)

  CLASS T SHARES (12/31/99)
    With sales charge (4.50%)              3.16%      (3.94%)        --       (3.94%)
    Without sales charge                   8.01%      (3.06%)        --       (3.06%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

reflected in the market, compounding into an inventory correction that continued through year-end. Semiconductor names NVIDIA Corporation, Semiconductor Manufacturing International Corporation and INTEL CORPORATION all underperformed and had a negative impact on Fund performance. Data communication stocks CISCO SYSTEMS, INC. and Foundry Networks, Inc. also detracted from overall performance.

   Additionally, continued difficulty in the radio and advertising industries hurt the Fund for the period as advertisers continued to shift to online advertising and away from the traditional mediums offered by companies such as VIACOM, INC. Viacom hindered Fund performance as its radio division underperformed for the year.

   Lastly, although the healthcare sector was a positive contributor to performance, numerous holdings in this sector detracted from the Fund's overall return for the period. PFIZER, INC. negatively impacted the Fund as the company revealed data showing that two of its COX-2 inhibitor drugs, Bextra(R) and Celebrex(R), were linked to adverse cardiovascular events in consumers. This news unfavorably impacted Pfizer's earnings-per-share prospects. ELI LILLY & COMPANY and Forest Laboratories, Inc. also performed unfavorably during the period.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

   Information Technology            13.92%
   Consumer Discretionary            13.68%
   Healthcare                        13.05%
   Financials                        10.91%
   Consumer Staples                   7.28%
   Industrials                        6.52%
   Energy                             2.05%
   Materials                          1.57%
   Fixed-Income Investments          31.02%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

HOW DID THE FIXED-INCOME PORTION OF THE FUND FARE FOR THE 12-MONTH PERIOD?

The Fund's heavy corporate bond weighting helped boost performance during the period as corporate bond spreads continued their tightening trend from 2003. This narrowing trend continued as investors required a smaller risk premium for holding company debt. By the end of the period, the Fund held approximately 32% of its fixed-income assets in corporate credit.

   The Fund's Canadian dollar-denominated holdings assisted the Fund's relative return during the period, as the Canadian dollar performed well throughout the year, hitting a 12-year high versus the U.S. dollar in the fourth quarter.

   During the period, lower-quality bonds outperformed higher-quality securities. This negatively affected performance as the Fund had a greater exposure to higher-quality issues.

   The Fund added to its exposure in mortgage-backed securities during 2004. However, the Fund still had an overall low exposure, which hurt the performance of the fixed-income portion of the portfolio as mortgages outpaced Treasuries during the period. At year's end, the Fund held about 15% of its fixed-income assets in mortgage debt.

   In addition, the Fund reallocated assets out of shorter-dated maturities in favor of longer-dated securities during the fourth quarter; however, despite this action, the Fund fell short of full participation in the long-end bond rally.

For 2005, we will continue to apply our process and philosophy of seeking to identify companies whose fundamental strengths may lead to superior earnings growth over time.


/s/ John B. Jares                  /s/ John V. Johnson

John B. Jares, CFA                 John V. Johnson, CFA
Portfolio Manager                  Assistant Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                    BEGINNING         ENDING         EXPENSES PAID
                                                  ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                                    (7/1/04)        (12/31/04)     (7/1/04-12/31/04)
  --------------------------------------------------------------------------------------------------
  CLASS A ACTUAL                                  $   1,000.00     $   1,073.11      $       8.00
  CLASS A HYPOTHETICAL                                1,000.00         1,017.21              7.79

  CLASS B ACTUAL                                      1,000.00         1,066.32             11.75
  CLASS B HYPOTHETICAL                                1,000.00         1,013.55             11.45

  CLASS C ACTUAL                                      1,000.00         1,063.64             12.47
  CLASS C HYPOTHETICAL                                1,000.00         1,012.83             12.17

  CLASS F ACTUAL                                      1,000.00         1,075.13              6.96
  CLASS F HYPOTHETICAL                                1,000.00         1,018.23              6.77

  CLASS R ACTUAL                                      1,000.00         1,078.96              5.24
  CLASS R HYPOTHETICAL                                1,000.00         1,019.91              5.09

  CLASS T ACTUAL                                      1,000.00         1,071.56              8.79
  CLASS T HYPOTHETICAL                                1,000.00         1,016.45              8.55

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

                                                     EXPENSE RATIO
  ----------------------------------------------------------------
  CLASS A                                                1.53%
  CLASS B                                                2.25%
  CLASS C                                                2.39%
  CLASS F                                                1.33%
  CLASS R                                                1.00%
  CLASS T                                                1.68%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                            MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--67.5%
AIR FREIGHT & LOGISTICS--1.1%
        10,200   FedEx Corporation                               $    1,004,562
                                                                 --------------
AIRLINES--0.8%
        22,600   AMR Corporation*                                       247,470
        10,900   JetBlue Airways Corporation*                           253,098
        16,900   Southwest Airlines Company                             275,132
                                                                 --------------
                                                                        775,700
                                                                 --------------
ASSET MANAGEMENT & CUSTODY BANKS--3.2%
         7,600   Bank of New York Company, Inc.                         253,992
        25,333   Calamos Asset Management, Inc.*                        683,991
        49,100   Janus Capital Group, Inc.                              825,371
        24,800   Northern Trust Corporation                           1,204,784
                                                                 --------------
                                                                      2,968,138
                                                                 --------------
BIOTECHNOLOGY--3.1%
        13,000   Biogen Idec, Inc.*                                     865,930
        22,700   Gilead Sciences, Inc.*                                 794,273
        16,400   OSI Pharmaceuticals, Inc.*                           1,227,540
                                                                 --------------
                                                                      2,887,743
                                                                 --------------
BROADCASTING & CABLE TV--2.3%
        20,500   Comcast Corporation Class A*                           682,240
        43,900   Comcast Corporation Special Class A*                 1,441,676
                                                                 --------------
                                                                      2,123,916
                                                                 --------------
CASINOS & GAMING--2.4%
        34,000   Wynn Resorts, Limited*                               2,275,280
                                                                 --------------
COMMUNICATIONS EQUIPMENT--1.6%
        21,600   Cisco Systems, Inc.*                                   416,880
        12,500   QUALCOMM, Inc.                                         530,000
        15,400   Scientific-Atlanta, Inc.                               508,354
                                                                 --------------
                                                                      1,455,234
                                                                 --------------
COMPUTER HARDWARE--2.7%
        30,500   Apple Computer, Inc.*                                1,964,200
         6,100   International Business Machines Corporation            601,338
                                                                 --------------
                                                                      2,565,538
                                                                 --------------
COMPUTER STORAGE & PERIPHERALS--1.5%
        92,400   EMC Corporation*                                     1,373,988
                                                                 --------------
CONSTRUCTION MATERIALS--0.8%
        13,800   Lafarge North America, Inc.                            708,216
                                                                 --------------
DEPARTMENT STORES--1.1%
        20,900   Kohl's Corporation*                                  1,027,653
                                                                 --------------
DIVERSIFIED BANKS--0.7%
        10,700   Wells Fargo & Company                                  665,005
                                                                 --------------

SHARES                                                            MARKET VALUE
-------------------------------------------------------------------------------
EMPLOYMENT SERVICES--1.6%
        14,000   Manpower, Inc.                                  $      676,200
        25,800   Monster Worldwide, Inc.*                               867,912
                                                                 --------------
                                                                      1,544,112
                                                                 --------------
GENERAL MERCHANDISE STORES--1.4%
        36,700   Dollar General Corporation                             762,259
        10,800   Target Corporation                                     560,844
                                                                 --------------
                                                                      1,323,103
                                                                 --------------
HEALTHCARE EQUIPMENT--1.6%
        26,000   Boston Scientific Corporation*                         924,300
         7,000   Zimmer Holdings, Inc.*                                 560,840
                                                                 --------------
                                                                      1,485,140
                                                                 --------------
HEALTHCARE SERVICES--0.8%
         7,900   Quest Diagnostics, Inc.                                754,845
                                                                 --------------
HOTELS, RESORTS & CRUISE LINES--1.4%
        22,600   Carnival Corporation                                 1,302,438
                                                                 --------------
HOUSEHOLD PRODUCTS--2.7%
        17,300   Clorox Company                                       1,019,489
        28,850   Colgate-Palmolive Company                            1,475,966
                                                                 --------------
                                                                      2,495,455
                                                                 --------------
HYPERMARKETS & SUPER CENTERS--1.9%
        32,800   Wal-Mart Stores, Inc.                                1,732,496
                                                                 --------------
INDUSTRIAL CONGLOMERATES--0.8%
        21,200   General Electric Company                               773,800
                                                                 --------------
INDUSTRIAL GASES--0.9%
        18,800   Praxair, Inc.                                          830,020
                                                                 --------------
INVESTMENT BANKING & BROKERAGE--2.8%
        12,900   Goldman Sachs Group, Inc.                            1,342,116
        22,400   Morgan Stanley                                       1,243,648
                                                                 --------------
                                                                      2,585,764
                                                                 --------------
LEISURE FACILITIES--2.5%
        43,700   Royal Caribbean Cruises Limited                      2,379,028
                                                                 --------------
MOVIES & ENTERTAINMENT--1.7%
        51,600   Time Warner, Inc.*                                   1,003,104
        15,800   Viacom, Inc.                                           574,962
                                                                 --------------
                                                                      1,578,066
                                                                 --------------
MULTI-LINE INSURANCE--1.1%
        15,800   American International Group, Inc.                   1,037,586
                                                                 --------------
OFFICE ELECTRONICS--0.5%
         7,600   Zebra Technologies Corporation*                        427,728
                                                                 --------------
OIL & GAS DRILLING--1.4%
        32,300   Diamond Offshore Drilling, Inc.                      1,293,615
                                                                 --------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                            MARKET VALUE
-------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
        14,370   Apache Corporation                              $      726,691
                                                                 --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
        21,966   Citigroup, Inc.                                      1,058,322
        13,208   JPMorgan Chase & Company                               515,244
                                                                 --------------
                                                                      1,573,566
                                                                 --------------
PERSONAL PRODUCTS--3.1%
        37,000   Estee Lauder Companies, Inc.                         1,693,490
        27,900   Gillette Company                                     1,249,362
                                                                 --------------
                                                                      2,942,852
                                                                 --------------
PHARMACEUTICALS--6.7%
        30,600   Abbott Laboratories                                  1,427,490
        28,300   Barr Pharmaceuticals, Inc.*                          1,288,782
        16,500   Eli Lilly and Company                                  936,375
        29,100   Eon Labs, Inc.*                                        785,700
        16,975   Pfizer, Inc.                                           456,458
        31,000   Wyeth                                                1,320,290
                                                                 --------------
                                                                      6,215,095
                                                                 --------------
RAILROADS--1.4%
        27,400   Burlington Northern Santa Fe Corporation             1,296,294
                                                                 --------------
RESTAURANTS--1.3%
        36,300   Cheesecake Factory, Inc.*                            1,178,661
                                                                 --------------
SEMICONDUCTORS--2.3%
        24,200   Broadcom Corporation*                                  781,176
        21,400   Intel Corporation                                      500,546
        19,500   Maxim Integrated Products, Inc.                        826,605
                                                                 --------------
                                                                      2,108,327
                                                                 --------------
SPECIALTY STORES--0.4%
         8,300   Bed Bath & Beyond, Inc.*                               330,589
                                                                 --------------
SYSTEMS SOFTWARE--2.8%
        54,200   Microsoft Corporation                                1,447,682
        89,550   TIBCO Software, Inc.*                                1,194,597
                                                                 --------------
                                                                      2,642,279
                                                                 --------------
THRIFTS & MORTGAGE FINANCE--2.0%
        10,800   Freddie Mac                                            795,960
        26,800   The PMI Group, Inc.                                  1,118,900
                                                                 --------------
                                                                      1,914,860
                                                                 --------------
TRADING COMPANIES & DISTRIBUTORS--0.6%
         8,500   W.W. Grainger, Inc.                                    566,270
                                                                 --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$52,653,518)                                                  62,869,653
                                                                 --------------

SHARES                                                            MARKET VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)--5.4%
APPLICATION SOFTWARE--2.8%
        40,200   Amdocs Limited (CI)*                            $    1,055,250
        36,250   SAP AG Sponsored ADR (GE)                            1,602,613
                                                                 --------------
                                                                      2,657,863
                                                                 --------------
IT CONSULTING & OTHER SERVICES--0.5%
        18,800   Accenture Limited (BD)*                                507,600
                                                                 --------------
PHARMACEUTICALS--1.6%
        50,900   Teva Pharmaceutical Industries Limited
                 Sponsored ADR (IS)                                   1,519,874
                                                                 --------------
RAILROADS--0.5%
         8,162   Canadian National Railway Company (CA)                 499,923
                                                                 --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$4,387,058)                                                    5,185,260
                                                                 --------------

CONTRACTS                                                         MARKET VALUE
-------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
           165   Eli Lilly and Company Put
                 Strike Price $55, expire 1/22/05*               $       16,500
                                                                 --------------
TOTAL OPTIONS PURCHASED
(COST--$61,986)                                                          16,500
                                                                 --------------

PRINCIPAL AMOUNT                                                  MARKET VALUE
-------------------------------------------------------------------------------
CORPORATE BONDS (DOMESTIC)--9.8%
AUTOMOBILE MANUFACTURERS--2.2%
$    2,000,000   Toyota Motor Credit Corporation
                 5.65% 1/15/07                                   $    2,085,420
                                                                 --------------
DIVERSIFIED BANKS--1.9%
     1,540,000   Washington Mutual, Inc.
                 8.25% 4/1/10                                         1,801,708
                                                                 --------------
HOUSEHOLD PRODUCTS--1.8%
     1,500,000   Colgate-Palmolive Company
                 5.98% 4/25/12                                        1,647,795
                                                                 --------------
MOVIES & ENTERTAINMENT--2.2%
     2,000,000   Viacom, Inc.
                 7.75% 6/1/05                                         2,035,600
                                                                 --------------
PHARMACEUTICALS--1.7%
     1,500,000   Abbott Laboratories
                 5.625% 7/1/06                                        1,550,805
                                                                 --------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST--$8,645,161)                                                    9,121,328
                                                                 --------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

PRINCIPAL AMOUNT                                                  MARKET VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--18.3%
AGENCY PASS THROUGH--3.6%
$    3,200,436   U.S. Small Business Administration Series 10-A
                 6.64% 2/1/11                                    $    3,392,430
                                                                 --------------
GOVERNMENT SPONSORED ENTERPRISES--7.6%
       700,000   Federal Farm Credit Bank
                 4.70% 12/10/14                                         703,619
                 Federal Home Loan Bank:
       800,000   4.50% 11/15/12                                         809,152
     2,000,000   6.50% 11/15/05                                       2,060,482
     2,000,000   Private Export Funding Corporation
                 3.40% 2/15/08                                        1,992,940
     1,500,000   Tennessee Valley Authority
                 6.375% 6/15/05                                       1,523,850
                                                                 --------------
                                                                      7,090,043
                                                                 --------------
MORTGAGE-BACKED SECURITIES: GNMA/GUARANTEED--1.7%
     1,530,090   Government National Mortgage Association
                 6.00% 1/15/33 Pool #563709                           1,586,826
                                                                 --------------
U.S. TREASURY NOTES--5.4%
     1,163,830   U.S. Treasury Inflation Protection Security
                 3.875% 1/15/09                                       1,304,700
                 U.S. Treasury Note:
       900,000   4.25% 8/15/14                                          902,007
     1,250,000   4.375% 5/15/07                                       1,284,716
     1,500,000   6.875% 5/15/06                                       1,579,395
                                                                 --------------
                                                                      5,070,818
                                                                 --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST--$16,838,293)                                                  17,140,117
                                                                 --------------

GOVERNMENT BONDS (FOREIGN)--3.3%
GOVERNMENT SECURITIES--3.3%
CAD  3,535,000   Province of Quebec
                 6.50% 12/1/05 (CA)                                   3,048,502
                                                                 --------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST--$2,354,302)                                                    3,048,502
                                                                 --------------

SUPRANATIONAL OBLIGATIONS--1.1%
GOVERNMENT SECURITIES--1.1%
$    1,000,000   International Finance Corporation
                 3.75% 6/30/09                                          999,180
                                                                 --------------
TOTAL SUPRANATIONAL OBLIGATIONS
(COST--$999,410)                                                        999,180
                                                                 --------------

PRINCIPAL AMOUNT                                                 AMORTIZED COST
-------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.5%
PHARMACEUTICALS--1.5%
$    1,400,000   Novartis Finance Corporation
                 2.10% 1/3/05~                                   $    1,399,837
                                                                 --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$1,399,837)                                          1,399,837
                                                                 --------------

TOTAL INVESTMENTS--106.9%
(TOTAL COST--$87,339,565)                                            99,780,377
                                                                 --------------

OTHER ASSETS AND LIABILITIES--(6.9%)                                 (6,414,019)
                                                                 --------------
NET ASSETS--100.0%                                               $   93,366,358
                                                                 ==============

NOTES TO STATEMENT OF INVESTMENTS

*  NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $1,399,837, OR 1.5%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
   ADR - AMERICAN DEPOSITARY RECEIPT
   BD - BERMUDA
   CA - CANADA
   CI - CHANNEL ISLANDS
   GE - GERMANY
   IS - ISRAEL

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investment securities, at cost                                 $   87,339,565
                                                               --------------
Investment securities, at market                                   99,780,377
Cash                                                                  339,495
Receivables:
   Capital shares sold                                                167,146
   Dividends and interest                                             340,997
Other assets                                                           59,767
                                                               --------------
Total Assets                                                      100,687,782
                                                               --------------
LIABILITIES
Payables and other accrued liabilities:
   Investment securities purchased                                    631,188
   Capital shares redeemed                                          6,408,816
   Advisory fees                                                       54,841
   Shareholder servicing fees                                           6,126
   Accounting fees                                                      5,062
   Distribution fees                                                   32,768
   Transfer agency fees                                                25,302
   Custodian fees                                                       1,988
   Other                                                              155,333
                                                               --------------
Total Liabilities                                                   7,321,424
                                                               --------------
Net Assets                                                     $   93,366,358
                                                               ==============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                        $  275,355,085
Accumulated net investment loss                                       (31,472)
Accumulated net realized loss from security transactions         (194,398,358)
Net unrealized appreciation on investments
 and foreign currency translation                                  12,441,103
                                                               --------------
Total                                                          $   93,366,358
                                                               ==============

CLASS A
Net Assets                                                     $    1,682,405
Shares Outstanding                                                    199,066
Net Asset Value, Redemption Price Per Share                    $         8.45
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                 $         8.97

CLASS B
Net Assets                                                     $    1,625,288
Shares Outstanding                                                    194,208
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share        $         8.37

CLASS C
Net Assets                                                     $      263,726
Shares Outstanding                                                     32,011
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share        $         8.24

Class F
Net Assets                                                     $   89,701,093
Shares Outstanding                                                 10,603,357
Net Asset Value, Offering and Redemption Price Per Share       $         8.46

Class R
Net Assets                                                     $       58,886
Shares Outstanding                                                      6,985
Net Asset Value, Offering and Redemption Price Per Share       $         8.43

Class T
Net Assets                                                     $       34,960
Shares Outstanding                                                      4,028
Net Asset Value, Redemption Price Per Share                    $         8.68
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                 $         9.09

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME
Dividends                                                      $      823,238
Interest                                                            1,819,557
Foreign taxes withheld                                                 (3,484)
                                                               --------------
Total Investment Income                                             2,639,311
                                                               --------------

EXPENSES
Advisory fees--Note 2                                                 710,424
Shareholder servicing fees--Note 2                                     72,548
Accounting fees--Note 2                                                65,578
Distribution fees--Note 2                                             278,384
Transfer agency fees--Note 2                                          191,082
Registration fees                                                      42,160
Postage and mailing expenses                                           12,453
Custodian fees and expenses--Note 2                                     5,911
Printing expenses                                                      42,632
Legal and audit fees                                                   21,156
Directors' fees and expenses--Note 2                                   16,947
Other expenses                                                         22,599
                                                               --------------
   Total Expenses                                                   1,481,874
   Earnings Credits                                                    (2,792)
   Reimbursed/Waived Expenses                                          (1,325)
   Expense Offset to Broker Commissions                                (3,494)
                                                               --------------
   Net Expenses                                                     1,474,263
                                                               --------------
Net Investment Income                                               1,165,048
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on:
   Security Transactions                                            8,807,349
   Closing and Expiration of Option Contracts Written                  26,185
   Foreign Currency Transactions                                        5,435
                                                               --------------
Net Realized Gain                                                   8,838,969
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                   (2,078,931)
                                                               --------------
Net Realized and Unrealized Gain                                    6,760,038
                                                               --------------
Net Increase in Net Assets Resulting from Operations           $    7,925,086
                                                               ==============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED        YEAR ENDED
                                                                       12/31/04          12/31/03
----------------------------------------------------------------------------------------------------
OPERATIONS
Net Investment Income                                               $    1,165,048    $    1,184,817
Net Realized Gain on Security and Foreign
 Currency Transactions                                                   8,838,969         6,956,668
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                        (2,078,931)       14,224,484
                                                                    --------------    --------------
Net Increase in Net Assets Resulting from Operations                     7,925,086        22,365,969
                                                                    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
   Class A                                                                 (16,533)          (10,100)
   Class B                                                                  (4,861)           (1,222)
   Class C                                                                    (659)              (17)
   Class F                                                              (1,146,498)       (1,240,046)
   Class R                                                                    (763)             (159)
   Class T                                                                    (243)              (12)
                                                                    --------------    --------------
Net Decrease from Dividends and Distributions                           (1,169,557)       (1,251,556)
                                                                    --------------    --------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                  (2,547)           98,293
   Class B                                                                (135,764)          244,827
   Class C                                                                 (49,827)           (6,310)
   Class F                                                             (36,636,581)      (31,079,380)
   Class R                                                                 (16,844)           55,114
   Class T                                                                  (3,452)           19,668
                                                                    --------------    --------------
Net Decrease from Capital Share Transactions                           (36,845,015)      (30,667,788)
                                                                    --------------    --------------
Net Decrease in Net Assets                                             (30,089,486)       (9,553,375)
                                                                    --------------    --------------

NET ASSETS
Beginning of year                                                   $  123,455,844    $  133,009,219
                                                                    --------------    --------------
End of year                                                         $   93,366,358    $  123,455,844
                                                                    ==============    ==============

Accumulated Net Investment Loss                                     $      (31,472)   $      (35,022)

     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     7.88    $     6.68    $     8.18    $     9.24    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.08          0.05          0.05          0.06          0.13
Net realized and unrealized gains
 (losses) on securities                                    0.57          1.20         (1.51)        (1.03)        (1.18)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.65          1.25         (1.46)        (0.97)        (1.05)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.08)        (0.05)        (0.04)        (0.09)        (0.16)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.08)        (0.05)        (0.04)        (0.09)        (0.18)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.45    $     7.88    $     6.68    $     8.18    $     9.24
                                                     ==================================================================

TOTAL RETURN*                                              8.31%        18.81%       (17.85%)      (10.46%)      (10.21%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,682    $    1,572    $    1,243    $    1,227    $      699
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.49%         1.83%         1.89%         1.87%         1.23%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.48%         1.83%         1.89%         1.87%         1.20%
Net investment income                                      0.96%         0.63%         0.56%         0.51%         1.48%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

----------
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     7.80    $     6.63    $     8.11    $     9.18    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.01          0.01         (0.01)         0.01          0.10
Net realized and unrealized gains
 (losses) on securities                                    0.58          1.17         (1.47)        (1.03)        (1.24)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.59          1.18         (1.48)        (1.02)        (1.14)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.02)        (0.01)         0.00^        (0.05)        (0.13)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.02)        (0.01)         0.00         (0.05)        (0.15)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.37    $     7.80    $     6.63    $     8.11    $     9.18
                                                     ==================================================================

TOTAL RETURN*                                              7.63%        17.76%       (18.21%)      (11.13%)      (11.06%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,625    $    1,647    $    1,181    $    1,484    $    1,008
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.21%         2.53%         2.54%         2.50%         1.96%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.21%         2.53%         2.54%         2.49%         1.93%
Net investment income (loss)                               0.23%        (0.08%)       (0.10%)       (0.13%)        0.71%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

----------
^ DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2002 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     7.69    $     6.54    $     8.04    $     9.17    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.01+        (0.01)        (0.17)        (0.05)         0.10
Net realized and unrealized gains
 (losses) on securities                                    0.56          1.16         (1.33)        (1.03)        (1.28)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.57          1.15         (1.50)        (1.08)        (1.18)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.02)         0.00^         0.00         (0.05)        (0.10)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.02)         0.00          0.00         (0.05)        (0.12)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.24    $     7.69    $     6.54    $     8.04    $     9.17
                                                     ==================================================================

TOTAL RETURN*                                              7.42%        17.59%       (18.66%)      (11.80%)      (11.36%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      264    $      295    $      248    $      496    $      174
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.35%         2.69%         3.48%         3.96%         1.88%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.34%         2.69%         3.48%         3.96%         1.86%
Net investment income (loss)                               0.08%        (0.17%)       (1.05%)       (1.64%)        0.76%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
^ DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS HAVE BEEN 2.35% (2004), 2.69% (2003), 3.48% (2002), 4.24% (2001),
     AND 1.88% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     7.88    $     6.69    $     8.20    $     9.22    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.08          0.06          0.07          0.10          0.15
Net realized and unrealized gains
 (losses) on securities                                    0.59          1.20         (1.50)        (1.02)        (1.23)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.67          1.26         (1.43)        (0.92)        (1.08)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.09)        (0.07)        (0.08)        (0.10)        (0.15)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.09)        (0.07)        (0.08)        (0.10)        (0.17)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.46    $     7.88    $     6.69    $     8.20    $     9.22
                                                     ==================================================================

TOTAL RETURN                                               8.58%        18.96%       (17.46%)       (9.94%)      (10.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   89,701    $  119,835    $  130,314    $  297,068    $  552,675
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.34%         1.54%         1.43%         1.23%         1.08%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.33%         1.54%         1.42%         1.22%         1.07%
Net investment income                                      1.08%         0.93%         0.99%         1.20%         1.41%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     7.86    $     6.68    $     8.18    $     9.22    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.09          0.16         (0.16)         0.09          0.18
Net realized and unrealized gains
 (losses) on securities                                    0.58          1.05         (1.34)        (1.02)        (1.23)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.67          1.21         (1.50)        (0.93)        (1.05)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.10)        (0.03)         0.00         (0.11)        (0.18)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.10)        (0.03)         0.00         (0.11)        (0.20)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.43    $     7.86    $     6.68    $     8.18    $     9.22
                                                     ==================================================================

TOTAL RETURN                                               8.63%        18.12%       (18.34%)      (10.09%)      (10.18%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $       59    $       72    $       11    $       14    $        1
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.21%         2.37%         4.24%         3.07%         0.81%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.21%         2.37%         4.24%         3.07%         0.80%
Net investment income (loss)                               1.21%         0.01%        (1.77%)       (0.75%)        1.71%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.35% (2004), 2.62% (2003), 19.52% (2002), 272.77%
     (2001), AND 0.81% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                        2004          2003          2002          2001          2000
                                                     ------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     8.09    $     6.88    $     8.17    $     9.21    $    10.47
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.03          0.21         (0.37)         0.08          0.12
Net realized and unrealized gains
 (losses) on securities                                    0.62          1.00         (0.92)        (1.04)        (1.22)
                                                     ------------------------------------------------------------------
Total from investment operations                           0.65          1.21         (1.29)        (0.96)        (1.10)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.06)         0.00^         0.00         (0.08)        (0.14)
From net realized gains                                    0.00          0.00          0.00          0.00         (0.02)
                                                     ------------------------------------------------------------------
Total distributions                                       (0.06)         0.00          0.00         (0.08)        (0.16)
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     8.68    $     8.09    $     6.88    $     8.17    $     9.21
                                                     ==================================================================

TOTAL RETURN*                                              8.01%        17.65%       (15.79%)      (10.44%)      (10.67%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $       35    $       36    $       13    $      232    $        9
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.77%         2.73%         2.60%         3.36%         1.32%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.77%         2.73%         2.59%         3.36%         1.30%
Net investment income (loss)                               0.66%        (0.29%)       (0.31%)       (1.12%)        1.22%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    134%          108%          122%          111%          126%

^ DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.02% (2004), 3.18% (2003), 14.63% (2002), 18.37%
     (2001), AND 1.32% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

U.S. GOVERNMENT OBLIGATIONS--Some U.S. government obligations, such as Government National Mortgage Association (GNMA) pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Bank (FHLB), are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (FNMA, a private corporation), are supported only by the credit of the agency, authority or instrumentality, although the Secretary of the Treasury has discretionary authority, though not the obligation, to purchase obligations of FNMA.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

OPTION WRITING--When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) quarterly and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $63,662 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $18,873 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.93 to $13.51, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                            TRANSFER
                                                           AGENCY FEES
                                                          -------------
     Class A                                              $       3,743
     Class B                                              $       3,308
     Class C                                              $         841
     Class R                                              $         225
     Class T                                              $         181

Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Fund for certain transfer agency expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2006, and will not be terminated without prior notification to the Company's board of directors. For the year ended December 31, 2004, Class R and Class T were each reimbursed $88, which reduced the amounts paid to DTI to $137 and $93, respectively.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $163,911 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2004, the Fund was charged $1,524 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC is also the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $264,192 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                                 DISTRIBUTION      SHAREHOLDER
                                                      FEES        SERVICING FEES
     ----------------------------------------------------------------------------
     Class A                                                N/A   $         4,096
     Class B                                    $        12,204   $         4,068
     Class C                                    $         1,899   $           633
     Class T                                    $            89   $            89

During the year ended December 31, 2004, DSC retained $944 in sales commissions from the sales of Class A shares. DSC also retained $7,521, and $453 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                    AMOUNT OF WAIVER
     --------------------------------------------------
     9/1/03 to 8/31/04                 $        150,000
     9/1/04 to 8/31/05                 $        200,000
     9/1/05 to 8/31/06                 $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $1,149, which reduced the amount paid to Mellon Bank to $4,762.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET           UNDISTRIBUTED NET             PAID-IN
         INVESTMENT INCOME       REALIZED GAINS AND LOSSES         CAPITAL
         -----------------------------------------------------------------------
            $    8,059                 $    (8,059)                $     0

The tax character of distributions paid during 2004 and 2003 was as follows:

                                          2004           2003
         --------------------------------------------------------
         DISTRIBUTIONS PAID FROM:
          Ordinary Income             $  1,169,557   $  1,251,556
          Long-Term Capital Gain      $          0   $          0
                                      ---------------------------
                                      $  1,169,557   $  1,251,556
                                      ===========================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004 represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $7,613,012. Accumulated capital losses as of December 31, 2004 were:

     EXPIRATION                                      AMOUNT
     ----------------------------------------------------------
     2008                                       $    72,497,269
     2009                                       $    49,289,530
     2010                                       $    70,087,112
     2011                                       $     1,472,188
                                                ---------------
                                                $   193,346,099
                                                ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Undistributed Ordinary Income              $         7,356
     Federal Tax Cost                           $    88,391,824
     Gross Tax Appreciation of Investments      $    11,769,516
     Gross Tax Depreciation of Investments      $      (380,963)
     Net Tax Appreciation                       $    11,388,553

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                 YEAR ENDED                            YEAR ENDED
                                                                  12/31/04                              12/31/03
                                                         SHARES              AMOUNT             SHARES             AMOUNT
CLASS A
Sold                                                          52,105    $       413,025             42,130    $       310,574
Dividends or Distributions Reinvested                          1,969    $        15,805              1,330    $         9,742
Redeemed                                                     (54,549)   $      (431,377)           (29,893)   $      (222,023)
                                                     ------------------------------------------------------------------------
Net Increase (Decrease)                                         (475)   $        (2,547)            13,567    $        98,293
                                                     ========================================================================
CLASS B
Sold                                                          53,204    $       414,706             76,899    $       556,448
Dividends or Distributions Reinvested                            466    $         3,759                138    $           971
Redeemed                                                     (70,543)   $      (554,229)           (44,160)   $      (312,592)
                                                     ------------------------------------------------------------------------
Net Increase (Decrease)                                      (16,873)   $      (135,764)            32,877    $       244,827
                                                     ========================================================================
CLASS C
Sold                                                          16,072    $       124,317             18,745    $       122,311
Dividends or Distributions Reinvested                             59    $           475                  2    $            10
Redeemed                                                     (22,428)   $      (174,619)           (18,304)   $      (128,631)
                                                     ------------------------------------------------------------------------
Net Increase (Decrease)                                       (6,297)   $       (49,827)               443    $        (6,310)
                                                     ========================================================================
CLASS F
Sold                                                       1,100,066    $     8,730,703          2,774,685    $    19,677,956
Dividends or Distributions Reinvested                        138,996    $     1,116,482            164,539    $     1,202,840
Redeemed                                                  (5,836,747)   $   (46,483,766)        (7,225,827)   $   (51,960,176)
                                                     ------------------------------------------------------------------------
Net Decrease                                              (4,597,685)   $   (36,636,581)        (4,286,603)   $   (31,079,380)
                                                     ========================================================================
CLASS R
Sold                                                               0    $             0              7,391    $        55,000
Dividends or Distributions Reinvested                             94    $           751                 15    $           114
Redeemed                                                      (2,224)   $       (17,595)                (0)   $            (0)
                                                     ------------------------------------------------------------------------
Net Increase (Decrease)                                       (2,130)   $       (16,844)             7,406    $        55,114
                                                     ========================================================================
CLASS T
Sold                                                           4,985    $        39,775              2,530    $        19,657
Dividends or Distributions Reinvested                             27    $           223                  1    $            11
Redeemed                                                      (5,430)   $       (43,450)                (0)   $            (0)
                                                     ------------------------------------------------------------------------
Net Increase (Decrease)                                         (418)   $        (3,452)             2,531    $        19,668
                                                     ========================================================================

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $129,311,868 and $146,305,214, respectively. Purchases and sales of long-term U.S. government obligations were $6,102,794 and $7,414,830, respectively.

CALL OPTIONS WRITTEN

Transactions in options written during the year ended December 31, 2004 were as follows:

                                                                      NUMBER OF   PREMIUMS
                                                                      CONTRACTS   RECEIVED
-------------------------------------------------------------------------------------------
Options outstanding at December 31, 2003                                    0    $        0
Options written                                                           279        30,824
Options terminated in closing purchase transactions                      (279)      (30,824)
Options expired                                                             0             0
Options exercised                                                           0             0
                                                                   ------------------------
Options outstanding at December 31,2004                                     0    $        0
                                                                   ========================

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2004, 66.76% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2004, the Fund designated 69% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

Directors

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr.Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
BALANCED FUND                           DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset Management LLC           New York, NY  10166
210 University Boulevard
Suite 800
Denver, CO  80206                       DISTRIBUTOR
                                        Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




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TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2005 Dreyfus Service Corporation                         0086AR1204

        Dreyfus Founders
        Discovery Fund


        Dreyfus Founders Discovery Fund is closed to new investors. Please see the prospectus for additional information.



        ANNUAL REPORT     December 31, 2004



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

                TABLE OF CONTENTS


Management Overview                                                            3

Fund Expenses                                                                 12

Statement of Investments                                                      14

Statement of Assets and Liabilities                                           18

Statement of Operations                                                       20

Statements of Changes in Net Assets                                           21

Financial Highlights                                                          22

Notes to Financial Statements                                                 28

Report of Independent Registered Public Accounting Firm                       37

Your Board Representatives                                                    38

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INVESTMENT MANAGER                     DISTRIBUTOR
Founders Asset Management LLC          Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)         200 Park Avenue
210 University Boulevard, Suite 800    New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-11 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF BRADLEY C. ORR]

[PHOTO OF JAMES (J.D.) PADGETT]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS BRADLEY C. ORR, CFA, LEFT, AND JAMES (J.D.) PADGETT, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

For the 12-month period ended December 31, 2004, the Dreyfus Founders Discovery Fund underperformed its benchmark, the Russell 2000 Growth Index, which posted a return of 14.31% for the same period.

DESCRIBE THE INVESTING ENVIRONMENT DURING THE PERIOD.

The Russell 2000 Growth Index struggled through the first eight calendar months of 2004, with a sharp decline that began in the second quarter and pushed midway through the third quarter. The weakness was driven by investor fears over several factors including: high oil prices, the lack of a quick resolution to the situation in Iraq, the commencement of an interest rate tightening campaign by the Federal Reserve, and uncertainty leading up to the Presidential election. In the fourth quarter, however, at a point roughly coinciding with a sharp correction in the price of oil, the equity markets began to rally. The rally gathered momentum from that point, as the election passed with an incumbent victory and oil prices settled back to the low-$40 level. The Russell 2000 Growth Index declined nearly 12% through mid-August, but rose a staggering 29% from that point to close the year on a decisively positive note. The strong market advance was

[SIDENOTE]

"UPON ASSUMING PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR THE FUND, WE WORKED TO REDUCE THE NUMBER OF POSITIONS HELD, THEREBY MORE TIGHTLY FOCUSING OUR ANALYTICAL EFFORTS."

not deterred by either sharply eroding earnings estimates, on average, for companies in the Russell 2000 Growth Index during the fourth quarter, or by the Federal Reserve's efforts to raise interest rates (through a series of five 25 basis point increases in the federal funds rate since June 30).

   During 2004, small-capitalization value stocks outperformed small-capitalization growth stocks. In fact, the Russell 2000 Value Index has now outperformed the Russell 2000 Growth Index in four of the past five years. In addition, small-capitalization growth stocks again provided better returns than large-capitalization growth stocks, with the Russell 2000 Growth Index outperforming the Russell 1000 Growth Index for the second consecutive year.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

     - In the fourth quarter, at a point roughly coinciding with a sharp correction in the price of oil, the equity markets began to rally.

     - The Fund benefited from strong stock selection and a relative overweight position in the consumer discretionary sector.

     - Additionally, the Fund benefited from a relative overweight position in the industrials sector and a relative underweight position in the information technology sector.

     - Many poor individual performers in the healthcare sector led to underperformance in the Fund's healthcare holdings overall.

     - Other weak individual performers during the period came from the industrials sector.

     - The average cash position for 2004 was less than 3% as compared to an average cash position of approximately 10% or more in the previous three years.

MESSRS ORR AND PADGETT, WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO AFTER ASSUMING MANAGEMENT RESPONSIBILITIES IN APRIL?

Despite the portfolio management transition, the investment philosophy of our team remains largely unchanged. We continue to utilize our bottom-up research process to uncover companies we believe are capable of posting strong future earnings growth and which are valued attractively relative to their potential growth rates and peer groups.

   From a portfolio composition standpoint, the most notable change since April has been the continuing consolidation in the number of Fund holdings. Upon assuming portfolio management responsibilities for the Fund, we worked to reduce the number of positions held, thereby more tightly focusing our analytical efforts. The portfolio consisted of 107 stocks at the end of April, down from 119 at the beginning of the year, and that number was further reduced to 74 stocks by the end of 2004. Many smaller positions, which can sometimes require disproportionate attention, were liquidated and the proceeds were used to increase position sizes in stocks where our level of enthusiasm was higher.

LARGEST EQUITY HOLDINGS (ticker symbol)

     1. Altiris, Inc. (ATRS)                                        2.80%
     2. Impax Laboratories, Inc. (IPXL)                             2.56%
     3. Choice Hotels International, Inc. (CHH)                     2.48%
     4. Station Casinos, Inc. (STN)                                 2.39%
     5. Gaylord Entertainment Company (GET)                         2.34%
     6. Harris Corporation (HRS)                                    2.20%
     7. WMS Industries, Inc. (WMS)                                  2.10%
     8. Trex Company, Inc. (TWP)                                    2.10%
     9. SFBC International, Inc. (SFCC)                             2.08%
     10. Avocent Corporation (AVCT)                                 2.07%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     Russell 2000
               Shares      Growth Index
---------------------------------------
12/31/1994     $10,000     $10,000
12/31/1995     $13,130     $13,104
12/31/1996     $15,914     $14,580
12/31/1997     $17,815     $16,468
12/31/1998     $20,343     $16,670
12/31/1999     $39,585     $23,854
12/29/2000     $36,317     $18,503
12/31/2001     $29,850     $16,796
12/31/2002     $19,977     $11,713
12/31/2003     $27,258     $17,399
12/31/2004     $30,186     $19,888

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/94 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell 2000 Growth Index measures the performance of stocks of companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The total return figures cited for the Russell 2000 Growth Index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

                                                    1              5             10            SINCE
  CLASS (INCEPTION DATE)                           YEAR          YEARS          YEARS        INCEPTION
  ----------------------------------------------------------------------------------------------------
  CLASS A SHARES (12/31/99)
   With sales charge (5.75%)                       4.31%         (6.37%)           --          (6.37%)
   Without sales charge                           10.68%         (5.26%)           --          (5.26%)

  CLASS B SHARES (12/31/99)
   With redemption*                                5.67%         (6.44%)           --          (6.44%)
   Without redemption                              9.67%         (6.09%)           --          (6.09%)

  CLASS C SHARES (12/31/99)
   With redemption**                               8.67%         (6.08%)           --          (6.08%)
   Without redemption                              9.67%         (6.08%)           --          (6.08%)

  CLASS F SHARES (12/29/89)                       10.74%         (5.28%)        11.68%         13.33%

  CLASS R SHARES (12/31/99)                       11.02%         (5.00%)           --          (5.00%)

  CLASS T SHARES (12/31/99)
   With sales charge (4.50%)                       5.35%         (6.54%)           --          (6.54%)
   Without sales charge                           10.29%         (5.68%)           --          (5.68%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, and adjustments for financial statement purposes. Part of the Fund's performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   As the number of holdings declined, we were encouraged by the fact that the average cash position in the Fund was also reduced. The average cash position for 2004 was less than 3% as compared to an average cash position of approximately 10% or more in the previous three years. At times, we have utilized exchange-traded funds (ETFs), which mirror underlying equity indices, to equitize cash, but because we have been pleased with idea generation for the Fund overall, the use of ETFs was relatively limited in 2004.

   Finally, following the end of the third quarter, we added two equity analysts to our small-cap investment team, bringing the total number of investment professionals on our team to seven.

WHAT MANAGEMENT DECISIONS POSITIVELY CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

The Fund benefited from strong stock selection and a relative overweight position in the consumer discretionary sector. Favorable contributions to performance were gained from two stocks in the lodging industry, CHOICE HOTELS INTERNATIONAL, INC. and GAYLORD ENTERTAINMENT COMPANY. Both stocks appreciated during the year, driven by improving trends in business travel and room rate pricing. GUITAR CENTER, INC., a retailer of musical instruments, also aided Fund performance in this sector as the company continued to post better-than-expected sales growth.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

         Consumer Discretionary         25.04%
         Information Technology         24.04%
         Industrials                    21.67%
         Healthcare                     19.72%
         Energy                          4.39%
         Financials                      3.24%
         Materials                       1.03%
         Other                           0.87%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Stock selection in the energy sector also boosted relative Fund performance. Specific holdings such as NATIONAL-OILWELL, INC., SUPERIOR ENERGY SERVICES, INC. and QUICKSILVER RESOURCES, INC. rose as surging oil prices in 2004 provided a highly supportive backdrop for stock performance.

   The Fund's holdings in the healthcare sector underperformed the Fund's benchmark as a group for the period; however, some healthcare holdings such as SFBC INTERNATIONAL, INC. and FISHER SCIENTIFIC INTERNATIONAL, INC. were among the largest positive contributors to the Fund during the period. SFBC, a contract research organization for the pharmaceutical industry, benefited from the continued strong pace of drug development activity in the industry. Fisher Scientific, a supplier of clinical laboratory equipment, posted gains early in the year as it announced a large acquisition that was viewed as a good strategic fit.

   Other notable positive contributors to the Fund's relative performance during the year included HARRIS CORPORATION and TREX COMPANY, INC. Harris, which makes many forms of electronic communications equipment, performed well as revenue growth exceeded expectations partially based on an increase in government demand for communications infrastructure upgrades. Trex, which makes maintenance-free composite wood boards for decking applications, performed well as revenues grew and investors began to appreciate the company's significant market opportunity.

   Additionally, the Fund benefited from a relative overweight position in the industrials sector and a relative underweight position in the information technology sector, which was the only sector in the Russell 2000 Growth Index to register a loss for the year despite the market's strong advance.

WHAT MANAGEMENT DECISIONS HINDERED FUND PERFORMANCE
FOR THE 12-MONTH PERIOD?

Many poor individual performers in the healthcare sector led to underperformance in the Fund's healthcare holdings overall. Pharmaceutical manufacturer Taro Pharmaceuticals Industries Limited, hospice care provider Odyssey HealthCare, Inc., and medical products company Merit Medical Systems, Inc. all had a negative impact on the Fund's performance. Taro Pharmaceuticals reported disappointing first quarter results due to both lower-than-expected revenue from new over-the-counter products, as well as higher costs to market those products. Odyssey also reported disappointing results in the first quarter and gave forward guidance that fell short of analyst expectations. Merit reported disappointing third quarter results due to increased competitive pressures.

   Other weak individual performers during the period came from the industrials sector. KVH Industries, Inc., a manufacturer of digital defense navigation products and consumer communication satellite tracking technology, saw its stock price drop significantly in the first quarter after the company disclosed delays in closing a large defense order, as well as a slower-than-expected ramp-up in a new consumer-related product. Corinthian Colleges, Inc. also hurt Fund performance as the company was negatively impacted by slowing admission trends.

   In the materials sector, a relative underweight position coupled with poor stock selection negatively impacted Fund performance. As one such example, materials holding GRAFTECH INTERNATIONAL LIMITED, which sells consumables used in steel manufacturing, performed poorly as the company was unable to convert a strong steel cycle into solid earnings growth.

   Stock selection in the information technology sector also negatively affected the Fund's performance. Within the semiconductor industry, several holdings hampered Fund performance as evidence mounted that the current cycle had reached its peak. BROOKS AUTOMATION, INC., which makes automation equipment for semiconductor manufacturing; OmniVision Technologies, Inc., which makes semiconductors for digital cameras and other applications; and Fairchild Semiconductor International, Inc., which makes a variety of commodity-oriented semiconductor components, all dragged on Fund performance.

   Other names that detracted from Fund performance included Performance Food Group Company, a food distribution company, and CUMULUS MEDIA, INC., a middle-market radio station operator. Performance Foods was negatively impacted in the second quarter by higher costs and lower productivity associated with new product rollouts. Cumulus was hurt by investor fears that advertising dollars were migrating away from traditional channels, such as radio, to Internet-based venues.

   In addition, Fund performance was negatively impacted by a relative underweight position in the financials sector.

   We continue to focus on our bottom-up stock selection process, which factors greatly into the allocation of the Fund's sector weightings. As we entered 2005, the Fund was overweight the consumer discretionary and industrials sectors, underweight financials and, to a lesser degree, the information technology sector. Within consumer discretionary, the Fund had a high relative weighting in the lodging and gaming industries. Finally, the Fund was slightly underweight healthcare, but maintained a high relative weighting in the pharmaceutical industry.

Our strategy for the Fund remains consistent. We will continue to emphasize companies that we believe have higher quality characteristics such as sustainable earnings growth, reasonable valuations and effective management teams.

/s/ Bradley C. Orr                      /s/ James (J.D.) Padgett

Bradley C. Orr, CFA                     James (J.D.) Padgett, CFA
Co-Portfolio Manager                    Co-Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                              BEGINNING            ENDING         EXPENSES PAID
                                                            ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                              (7/1/04)           (12/31/04)      (7/1/04-12/31/04)
   ---------------------------------------------------------------------------------------------------------------
   CLASS A ACTUAL                                            $ 1,000.00         $ 1,052.65         $     7.30
   CLASS A HYPOTHETICAL                                        1,000.00           1,017.82               7.18

   CLASS B ACTUAL                                              1,000.00           1,042.61              12.14
   CLASS B HYPOTHETICAL                                        1,000.00           1,013.04              11.96

   CLASS C ACTUAL                                              1,000.00           1,042.73              11.98
   CLASS C HYPOTHETICAL                                        1,000.00           1,013.19              11.81

   CLASS F ACTUAL                                              1,000.00           1,053.22               6.84
   CLASS F HYPOTHETICAL                                        1,000.00           1,018.28               6.72

   CLASS R ACTUAL                                              1,000.00           1,055.53               5.86
   CLASS R HYPOTHETICAL                                        1,000.00           1,019.25               5.75

   CLASS T ACTUAL                                              1,000.00           1,048.71               9.10
   CLASS T HYPOTHETICAL                                        1,000.00           1,016.04               8.96

   *Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, where applicable.

                                EXPENSE RATIO
-------------------------------------------------
   CLASS A                          1.41%
   CLASS B                          2.35%
   CLASS C                          2.32%
   CLASS F                          1.32%
   CLASS R                          1.13%
   CLASS T                          1.76%

STATEMENT OF INVESTMENTS
DECEMBER 31, 2004

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--100.1%
AEROSPACE & DEFENSE--1.0%
   515,697   Hexcel Corporation*                                 $      7,477,604
                                                                 ----------------
AIR FREIGHT & LOGISTICS--2.3%
   118,750   Forward Air Corporation*                                   5,308,125
   169,340   UTI Worldwide, Inc.                                       11,518,507
                                                                 ----------------
                                                                       16,826,632
                                                                 ----------------

APPAREL RETAIL--0.9%
   356,300   Hot Topic, Inc.*                                           6,124,797
                                                                 ----------------
APPLICATION SOFTWARE--3.5%
   565,180   Altiris, Inc.*                                            20,024,327
   315,400   Quest Software, Inc.*                                      5,030,630
                                                                 ----------------
                                                                       25,054,957
                                                                 ----------------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
    54,000   Affiliated Managers Group, Inc.*                           3,657,960
                                                                 ----------------
BROADCASTING & CABLE TV--0.9%
   410,425   Cumulus Media, Inc.*                                       6,189,209
                                                                 ----------------
BUILDING PRODUCTS--2.1%
   286,112   Trex Company, Inc.*                                       15,003,713
                                                                 ----------------
CASINOS & GAMING--7.3%
   478,530   GTECH Holdings Corporation                                12,417,854
   380,432   Pinnacle Entertainment, Inc.*                              7,524,945
   313,131   Station Casinos, Inc.                                     17,122,003
   448,225   WMS Industries, Inc.*                                     15,033,467
                                                                 ----------------
                                                                       52,098,269
                                                                 ----------------
COMMUNICATIONS EQUIPMENT--9.8%
   365,450   Avocent Corporation*                                      14,808,034
   646,800   Foundry Networks, Inc.*                                    8,511,888
   254,820   Harris Corporation                                        15,745,328
   512,907   Polycom, Inc.*                                            11,960,991
   931,280   Powerwave Technologies, Inc.*                              7,897,254
   533,375   Tekelec*                                                  10,902,185
                                                                 ----------------
                                                                       69,825,680
                                                                 ----------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.7%
   249,625   Wabtec Corporation                                         5,322,005
                                                                 ----------------
DIVERSIFIED COMMERCIAL SERVICES--2.4%
   183,485   Asset Acceptance Capital Corporation*                      3,908,231
   397,310   Education Management Corporation*                         13,115,203
                                                                 ----------------
                                                                       17,023,434
                                                                 ----------------
ELECTRICAL COMPONENTS & EQUIPMENT--2.0%
   410,350   AMETEK, Inc.                                              14,637,185
                                                                 ----------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.2%
   680,065   Aeroflex, Inc.*                                            8,242,388
                                                                 ----------------
ELECTRONIC MANUFACTURING SERVICES--1.1%
   399,375   RadiSys Corporation*                                       7,807,781
                                                                 ----------------

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
EMPLOYMENT SERVICES--1.1%
   378,213   Gevity HR, Inc.                                     $      7,776,059
                                                                 ----------------
ENVIRONMENTAL SERVICES--1.6%
   241,565   Stericycle, Inc.*                                         11,099,912
                                                                 ----------------
EXCHANGE TRADED FUNDS--1.0%
   182,600   Nasdaq 100 Index Tracking Stock                            7,287,566
                                                                 ----------------
GENERAL MERCHANDISE STORES--1.4%
   336,093   Tuesday Morning Corporation*                              10,294,529
                                                                 ----------------
HEALTHCARE DISTRIBUTORS--3.3%
   226,375   Fisher Scientific International, Inc.*                    14,121,273
   138,286   Henry Schein, Inc.*                                        9,630,237
                                                                 ----------------
                                                                       23,751,510
                                                                 ----------------
HEALTHCARE EQUIPMENT--2.0%
   256,200   I-Flow Corporation*                                        4,670,526
   189,716   Mine Safety Appliances Company                             9,618,601
                                                                 ----------------
                                                                       14,289,127
                                                                 ----------------
HEALTHCARE SERVICES--2.1%
   376,805   SFBC International, Inc.*                                 14,883,798
                                                                 ----------------
HEALTHCARE SUPPLIES--0.9%
   120,001   Dade Behring Holdings, Inc.*                               6,720,056
                                                                 ----------------
HOME FURNISHINGS--1.7%
   560,493   Tempur-Pedic International, Inc.*                         11,882,452
                                                                 ----------------
HOTELS, RESORTS & CRUISE LINES--4.8%
   306,572   Choice Hotels International, Inc.                         17,781,176
   402,810   Gaylord Entertainment Company*                            16,728,699
                                                                 ----------------
                                                                       34,509,875
                                                                 ----------------
INDUSTRIAL MACHINERY--1.6%
   267,225   Briggs & Stratton Corporation                             11,111,216
                                                                 ----------------
INTERNET SOFTWARE & SERVICES--0.1%
    94,792   Digitas, Inc.*                                               905,264
                                                                 ----------------
IT CONSULTING & OTHER SERVICES--1.3%
   587,560   Perot Systems Corporation Class A*                         9,418,586
                                                                 ----------------
LEISURE FACILITIES--0.9%
   259,065   Life Time Fitness, Inc.*                                   6,704,602
                                                                 ----------------
LEISURE PRODUCTS--1.8%
   632,992   Marvel Enterprises, Inc.*                                 12,963,676
                                                                 ----------------
OFFICE SERVICES & SUPPLIES--1.1%
   279,675   Herman Miller, Inc.                                        7,727,420
                                                                 ----------------
OIL & GAS EQUIPMENT & SERVICES--3.5%
   388,745   National-Oilwell, Inc.*                                   13,718,811
   747,000   Superior Energy Services, Inc.*                           11,511,270
                                                                 ----------------
                                                                       25,230,081
                                                                 ----------------
OIL & GAS EXPLORATION & PRODUCTION--0.9%
   168,850   Quicksilver Resources, Inc.*                               6,210,303
                                                                 ----------------

SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
PHARMACEUTICALS--11.4%
   437,200   Endo Pharmaceuticals Holdings, Inc.*                $      9,189,944
   300,840   Eon Labs, Inc.*                                            8,122,680
 1,155,880   Impax Laboratories, Inc.*                                 18,355,374
   394,197   Inspire Pharmaceuticals, Inc.*                             6,610,684
   338,627   Medicis Pharmaceutical Corporation Class A                11,889,194
   451,065   MGI Pharma, Inc.*                                         12,634,331
   837,525   Salix Pharmaceuticals Limited*                            14,732,065
                                                                 ----------------
                                                                       81,534,272
                                                                 ----------------
REGIONAL BANKS--0.9%
   273,980   Southwest Bancorporation of Texas, Inc.                    6,380,994
                                                                 ----------------
RESTAURANTS--2.1%
   286,342   RARE Hospitality International, Inc.*                      9,122,856
   108,469   Red Robin Gourmet Burgers, Inc.*                           5,799,837
                                                                 ----------------
                                                                       14,922,693
                                                                 ----------------
SEMICONDUCTOR EQUIPMENT--1.8%
   254,295   Brooks Automation, Inc.*                                   4,378,960
   860,430   Entegris, Inc.*                                            8,561,279
                                                                 ----------------
                                                                       12,940,239
                                                                 ----------------
SEMICONDUCTORS--3.4%
   475,300   Intersil Corporation Class A                               7,956,522
   304,415   Semtech Corporation*                                       6,657,556
   281,625   Sigmatel, Inc.*                                           10,006,136
                                                                 ----------------
                                                                       24,620,214
                                                                 ----------------
SPECIALTY STORES--3.3%
   237,400   Guitar Center, Inc.*                                      12,508,606
   280,250   PETCO Animal Supplies, Inc.*                              11,064,270
                                                                 ----------------
                                                                       23,572,876
                                                                 ----------------
STEEL--1.0%
   775,800   GrafTech International Limited*                            7,339,068
                                                                 ----------------
TECHNOLOGY DISTRIBUTORS--1.9%
   645,986   Insight Enterprises, Inc.*                                13,255,633
                                                                 ----------------
THRIFTS & MORTGAGE FINANCE--1.8%
   351,850   BankAtlantic Bancorp, Inc.                                 7,001,815
   401,725   NewAlliance Bancshares, Inc.                               6,146,393
                                                                 ----------------
                                                                       13,148,208
                                                                 ----------------
TRADING COMPANIES & DISTRIBUTORS--3.6%
   203,037   Fastenal Company                                          12,498,958
   412,125   Hughes Supply, Inc.                                       13,332,244
                                                                 ----------------
                                                                       25,831,202
                                                                 ----------------
TRUCKING--2.1%
   165,950   J.B. Hunt Transport Services, Inc.                         7,442,859
   210,170   Overnite Corporation                                       7,826,730
                                                                 ----------------
                                                                       15,269,589
                                                                 ----------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$588,636,767)                                                  716,872,634
                                                                 ----------------

UNITS                                                                MARKET VALUE
---------------------------------------------------------------------------------
RIGHTS AND WARRANTS--0.0%
COMMERCIAL PRINTING--0.0%
     2,368   American Banknote Corporation Warrants,
             expire 2007*                                        $              0
     2,368   American Banknote Corporation Warrants,
             expire 2007*                                                       0
                                                                 ----------------
                                                                                0
                                                                 ----------------
TOTAL RIGHTS AND WARRANTS
(COST--$0)                                                                      0
                                                                 ----------------

PRINCIPAL AMOUNT                                                   AMORTIZED COST
---------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.1%
PACKAGED FOODS & MEATS--0.0%
$  250,000   Hershey Foods Corporation
             2.18% 1/18/05~                                      $        249,743
                                                                 ----------------
PHARMACEUTICALS--2.1%
14,700,000   Novartis Finance Corporation
             2.10% 1/3/05~                                             14,698,285
                                                                 ----------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$14,948,028)                                          14,948,028
                                                                 ----------------
TOTAL INVESTMENTS--102.2%
(TOTAL COST--$603,584,795)                                            731,820,662
                                                                 ----------------
OTHER ASSETS AND LIABILITIES--(2.2%)                                  (16,008,060)
                                                                 ----------------
NET ASSETS--100.0%                                               $    715,812,602
                                                                 ================

NOTES TO STATEMENT OF INVESTMENTS
*    NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $14,948,028, OR 2.1%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS

Investment securities, at cost                                      $  603,584,795
                                                                    --------------
Investment securities, at market                                       731,820,662
Cash                                                                     1,701,065
Receivables:
   Investment securities sold                                            8,466,233
   Capital shares sold                                                     843,329
   Dividends and interest                                                  204,360
   Other assets                                                             55,561
                                                                    --------------
Total Assets                                                           743,091,210
                                                                    --------------
LIABILITIES

Payables and other accrued liabilities:
   Investment securities purchased                                      12,588,937
   Capital shares redeemed                                              13,561,036
   Advisory fees                                                           511,956
   Shareholder servicing fees                                               42,522
   Accounting fees                                                          32,884
   Distribution fees                                                       178,357
   Transfer agency fees                                                     68,989
   Custodian fees                                                            2,331
   Other                                                                   291,596
                                                                    --------------
Total Liabilities                                                       27,278,608
                                                                    --------------
Net Assets                                                          $  715,812,602
                                                                    ==============
COMPOSITION OF NET ASSETS

Capital (par value and paid-in surplus)                             $  977,746,311
Accumulated net investment loss                                           (125,444)
Accumulated net realized loss from security transactions              (390,044,132)
Net unrealized appreciation on investments                             128,235,867
                                                                    --------------
Total                                                               $  715,812,602
                                                                    ==============

CLASS A

Net Assets                                                          $   65,762,908
Shares Outstanding                                                       2,282,112
Net Asset Value, Redemption Price Per Share                         $        28.82
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                      $        30.58

CLASS B

Net Assets                                                          $   18,795,088
Shares Outstanding                                                         682,247
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share             $        27.55

CLASS C

Net Assets                                                          $    6,667,702
Shares Outstanding                                                         241,835
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share             $        27.57

CLASS F

Net Assets                                                          $  550,622,293
Shares Outstanding                                                      19,139,530
Net Asset Value, Offering and Redemption Price Per Share            $        28.77

CLASS R

Net Assets                                                          $   72,316,956
Shares Outstanding                                                       2,475,042
Net Asset Value, Offering and Redemption Price Per Share            $        29.22

CLASS T

Net Assets                                                          $    1,647,655
Shares Outstanding                                                          58,461
Net Asset Value, Redemption Price Per Share                         $        28.18
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                      $        29.51

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME

Dividends                                                           $    1,784,778
Interest                                                                   228,763
Foreign taxes withheld                                                      (6,103)
                                                                    --------------
Total Investment Income                                                  2,007,438
                                                                    --------------
EXPENSES

Advisory fees--Note 2                                                    6,304,317
Shareholder servicing fees--Note 2                                         570,834
Accounting fees--Note 2                                                    403,104
Distribution fees--Note 2                                                1,390,333
Transfer agency fees--Note 2                                               943,677
Registration fees                                                           77,988
Postage and mailing expenses                                                98,295
Custodian fees and expenses--Note 2                                         19,546
Printing expenses                                                          106,315
Legal and audit fees                                                       127,025
Directors' fees and expenses--Note 2                                       125,318
Other expenses                                                             152,806
                                                                    --------------
   Total Expenses                                                       10,319,558
   Earnings Credits                                                        (15,926)
   Reimbursed/Waived Expenses                                                 (941)
   Expense Offset to Broker Commissions                                     (4,050)
                                                                    --------------
   Net Expenses                                                         10,298,641
                                                                    --------------
Net Investment Loss                                                     (8,291,203)
                                                                    --------------
REALIZED AND UNREALIZED GAIN ON SECURITY TRANSACTIONS

Net Realized Gain on Security Transactions                              74,597,741
Net Change in Unrealized Appreciation/Depreciation of Investments        5,007,548
                                                                    --------------
Net Realized and Unrealized Gain                                        79,605,289
                                                                    --------------
Net Increase in Net Assets Resulting from Operations                $   71,314,086
                                                                    ==============

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED        YEAR ENDED
                                                                                      12/31/04          12/31/03
OPERATIONS

Net Investment Loss                                                                $   (8,291,203)   $   (9,085,288)
Net Realized Gain                                                                      74,597,741        13,930,958
Net Change in Unrealized
 Appreciation/Depreciation of Investments                                               5,007,548       218,611,635
                                                                                   --------------    --------------
Net Increase in Net Assets Resulting from Operations                                   71,314,086       223,457,305
                                                                                   --------------    --------------
CAPITAL SHARE TRANSACTIONS

Net Increase (Decrease)--Note 4
   Class A                                                                            (20,072,155)       (9,822,554)
   Class B                                                                             (3,926,079)       (3,591,234)
   Class C                                                                             (2,295,210)       (1,821,877)
   Class F                                                                           (143,830,150)      (36,105,693)
   Class R                                                                                 25,138         5,799,244
   Class T                                                                               (302,253)           68,669
                                                                                   --------------    --------------
Net Decrease from Capital Share Transactions                                         (170,400,709)      (45,473,445)
                                                                                   --------------    --------------
Net Increase (Decrease) in Net Assets                                                 (99,086,623)      177,983,860
                                                                                   --------------    --------------
NET ASSETS

Beginning of year                                                                  $  814,899,225    $  636,915,365
                                                                                   --------------    --------------
End of year                                                                        $  715,812,602    $  814,899,225
                                                                                   ==============    ==============

Accumulated Net Investment Loss                                                    $     (125,444)   $      (99,180)

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED
                                                                             DECEMBER 31,
                                               2004             2003             2002             2001             2000
                                           ----------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      26.04     $      19.09     $      28.50     $      34.79     $      40.88
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

Net investment loss                               (0.64)           (0.36)           (0.31)           (0.17)           (0.03)
Net realized and unrealized gains
 (losses) on securities                            3.42             7.31            (9.10)           (6.02)           (3.45)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.78             6.95            (9.41)           (6.19)           (3.48)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      28.82     $      26.04     $      19.09     $      28.50     $      34.79
                                           ================================================================================

TOTAL RETURN*                                     10.68%           36.41%          (33.02%)         (17.78%)          (8.18%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $     65,763     $     79,630     $     67,184     $    117,773     $    131,298
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.38%            1.50%            1.35%            1.19%            1.24%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.37%            1.50%            1.35%            1.18%            1.20%
Net investment loss                               (1.11%)          (1.25%)          (1.08%)          (0.58%)          (0.21%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                              YEAR ENDED
                                                                              DECEMBER 31,
                                               2004             2003             2002             2001             2000
                                           ----------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      25.12     $      18.60     $      28.03     $      34.49     $      40.88
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (1.07)           (0.81)           (0.69)           (0.45)           (0.21)
Net realized and unrealized gains
 (losses) on securities                            3.50             7.33            (8.74)           (5.91)           (3.57)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.43             6.52            (9.43)           (6.36)           (3.78)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      27.55     $      25.12     $      18.60     $      28.03     $      34.49
                                           ================================================================================

TOTAL RETURN*                                      9.67%           35.05%          (33.64%)         (18.43%)          (8.92%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $     18,795     $     21,009     $     18,804     $     35,845     $     50,883
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            2.30%            2.56%            2.26%            1.97%            1.97%
Expenses with reimbursements,
 earnings credits and brokerage offsets            2.29%            2.56%            2.26%            1.96%            1.94%
Net investment loss                               (2.03%)          (2.31%)          (1.98%)          (1.35%)          (1.02%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            YEAR ENDED
                                                                            DECEMBER 31,
                                               2004             2003             2002             2001             2000
                                           ----------------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      25.14     $      18.60     $      28.05     $      34.51     $      40.88
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (1.53)           (0.94)           (0.86)           (0.48)           (0.19)
Net realized and unrealized gains
 (losses) on securities                            3.96             7.48            (8.59)           (5.88)           (3.57)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.43             6.54            (9.45)           (6.36)           (3.76)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      27.57     $      25.14     $      18.60     $      28.05     $      34.51
                                           ================================================================================

TOTAL RETURN*                                      9.67%           35.16%          (33.69%)         (18.42%)          (8.87%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $      6,668     $      8,352     $      7,794     $     17,031     $     25,275
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            2.28%            2.52%            2.27%            1.98%            1.97%
Expenses with reimbursements,
 earnings credits and brokerage offsets            2.27%            2.52%            2.26%            1.96%            1.94%
Net investment loss                               (2.01%)          (2.28%)          (1.99%)          (1.36%)          (1.01%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                              YEAR ENDED
                                                                              DECEMBER 31,
                                                2004            2003             2002            2001             2000
                                           ----------------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      25.98     $      19.04     $      28.45     $      34.74     $      40.86
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.69)           (0.35)           (0.36)           (0.20)           (0.07)
Net realized and unrealized gains
 (losses) on securities                            3.48             7.29            (9.05)           (5.99)           (3.44)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.79             6.94            (9.41)           (6.19)           (3.51)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      28.77     $      25.98     $      19.04     $      28.45     $      34.74
                                           ================================================================================

TOTAL RETURN                                      10.74%           36.45%          (33.08%)         (17.81%)          (8.26%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $    550,622     $    638,880     $    498,970     $    847,330     $  1,066,003
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.35%            1.53%            1.41%            1.25%            1.28%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.34%            1.53%            1.40%            1.24%            1.25%
Net investment loss                               (1.08%)          (1.29%)          (1.13%)          (0.64%)          (0.46%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              YEAR ENDED
                                                                              DECEMBER 31,
                                               2004            2003              2002            2001             2000
                                           ----------------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      26.32     $      19.23     $      28.64     $      34.87     $      40.88
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      (0.24)           (0.17)           (0.18)           (0.08)            0.00+
Net realized and unrealized gains
 (losses) on securities                            3.14             7.26            (9.23)           (6.05)           (3.40)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.90             7.09            (9.41)           (6.13)           (3.40)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      29.22     $      26.32     $      19.23     $      28.64     $      34.87
                                           ================================================================================

TOTAL RETURN                                      11.02%           36.87%          (32.86%)         (17.57%)          (7.98%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $     72,317     $     65,240     $     42,872     $     61,163     $      4,693
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.11%            1.21%            1.10%            0.95%            0.96%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.10%            1.21%            1.10%            0.94%            0.93%
Net investment income (loss)                      (0.83%)          (0.96%)          (0.82%)          (0.38%)           0.01%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

+ NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                              YEAR ENDED
                                                                              DECEMBER 31,
                                               2004             2003             2002            2001             2000
                                           ----------------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $      25.55     $      18.79     $      28.24     $      34.69     $      40.88
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.65)           (0.31)           (0.54)           (0.33)           (0.09)
Net realized and unrealized gains
 (losses) on securities                            3.28             7.07            (8.91)           (6.02)           (3.49)
                                           --------------------------------------------------------------------------------
Total from investment operations                   2.63             6.76            (9.45)           (6.35)           (3.58)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00             0.00             0.00
From net realized gains                            0.00             0.00             0.00            (0.10)           (2.61)
                                           --------------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00            (0.10)           (2.61)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $      28.18     $      25.55     $      18.79     $      28.24     $      34.69
                                           ================================================================================

TOTAL RETURN*                                     10.29%           35.98%          (33.46%)         (18.30%)          (8.43%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $      1,648     $      1,788     $      1,291     $      2,341     $      1,908
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.71%            1.91%            2.06%            1.83%            1.48%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.70%            1.90%            2.06%            1.82%            1.44%
Net investment loss                               (1.44%)          (1.66%)          (1.79%)          (1.24%)          (0.50%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                             98%             130%             128%             110%             108%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $323,778 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $120,941 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                    TRANSFER
                                   AGENCY FEES
     ------------------------------------------
     Class A                       $    39,332
     Class B                       $    43,876
     Class C                       $    14,862
     Class R                       $    22,780
     Class T                       $     2,230

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $699,656 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended

December 31, 2004, the Fund was charged $25,839 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $1,185,726 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                   DISTRIBUTION     SHAREHOLDER
                                       FEES        SERVICING FEES
     ------------------------------------------------------------
     Class A                                N/A    $      176,095
     Class B                       $    146,288    $       48,763
     Class C                       $     54,182    $       18,061
     Class T                       $      4,137    $        4,137

During the year ended December 31, 2004, DSC retained $1,102 and $9 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $5,116, $63,542 and $912 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the

Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

     TIME PERIOD                                   AMOUNT OF WAIVER
     --------------------------------------------------------------
     9/1/03 to 8/31/04                             $        150,000
     9/1/04 to 8/31/05                             $        200,000
     9/1/05 to 8/31/06                             $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $941, which reduced the amount paid to Mellon Bank to $18,605.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET         UNDISTRIBUTED NET          PAID-IN
          INVESTMENT INCOME     REALIZED GAINS AND LOSSES      CAPITAL
          ----------------------------------------------------------------
          $       8,264,939             $   0               $   (8,264,939)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $72,337,100. Accumulated capital losses as of December 31, 2004 were:

     EXPIRATION                          AMOUNT
     ----------------------------------------------
     2009                           $   138,824,492
     2010                           $   230,439,968
     2011                           $    14,100,468
                                    $   383,364,928
                                    ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Federal Tax Cost                              $   610,263,999
     Gross Tax Appreciation of Investments         $   131,634,068
     Gross Tax Depreciation of Investments         $   (10,077,405)
     Net Tax Appreciation                          $   121,556,663

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                            YEAR ENDED                            YEAR ENDED
                                             12/31/04                              12/31/03
                                     SHARES             AMOUNT              SHARES             AMOUNT
CLASS A

Sold                                     606,846    $    16,285,433          1,201,496    $    27,097,339
Redeemed                              (1,383,103)   $   (36,357,588)        (1,662,688)   $   (36,919,893)
                                 ------------------------------------------------------------------------
Net Decrease                            (776,257)   $   (20,072,155)          (461,192)   $    (9,822,554)
                                 ========================================================================
CLASS B

Sold                                       7,176    $       180,419             10,129    $       212,967
Redeemed                                (161,266)   $    (4,106,498)          (184,783)   $    (3,804,201)
                                 ------------------------------------------------------------------------
Net Decrease                            (154,090)   $    (3,926,079)          (174,654)   $    (3,591,234)
                                 ========================================================================
CLASS C

Sold                                       7,418    $       188,358             21,413    $       428,341
Redeemed                                 (97,877)   $    (2,483,568)          (108,035)   $    (2,250,218)
                                 ------------------------------------------------------------------------
Net Decrease                             (90,459)   $    (2,295,210)           (86,622)   $    (1,821,877)
                                 ========================================================================
CLASS F

Sold                                   3,312,230    $    88,403,785          5,367,437    $   117,439,063
Redeemed                              (8,760,046)   $  (232,233,935)        (6,981,197)   $  (153,544,756)
                                 ------------------------------------------------------------------------
Net Decrease                          (5,447,816)   $  (143,830,150)        (1,613,760)   $   (36,105,693)
                                 ========================================================================
CLASS R

Sold                                     568,863    $    15,239,651            500,330    $    11,153,199
Redeemed                                (572,087)   $   (15,214,513)          (251,484)   $    (5,353,955)
                                 ------------------------------------------------------------------------
Net Increase (Decrease)                   (3,224)   $        25,138            248,846    $     5,799,244
                                 ========================================================================
CLASS T

Sold                                      15,867    $       408,647             18,394    $       420,952
Redeemed                                 (27,379)   $      (710,900)           (17,137)   $      (352,283)
                                 ------------------------------------------------------------------------
Net Increase (Decrease)                  (11,512)   $      (302,253)             1,257    $        68,669
                                 ========================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $724,668,931 and $883,143,892, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004 the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr. Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
DISCOVERY FUND                          DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset Management LLC           New York, NY  10166
210 University Boulevard
Suite 800
Denver, CO  80206                       DISTRIBUTOR
                                        Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2005 Dreyfus Service Corporation                         0182AR1204

        Dreyfus Founders
        Equity Growth Fund

        Formerly known as Dreyfus Founders Growth and Income Fund.




        ANNUAL REPORT     December 31, 2004



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                  3

Fund Expenses                                                       10

Statement of Investments                                            12

Statement of Assets and Liabilities                                 17

Statement of Operations                                             19

Statements of Changes in Net Assets                                 20

Financial Highlights                                                21

Notes to Financial Statements                                       27

Report of Independent Registered Public Accounting Firm             37

Other Tax Information                                               38

Your Board Representatives                                          39

          -----------------------------------------------------------
          Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
          -----------------------------------------------------------



INVESTMENT MANAGER                      DISTRIBUTOR

Founders Asset Management LLC           Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)          200 Park Avenue
210 University Boulevard, Suite 800     New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-8 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH PORTFOLIO
MANAGER JOHN B. JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2004?

Dreyfus Founders Equity Growth Fund underperformed its benchmark, the Standard & Poor's 500 Index, which posted a 10.88% return for the 12-month period ended December 31, 2004.

WHAT WAS THE BROAD MARKET ENVIRONMENT IN WHICH THE FUND PERFORMED DURING THE PERIOD?

The first three quarters of 2004 proved rough for U.S. equity markets as various factors weighed heavily on investor sentiment. Among these factors were the continued uncertainty surrounding geopolitical activity in the Middle East, the anticipation and enactment of increases in the federal funds rate, skyrocketing oil prices and the run-up to the closely contested U.S. Presidential election. However, by the fourth quarter numerous investor concerns were resolved and the markets rallied.

WHAT MANAGEMENT DECISIONS POSITIVELY CONTRIBUTED TO FUND PERFORMANCE DURING THE PERIOD?

Overall, strong stock selection drove the Fund's performance during the period, as numerous holdings positively impacted Fund performance. When examining sectors, holdings in the consumer discretionary, information technology and industrials sectors provided the largest boon to Fund performance relative to its benchmark.

[SIDENOTE]

"CONTINUED STRONG CONSUMER SPENDING BOOSTED THE CONSUMER DISCRETIONARY SECTOR."

   Continued strong consumer spending boosted the consumer discretionary sector in 2004. During the period, our bottom-up investment process led us to forecast strong demand for leisure cruising, and as a result we compiled earnings estimates that were ahead of Wall Street forecasts. The Fund's holdings in the cruise industry, ROYAL CARIBBEAN CRUISES LIMITED and CARNIVAL CORPORATION, positively impacted relative Fund performance and contributed to an overweight position in the consumer discretionary sector versus the benchmark. STARWOOD HOTELS & RESORTS WORLDWIDE, INC. also benefited from an uptick in business and leisure travel. Additionally, retailer Nordstrom, Inc. gained in this accommodative spending environment.

   Although information technology stocks showed mixed performance in general during the period, strong stock selection in this sector helped the Fund's relative performance. Driven by continued strong demand for its iPod and the introduction of a new Mac computer, APPLE COMPUTER, INC. had the largest positive impact on the Fund's performance of any stock. Autodesk, Inc., a design software and digital content company, also performed well due to favorable acceptance of new products as well as strong company execution.

   Continued economic strength also benefited holdings in the industrials sector, such as FEDEX CORPORATION, which performed well on improved volumes.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

     - The first three quarters of 2004 proved rough for U.S. equity markets as various factors weighed heavily on investor sentiment.

     - Holdings in the consumer discretionary, information technology and industrials sectors provided the largest boon to Fund performance relative to its benchmark.

     - Although information technology stocks showed mixed performance in general during the period, strong stock selection in this sector helped the Fund's relative performance.

     - Underweight positions in the materials, energy and financials sectors weighed heavily on relative Fund performance during the period.

     - Select information technology issues weighed heavily on performance in spite of the sector's overall positive contribution to the Fund.

   Healthcare holding ABBOT LABORATORIES and energy issue EXXONMOBIL CORPORATION were additional notable performers for the period.

   The Fund's position in Standard & Poor's Depositary Receipts also had a positive impact on Fund performance.

WHAT MANAGEMENT DECISIONS HINDERED FUND PERFORMANCE DURING THE PERIOD?

Our investment strategy is to build a diversified portfolio of high-quality, respected companies that demonstrate the best potential for significant earnings growth. However, there are times when stock performance disappoints, hurting the Fund's overall performance.

   During the period, select information technology issues weighed heavily on performance in spite of the sector's overall positive contribution to the Fund. INTEL CORPORATION experienced lackluster demand and declining gross margins, which sent the stock lower during the year. Oracle Corporation was hurt by the protracted fight to acquire PeopleSoft as well as tepid demand for software. VIACOM, INC. posted growth rates that trailed Wall Street estimates, and MAXIM INTEGRATED PRODUCTS, INC. underperformed as a result of lower market demand for its products and excess channel inventory. CISCO SYSTEMS, INC., NVIDIA Corporation and TEXAS INSTRUMENTS, INC. also underperformed for the period.

LARGEST EQUITY HOLDINGS (ticker symbol)

      1.  SPDR Trust Series 1 (SPY)                            4.77%
      2.  Microsoft Corporation (MSFT)                         3.29%
      3.  Royal Caribbean Cruises Limited (RCL)                2.37%
      4.  Intel Corporation (INTC)                             2.28%
      5.  Wal-Mart Stores, Inc. (WMT)                          2.26%
      6.  Carnival Corporation (CCL)                           2.15%
      7.  Cisco Systems, Inc. (CSCO)                           2.09%
      8.  Kohl's Corporation (KSS)                             2.07%
      9.  SAP AG Sponsored ADR (SAP)                           2.07%
     10.  Gillette Company (G)                                 1.97%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     S&P 500
               Shares      Index
----------------------------------
12/31/1994     $10,000     $10,000
12/31/1995     $12,906     $13,758
12/31/1996     $16,051     $16,917
12/31/1997     $19,171     $22,561
12/31/1998     $22,579     $29,008
12/31/1999     $25,973     $35,112
12/29/2000     $20,891     $31,915
12/31/2001     $17,226     $28,122
12/31/2002     $12,862     $21,907
12/31/2003     $16,808     $28,190
12/31/2004     $18,316     $31,258

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Equity Growth Fund on 12/31/94 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                                1           5            10         SINCE
CLASS (Inception Date)                         YEAR       YEARS         YEARS     INCEPTION
-------------------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
 With sales charge (5.75%)                     2.39%      (8.27%)         --       (8.27%)
 Without sales charge                          8.54%      (7.18%)         --       (7.18%)

CLASS B SHARES (12/31/99)
 With redemption*                              3.73%      (8.03%)         --       (8.03%)
 Without redemption                            7.73%      (7.68%)         --       (7.68%)

CLASS C SHARES (12/31/99)
 With redemption**                             6.87%      (8.00%)         --       (8.00%)
 Without redemption                            7.87%      (8.00%)         --       (8.00%)

CLASS F SHARES (7/5/38)                        8.97%      (6.75%)       6.24%        N/A

CLASS R SHARES (12/31/99)                      8.88%      (6.96%)         --       (6.96%)

CLASS T SHARES (12/31/99)
 With sales charge (4.50%)                     2.83%      (8.61%)         --       (8.61%)
 Without sales charge                          7.76%      (7.76%)         --       (7.76%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

[CHART]

       PORTFOLIO COMPOSITION OF NET ASSETS

        Information Technology         30.05%
        Consumer Discretionary         19.11%
        Financials                     11.91%
        Industrials                    11.26%
        Healthcare                      9.42%
        Consumer Staples                8.15%
        Energy                          2.37%
        Other                           5.27%
        Cash & Equivalents              2.46%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Underweight positions in the materials, energy and financials sectors also weighed heavily on relative Fund performance during the period. Additionally, weak stock selection in materials and financials dragged on the Fund's annual return.

   Other notable detractors from Fund performance included COCA-COLA COMPANY and Newmont Mining Corporation. In addition, PFIZER, INC. had the largest negative impact on the Fund's performance of any stock. Generic competition and safety concerns surrounding two of the company's COX-2 inhibitor drugs combined to hurt Pfizer's share price for the period.

We will continue to apply our fundamental-based investment process and philosophy in seeking companies that we believe have the potential to take advantage of an improving economy and that exhibit strong earnings growth.

/s/ John B. Jares

John B. Jares, CFA
Portfolio Manager

                       This page intentionally left blank.

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you hold to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you hold with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                          BEGINNING            ENDING           EXPENSES PAID
                                        ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD*
                                          (7/1/04)            (12/31/04)      (7/1/04-12/31/04)
   --------------------------------------------------------------------------------------------
   CLASS A ACTUAL                       $    1,000.00       $    1,057.36       $        6.75
   CLASS A HYPOTHETICAL                      1,000.00            1,018.38                6.62

   CLASS B ACTUAL                            1,000.00            1,049.94               10.46
   CLASS B HYPOTHETICAL                      1,000.00            1,014.72               10.28

   CLASS C ACTUAL                            1,000.00            1,051.14               10.36
   CLASS C HYPOTHETICAL                      1,000.00            1,014.82               10.18

   CLASS F ACTUAL                            1,000.00            1,060.70                5.71
   CLASS F HYPOTHETICAL                      1,000.00            1,019.40                5.60

   CLASS R ACTUAL                            1,000.00            1,059.96                5.30
   CLASS R HYPOTHETICAL                      1,000.00            1,019.81                5.19

   CLASS T ACTUAL                            1,000.00            1,049.84               10.83
   CLASS T HYPOTHETICAL                      1,000.00            1,014.36               10.64

   *Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, where applicable.

                                EXPENSE RATIO
   --------------------------------------------------
   CLASS A                          1.30%
   CLASS B                          2.02%
   CLASS C                          2.00%
   CLASS F                          1.10%
   CLASS R                          1.02%
   CLASS T                          2.09%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--92.2%
AIR FREIGHT & LOGISTICS--1.0%
    24,025   FedEx Corporation                                       $  2,366,215
                                                                     ------------
AIRLINES--1.6%
    53,900   AMR Corporation*                                             590,205
    77,400   JetBlue Airways Corporation*                               1,797,228
    86,800   Southwest Airlines Company                                 1,413,104
                                                                     ------------
                                                                        3,800,537
                                                                     ------------
APPLICATION SOFTWARE--1.0%
    53,500   Mercury Interactive Corporation*                           2,436,925
                                                                     ------------
ASSET MANAGEMENT & CUSTODY BANKS--1.0%
    17,250   Bank of New York Company, Inc.                               576,495
    39,675   Northern Trust Corporation                                 1,927,412
                                                                     ------------
                                                                        2,503,907
                                                                     ------------
BIOTECHNOLOGY--2.3%
    29,060   Amgen, Inc.*                                               1,864,199
     9,650   Biogen Idec, Inc.*                                           642,787
    25,375   Genzyme Corporation*                                       1,473,526
    42,425   Gilead Sciences, Inc.*                                     1,484,451
                                                                     ------------
                                                                        5,464,963
                                                                     ------------
BROADCASTING & CABLE TV--1.8%
   132,325   Comcast Corporation Special Class A*                       4,345,553
                                                                     ------------
CASINOS & GAMING--0.5%
    17,275   Wynn Resorts, Limited*                                     1,156,043
                                                                     ------------
COMMUNICATIONS EQUIPMENT--4.6%
    85,150   Avaya, Inc.*                                               1,464,580
   257,138   Cisco Systems, Inc.*                                       4,962,763
    37,775   Motorola, Inc.                                               649,730
    43,850   QUALCOMM, Inc.                                             1,859,240
    60,025   Scientific-Atlanta, Inc.                                   1,981,425
                                                                     ------------
                                                                       10,917,738
                                                                     ------------
COMPUTER & ELECTRONICS RETAIL--0.5%
    19,399   Best Buy Company, Inc.                                     1,152,689
                                                                     ------------
COMPUTER HARDWARE--4.4%
    72,125   Apple Computer, Inc.*                                      4,644,850
    38,750   Dell, Inc.*                                                1,632,925
    43,125   International Business Machines Corporation                4,251,263
                                                                     ------------
                                                                       10,529,038
                                                                     ------------
COMPUTER STORAGE & PERIPHERALS--1.5%
   238,200   EMC Corporation*                                           3,542,034
                                                                     ------------
CONSUMER FINANCE--0.7%
    62,781   MBNA Corporation                                           1,769,796
                                                                     ------------

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES--2.1%
    89,225   Automatic Data Processing, Inc.                         $  3,957,129
    25,625   CheckFree Corporation*                                       975,800
                                                                     ------------
                                                                        4,932,929
                                                                     ------------
DEPARTMENT STORES--2.1%
   100,125   Kohl's Corporation*                                        4,923,146
                                                                     ------------
DIVERSIFIED BANKS--1.0%
    36,150   Wells Fargo & Company                                      2,246,723
                                                                     ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.9%
    29,375   Emerson Electric Company                                   2,059,188
                                                                     ------------
EMPLOYMENT SERVICES--1.6%
    29,500   Manpower, Inc.                                             1,424,850
    69,500   Monster Worldwide, Inc.*                                   2,337,980
                                                                     ------------
                                                                        3,762,830
                                                                     ------------
EXCHANGE TRADED FUNDS--5.3%
    29,650   Nasdaq 100 Index Tracking Stock                            1,183,332
    93,725   SPDR Trust Series 1                                       11,331,353
                                                                     ------------
                                                                       12,514,685
                                                                     ------------
GENERAL MERCHANDISE STORES--1.0%
    57,150   Dollar General Corporation                                 1,187,006
    24,875   Target Corporation                                         1,291,759
                                                                     ------------
                                                                        2,478,765
                                                                     ------------
HEALTHCARE EQUIPMENT--0.7%
    45,425   Boston Scientific Corporation*                             1,614,859
                                                                     ------------
HOME ENTERTAINMENT SOFTWARE--0.5%
    20,600   Electronic Arts, Inc.*                                     1,270,608
                                                                     ------------
HOTELS, RESORTS & CRUISE LINES--3.8%
    88,725   Carnival Corporation                                       5,113,222
    65,800   Starwood Hotels & Resorts Worldwide, Inc.                  3,842,720
                                                                     ------------
                                                                        8,955,942
                                                                     ------------
HOUSEHOLD PRODUCTS--1.5%
    41,025   Clorox Company                                             2,417,603
    23,275   Colgate-Palmolive Company                                  1,190,749
                                                                     ------------
                                                                        3,608,352
                                                                     ------------
HYPERMARKETS & SUPER CENTERS--2.3%
   101,525   Wal-Mart Stores, Inc.                                      5,362,551
                                                                     ------------
INDUSTRIAL CONGLOMERATES--1.2%
    81,375   General Electric Company                                   2,970,188
                                                                     ------------
INDUSTRIAL MACHINERY--0.6%
    15,225   Illinois Tool Works, Inc.                                  1,411,053
                                                                     ------------
INTEGRATED OIL & GAS--1.8%
    82,541   ExxonMobil Corporation                                     4,231,052
                                                                     ------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE--2.7%
    37,250   Goldman Sachs Group, Inc.                               $  3,875,490
    46,900   Morgan Stanley                                             2,603,888
                                                                     ------------
                                                                        6,479,378
                                                                     ------------
LEISURE FACILITIES--2.4%
   103,300   Royal Caribbean Cruises Limited                            5,623,652
                                                                     ------------
LIFE & HEALTH INSURANCE--0.5%
    71,125   UnumProvident Corporation                                  1,275,983
                                                                     ------------
MOVIES & ENTERTAINMENT--4.6%
   211,275   Time Warner, Inc.*                                         4,107,186
    98,600   Viacom, Inc.                                               3,588,054
   117,075   Walt Disney Company                                        3,254,685
                                                                     ------------
                                                                       10,949,925
                                                                     ------------
MULTI-LINE INSURANCE--1.7%
    60,075   American International Group, Inc.                         3,945,125
                                                                     ------------
OFFICE ELECTRONICS--0.4%
    17,700   Zebra Technologies Corporation*                              996,156
                                                                     ------------
OIL & GAS DRILLING--0.6%
    35,150   Diamond Offshore Drilling, Inc.                            1,407,758
                                                                     ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.5%
    52,224   Citigroup, Inc.                                            2,516,152
    29,201   JPMorgan Chase & Company                                   1,139,131
                                                                     ------------
                                                                        3,655,283
                                                                     ------------
PERSONAL PRODUCTS--3.5%
    76,650   Estee Lauder Companies, Inc. Class A                       3,508,271
   104,725   Gillette Company                                           4,689,586
                                                                     ------------
                                                                        8,197,857
                                                                     ------------
PHARMACEUTICALS--5.4%
    87,675   Abbott Laboratories                                        4,090,039
    63,675   Johnson & Johnson                                          4,038,269
    54,767   Pfizer, Inc.                                               1,472,685
    78,125   Wyeth                                                      3,327,344
                                                                     ------------
                                                                       12,928,337
                                                                     ------------
PROPERTY & CASUALTY INSURANCE--0.8%
    36,525   Allstate Corporation                                       1,889,073
                                                                     ------------
PUBLISHING--1.2%
    33,675   Gannett Company, Inc.                                      2,751,248
                                                                     ------------
RAILROADS--1.9%
    45,175   Burlington Northern Santa Fe Corporation                   2,137,229
    36,000   Union Pacific Corporation                                  2,421,000
                                                                     ------------
                                                                        4,558,229
                                                                     ------------
RESTAURANTS--1.1%
    79,425   Cheesecake Factory, Inc.*                                  2,578,930
                                                                     ------------

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT--1.0%
    67,550   Applied Materials, Inc.*                                $  1,155,105
    25,500   KLA-Tencor Corporation*                                    1,187,790
                                                                     ------------
                                                                        2,342,895
                                                                     ------------
SEMICONDUCTORS--6.5%
    36,425   Broadcom Corporation*                                      1,175,799
     4,170   Freescale Semiconductor, Inc. Class B*                        76,561
   231,628   Intel Corporation                                          5,417,779
    92,025   Linear Technology Corporation                              3,566,889
    81,775   Maxim Integrated Products, Inc.                            3,466,442
    52,700   Texas Instruments, Inc.                                    1,297,474
    17,800   Xilinx, Inc.                                                 527,770
                                                                     ------------
                                                                       15,528,714
                                                                     ------------
SOFT DRINKS--0.9%
    52,825   Coca-Cola Company                                          2,199,105
                                                                     ------------
SPECIALTY STORES--0.2%
    15,125   Tiffany & Company                                            483,546
                                                                     ------------
SYSTEMS SOFTWARE--5.0%
    20,075   Adobe Systems, Inc.                                        1,259,506
   292,641   Microsoft Corporation                                      7,816,441
   100,800   VERITAS Software Corporation*                              2,877,840
                                                                     ------------
                                                                       11,953,787
                                                                     ------------
THRIFTS & MORTGAGE FINANCE--1.9%
    28,325   Freddie Mac                                                2,087,553
    58,100   The PMI Group, Inc.                                        2,425,675
                                                                     ------------
                                                                        4,513,228
                                                                     ------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
    37,450   W.W. Grainger, Inc.                                        2,494,919
                                                                     ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$194,185,336)                                                  219,081,437
                                                                     ------------
COMMON STOCKS (FOREIGN)--5.3%
APPLICATION SOFTWARE--2.4%
    29,800   Amdocs Limited (CI)*                                         782,250
   111,300   SAP AG Sponsored ADR (GE)                                  4,920,573
                                                                     ------------
                                                                        5,702,823
                                                                     ------------
INDUSTRIAL CONGLOMERATES--0.5%
    34,650   Tyco International Limited (BD)                            1,238,391
                                                                     ------------
IT CONSULTING & OTHER SERVICES--0.5%
    44,300   Accenture Limited Class A (BD)*                            1,196,100
                                                                     ------------
PHARMACEUTICALS--1.0%
    79,400   Teva Pharmaceutical Industries Limited Sponsored
              ADR (IS)                                                  2,370,884
                                                                     ------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
RAILROADS--0.9%
    33,937   Canadian National Railway Company (CA)                 $   2,078,641
                                                                    -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$10,743,550)                                                    12,586,839
                                                                    -------------

UNITS                                                                MARKET VALUE
---------------------------------------------------------------------------------
RIGHTS AND WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
    17,210   Lucent Technologies Warrants, expire 2007*             $      27,192
                                                                    -------------
TOTAL RIGHTS AND WARRANTS
(COST--$0)                                                                 27,192
                                                                    -------------

PRINCIPAL AMOUNT                                                   AMORTIZED COST
---------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.9%
PHARMACEUTICALS--2.9%
$ 6,800,000  Novartis Finance Corporation
             2.10% 1/3/05~                                          $   6,799,207
                                                                    -------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$6,799,207)                                            6,799,207
                                                                    -------------
TOTAL INVESTMENTS--100.4%
(TOTAL COST--$211,728,093)                                            238,494,675
                                                                    -------------
OTHER ASSETS AND LIABILITIES--(0.4%)                                     (945,502)
                                                                    -------------
NET ASSETS--100.0%                                                  $ 237,549,173
                                                                    =============


NOTES TO STATEMENT OF INVESTMENTS
*    NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $6,799,207, OR 2.9%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
     ADR - AMERICAN DEPOSITARY RECEIPT
     SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT
     BD - BERMUDA
     CA - CANADA
     CI - CHANNEL ISLANDS
     GE - GERMANY
     IS - ISRAEL

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS

Investment securities, at cost                                     $   211,728,093
                                                                   ---------------
Investment securities, at market                                       238,494,675
Cash                                                                       658,365
Receivables:
   Capital shares sold                                                      34,740
   Dividends and interest                                                  262,829
Other assets                                                                60,397
                                                                   ---------------
Total Assets                                                           239,511,006
                                                                   ---------------

LIABILITIES

Payables and other accrued liabilities:
   Investment securities purchased                                       1,272,329
   Capital shares redeemed                                                 371,298
   Advisory fees                                                           129,657
   Shareholder servicing fees                                               24,377
   Accounting fees                                                          11,968
   Distribution fees                                                        39,106
   Transfer agency fees                                                     12,590
   Custodian fees                                                              507
   Other                                                                   100,001
                                                                   ---------------
Total Liabilities                                                        1,961,833
                                                                   ---------------
Net Assets                                                         $   237,549,173
                                                                   ===============

COMPOSITION OF NET ASSETS

Capital (par value and paid-in surplus)                            $   314,880,144
Undistributed net investment income                                        393,754
Accumulated net realized loss from security transactions              (104,491,307)
Net unrealized appreciation on investments
 and foreign currency translation                                       26,766,582
                                                                   ---------------
Total                                                              $   237,549,173
                                                                   ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A

Net Assets                                                         $     1,179,753
Shares Outstanding                                                         242,875
Net Asset Value, Redemption Price Per Share                        $          4.86
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                     $          5.16

CLASS B

Net Assets                                                         $     2,110,213
Shares Outstanding                                                         444,953
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share            $          4.74

CLASS C

Net Assets                                                         $       570,577
Shares Outstanding                                                         122,550
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share            $          4.66

CLASS F

Net Assets                                                         $   233,409,658
Shares Outstanding                                                      47,078,952
Net Asset Value, Offering and Redemption Price Per Share           $          4.96

CLASS R

Net Assets                                                         $       247,003
Shares Outstanding                                                          50,295
Net Asset Value, Offering and Redemption Price Per Share           $          4.91

CLASS T

Net Assets                                                         $        31,969
Shares Outstanding                                                           6,774
Net Asset Value, Redemption Price Per Share                        $          4.72
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                     $          4.94

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME

Dividends                                                          $     3,540,686
Interest                                                                   187,133
Foreign taxes withheld                                                     (10,929)
                                                                   ---------------
Total Investment Income                                                  3,716,890
                                                                   ---------------

EXPENSES

Advisory fees--Note 2                                                    1,494,659
Shareholder servicing fees--Note 2                                         275,877
Accounting fees--Note 2                                                    137,969
Distribution fees--Note 2                                                  160,945
Transfer agency fees--Note 2                                               118,813
Registration fees                                                           38,500
Postage and mailing expenses                                                23,388
Custodian fees and expenses--Note 2                                          8,196
Printing expenses                                                           65,042
Legal and audit fees                                                        55,050
Directors' fees and expenses--Note 2                                        43,829
Other expenses                                                              41,091
                                                                   ---------------
   Total Expenses                                                        2,463,359
   Earnings Credits                                                         (4,126)
   Reimbursed/Waived Expenses                                               (1,523)
   Expense Offset to Broker Commissions                                     (4,681)
                                                                   ---------------
   Net Expenses                                                          2,453,029
                                                                   ---------------
Net Investment Income                                                    1,263,861
                                                                   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS

Net Realized Gain on:
   Security Transactions                                                20,710,060
   Foreign currency transactions                                                33
                                                                   ---------------
Net Realized Gain                                                       20,710,093
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                        (2,549,571)
                                                                   ---------------
Net Realized and Unrealized Gain                                        18,160,522
                                                                   ---------------
Net Increase in Net Assets Resulting from Operations               $    19,424,383
                                                                   ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEAR ENDED         YEAR ENDED
                                                          12/31/04           12/31/03
OPERATIONS

Net Investment Income                                 $     1,263,861     $       103,107
Net Realized Gain on Security Transactions
 and Foreign Currency Transactions                         20,710,093           8,677,330
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation           (2,549,571)         48,238,272
                                                      ---------------     ---------------
Net Increase in Net Assets Resulting
 from Operations                                           19,424,383          57,018,709
                                                      ---------------     ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

From Net Investment Income
   Class A                                                     (3,007)                  0
   Class F                                                   (945,884)           (183,602)
   Class R                                                     (1,108)                  0
                                                      ---------------     ---------------
Net Decrease from Dividends and Distributions                (949,999)           (183,602)
                                                      ---------------     ---------------

CAPITAL SHARE TRANSACTIONS

Net Increase (Decrease)--Note 4
   Class A                                                    174,433             408,018
   Class B                                                    237,470             407,646
   Class C                                                    173,366             121,020
   Class F                                                (18,116,372)        (14,678,661)
   Class R                                                     29,755             127,592
   Class T                                                          0             (12,373)
   Class T Payment by Service Provider                            698                   0
                                                      ---------------     ---------------
Net Decrease from Capital Share Transactions              (17,500,650)        (13,626,758)
                                                      ---------------     ---------------
Net Increase in Net Assets                                    973,734          43,208,349
                                                      ---------------     ---------------

NET ASSETS

Beginning of year                                     $   236,575,439     $   193,367,090
                                                      ---------------     ---------------
End of year                                           $   237,549,173     $   236,575,439
                                                      ===============     ===============

Undistributed Net Investment Income                   $       393,754     $        79,859

     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                            2004          2003          2002          2001          2000
                                          -----------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year        $    4.49     $    3.44     $    4.66     $    5.73     $    7.61
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   0.02          0.03         (0.02)        (0.07)         0.00+
Net realized and unrealized gains
 (losses) on securities                        0.36          1.02         (1.20)        (1.00)        (1.45)
                                          -----------------------------------------------------------------
Total from investment operations               0.38          1.05         (1.22)        (1.07)        (1.45)
-----------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income                    (0.01)         0.00          0.00          0.00          0.00
From net realized gains                        0.00          0.00          0.00          0.00^        (0.43)
                                          -----------------------------------------------------------------
Total distributions                           (0.01)         0.00          0.00          0.00         (0.43)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, end of year              $    4.86     $    4.49     $    3.44     $    4.66     $    5.73
                                          =================================================================

TOTAL RETURN*                                  8.54%        30.52%       (26.18%)      (18.65%)      (19.04%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)            $   1,180     $     935     $     378     $     442     $     318
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#        1.26%         1.49%         1.87%         2.98%         1.06%
Expenses with reimbursements,
 earnings credits and brokerage offsets        1.25%         1.48%         1.87%         2.98%         1.01%
Net investment income (loss)                   0.38%        (0.25%)       (0.67%)       (1.82%)       (0.03%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                        115%          123%          152%          144%          165%

+ NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
^ DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                            2004          2003          2002          2001          2000
                                          -----------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year        $    4.40     $    3.40     $    4.61     $    5.65     $    7.61
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                           (0.00)+       (0.01)        (0.05)        (0.04)        (0.02)
Net realized and unrealized gains
 (losses) on securities                        0.34          1.01         (1.16)        (1.00)        (1.51)
                                          -----------------------------------------------------------------
Total from investment operations               0.34          1.00         (1.21)        (1.04)        (1.53)
-----------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income                     0.00          0.00          0.00          0.00          0.00
From net realized gains                        0.00          0.00          0.00          0.00^        (0.43)
                                          -----------------------------------------------------------------
Total distributions                            0.00          0.00          0.00          0.00         (0.43)
-----------------------------------------------------------------------------------------------------------

Net Asset Value, end of year              $    4.74     $    4.40     $    3.40     $    4.61     $    5.65
                                          =================================================================

TOTAL RETURN*                                  7.73%        29.41%       (26.25%)      (18.38%)      (20.09%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)            $   2,110     $   1,709     $   1,013     $   1,599     $   1,170
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#        2.01%         2.30%         2.14%         2.20%         1.80%
Expenses with reimbursements,
 earnings credits and brokerage offsets        2.00%         2.30%         2.14%         2.19%         1.76%
Net investment loss                           (0.34%)       (1.08%)       (0.95%)       (1.03%)       (0.88%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                        115%          123%          152%          144%          165%

+ NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
^ DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                               YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                             2004         2003          2002          2001          2000
                                          -----------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year        $    4.32     $    3.34     $    4.55     $    5.66     $    7.61
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   0.04          0.04         (0.07)        (0.13)        (0.01)
Net realized and unrealized gains
 (losses) on securities                        0.30          0.94         (1.14)        (0.98)        (1.51)
                                          -----------------------------------------------------------------
Total from investment operations               0.34          0.98         (1.21)        (1.11)        (1.52)
-----------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                     0.00          0.00          0.00          0.00          0.00
From net realized gains                        0.00          0.00          0.00          0.00^        (0.43)
                                          -----------------------------------------------------------------
Total distributions                            0.00          0.00          0.00          0.00         (0.43)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, end of year              $    4.66     $    4.32     $    3.34     $    4.55     $    5.66
                                          =================================================================

TOTAL RETURN*                                  7.87%        29.34%       (26.59%)      (19.58%)      (19.96%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)            $     571     $     357     $     186     $     270     $     343
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#        1.99%         2.29%         2.77%         3.17%         1.84%
Expenses with reimbursements,
 earnings credits and brokerage offsets        1.99%         2.28%         2.76%         3.16%         1.75%
Net investment loss                           (0.24%)       (1.04%)       (1.55%)       (2.01%)       (0.83%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                        115%          123%          152%          144%          165%

^ DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.99% (2004), 2.29% (2003), 3.02% (2002), 3.56%
     (2001), AND 1.84% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                            2004          2003          2002          2001          2000
                                          -----------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year        $    4.57     $    3.50     $    4.69     $    5.69     $    7.61
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   0.02          0.00+         0.00+         0.00+        (0.02)
Net realized and unrealized gains
 (losses) on securities                        0.39          1.07         (1.19)        (1.00)        (1.47)
                                          -----------------------------------------------------------------
Total from investment operations               0.41          1.07         (1.19)        (1.00)        (1.49)
-----------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                    (0.02)         0.00^         0.00^         0.00          0.00
From net realized gains                        0.00          0.00          0.00          0.00^        (0.43)
                                          -----------------------------------------------------------------
Total distributions                           (0.02)         0.00          0.00          0.00         (0.43)
-----------------------------------------------------------------------------------------------------------

Net Asset Value, end of year              $    4.96     $    4.57     $    3.50     $    4.69     $    5.69
                                          =================================================================

TOTAL RETURN                                   8.97%        30.67%       (25.33%)      (17.55%)      (19.57%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)            $ 233,410     $ 233,333     $ 191,701     $ 288,752     $ 385,816
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#        1.06%         1.13%         1.08%         1.14%         1.12%
Expenses with reimbursements,
 earnings credits and brokerage offsets        1.06%         1.13%         1.08%         1.14%         1.10%
Net investment income (loss)                   0.56%         0.06%         0.11%         0.02%        (0.24%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                        115%          123%          152%          144%          165%

+ NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
^ DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 AND DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                 YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------
                                             2004          2003          2002          2001          2000
                                         -------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year       $      4.53   $      3.47   $      4.74   $      5.74   $      7.61
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                    0.03          0.06         (0.08)        (0.01)         0.00+
Net realized and unrealized gains
 (losses) on securities                         0.37          1.00         (1.19)        (0.99)        (1.44)
                                         -------------------------------------------------------------------
Total from investment operations                0.40          1.06         (1.27)        (1.00)        (1.44)
------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                     (0.02)         0.00          0.00          0.00          0.00
From net realized gains                         0.00          0.00          0.00          0.00^        (0.43)
                                         -------------------------------------------------------------------
Total distributions                            (0.02)         0.00          0.00          0.00         (0.43)
------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year             $      4.91   $      4.53   $      3.47   $      4.74   $      5.74
                                         ===================================================================

TOTAL RETURN                                    8.88%        30.55%       (26.79%)      (17.39%)      (18.91%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)           $       247   $       211   $        57   $        51   $         1
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#         1.00%         1.35%         2.95%         2.73%         0.79%
Expenses with reimbursements,
 earnings credits and brokerage offsets         1.00%         1.35%         2.95%         2.72%         0.76%
Net investment income (loss)                    0.54%        (0.12%)       (1.78%)       (1.68%)        0.01%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                         115%          123%          152%          144%          165%

+ NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
^ DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.00% (2004), 1.35% (2003), 4.68% (2002), 82.23%
     (2001), AND 0.79% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------
                                            2004          2003          2002          2001          2000
                                         -------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year       $      4.38   $      3.39   $      4.60   $      5.68   $      7.61
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                            (0.01)        (0.23)        (0.30)        (0.09)        (0.01)
Net realized and unrealized gains
 (losses) on securities                         0.25          1.22         (0.91)        (0.99)        (1.49)
                                         -------------------------------------------------------------------
Total from investment operations                0.24          0.99         (1.21)        (1.08)        (1.50)
------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      0.00          0.00          0.00          0.00          0.00
From net realized gains                         0.00          0.00          0.00          0.00^        (0.43)
                                         -------------------------------------------------------------------
Total distributions                             0.00          0.00          0.00          0.00         (0.43)
------------------------------------------------------------------------------------------------------------

Other:
Payment by Service Provider                     0.10+         0.00          0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year             $      4.72   $      4.38   $      3.39   $      4.60   $      5.68
                                         ===================================================================

TOTAL RETURN*                                   7.76%        29.20%       (26.30%)      (18.99%)      (19.69%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)           $        32   $        30   $        33   $       127   $        82
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#         1.90%         2.27%         2.47%         3.14%         1.28%
Expenses with reimbursements,
 earnings credits and brokerage offsets         1.90%         2.26%         2.46%         3.13%         1.25%
Net investment loss                            (0.29%)       (1.11%)       (1.29%)       (1.96%)       (0.40%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                         115%          123%          152%          144%          165%

+ A SERVICE PROVIDER REIMBURSED THE FUND'S CLASS T SHARES FOR LOSSES RESULTING FROM CERTAIN SHAREHOLDER ADJUSTMENTS WHICH OTHERWISE WOULD HAVE REDUCED TOTAL RETURN BY 2.28%.
^ DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.90% (2004), 2.27% (2003), 3.71% (2002), 6.32%
     (2001), AND 1.28% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Equity Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $267,153 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $94,862 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                     TRANSFER
                                                    AGENCY FEES
     ----------------------------------------------------------
     Class A                                         $    1,724

     Class B                                         $    3,357

     Class C                                         $      635

     Class R                                         $      417

     Class T                                         $      173

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $17,645 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2004, the Fund was charged $2,971 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $142,634 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                            DISTRIBUTION     SHAREHOLDER
                                                FEES        SERVICING FEES
     ---------------------------------------------------------------------
     Class A                                          N/A   $        2,570

     Class B                               $       15,108   $        5,036

     Class C                               $        3,127   $        1,042

     Class T                               $           76   $           76

During the year ended December 31, 2004, DSC retained $2,331 in sales commissions from the sales of Class A shares. DSC also retained $10,178 and $624 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the

Fund held by the custodian. The Fund could have employed these assets alsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                           AMOUNT OF WAIVER
     ---------------------------------------------------------
     9/1/03 to 8/31/04                          $      150,000

     9/1/04 to 8/31/05                          $      200,000

     9/1/05 to 8/31/06                          $      200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $1,523, which reduced the amount paid to Mellon Bank to $6,673.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET       UNDISTRIBUTED NET       PAID-IN
     INVESTMENT INCOME   REALIZED GAINS AND LOSSES   CAPITAL
     -------------------------------------------------------
       $       33             $        (33)           $    0

The tax character of distributions paid during 2004 and 2003 was as follows:

                                                2004             2003
     DISTRIBUTIONS PAID FROM:
      Ordinary Income                      $      949,999   $      183,602
      Long-Term capital gain               $            0   $            0
                                           -------------------------------
                                           $      949,999   $      183,602
                                           ===============================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $20,697,472. Accumulated capital losses as of December 31, 2004 were:

     EXPIRATION                                                 AMOUNT
     ---------------------------------------------------------------------
     2009                                                   $   49,538,969

     2010                                                   $   50,083,634
                                                            --------------
                                                            $   99,622,603
                                                            ==============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Undistributed Ordinary Income                          $      438,872

     Post-October Capital Loss Deferral                     $    1,658,174

     Federal Tax Cost                                       $  214,938,623

     Gross Tax Appreciation of Investments                  $   27,122,778

     Gross Tax Depreciation of Investments                  $   (3,566,726)

     Net Tax Appreciation                                   $   23,556,052

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                             YEAR ENDED                           YEAR ENDED
                                                              12/31/04                             12/31/03
                                                     SHARES             AMOUNT             SHARES             AMOUNT
CLASS A

Sold                                                    167,335    $       765,894            127,097    $       521,827
Dividends or Distributions Reinvested                       404    $         1,961                  0    $             0
Redeemed                                               (133,430)   $      (593,422)           (28,494)   $      (113,809)
                                                ------------------------------------------------------------------------
Net Increase                                             34,309    $       174,433             98,603    $       408,018
                                                ========================================================================
CLASS B

Sold                                                    215,457    $       939,503            164,031    $       669,282
Redeemed                                               (159,027)   $      (702,033)           (73,231)   $      (261,636)
                                                ------------------------------------------------------------------------
Net Increase                                             56,430    $       237,470             90,800    $       407,646
                                                ========================================================================
CLASS C

Sold                                                     63,935    $       278,992             55,885    $       224,519
Redeemed                                                (24,034)   $      (105,626)           (28,811)   $      (103,499)
                                                ------------------------------------------------------------------------
Net Increase                                             39,901    $       173,366             27,074    $       121,020
                                                ========================================================================
CLASS F

Sold                                                  1,109,016    $     5,075,748          1,278,819    $     5,147,869
Dividends or Distributions Reinvested                   165,648    $       819,960             34,819    $       159,122
Redeemed                                             (5,197,897)   $   (24,012,080)        (5,079,072)   $   (19,985,652)
                                                ------------------------------------------------------------------------
Net Decrease                                         (3,923,233)   $   (18,116,372)        (3,765,434)   $   (14,678,661)
                                                ========================================================================
CLASS R

Sold                                                     36,325    $       170,596             70,118    $       283,426
Dividends or Distributions Reinvested                       223              1,096                  0                  0
Redeemed                                                (32,838)   $      (141,937)           (39,808)   $      (155,834)
                                                ------------------------------------------------------------------------
Net Increase                                              3,710    $        29,755             30,310    $       127,592
                                                ========================================================================
CLASS T

Sold                                                         14    $            65                709    $         2,660
Redeemed                                                    (14)   $           (65)            (3,604)   $       (15,033)
                                                ------------------------------------------------------------------------
Net Increase (Decrease)                                       0    $             0             (2,895)   $       (12,373)
                                                ========================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $248,349,947 and $249,953,970, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Equity Growth Fund, formerly Dreyfus Founders Growth and Income Fund, (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


Denver, Colorado
February 10, 2005

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2004, 97.22% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2004, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and

Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr.Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
EQUITY GROWTH FUND                      DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset Management LLC           New York, NY  10166
210 University Boulevard
Suite 800
Denver, CO  80206                       DISTRIBUTOR
                                        Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2005 Dreyfus Service Corporation                         0275AR1204

        Dreyfus Founders
        Growth Fund




        ANNUAL REPORT     December 31, 2004



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

   TABLE OF CONTENTS

Management Overview                                                            3

Fund Expenses                                                                 10

Statement of Investments                                                      12

Statement of Assets and Liabilities                                           17

Statement of Operations                                                       19

Statements of Changes in Net Assets                                           20

Financial Highlights                                                          21

Notes to Financial Statements                                                 27

Report of Independent Registered Public Accounting Firm                       36

Your Board Representatives                                                    37

          -----------------------------------------------------------
          Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
          -----------------------------------------------------------




INVESTMENT MANAGER                            DISTRIBUTOR
Founders Asset Management LLC                 Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                200 Park Avenue
210 University Boulevard, Suite 800           New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-8 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

         NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]
A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK
FOR THE 12 MONTHS ENDED DECEMBER 31, 2004?

For the 12-month period ended December 31, 2004, Dreyfus Founders Growth Fund outperformed1 its benchmark, the Russell 1000 Growth Index, which posted a 6.30% return for the same time period.

WHAT WAS THE BROAD MARKET ENVIRONMENT IN
WHICH THE FUND PERFORMED DURING THE PERIOD?

The U.S. markets were choppy throughout 2004 as a result of a series of increases in the federal funds rate, record high oil prices, continued geopolitical unrest and the anticipation of the U.S. Presidential election. However, in spite of some lingering investor concerns, the fourth quarter saw a strong market rally as the conclusion of the Presidential election lifted some uncertainty and oil prices began to moderate.

WHAT MANAGEMENT DECISIONS FAVORABLY IMPACTED FUND PERFORMANCE
DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

The Fund's performance overall was driven by strong stock selection during the period, as a handful of stocks helped drive the strong performance of the Fund. Holdings in the information technology, consumer discretionary and industrials sectors particularly buoyed the Fund's annual return. The Fund's relative overweight position in the consumer discretionary sector also benefited performance.

(1)Excluding sales charges, which result in lower returns for certain share classes. Please see page 7 for average annual total returns for all share classes, including and excluding sales charges.

[SIDENOTE]

"THE FUND'S PERFORMANCE OVERALL WAS DRIVEN BY STRONG STOCK SELECTION DURING THE PERIOD, AS A HANDFUL OF STOCKS HELPED DRIVE THE STRONG PERFORMANCE OF THE FUND."

   Despite the fact that information technology stocks showed mixed performance overall, the Fund did invest in some names that performed well during the period. For example, APPLE COMPUTER, INC.'s performance was driven by continued strong demand for its iPod, which serves the digital music market. Autodesk, Inc., a design software and digital content company, also performed well on the back of favorable acceptance of new products as well as strong company execution. MICROSOFT CORPORATION and ADOBE SYSTEMS, INC. also positively contributed to Fund performance for the period.

   Consumer spending continued to remain steady during the period, assisting the overall performance of consumer discretionary holdings. Travel and leisure industry issues ROYAL CARIBBEAN CRUISES LIMITED and CARNIVAL CORPORATION experienced continued strength in demand for leisure cruising.

   Fund holdings in the industrials sector benefited from continued strength in the economy. FEDEX CORPORATION performed well on improved volumes as a direct result of this economic growth.

   During the year, we positioned the Fund with a relative underweight position in the healthcare sector as a result of our negative outlook on the pharmaceuticals industry. The industry faced fundamental challenges such as competition from generics and a lack of new, exciting products in the research and development pipeline. The healthcare sector proved to be one of the worst performing sectors for the period; however select holdings helped boost the Fund's relative performance, including ABBOTT LABORATORIES and healthcare product manufacturer JOHNSON & JOHNSON.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

      -  The U.S. markets were choppy throughout 2004.

      - Holdings in the information technology, consumer discretionary and industrials sectors particularly buoyed the Fund's annual return.

      - Consumer spending continued to remain steady during the period, assisting the overall performance of consumer discretionary holdings.

      - Underweight positions and poor stock selection in the materials and telecommunications sectors proved detrimental to Fund performance during the period.

      - Although information technology holdings as a whole performed well for the Fund, select issues weighed on performance for various reasons.

   The Fund's position in Standard & Poor's Depositary Receipts also had a positive impact on Fund performance.

WHAT MANAGEMENT DECISIONS NEGATIVELY IMPACTED
FUND PERFORMANCE DURING THE 12-MONTH PERIOD?

Our investment strategy for the Fund is to build a diversified portfolio of high-quality companies across various sectors that demonstrate the best potential for significant earnings growth. However, there are times when stock performance disappoints, hurting overall Fund performance.

   Underweight positions and poor stock selection in the materials and telecommunications sectors proved detrimental to Fund performance during the period. Likewise, weak stock selection in the healthcare sector weighed heavily on relative Fund performance. Large-capitalization pharmaceutical companies were among the Fund's worst performers for the period largely due to safety concerns surrounding a number of blockbuster drugs, which drove share prices for these issues lower. One such stock that was negatively affected by this market environment was PFIZER, INC., as safety concerns surrounding two of the company's COX-2 inhibitor drugs, Bextra(R) and Celebrex(R), hurt

LARGEST EQUITY HOLDINGS (ticker symbol)

      1. Microsoft Corporation (MSFT)                 4.47%
      2. Royal Caribbean Cruises Limited (RCL)        2.41%
      3. Intel Corporation (INTC)                     2.31%
      4. Carnival Corporation (CCL)                   2.31%
      5. SAP AG Sponsored ADR (SAP)                   2.30%
      6. Wal-Mart Stores, Inc. (WMT)                  2.29%
      7. Cisco Systems, Inc. (CSCO)                   2.19%
      8. Gillette Company (G)                         2.11%
      9. Kohl's Corporation (KSS)                     2.11%
     10. Apple Computer, Inc. (AAPL)                  1.99%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

                Class F    S&P 500     Russell 1000
                Shares     Index       Growth Index
---------------------------------------------------
12/31/1994      $10,000    $10,000     $10,000
12/31/1995      $14,559    $13,758     $13,718
12/31/1996      $16,971    $16,917     $16,889
12/31/1997      $21,483    $22,561     $22,039
12/31/1998      $26,861    $29,008     $30,569
12/31/1999      $37,354    $35,112     $40,706
12/29/2000      $27,183    $31,915     $31,577
12/31/2001      $20,402    $28,122     $25,128
12/31/2002      $14,492    $21,907     $18,122
12/31/2003      $19,045    $28,190     $23,513
12/31/2004      $20,499    $31,258     $24,994

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/94 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of those companies among the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

the share price. Additionally, Merck & Company's COX-2 inhibitor, Vioxx(R), was voluntarily removed from the market during the period after data showed similar adverse cardiovascular impact from long-term use of the drug.

   Although information technology holdings as a whole performed well for the Fund, select issues weighed on performance for various reasons. INTEL CORPORATION experienced lackluster demand and declining gross margins, which sent the stock lower during the year. Oracle Corporation was hurt by the protracted fight to acquire PeopleSoft as well as tepid demand for software. VIACOM, INC. posted growth rates that trailed Wall Street estimates, and

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                         1             5             10          SINCE
  CLASS (INCEPTION DATE)                YEAR         YEARS          YEARS      INCEPTION
  -------------------------------------------------------------------------------------
  CLASS A SHARES (12/31/99)
    With sales charge (5.75%)            1.35%       (12.44%)           --       (12.44%)
    Without sales charge                 7.56%       (11.40%)           --       (11.40%)

  CLASS B SHARES (12/31/99)
    With redemption*                     2.74%       (12.33%)           --       (12.33%)
    Without redemption                   6.74%       (12.04%)           --       (12.04%)

  CLASS C SHARES (12/31/99)
    With redemption**                    5.86%       (12.06%)           --       (12.06%)
    Without redemption                   6.86%       (12.06%)           --       (12.06%)

  CLASS F SHARES (1/5/62)                7.63%       (11.31%)         7.44%         N/A

  CLASS R SHARES (12/31/99)              8.09%       (11.14%)           --       (11.14%)

  CLASS T SHARES (12/31/99)
    With sales charge (4.50%)            2.42%       (12.82%)           --       (12.82%)
    Without sales charge                 7.28%       (12.01%)           --       (12.01%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, and adjustments for financial statement purposes. Part of the Fund's performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

      Information Technology   32.86%
      Consumer Discretionary   20.19%
      Financials               12.86%
      Industrials              11.73%
      Healthcare                9.98%
      Consumer Staples          8.76%
      Energy                    1.38%
      Other                     1.73%
      Cash & Equivalents        0.51%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

MAXIM INTEGRATED PRODUCTS, INC. underperformed as a result of lower market demand for its products and excess channel inventory. CISCO SYSTEMS, INC. and NVIDIA Corporation also fared poorly for the period.

   Other notable detractors from Fund performance included COCA-COLA COMPANY and Newmont Mining Corporation.

In conclusion, we will continue to rely on our bottom-up research process to seek companies we believe are capable of posting strong future revenues and earnings growth at attractive valuations.


/s/ John B. Jares

John B. Jares, CFA
Portfolio Manager

                      This page intentionally left blank.

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you hold to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you hold with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                 BEGINNING        ENDING        EXPENSES PAID
                               ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                  (7/1/04)        (12/31/04)   (7/1/04-12/31/04)
   ----------------------------------------------------------------------------
   CLASS A ACTUAL              $    1,000.00   $    1,052.91         $      7.51
   CLASS A HYPOTHETICAL             1,000.00        1,017.62                7.38
   CLASS B ACTUAL                   1,000.00        1,044.47               11.78
   CLASS B HYPOTHETICAL             1,000.00        1,013.39               11.61
   CLASS C ACTUAL                   1,000.00        1,046.14               11.27
   CLASS C HYPOTHETICAL             1,000.00        1,013.90               11.10
   CLASS F ACTUAL                   1,000.00        1,054.29                6.89
   CLASS F HYPOTHETICAL             1,000.00        1,018.23                6.77
   CLASS R ACTUAL                   1,000.00        1,058.29                5.39
   CLASS R HYPOTHETICAL             1,000.00        1,019.71                5.29
   CLASS T ACTUAL                   1,000.00        1,049.96                9.42
   CLASS T HYPOTHETICAL             1,000.00        1,015.74                9.26

   *Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS
These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, where applicable.

                                 EXPENSE RATIO
   -----------------------------------------------
   CLASS A                              1.45%
   CLASS B                              2.28%
   CLASS C                              2.18%
   CLASS F                              1.33%
   CLASS R                              1.04%
   CLASS T                              1.82%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--93.1%
AIR FREIGHT & LOGISTICS--1.0%
    45,000   FedEx Corporation                                   $     4,432,043
                                                                 ---------------
AIRLINES--1.6%
   101,025   AMR Corporation*                                          1,106,224
   144,600   JetBlue Airways Corporation*                              3,357,612
   168,000   Southwest Airlines Company                                2,735,040
                                                                 ---------------
                                                                       7,198,876
                                                                 ---------------
APPLICATION SOFTWARE--1.1%
   103,600   Mercury Interactive Corporation*                          4,718,980
                                                                 ---------------
ASSET MANAGEMENT & CUSTODY BANKS--1.1%
    33,650   Bank of New York Company, Inc.                            1,124,583
    77,400   Northern Trust Corporation                                3,760,092
                                                                 ---------------
                                                                       4,884,675
                                                                 ---------------
BIOTECHNOLOGY--2.5%
    56,260   Amgen, Inc.*                                              3,609,079
    18,775   Biogen Idec, Inc.*                                        1,250,603
    50,600   Genzyme Corporation*                                      2,938,342
    85,050   Gilead Sciences, Inc.*                                    2,975,900
                                                                 ---------------
                                                                      10,773,924
                                                                 ---------------
BROADCASTING & CABLE TV--2.0%
   264,808   Comcast Corporation Special Class A*                      8,696,295
                                                                 ---------------
CASINOS & GAMING--0.5%
    34,125   Wynn Resorts, Limited*                                    2,283,645
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--4.8%
   170,575   Avaya, Inc.*                                              2,933,890
   497,930   Cisco Systems, Inc.*                                      9,610,049
    74,250   Motorola, Inc.                                            1,277,100
    84,925   QUALCOMM, Inc.                                            3,600,820
   112,650   Scientific-Atlanta, Inc.                                  3,718,577
                                                                 ---------------
                                                                      21,140,436
                                                                 ---------------
COMPUTER & ELECTRONICS RETAIL--0.5%
    37,625   Best Buy Company, Inc.                                    2,235,678
                                                                 ---------------
COMPUTER HARDWARE--4.7%
   135,525   Apple Computer, Inc.*                                     8,727,810
    79,475   Dell, Inc.*                                               3,349,077
    87,025   International Business Machines Corporation               8,578,925
                                                                 ---------------
                                                                      20,655,812
                                                                 ---------------
COMPUTER STORAGE & PERIPHERALS--1.6%
   484,475   EMC Corporation*                                          7,204,143
                                                                 ---------------
CONSUMER FINANCE--0.8%
   125,913   MBNA Corporation                                          3,549,487
                                                                 ---------------

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES--2.2%
   172,600   Automatic Data Processing, Inc.                     $     7,654,810
    49,550   CheckFree Corporation*                                    1,886,864
                                                                 ---------------
                                                                       9,541,674
                                                                 ---------------
DEPARTMENT STORES--2.1%
   187,700   Kohl's Corporation*                                       9,229,209
                                                                 ---------------
DIVERSIFIED BANKS--1.0%
    72,575   Wells Fargo & Company                                     4,510,536
                                                                 ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.9%
    58,025   Emerson Electric Company                                  4,067,553
                                                                 ---------------
EMPLOYMENT SERVICES--1.7%
    60,475   Manpower, Inc.                                            2,920,943
   137,125   Monster Worldwide, Inc.*                                  4,612,885
                                                                 ---------------
                                                                       7,533,828
                                                                 ---------------
EXCHANGE TRADED FUNDS--1.7%
    57,375   Nasdaq 100 Index Tracking Stock                           2,289,836
    43,600   SPDR Trust Series 1                                       5,271,240
                                                                 ---------------
                                                                       7,561,076
                                                                 ---------------
GENERAL MERCHANDISE STORES--1.1%
   107,225   Dollar General Corporation                                2,227,063
    48,925   Target Corporation                                        2,540,675
                                                                 ---------------
                                                                       4,767,738
                                                                 ---------------
HEALTHCARE EQUIPMENT--0.7%
    88,100   Boston Scientific Corporation*                            3,131,955
                                                                 ---------------
HOME ENTERTAINMENT SOFTWARE--0.6%
    39,875   Electronic Arts, Inc.*                                    2,459,490
                                                                 ---------------
HOTELS, RESORTS & CRUISE LINES--3.3%
   175,150   Carnival Corporation                                     10,093,895
    72,300   Starwood Hotels & Resorts Worldwide, Inc.                 4,222,320
                                                                 ---------------
                                                                      14,316,215
                                                                 ---------------
HOUSEHOLD PRODUCTS--1.5%
    76,825   Clorox Company                                            4,527,297
    43,525   Colgate-Palmolive Company                                 2,226,739
                                                                 ---------------
                                                                       6,754,036
                                                                 ---------------
HYPERMARKETS & SUPER CENTERS--2.3%
   189,696   Wal-Mart Stores, Inc.                                    10,019,743
                                                                 ---------------
INDUSTRIAL CONGLOMERATES--1.3%
   151,959   General Electric Company                                  5,546,504
                                                                 ---------------
INDUSTRIAL MACHINERY--0.6%
    29,550   Illinois Tool Works, Inc.                                 2,738,694
                                                                 ---------------
INTEGRATED OIL & GAS--0.8%
    64,875   ExxonMobil Corporation                                    3,325,493
                                                                 ---------------

   SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                            MARKET VALUE
--------------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE--3.0%
    73,450   Goldman Sachs Group, Inc.                           $     7,641,738
    95,425   Morgan Stanley                                            5,297,996
                                                                 ---------------
                                                                      12,939,734
                                                                 ---------------
LEISURE FACILITIES--2.4%
   193,475   Royal Caribbean Cruises Limited                          10,532,779
                                                                 ---------------
LIFE & HEALTH INSURANCE--0.5%
   133,225   UnumProvident Corporation                                 2,390,057
                                                                 ---------------
MOVIES & ENTERTAINMENT--4.8%
   395,150   Time Warner, Inc.*                                        7,681,716
   197,746   Viacom, Inc.                                              7,195,977
   229,425   Walt Disney Company                                       6,378,015
                                                                 ---------------
                                                                      21,255,708
                                                                 ---------------
MULTI-LINE INSURANCE--1.9%
   124,474   American International Group, Inc.                        8,174,208
                                                                 ---------------
OFFICE ELECTRONICS--0.4%
    34,325   Zebra Technologies Corporation*                           1,931,811
                                                                 ---------------
OIL & GAS DRILLING--0.6%
    68,225   Diamond Offshore Drilling, Inc.                           2,732,411
                                                                 ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
   104,892   Citigroup, Inc.                                           5,053,697
    57,631   JPMorgan Chase & Company                                  2,248,185
                                                                 ---------------
                                                                       7,301,882
                                                                 ---------------
PERSONAL PRODUCTS--3.8%
   159,003   Estee Lauder Companies, Inc. Class A                      7,277,567
   206,700   Gillette Company                                          9,256,026
                                                                 ---------------
                                                                      16,533,593
                                                                 ---------------
PHARMACEUTICALS--5.8%
   172,350   Abbott Laboratories                                       8,040,128
   125,150   Johnson & Johnson                                         7,937,013
   102,444   Pfizer, Inc.                                              2,754,719
   155,900   Wyeth                                                     6,639,781
                                                                 ---------------
                                                                      25,371,641
                                                                 ---------------
PROPERTY & CASUALTY INSURANCE--0.9%
    72,100   Allstate Corporation                                      3,729,012
                                                                 ---------------
PUBLISHING--1.4%
    76,625   Gannett Company, Inc.                                     6,260,263
                                                                 ---------------
RAILROADS--2.0%
    88,175   Burlington Northern Santa Fe Corporation                  4,171,559
    67,350   Union Pacific Corporation                                 4,529,288
                                                                 ---------------
                                                                       8,700,847
                                                                 ---------------
RESTAURANTS--1.2%
   156,187   Cheesecake Factory, Inc.*                                 5,071,392
                                                                 ---------------

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT--1.0%
   130,650   Applied Materials, Inc.*                            $     2,234,115
    49,375   KLA-Tencor Corporation*                                   2,299,888
                                                                 ---------------
                                                                       4,534,003
                                                                 ---------------
SEMICONDUCTORS--6.8%
    68,225   Broadcom Corporation*                                     2,202,303
     8,198   Freescale Semiconductor, Inc. Class B*                      150,515
   433,201   Intel Corporation                                        10,132,571
   178,250   Linear Technology Corporation                             6,908,970
   158,325   Maxim Integrated Products, Inc.                           6,711,397
   103,975   Texas Instruments, Inc.                                   2,559,865
    34,400   Xilinx, Inc.                                              1,019,960
                                                                 ---------------
                                                                      29,685,581
                                                                 ---------------
SOFT DRINKS--1.2%
   121,175   Coca-Cola Company                                         5,044,515
                                                                 ---------------
SPECIALTY STORES--0.2%
    28,375   Tiffany & Company                                           907,149
                                                                 ---------------
SYSTEMS SOFTWARE--6.4%
    40,850   Adobe Systems, Inc.                                       2,562,929
   733,376   Microsoft Corporation                                    19,588,473
   201,275   VERITAS Software Corporation*                             5,746,401
                                                                 ---------------
                                                                      27,897,803
                                                                 ---------------
THRIFTS & MORTGAGE FINANCE--2.0%
    55,675   Freddie Mac                                               4,103,248
   113,300   The PMI Group, Inc.                                       4,730,275
                                                                 ---------------
                                                                       8,833,523
                                                                 ---------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
    70,150   W.W. Grainger, Inc.                                       4,673,393
                                                                 ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$364,982,396)                                                 407,779,043
                                                                 ---------------
COMMON STOCKS (FOREIGN)--6.4%
APPLICATION SOFTWARE--2.7%
    62,300   Amdocs Limited (CI)*                                      1,635,375
   227,500   SAP AG Sponsored ADR (GE)                                10,057,775
                                                                 ---------------
                                                                      11,693,150
                                                                 ---------------
HOTELS, RESORTS & CRUISE LINES--0.7%
    34,925   Four Seasons Hotels, Inc. (CA)                            2,856,516
                                                                 ---------------
INDUSTRIAL CONGLOMERATES--0.6%
    67,375   Tyco International Limited (BD)                           2,407,983
                                                                 ---------------
IT CONSULTING & OTHER SERVICES--0.5%
    82,900   Accenture Limited Class A (BD)*                           2,238,300
                                                                 ---------------
PHARMACEUTICALS--1.0%
   148,500   Teva Pharmaceutical Industries Limited Sponsored
             ADR (IS)                                                  4,434,210
                                                                 ---------------

   SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
RAILROADS--0.9%
    66,687   Canadian National Railway Company (CA)              $     4,084,579
                                                                 ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$23,072,556)                                                   27,714,738
                                                                 ---------------

UNITS                                                               MARKET VALUE
--------------------------------------------------------------------------------
RIGHTS AND WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
   106,447   Lucent Technologies Warrants, expire 2007*          $       168,186
                                                                 ---------------
TOTAL RIGHTS AND WARRANTS
(COST--$0)                                                               168,186
                                                                 ---------------

PRINCIPAL AMOUNT                                                  AMORTIZED COST
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.4%
PHARMACEUTICALS--1.4%
$6,000,000   Novartis Finance Corporation
             2.10% 1/3/05~                                       $     5,999,300
                                                                 ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$5,999,300)                                           5,999,300
                                                                 ---------------

TOTAL INVESTMENTS--100.9%
(TOTAL COST--$394,054,252)                                           441,661,267
                                                                 ---------------

OTHER ASSETS AND LIABILITIES--(0.9%)                                  (3,783,149)
                                                                 ---------------

NET ASSETS--100.0%                                               $   437,878,118
                                                                 ===============


NOTES TO STATEMENT OF INVESTMENTS
*    NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $5,999,300, OR 1.4%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
     ADR - AMERICAN DEPOSITARY RECEIPT
     SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT.
     BD - BERMUDA
     CA - CANADA
     CI - CHANNEL ISLANDS
     GE - GERMANY
     IS - ISRAEL

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS

Investment securities, at cost                                   $   394,054,252
                                                                 ---------------
Investment securities, at market                                     441,661,267
Cash                                                                   1,105,335
Receivables:
   Capital shares sold                                                   146,476
   Dividends and interest                                                390,590
Other assets                                                             129,390
                                                                 ---------------
Total Assets                                                         443,433,058
                                                                 ---------------

LIABILITIES

Payables and other accrued liabilities:
   Investment securities purchased                                     2,364,325
   Capital shares redeemed                                             2,320,547
   Advisory fees                                                         281,064
   Shareholder servicing fees                                             42,208
   Accounting fees                                                        22,458
   Distribution fees                                                     123,433
   Transfer agency fees                                                   41,909
   Custodian fees                                                          2,076
   Other                                                                 356,920
                                                                 ---------------
Total Liabilities                                                      5,554,940
                                                                 ---------------
Net Assets                                                       $   437,878,118
                                                                 ===============

COMPOSITION OF NET ASSETS

Capital (par value and paid-in surplus)                          $ 1,121,840,785
Undistributed net investment income                                    1,178,792
Accumulated net realized loss from security transactions            (732,748,474)
Net unrealized appreciation on investments
 and foreign currency translation                                     47,607,015
                                                                 ---------------
Total                                                            $   437,878,118
                                                                 ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A

Net Assets                                                       $     6,356,224
Shares Outstanding                                                       603,442
Net Asset Value, Redemption Price Per Share                      $         10.53
Maximum offering
price per share (net asset value
 plus sales charge of 5.75% of offering price)                   $         11.17

CLASS B

Net Assets                                                       $    12,406,411
Shares Outstanding                                                     1,223,186
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share          $         10.14

CLASS C

Net Assets                                                       $     1,880,538
Shares Outstanding                                                       185,665
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share          $         10.13

CLASS F

Net Assets                                                       $   406,550,176
Shares Outstanding                                                    38,410,300
Net Asset Value, Offering and Redemption Price Per Share         $         10.58

CLASS R

Net Assets                                                       $    10,584,348
Shares Outstanding                                                       989,928
Net Asset Value, Offering and Redemption Price Per Share         $         10.69

CLASS T

Net Assets                                                       $       100,421
Shares Outstanding                                                         9,877
Net Asset Value, Redemption Price Per Share                      $         10.17
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                   $         10.65

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004


INVESTMENT INCOME

Dividends                                                        $     7,410,831
Interest                                                                 255,927
Foreign taxes withheld                                                   (23,668)
                                                                 ---------------
Total Investment Income                                                7,643,090
                                                                 ---------------
EXPENSES

Advisory fees--Note 2                                                  3,511,652
Shareholder servicing fees--Note 2                                       416,085
Accounting fees--Note 2                                                  281,094
Distribution fees--Note 2                                              1,207,552
Transfer agency fees--Note 2                                             494,623
Registration fees                                                         41,938
Postage and mailing expenses                                              55,042
Custodian fees and expenses--Note 2                                       10,535
Printing expenses                                                         75,175
Legal and audit fees                                                      97,404
Directors' fees and expenses--Note 2                                      87,948
Other expenses                                                            85,343
                                                                 ---------------
   Total Expenses                                                      6,364,391
   Earnings Credits                                                       (7,790)
   Reimbursed/Waived Expenses                                               (979)
   Expense Offset to Broker Commissions                                   (4,096)
                                                                 ---------------
   Net Expenses                                                        6,351,526
                                                                 ---------------
Net Investment Income                                                  1,291,564
                                                                 ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS

Net Realized Gain on:
   Security Transactions                                              52,095,323
   Foreign Currency Transactions                                              81
                                                                 ---------------
Net Realized Gain                                                     52,095,404
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                     (21,249,162)
                                                                 ---------------
Net Realized and Unrealized Gain                                      30,846,242
                                                                 ---------------
Net Increase in Net Assets Resulting from Operations             $    32,137,806
                                                                 ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEAR ENDED         YEAR ENDED
                                                          12/31/04           12/31/03
OPERATIONS

Net Investment Income (Loss)                           $     1,291,564    $    (2,162,775)
Net Realized Gain on Security and Foreign
 Currency Transactions                                      52,095,404         16,581,469
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation           (21,249,162)       122,368,802
                                                       ---------------    ---------------
Net Increase in Net Assets Resulting from Operations        32,137,806        136,787,496
                                                       ---------------    ---------------

CAPITAL SHARE TRANSACTIONS

Net Increase (Decrease)--Note 4
   Class A                                                    (520,803)          (258,678)
   Class B                                                  (2,029,596)        (1,223,196)
   Class C                                                     (15,393)          (166,651)
   Class F                                                (108,174,647)       (88,319,324)
   Class R                                                     967,838          2,736,606
   Class T                                                    (130,287)           (41,579)
                                                       ---------------    ---------------
Net Decrease from Capital Share Transactions              (109,902,888)       (87,272,822)
                                                       ---------------    ---------------
Net Increase (Decrease) in Net Assets                      (77,765,082)        49,514,674
                                                       ---------------    ---------------

NET ASSETS

Beginning of year                                      $   515,643,200    $   466,128,526
                                                       ---------------    ---------------
End of year                                            $   437,878,118    $   515,643,200
                                                       ===============    ===============

Undistributed (Accumulated) Net Investment
 Income (Loss)                                         $     1,178,792    $      (112,853)

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ---------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.79    $     7.46     $    10.53     $    14.02     $    23.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       0.02+        (0.06)         (0.06)         (0.05)         (0.05)
Net realized and unrealized gains
 (losses) on securities                            0.72          2.39          (3.01)         (3.44)         (6.39)
                                             ---------------------------------------------------------------------
Total from investment operations                   0.74          2.33          (3.07)         (3.49)         (6.44)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00           0.00
From net realized gains                            0.00          0.00           0.00           0.00          (3.42)
                                             ---------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00          (3.42)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.53    $     9.79     $     7.46     $    10.53     $    14.02
                                             =====================================================================

TOTAL RETURN*                                      7.56%        31.23%        (29.15%)       (24.89%)       (27.30%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $    6,356    $    6,452     $    5,149     $    7,795     $    8,655
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.42%         1.66%          1.48%          1.21%          1.08%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.41%         1.66%          1.48%          1.20%          1.05%
Net investment income (loss)                       0.22%        (0.59%)        (0.56%)        (0.47%)        (0.54%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%           182%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

  SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ---------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.50    $     7.30     $    10.38     $    13.91     $    23.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.06)+       (0.17)         (0.18)         (0.13)         (0.11)
Net realized and unrealized gains
 (losses) on securities                            0.70          2.37          (2.90)         (3.40)         (6.44)
                                             ---------------------------------------------------------------------
Total from investment operations                   0.64          2.20          (3.08)         (3.53)         (6.55)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00           0.00
From net realized gains                            0.00          0.00           0.00           0.00          (3.42)
                                             ---------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00          (3.42)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.14    $     9.50     $     7.30     $    10.38     $    13.91
                                             =====================================================================

TOTAL RETURN*                                      6.74%        30.14%        (29.67%)       (25.38%)       (27.77%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $   12,406    $   13,664     $   11,603     $   19,829     $   25,359
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            2.22%         2.48%          2.22%          1.93%          1.82%
Expenses with reimbursements,
 earnings credits and brokerage offsets            2.22%         2.48%          2.22%          1.92%          1.80%
Net investment loss                               (0.58%)       (1.41%)        (1.30%)        (1.20%)        (1.29%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%           182%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ---------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.48    $     7.29     $    10.36     $    13.92     $    23.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.05)+       (0.19)         (0.26)         (0.18)         (0.10)
Net realized and unrealized gains
 (losses) on securities                            0.70          2.38          (2.81)         (3.38)         (6.44)
                                             ---------------------------------------------------------------------
Total from investment operations                   0.65          2.19          (3.07)         (3.56)         (6.54)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00           0.00
From net realized gains                            0.00          0.00           0.00           0.00          (3.42)
                                             ---------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00          (3.42)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.13    $     9.48     $     7.29     $    10.36     $    13.92
                                             =====================================================================

TOTAL RETURN*                                      6.86%        30.04%        (29.63%)       (25.58%)       (27.72%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $    1,881    $    1,774     $    1,528     $    2,979     $    4,384
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            2.16%         2.49%          2.37%          2.11%          1.82%
Expenses with reimbursements,
 earnings credits and brokerage offsets            2.16%         2.49%          2.37%          2.10%          1.80%
Net investment loss                               (0.49%)       (1.42%)        (1.46%)        (1.38%)        (1.28%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%           182%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

  SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ----------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.83    $     7.48     $    10.53     $    14.03     $     23.87
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       0.03+        (0.17)         (0.22)         (0.15)          (0.21)
Net realized and unrealized gains
 (losses) on securities                            0.72          2.52          (2.83)         (3.35)          (6.21)
                                             ----------------------------------------------------------------------
Total from investment operations                   0.75          2.35          (3.05)         (3.50)          (6.42)
-------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00            0.00
From net realized gains                            0.00          0.00           0.00           0.00           (3.42)
                                             ----------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00           (3.42)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.58    $     9.83     $     7.48     $    10.53     $     14.03
                                             ======================================================================

TOTAL RETURN                                       7.63%        31.42%        (28.96%)       (24.95%)        (27.23%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $  406,550    $  484,742     $  443,307     $  865,425     $ 1,441,466
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.33%         1.47%          1.38%          1.31%           1.07%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.33%         1.47%          1.37%          1.30%           1.06%
Net investment income (loss)                       0.30%        (0.41%)        (0.46%)        (0.58%)         (0.58%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%            182%


+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ---------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.89    $     7.50     $    10.57     $    14.07     $    23.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       0.07          0.01           0.01          (0.02)         (0.02)
Net realized and unrealized gains
 (losses) on securities                            0.73          2.38          (3.08)         (3.48)         (6.37)
                                             ---------------------------------------------------------------------
Total from investment operations                   0.80          2.39          (3.07)         (3.50)         (6.39)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00           0.00
From net realized gains                            0.00          0.00           0.00           0.00          (3.42)
                                             ---------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00          (3.42)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.69    $     9.89     $     7.50     $    10.57     $    14.07
                                             =====================================================================

TOTAL RETURN                                       8.09%        31.87%        (29.04%)       (24.88%)       (27.08%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)               $   10,584    $    8,792     $    4,333     $    2,023     $        9
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.03%         1.13%          1.30%          1.46%          0.82%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.03%         1.13%          1.30%          1.46%          0.79%
Net investment income (loss)                       0.65%        (0.04%)        (0.34%)        (0.72%)        (0.29%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%           182%

# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                2004          2003           2002           2001           2000
                                             ---------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year           $     9.48    $     7.27     $    10.38     $    14.00     $    23.88
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.02)+       (0.30)         (0.56)         (0.19)         (0.09)
Net realized and unrealized gains
 (losses) on securities                            0.71          2.51          (2.55)         (3.43)         (6.37)
                                             ---------------------------------------------------------------------
Total from investment operations                   0.69          2.21          (3.11)         (3.62)         (6.46)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00          0.00           0.00           0.00           0.00
From net realized gains                            0.00          0.00           0.00           0.00          (3.42)
                                             ---------------------------------------------------------------------
Total distributions                                0.00          0.00           0.00           0.00          (3.42)
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                 $    10.17    $     9.48     $     7.27     $    10.38     $    14.00
                                             =====================================================================

TOTAL RETURN*                                      7.28%        30.40%        (29.96%)       (25.86%)       (27.38%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)               $      100    $      220     $      208     $      621     $      802
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#            1.79%         2.22%          2.78%          2.56%          1.32%
Expenses with reimbursements,
 earnings credits and brokerage offsets            1.79%         2.22%          2.78%          2.55%          1.29%
Net investment loss                               (0.17%)       (1.15%)        (1.89%)        (1.83%)        (0.80%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                            107%          124%           139%           152%           182%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $363,400 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $130,531 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                       TRANSFER
                                      AGENCY FEES
        -----------------------------------------
        Class A                        $  2,144
        Class B                        $ 32,198
        Class C                        $  3,736
        Class R                        $  5,802
        Class T                        $    596

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $309,616 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended

December 31, 2004, the Fund was charged $8,305 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $1,097,027 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                 DISTRIBUTION    SHAREHOLDER
                                     FEES      SERVICING FEES
          ---------------------------------------------------
          Class A                         N/A   $     15,534
          Class B                $     95,550   $     31,850
          Class C                $     14,511   $      4,837
          Class T                $        464   $        464

During the year ended December 31, 2004, DSC retained $2,556 in sales commissions from the sales of Class A shares. DSC also retained $32,772 and $25 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD                               AMOUNT OF WAIVER
         -------------------------------------------------------------
         9/1/03 to 8/31/04                                $ 150,000
         9/1/04 to 8/31/05                                $ 200,000
         9/1/05 to 8/31/06                                $ 200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $979, which reduced the amount paid to Mellon Bank to $9,556.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET          UNDISTRIBUTED NET            PAID-IN
          INVESTMENT INCOME       REALIZED GAINS AND LOSSES       CAPITAL
          ----------------------------------------------------------------
                $ 81                       $ (81)                   $ 0

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $39,713,175. Accumulated capital losses as of December 31, 2004 were:

         EXPIRATION                                        AMOUNT
         -------------------------------------------------------------
            2008                                       $       501,000
            2009                                       $   516,034,883
            2010                                       $   209,975,954
                                                       ---------------
                                                       $   726,511,837
                                                       ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

         Undistributed Ordinary Income                 $     1,301,047
         Federal Tax Cost                                  400,290,889
         Gross Tax Appreciation of Investments              47,200,686
         Gross Tax Depreciation of Investments              (5,830,308)
         Net Tax Appreciation                               41,370,378

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                            YEAR ENDED                          YEAR ENDED
                                             12/31/04                            12/31/03
                                     SHARES            AMOUNT            SHARES            AMOUNT
CLASS A

Sold                                    105,906    $    1,056,250           102,390    $      863,766
Redeemed                               (161,536)   $   (1,577,053)         (133,313)   $   (1,122,444)
                                 --------------------------------------------------------------------
Net Decrease                            (55,630)   $     (520,803)          (30,923)   $     (258,678)
                                 ====================================================================
CLASS B

Sold                                     30,813    $      293,687            95,258    $      810,696
Redeemed                               (246,029)   $   (2,323,283)         (245,915)   $   (2,033,892)
                                 --------------------------------------------------------------------
Net Decrease                           (215,216)   $   (2,029,596)         (150,657)   $   (1,223,196)
                                 ====================================================================
CLASS C

Sold                                     38,619    $      368,762            22,136    $      191,985
Redeemed                                (40,060)   $     (384,155)          (44,718)   $     (358,636)
                                 --------------------------------------------------------------------
Net Decrease                             (1,441)   $      (15,393)          (22,582)   $     (166,651)
                                 ====================================================================
CLASS F

Sold                                  2,973,891    $   29,284,630         5,549,619    $   46,590,327
Redeemed                            (13,900,368)   $ (137,459,277)      (15,507,433)   $ (134,909,651)
                                 --------------------------------------------------------------------
Net Decrease                        (10,926,477)   $ (108,174,647)       (9,957,814)   $  (88,319,324)
                                 ====================================================================
CLASS R

Sold                                    381,438    $    3,739,499           388,827    $    3,417,348
Redeemed                               (280,086)   $   (2,771,661)          (77,669)   $     (680,742)
                                 --------------------------------------------------------------------
Net Increase                            101,352    $      967,838           311,158    $    2,736,606
                                 ====================================================================
CLASS T

Sold                                        136    $        1,307               856    $        6,961
Redeemed                                (13,405)   $     (131,594)           (6,333)   $      (48,540)
                                 --------------------------------------------------------------------
Net Decrease                            (13,269)   $     (130,287)           (5,477)   $      (41,579)
                                 ====================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $483,599,481 and $576,324,316, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr. Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
GROWTH FUND                             DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset Management LLC           New York, NY  10166
210 University Boulevard
Suite 800
Denver, CO  80206                       DISTRIBUTOR
                                        Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2005 Dreyfus Service Corporation                         0213AR1204

        Dreyfus Founders
        International Equity Fund




        ANNUAL REPORT     December 31, 2004



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                              3

Fund Expenses                                                                   10

Statement of Investments                                                        12

Statement of Assets and Liabilities                                             17

Statement of Operations                                                         19

Statements of Changes in Net Assets                                             20

Financial Highlights                                                            21

Notes to Financial Statements                                                   27

Report of Independent Registered Public Accounting Firm                         36

Other Tax Information                                                           37

Your Board Representatives                                                      38

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          online as soon as it's available.  Log into www.dreyfus.com
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INVESTMENT MANAGER                           DISTRIBUTOR

Founders Asset Management LLC                Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)               200 Park Avenue
210 University Boulevard, Suite 800          New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF REMI J. BROWNE]

[PHOTO OF DANIEL B. LEVAN]

[PHOTO OF JEFFREY R. SULLIVAN]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, LEFT, DANIEL B. LEVAN, CFA, MIDDLE, AND JEFFREY R. SULLIVAN, CFA, RIGHT

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2004?

For the 12 months ended December 31, 2004, Dreyfus Founders International Equity Fund outperformed(1) its benchmark, the Morgan Stanley Capital International
(MSCI) World ex U.S. Index, which returned 20.38% for the same period.

PLEASE DESCRIBE THE BROAD MARKET AND ECONOMIC ENVIRONMENT IN WHICH THE FUND PERFORMED.

European markets confounded skeptics who believed weak local demand, record high commodity prices and currency strength would materially erode business performance. Instead, natural resource-rich countries, such as Norway, and areas with flourishing local growth, like Spain, offset more sluggish results generated by France and Germany. Additionally, several emerging economies were welcomed into the European Union (EU) during 2004, which now boasts 25 members.

----------
(1) Excluding sales charges, which result in lower returns for certain share classes. Please see page 7 for average annual total returns for all share classes, including and excluding sales charges.

[SIDENOTE]

"OUR FOCUS, AS ALWAYS, IS ON SELECTING STOCKS WITH IMPROVING BUSINESS MOMENTUM AND ATTRACTIVE VALUATIONS IN EACH COUNTRY AND SECTOR REGARDLESS OF THE MARKET'S DIRECTION."

     Despite robust export activity, Japan lagged other Asian markets during the period due to mixed performance in the information technology sector, an area that fell under intense selling pressure during the fourth quarter of the year. In addition, the long-awaited recovery in domestic consumption has been slow to materialize, causing the Japanese market to pause toward the end of the period.

     When examining sectors, many reaped the benefits of accelerating global production in 2004; however, information technology and healthcare trailed for the year. Information technology weakness occurred due to high valuations, the rollover in the semiconductor cycle, and lack of a pick-up in IT spending. Healthcare, on the other hand, experienced investor backlash due to negative press concerning pharmaceutical companies with blockbuster drugs being pulled from the market.

WHAT MANAGEMENT DECISIONS POSITIVELY CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE YEAR?

Substantial positive contribution to relative Fund performance on a country basis came from the United Kingdom, Canada and Germany. The Fund's holdings in these countries outpaced the benchmark due to strong stock selection. Singapore and France also performed well during the period.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- Substantial positive contribution to relative Fund performance on a country basis came from the United Kingdom, Canada and Germany.

- The Fund's holdings in the industrials sector also had a positive impact on relative Fund performance.

- The largest negative contributor to relative Fund performance on a country basis came from Hong Kong.

- The biggest stock specific detractors to the Fund's relative performance came from the information technology, telecommunication services and healthcare sectors.

     Led by U.K.-based Cairn Energy PLC, the Fund's holdings in the energy sector performed well for the year. Cairn's stock price rose during the period, as the oil and gas exploration and production company enjoyed highly successful exploration ventures in India and soaring oil prices.

     The Fund's holdings in the industrials sector also had a positive impact on relative Fund performance, primarily owing to strong stock selection. Swedish truck manufacturer VOLVO AB was the best performing industrials holding.

     Utilities holding FORTUM OYJ was another top performer for the year. Fortum, a Finnish energy and utility firm, gained on increasing Scandinavian power prices and rumors the company may spin out its oil and gas exploration division.

     The consumer staples sector was also a positive contributor to relative Fund performance due to holdings such as SABMILLER PLC, which rallied during the period as the Miller brand continued to recover and took market share away from Budweiser in the U.S.

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

 1. Vodafone Group PLC (United Kingdom; VOD)                       4.02%
 2. SABMiller PLC (United Kingdom; SAB)                            2.35%
 3. Barclays PLC (United Kingdom; BARC)                            2.16%
 4. ING Groep NV (Netherlands; ING.C)                              2.03%
 5. BP PLC (United Kingdom; BP)                                    2.02%
 6. Koninklijke KPN NV (Netherlands; KPN)                          2.01%
 7. Sanofi-Synthelabo SA (France; SAN)                             1.91%
 8. Tesco PLC (United Kingdom; TSCO)                               1.85%
 9. Shire Pharmaceuticals Group PLC (United Kingdom; SHP)          1.77%
10. Toyota Motor Corporation (Japan; 7203)                         1.77%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     MSCI World
               Shares      ex US Index
--------------------------------------
12/29/1995     $10,000
12/31/1995     $10,000     $10,000
12/31/1996     $11,860     $10,687
12/31/1997     $13,770     $10,930
12/31/1998     $16,112     $12,980
12/31/1999     $25,571     $16,605
12/29/2000     $21,057     $14,385
12/31/2001     $14,667     $11,307
12/31/2002     $10,516     $ 9,521
12/31/2003     $14,425     $13,274
12/31/2004     $17,699     $15,979

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on its inception date of 12/29/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to fee waivers and expense limitations. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                            1         5          10       SINCE
CLASS (INCEPTION DATE)                    YEAR      YEARS       YEARS   INCEPTION
---------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
  With sales charge (5.75%)              15.59%     (8.22%)       --      (8.22%)
  Without sales charge                   22.69%     (7.13%)       --      (7.13%)

CLASS B SHARES (12/31/99)
  With redemption*                       17.78%     (8.14%)       --      (8.14%)
  Without redemption                     21.78%     (7.82%)       --      (7.82%)

CLASS C SHARES (12/31/99)
  With redemption**                      20.83%     (7.86%)       --      (7.86%)
  Without redemption                     21.83%     (7.86%)       --      (7.86%)

CLASS F SHARES (12/29/95)                22.70%     (7.09%)       --       6.55%

CLASS R SHARES (12/31/99)                23.45%     (6.84%)       --      (6.84%)

CLASS T SHARES (12/31/99)
  With sales charge (4.50%)              16.88%     (8.21%)       --      (8.21%)
  Without sales charge                   22.42%     (7.36%)       --      (7.36%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limitations, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities entail unique risks, including political, market, and currency risks.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Additionally, financials holdings BARCLAYS PLC and ING GROEP NV, automotive industry supplier CONTINENTAL AG and Dutch telecommunication services holding, KONINKLIJKE KPN NV boosted the Fund's relative return.

WHAT MANAGEMENT DECISIONS NEGATIVELY CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE YEAR?

The largest negative contributor to relative Fund performance on a country basis came from Hong Kong. The Fund's holdings in this country were down and significantly underperformed the benchmark for the year. Other countries with negative contributions to relative Fund performance included Denmark, Italy, Sweden and Switzerland.

     The biggest detractors on a sector basis to the Fund's relative performance came from the information technology, telecommunication services and healthcare sectors. In the information technology sector, Citizens Electronics Company Limited had one of the largest negative impacts on the Fund's relative performance. The Japanese electronic parts manufacturer's sales suffered due to a slowing cellular phone market.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

United Kingdom          23.67%
Japan                   21.40%
France                  10.09%
Germany                  8.65%
Switzerland              6.04%
Canada                   5.17%
Australia                4.05%
Netherlands              4.05%
Italy                    3.94%
Other Countries         12.94%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     During the period, we anticipated relative growth in the Fund's telecommunications services sector holdings. However, specific stocks in this sector, including China Unicom Limited and KDDI Corporation, underperformed and weighed heavily on Fund performance.

     In healthcare, pharmaceutical companies AstraZeneca PLC and GLAXOSMITHKLINE PLC and biotech firm SERONO SA were among the largest detractors from performance. AstraZeneca and Glaxo both fell as the U.K.-based pharmaceutical firms battled negative sector sentiment brought about by negative test results on Merck & Company's VIOXX(R) and Pfizer, Inc.'s Celebrex(R). In addition, AstraZeneca experienced falling new prescription numbers for its cholesterol drug, Crestor(R), late in the year.

     Other weak performers hindering performance for the period included Finnish-based NOKIA OYJ and U.K.-based materials technology company Cookson Group PLC, which were both down during the Fund's holding period.

     Our focus, as always, is on selecting stocks with improving business momentum and attractive valuations in various countries and sectors regardless of the market's direction. We will continue to focus on companies we believe could generate strong earnings relative to their valuations for possible inclusion in the Fund.


/s/ Remi J. Browne         /s/ Daniel B. LeVan         /s/ Jeffrey R. Sullivan

Remi J. Browne, CFA        Daniel B. LeVan, CFA       Jeffrey R. Sullivan, CFA
Co-Portfolio Manager       Co-Portfolio Manager         Co-Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

     ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                        BEGINNING       ENDING       EXPENSES PAID
                                     ACCOUNT VALUE   ACCOUNT VALUE  DURING PERIOD*
                                        (7/1/04)      (12/31/04)   (7/1/04-12/31/04)
------------------------------------------------------------------------------------
CLASS A ACTUAL                         $ 1,000.00     $ 1,115.00       $  7.61
CLASS A HYPOTHETICAL                     1,000.00       1,017.87          7.13

CLASS B ACTUAL                           1,000.00       1,146.71         11.66
CLASS B HYPOTHETICAL                     1,000.00       1,014.06         10.94

CLASS C ACTUAL                           1,000.00       1,147.01         11.67
CLASS C HYPOTHETICAL                     1,000.00       1,014.06         10.94

CLASS F ACTUAL                           1,000.00       1,155.18          7.61
CLASS F HYPOTHETICAL                     1,000.00       1,017.87          7.13

CLASS R ACTUAL                           1,000.00       1,161.65          6.27
CLASS R HYPOTHETICAL                     1,000.00       1,019.15          5.85

CLASS T ACTUAL                           1,000.00       1,151.82          8.96
CLASS T HYPOTHETICAL                     1,000.00       1,016.60          8.40

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

                                          EXPENSE RATIO
-------------------------------------------------------
CLASS A                                       1.40%
CLASS B                                       2.15%
CLASS C                                       2.15%
CLASS F                                       1.40%
CLASS R                                       1.15%
CLASS T                                       1.65%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)--102.3%

AEROSPACE & DEFENSE--1.0%
       88,800   BAE Systems PLC (UK)                                           $         392,945
                                                                               -----------------
APPAREL, ACCESSORIES & LUXURY GOODS--2.1%
       17,000   Bulgari SPA (IT)                                                         210,045
       41,500   Burberry Group PLC (UK)                                                  319,476
        9,300   Compagnie Financiere Richemont AG (SZ)                                   309,564
                                                                               -----------------
                                                                                         839,085
                                                                               -----------------
APPLICATION SOFTWARE--1.7%
       56,400   Sage Group PLC (UK)                                                      218,984
        2,500   SAP AG (GE)                                                              445,834
                                                                               -----------------
                                                                                         664,818
                                                                               -----------------
AUTOMOBILE MANUFACTURERS--3.7%
       36,600   Nissan Motor Company Limited (JA)                                        397,896
        4,300   Renault SA (FR)                                                          359,746
       16,900   Toyota Motor Corporation (JA)                                            687,743
                                                                               -----------------
                                                                                       1,445,385
                                                                               -----------------
BIOTECHNOLOGY--0.9%
          540   Serono SA (SZ)                                                           355,694
                                                                               -----------------
BREWERS--4.3%
       19,200   Asahi Breweries Limited (JA)                                             237,775
        7,600   InBev NV (BE)                                                            294,827
        6,900   Orkla ASA (NW)                                                           226,708
       55,200   SABMiller PLC (UK)                                                       915,585
                                                                               -----------------
                                                                                       1,674,895
                                                                               -----------------
BROADCASTING & CABLE TV--2.9%
       44,500   Mediaset SPA (IT)                                                        564,340
       41,900   Publishing & Broadcasting Limited (AU)                                   574,782
                                                                               -----------------
                                                                                       1,139,122
                                                                               -----------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin on non-U.S. holdings.

AR   Argentina
AT   Austria
AU   Australia
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CH   Chile
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
MA   Malaysia
MX   Mexico
NE   Netherlands
NW   Norway
NZ   New Zealand
PH   Philippines
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
UK   United Kingdom

SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.1%
       27,200   Nokia Oyj (FI)                                                 $         429,610
        2,400   Research In Motion Limited (CA)*                                         197,857
      177,200   Telefonaktiebolaget LM Ericsson (SW)                                     565,299
                                                                               -----------------
                                                                                       1,192,766
                                                                               -----------------
COMPUTER HARDWARE--0.5%
       30,000   Fujitsu Limited (JA)                                                     195,277
                                                                               -----------------
COMPUTER STORAGE & PERIPHERALS--0.7%
       13,600   ATI Technologies, Inc. (CA)*                                             264,009
                                                                               -----------------
CONSTRUCTION & ENGINEERING--0.7%
       11,700   ACS, Actividades de Construccion y Servicios SA (SP)                     267,174
                                                                               -----------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.6%
       15,800   Volvo AB (SW)                                                            626,494
                                                                               -----------------
CONSUMER ELECTRONICS--1.2%
       31,100   Casio Computer Company Limited (JA)                                      479,839
                                                                               -----------------
CONSUMER FINANCE--0.6%
        3,400   Sanyo Shinpan Finance Company Limited (JA)                               241,554
                                                                               -----------------
DIVERSIFIED BANKS--8.0%
        6,420   Alpha Bank AE (GR)                                                       223,919
       91,700   Banca Intesa SPA (IT)                                                    441,237
       74,919   Barclays PLC (UK)                                                        842,821
        6,707   BNP Paribas SA (FR)                                                      485,909
       17,200   HBOS PLC (UK)                                                            280,008
        6,034   Royal Bank of Scotland Group PLC (UK)                                    202,948
       22,000   Shizuoka Bank Limited (JA)                                               208,471
        4,300   Societe Generale (FR)                                                    435,143
                                                                               -----------------
                                                                                       3,120,456
                                                                               -----------------
DIVERSIFIED CAPITAL MARKETS--1.7%
       10,600   Credit Suisse Group (SZ)*                                                445,590
        2,470   UBS AG (SZ)                                                              207,119
                                                                               -----------------
                                                                                         652,709
                                                                               -----------------
DIVERSIFIED CHEMICALS--1.3%
        7,000   BASF AG (GE)                                                             503,520
                                                                               -----------------
DIVERSIFIED METALS & MINING--2.9%
       46,500   BHP Billiton Limited (AU)                                                559,152
       31,100   Xstrata PLC (UK)                                                         556,445
                                                                               -----------------
                                                                                       1,115,597
                                                                               -----------------
ELECTRIC UTILITIES--2.8%
        5,400   E.ON AG (GE)                                                             493,098
       31,900   Fortum Oyj (FI)                                                          590,564
                                                                               -----------------
                                                                                       1,083,662
                                                                               -----------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.9%
       31,500   Sumitomo Electric Industries Limited (JA)                                342,759
                                                                               -----------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.2%
       65,000   Hitachi Limited (JA)                                           $         450,376
        3,600   Hoya Corporation (JA)                                                    406,480
                                                                               -----------------
                                                                                         856,856
                                                                               -----------------
FOOD RETAIL--3.3%
        1,300   Colruyt NV (BE)                                                          211,336
        4,900   Delhaize Group (BE)                                                      372,645
      116,900   Tesco PLC (UK)                                                           722,069
                                                                               -----------------
                                                                                       1,306,050
                                                                               -----------------
FOREST PRODUCTS--0.6%
       17,500   Canfor Corporation (CA)*                                                 228,572
                                                                               -----------------
HOUSEHOLD PRODUCTS--0.9%
       11,300   Reckitt Benckiser PLC (UK)                                               341,451
                                                                               -----------------
HYPERMARKETS & SUPER CENTERS--1.8%
        9,000   Ito-Yokado Company Limited (JA)                                          377,672
        5,600   Metro AG (GE)                                                            307,973
                                                                               -----------------
                                                                                         685,645
                                                                               -----------------
INDUSTRIAL CONGLOMERATES--0.6%
       41,000   Keppel Corporation Limited (SG)                                          216,001
                                                                               -----------------
INDUSTRIAL MACHINERY--1.2%
       56,000   NSK Limited (JA)                                                         281,448
        3,400   Saurer AG (SZ)*                                                          200,334
                                                                               -----------------
                                                                                         481,782
                                                                               -----------------
INTEGRATED OIL & GAS--5.4%
       80,719   BP PLC (UK)                                                              787,200
        7,700   Husky Energy, Inc. (CA)                                                  220,101
       18,800   Repsol YPF SA (SP)                                                       489,613
        2,858   Total SA (FR)                                                            624,277
                                                                               -----------------
                                                                                       2,121,191
                                                                               -----------------
INTEGRATED TELECOMMUNICATION SERVICES--5.5%
       15,800   Deutsche Telekom AG (GE)*                                                357,363
        7,500   France Telecom (FR)                                                      248,335
       82,500   Koninklijke KPN NV (NE)                                                  783,845
       13,200   Telefonica SA (SP)                                                       248,677
       17,200   Telus Corporation (CA)                                                   519,933
                                                                               -----------------
                                                                                       2,158,153
                                                                               -----------------
LEISURE PRODUCTS--1.1%
       18,300   Sankyo Company Limited (JA)                                              413,433
                                                                               -----------------
LIFE & HEALTH INSURANCE--1.2%
       74,200   Friends Provident PLC (UK)                                               219,366
       92,500   Old Mutual PLC (UK)                                                      235,290
                                                                               -----------------
                                                                                         454,656
                                                                               -----------------
MARINE--1.8%
           62   AP Moller-Maersk AS (DE)                                                 512,078
       31,000   Kawasaki Kisen Kaisha Limited (JA)                                       199,366
                                                                               -----------------
                                                                                         711,444
                                                                               -----------------

SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------
MOVIES & ENTERTAINMENT--0.9%
       11,500   Vivendi Universal SA (FR)                                      $         367,181
                                                                               -----------------
MULTI-LINE INSURANCE--1.1%
       19,200   Aviva PLC (UK)                                                           231,476
        3,900   Baloise Holding Limited (SZ)                                             180,063
                                                                               -----------------
                                                                                         411,539
                                                                               -----------------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
        7,700   Suez SA (FR)                                                             205,347
                                                                               -----------------
OFFICE ELECTRONICS--1.7%
       12,000   Canon, Inc. (JA)                                                         647,604
                                                                               -----------------
OIL & GAS EXPLORATION & PRODUCTION--1.8%
       12,800   Eni SPA (IT)                                                             320,478
        2,200   Norsk Hydro ASA (NW)                                                     173,263
      141,600   Oil Search Limited (AU)                                                  200,906
                                                                               -----------------
                                                                                         694,647
                                                                               -----------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.6%
       26,200   ING Groep NV (NE)                                                        792,731
        6,900   Sun Life Financial, Inc. (CA)                                            231,209
                                                                               -----------------
                                                                                       1,023,940
                                                                               -----------------
PHARMACEUTICALS--11.5%
       12,000   Eisai Company Limited (JA)                                               394,652
       10,100   GlaxoSmithKline PLC (UK)                                                 236,940
        4,900   Merck KGaA (GE)                                                          335,014
       12,959   Novartis AG (SZ)                                                         653,021
        5,400   Novo Nordisk AS Class B (DE)                                             295,033
        8,000   Ono Pharmaceuticals Company Limited (JA)                                 448,912
        9,300   Sanofi-Synthelabo SA (FR)                                                743,292
       65,800   Shire Pharmaceuticals Group PLC (UK)                                     690,969
       13,600   Takeda Pharmaceuticals Company Limited (JA)                              684,844
                                                                               -----------------
                                                                                       4,482,677
                                                                               -----------------
PRECIOUS METALS & MINERALS--1.0%
       17,800   ThyssenKrupp AG (GE)                                                     391,953
                                                                               -----------------
PROPERTY & CASUALTY INSURANCE--0.6%
       20,100   QBE Insurance Group Limited (AU)                                         241,855
                                                                               -----------------
PUBLISHING--0.6%
       25,500   United Business Media PLC (UK)                                           234,978
                                                                               -----------------
RAILROADS--0.9%
        5,800   Canadian National Railway Company (CA)                                   353,702
                                                                               -----------------
SEMICONDUCTORS--0.6%
      106,200   ARM Holdings PLC (UK)                                                    225,285
                                                                               -----------------
STEEL--1.6%
       14,900   JFE Holdings, Inc. (JA)                                                  425,320
       80,000   Nippon Steel Corporation (JA)                                            195,960
                                                                               -----------------
                                                                                         621,280
                                                                               -----------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------
TIRES & RUBBER--1.4%
        8,400   Continental AG (GE)                                            $         533,777
                                                                               -----------------
TRADING COMPANIES & DISTRIBUTORS--1.6%
       48,000   Mitsubishi Corporation (JA)                                              620,201
                                                                               -----------------
WIRELESS TELECOMMUNICATION SERVICES--5.7%
       10,000   Bouygues SA (FR)                                                         462,145
       59,400   China Mobile (Hong Kong) Limited (HK)                                    201,370
      578,175   Vodafone Group PLC (UK)                                                1,567,810
                                                                               -----------------
                                                                                       2,231,325
                                                                               -----------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$30,078,362)                                                                   39,860,285
                                                                               -----------------

PRINCIPAL AMOUNT                                                                  AMORTIZED COST
------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.1%

HOUSEHOLD APPLIANCES--2.1%
$     800,000   Stanley Works, Inc.
                2.20% 1/3/05~                                                  $         799,902
                                                                               -----------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$799,902)                                                               799,902
                                                                               -----------------
TOTAL INVESTMENTS--104.4%
(TOTAL COST--$30,878,264)                                                             40,660,187
                                                                               -----------------

OTHER ASSETS AND LIABILITIES--(4.4%)                                                  (1,700,120)
                                                                               -----------------

NET ASSETS--100.0%                                                             $      38,960,067
                                                                               =================

NOTES TO STATEMENT OF INVESTMENTS

*    NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $799,902, OR 2.1%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investment securities, at cost                                      $   30,878,264
                                                                    --------------
Investment securities, at market                                        40,660,187
Cash                                                                       121,581
Foreign currency (cost $1,880)                                               1,887
Receivables:
  Capital shares sold                                                       35,637
  Dividends and interest                                                    35,034
  From adviser                                                              11,453
Other assets                                                                30,430
                                                                    --------------
Total Assets                                                            40,896,209
                                                                    --------------

LIABILITIES
Payables and other accrued liabilities:
  Capital shares redeemed                                                1,858,407
  Advisory fees                                                             25,359
  Shareholder servicing fees                                                 6,690
  Accounting fees                                                            3,381
  Distribution fees                                                          4,489
  Transfer agency fees                                                      14,409
  Custodian fees                                                             3,512
  Other                                                                     19,895
                                                                    --------------
Total Liabilities                                                        1,936,142
                                                                    --------------
Net Assets                                                          $   38,960,067
                                                                    ==============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                             $   60,399,223
Undistributed net investment income                                          3,289
Accumulated net realized loss from security transactions               (31,229,444)
Net unrealized appreciation on investments
  and foreign currency translation                                       9,786,999
                                                                    --------------
Total                                                               $   38,960,067
                                                                    ==============

     SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                          $   25,075,912
Shares Outstanding                                                       2,106,642
Net Asset Value, Redemption Price Per Share                         $        11.90
Maximum offering price per share (net asset value plus sales
  charge of 5.75% of offering price)                                $        12.63

CLASS B
Net Assets                                                          $    2,280,905
Shares Outstanding                                                         196,161
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share             $        11.63

CLASS C
Net Assets                                                          $      476,367
Shares Outstanding                                                          41,032
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share             $        11.61

CLASS F
Net Assets                                                          $   10,885,487
Shares Outstanding                                                         913,037
Net Asset Value, Offering and Redemption Price Per Share            $        11.92

CLASS R
Net Assets                                                          $       66,382
Shares Outstanding                                                           5,525
Net Asset Value, Offering and Redemption Price Per Share            $        12.01

CLASS T
Net Assets                                                          $      175,014
Shares Outstanding                                                          14,777
Net Asset Value, Redemption Price Per Share                         $        11.84
Maximum offering price per share (net asset value
  plus sales charge of 4.50% of offering price)                     $        12.40

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME
Dividends                                                           $      917,889
Interest                                                                    21,695
Foreign taxes withheld                                                    (108,429)
                                                                    --------------
Total Investment Income                                                    831,155
                                                                    --------------

EXPENSES
Advisory fees--Note 2                                                      385,226
Shareholder servicing fees--Note 2                                          87,835
Accounting fees--Note 2                                                     38,523
Distribution fees--Note 2                                                   45,440
Transfer agency fees--Note 2                                                84,201
Registration fees                                                           49,287
Postage and mailing expenses                                                 1,911
Custodian fees and expenses--Note 2                                         52,375
Printing expenses                                                           25,760
Legal and audit fees                                                         8,121
Directors' fees and expenses--Note 2                                         6,723
Other expenses                                                              21,343
                                                                    --------------
  Total Expenses                                                           806,745
  Earnings Credits                                                          (1,289)
  Reimbursed/Waived Expenses                                              (248,314)
  Expense Offset to Broker Commissions                                      (3,253)
                                                                    --------------
  Net Expenses                                                             553,889
                                                                    --------------
Net Investment Income                                                      277,266
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
  Security Transactions                                                  8,484,907
  Foreign Currency Transactions                                             (1,523)
                                                                    --------------
Net Realized Gain                                                        8,483,384
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency Translation                         (886,438)
                                                                    --------------
Net Realized and Unrealized Gain                                         7,596,946
                                                                    --------------
Net Increase in Net Assets Resulting from Operations                $    7,874,212
                                                                    ==============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED        YEAR ENDED
                                                                       12/31/04          12/31/03
OPERATIONS
Net Investment Income                                               $      277,266    $      254,642
Net Realized Gain (Loss) on Security and Foreign
  Currency Transactions                                                  8,483,384        (5,296,540)
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency Translation                         (886,438)       16,056,126
                                                                    --------------    --------------
Net Increase in Net Assets Resulting from Operations                     7,874,212        11,014,228
                                                                    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A                                                                 (185,495)         (156,488)
  Class B                                                                        0            (1,759)
  Class F                                                                  (72,290)          (71,823)
  Class R                                                                  (11,405)          (28,532)
  Class T                                                                     (511)             (910)
                                                                    --------------    --------------
Net Decrease from Dividends and Distributions                             (269,701)         (259,512)
                                                                    --------------    --------------

CAPITAL SHARE TRANSACTIONS
Net Decrease--Note 4
  Class A                                                               (2,078,483)       (1,959,586)
  Class B                                                                 (527,506)         (450,587)
  Class C                                                                  (94,599)         (190,274)
  Class F                                                                 (980,705)       (2,350,311)
  Class R                                                               (3,373,718)         (204,031)
  Class T                                                                  (31,098)          (57,906)
                                                                    --------------    --------------
Net Decrease from Capital Share Transactions                            (7,086,109)       (5,212,695)
                                                                    --------------    --------------
Net Increase in Net Assets                                                 518,402         5,542,021
                                                                    --------------    --------------

NET ASSETS
Beginning of year                                                   $   38,441,665    $   32,899,644
                                                                    --------------    --------------
End of year                                                         $   38,960,067    $   38,441,665
                                                                    ==============    ==============

Undistributed (Accumulated) Net
  Investment Income (Loss)                                          $        3,289    $       (2,753)

     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004         2003         2002         2001         2000
                                           --------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.77   $     7.19   $    10.03   $    14.42   $    19.88
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.08         0.06         0.01         0.00~       (0.03)
Net realized and unrealized gains
  (losses) on securities                         2.14         2.59        (2.84)       (4.39)       (3.53)
                                           --------------------------------------------------------------
Total from investment operations                 2.22         2.65        (2.83)       (4.39)       (3.56)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      (0.09)       (0.07)       (0.01)        0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                             (0.09)       (0.07)       (0.01)        0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    11.90   $     9.77   $     7.19   $    10.03   $    14.42
                                           ==============================================================

TOTAL RETURN*                                   22.69%       36.84%      (28.19%)     (30.44%)     (17.60%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $   25,076   $   22,432   $   18,217   $   29,151   $    4,434
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         1.42%        1.41%        1.40%        1.46%        1.82%
Expenses with reimbursements,
  earnings credits and brokerage offsets         1.40%        1.40%        1.40%        1.44%        1.77%
Net investment income (loss)                     0.74%        0.80%        0.13%       (0.74%)      (0.36%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~ NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.05% (2004), 2.48% (2003), 2.18% (2002), 1.78%
     (2001), AND 1.82% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004          2003        2002         2001         2000
                                           --------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.55    $    7.03   $     9.87   $    14.29   $    19.88
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.00~,+     (0.08)       (0.11)       (0.12)       (0.09)
Net realized and unrealized gains
  (losses) on securities                         2.08         2.61        (2.73)       (4.30)       (3.60)
                                           --------------------------------------------------------------
Total from investment operations                 2.08         2.53        (2.84)       (4.42)       (3.69)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                       0.00        (0.01)        0.00         0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                              0.00        (0.01)        0.00         0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    11.63    $    9.55   $     7.03   $     9.87   $    14.29
                                           ==============================================================

TOTAL RETURN*                                   21.78%       35.95%      (28.77%)     (30.93%)     (18.27%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $    2,281    $   2,372   $    2,201   $    3,786   $    5,129
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         2.16%        2.16%        2.16%        2.28%        2.57%
Expenses with reimbursements,
  earnings credits and brokerage offsets         2.15%        2.15%        2.15%        2.26%        2.52%
Net investment income (loss)                     0.00%        0.07%       (0.61%)      (1.03%)      (1.18%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
+ NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.85% (2004), 3.32% (2003), 2.91% (2002), 2.67%
     (2001) AND 2.57% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004          2003        2002         2001         2000
                                           --------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.53    $    7.02   $     9.86   $    14.27   $    19.88
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.00~,+     (0.26)       (0.29)       (0.16)       (0.07)
Net realized and unrealized gains
  (losses) on securities                         2.08         2.77        (2.55)       (4.25)       (3.64)
                                           --------------------------------------------------------------
Total from investment operations                 2.08         2.51        (2.84)       (4.41)       (3.71)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                       0.00         0.00         0.00         0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                              0.00         0.00         0.00         0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    11.61    $    9.53   $     7.02   $     9.86   $    14.27
                                           ==============================================================

TOTAL RETURN*                                   21.83%       35.76%      (28.80%)     (30.90%)     (18.37%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $      476    $     482   $      532   $    1,429   $    2,635
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         2.16%        2.16%        2.16%        2.29%        2.55%
Expenses with reimbursements,
  earnings credits and brokerage offsets         2.15%        2.15%        2.15%        2.26%        2.50%
Net investment income (loss)                     0.03%        0.08%       (0.63%)      (0.99%)      (1.18%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
+ NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.87% (2004), 3.25% (2003), 3.11% (2002), 2.85%
     (2001), AND 2.55% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004         2003         2002         2001         2000
                                           --------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.78   $     7.18   $    10.03   $    14.40   $    19.87
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.08~       (0.01)       (0.05)       (0.07)       (0.08)
Net realized and unrealized gains
  (losses) on securities                         2.14         2.68        (2.79)       (4.30)       (3.49)
                                           --------------------------------------------------------------
Total from investment operations                 2.22         2.67        (2.84)       (4.37)       (3.57)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      (0.08)       (0.07)       (0.01)        0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                             (0.08)       (0.07)       (0.01)        0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    11.92   $     9.78   $     7.18   $    10.03   $    14.40
                                           ==============================================================

TOTAL RETURN                                    22.70%       37.17%      (28.30%)     (30.35%)     (17.65%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $   10,885   $    9,837   $    9,321   $   16,640   $   30,040
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         1.41%        1.40%        1.40%        1.55%        1.84%
Expenses with reimbursements,
  earnings credits and brokerage offsets         1.40%        1.40%        1.40%        1.52%        1.80%
Net investment income (loss)                     0.76%        0.80%        0.12%       (0.26%)      (0.55%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.10% (2004), 2.52% (2003), 2.13% (2002), 1.99%
     (2001) AND 1.95% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004         2003         2002         2001         2000
                                           --------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.82   $     7.22   $    10.08   $    14.45   $    19.88
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.13~        0.09         0.02         0.00+       (0.01)
Net realized and unrealized gains
  (losses) on securities                         2.17         2.60        (2.85)       (4.37)       (3.52)
                                           --------------------------------------------------------------
Total from investment operations                 2.30         2.69        (2.83)       (4.37)       (3.53)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      (0.11)       (0.09)       (0.03)        0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                             (0.11)       (0.09)       (0.03)        0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    12.01   $     9.82   $     7.22   $    10.08   $    14.45
                                           ==============================================================

TOTAL RETURN                                    23.45%       37.27%      (28.10%)     (30.24%)     (17.45%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $       66   $    3,146   $    2,470   $    6,102   $    2,716
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         1.15%        1.15%        1.16%        1.28%        1.63%
Expenses with reimbursements,
  earnings credits and brokerage offsets         1.15%        1.15%        1.15%        1.26%        1.53%
Net investment income (loss)                     1.21%        1.03%        0.27%       (0.04%)      (0.40%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
+ NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.65% (2004), 1.95% (2003), 1.71% (2002), 1.57%
     (2001), AND 1.63% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                              YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------
                                              2004         2003         2002         2001         2000
                                           --------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $     9.70   $     7.14   $     9.97   $    14.37   $    19.88
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     0.06~        0.00+       (0.10)       (0.09)       (0.06)
Net realized and unrealized gains
  (losses) on securities                         2.11         2.61        (2.73)       (4.31)       (3.55)
                                           --------------------------------------------------------------
Total from investment operations                 2.17         2.61        (2.83)       (4.40)       (3.61)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      (0.03)       (0.05)        0.00         0.00         0.00
From net realized gains                          0.00         0.00         0.00         0.00        (1.90)
                                           --------------------------------------------------------------
Total distributions                             (0.03)       (0.05)        0.00         0.00        (1.90)
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $    11.84   $     9.70   $     7.14   $     9.97   $    14.37
                                           ==============================================================

TOTAL RETURN*                                   22.42%       36.58%      (28.39%)     (30.62%)     (17.85%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $      175   $      172   $      158   $      343   $      654
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets#         1.66%        1.65%        1.65%        1.80%        2.03%
Expenses with reimbursements,
  earnings credits and brokerage offsets         1.65%        1.65%        1.65%        1.77%        1.98%
Net investment income (loss)                     0.57%        0.67%       (0.12%)      (0.53%)      (0.70%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                           85%         144%         220%         213%         184%

~    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
+ NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.44% (2004), 2.88% (2003), 4.00% (2002), 2.86%
     (2001), AND 2.03% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2004 for settling foreign trades is listed on the Statement of Assets and Liabilities.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method. The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

Founders has agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and Class C shares, 1.15% for Class R shares and 1.65% for Class T shares. These reductions are made pursuant to a permanent contractual commitment. For the year ended December 31, 2004, $232,778 was reimbursed to the Fund by Founders pursuant to this provision.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $22,397 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $8,045 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                                     TRANSFER
                                                                    AGENCY FEES
    ---------------------------------------------------------------------------
    Class A                                                           $ 58,085
    Class B                                                           $  6,772
    Class C                                                           $  1,499
    Class R                                                           $  2,710
    Class T                                                           $    711

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $6,379 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2004, the Fund was charged $3,374 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $24,844 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                             DISTRIBUTION       SHAREHOLDER
                                                 FEES          SERVICING FEES
     ------------------------------------------------------------------------
     Class A                                        N/A           $ 58,276
     Class B                                   $ 16,658           $  5,553
     Class C                                   $  3,493           $  1,164
     Class T                                   $    445           $    445

During the year ended December 31, 2004, DSC retained $440 and $72 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $11,655 of contingent deferred sales charges relating to redemptions of Class B.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                     AMOUNT OF WAIVER
     ---------------------------------------------------
     9/1/03 to 8/31/04                      $ 150,000
     9/1/04 to 8/31/05                      $ 200,000
     9/1/05 to 8/31/06                      $ 200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $15,536, which reduced the amount paid to Mellon Bank to $36,839.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

OTHER--An affiliate of Founders reimbursed the Fund $4,811 shortly after the fiscal year end for a trading error. This amount is not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET             UNDISTRIBUTED NET           PAID-IN
     INVESTMENT INCOME         REALIZED GAINS AND LOSSES       CAPITAL
     -----------------------------------------------------------------
         $ (1,523)                      $ 1,526                 $ (3)

The tax character of distributions paid during 2004 and 2003 was as follows:

                                                  2004         2003
     DISTRIBUTIONS PAID FROM:
       Ordinary Income                         $ 269,701     $ 259,512
       Long-term capital gain                  $       0     $       0
                                               -----------------------
                                               $ 269,701     $ 259,512
                                               =======================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $8,440,768. Accumulated capital losses as of December 31, 2004 are:

     EXPIRATION                                              AMOUNT
     -----------------------------------------------------------------
     2008                                                 $  5,074,404
     2009                                                 $ 12,777,527
     2010                                                 $  5,986,171
     2011                                                 $  7,339,094
                                                          ------------
                                                          $ 31,177,196
                                                          ============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. Unrealized appreciation/depreciation in the table below includes appreciation/depreciation on foreign currency translation. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Undistributed Ordinary Income                        $      9,042
     Federal Tax Cost                                     $ 30,930,512
     Gross Tax Appreciation of Investments                $  9,786,985
     Gross Tax Depreciation of Investments                $    (57,310)
     Net Tax Appreciation                                 $  9,729,675

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                     YEAR ENDED                           YEAR ENDED
                                                      12/31/04                             12/31/03
                                               SHARES           AMOUNT              SHARES          AMOUNT
CLASS A
Sold                                             111,208    $    1,148,486           724,401    $    5,318,119
Dividends or Distributions Reinvested             14,688    $      174,191            15,239    $      147,964
Redeemed                                        (315,412)   $   (3,401,160)         (978,731)   $   (7,425,669)
                                          --------------------------------------------------------------------
Net Decrease                                    (189,516)   $   (2,078,483)         (239,091)   $   (1,959,586)
                                          ====================================================================

CLASS B
Sold                                              11,870    $      124,485            72,988    $      520,427
Dividends or Distributions Reinvested                  0    $            0               146    $        1,391
Redeemed                                         (64,211)   $     (651,991)         (137,735)   $     (972,405)
                                          --------------------------------------------------------------------
Net Decrease                                     (52,341)   $     (527,506)          (64,601)   $     (450,587)
                                          ====================================================================

CLASS C
Sold                                               6,433    $       64,792           165,203    $    1,132,327
Redeemed                                         (15,944)   $     (159,391)         (190,526)   $   (1,322,601)
                                          --------------------------------------------------------------------
Net Decrease                                      (9,511)   $      (94,599)          (25,323)   $     (190,274)
                                          ====================================================================

CLASS F
Sold                                             470,504    $    4,815,790         1,515,865    $   11,180,704
Dividends or Distributions Reinvested              5,843    $       69,420             6,797    $       66,066
Redeemed                                        (569,384)   $   (5,865,915)       (1,814,806)   $  (13,597,081)
                                          --------------------------------------------------------------------
Net Decrease                                     (93,037)   $     (980,705)         (292,144)   $   (2,350,311)
                                          ====================================================================

CLASS R
Sold                                              40,338    $      419,337           146,346    $    1,105,834
Dividends or Distributions Reinvested                957    $       11,405             2,764    $       26,981
Redeemed                                        (355,989)   $   (3,804,460)         (170,854)   $   (1,336,846)
                                          --------------------------------------------------------------------
Net Decrease                                    (314,694)   $   (3,373,718)          (21,744)   $     (204,031)
                                          ====================================================================

CLASS T
Sold                                               1,431    $       14,400            97,501    $      651,910
Dividends or Distributions Reinvested                 42    $          492                91    $          882
Redeemed                                          (4,460)   $      (45,990)         (101,973)   $     (710,698)
                                          --------------------------------------------------------------------
Net Decrease                                      (2,987)   $      (31,098)           (4,381)   $      (57,906)
                                          ====================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $32,138,435 and $37,956,406, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2004, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2004, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and

Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice PresidentAdministration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer (OAMLCOO) for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr.Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
INTERNATIONAL EQUITY FUND               DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset Management LLC           New York, NY  10166
210 University Boulevard
Suite 800
Denver, CO  80206                       DISTRIBUTOR
                                        Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2005 Dreyfus Service Corporation                         0360AR1204

        Dreyfus Founders
        Mid-Cap Growth Fund




        ANNUAL REPORT     December 31, 2004



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                           3

Fund Expenses                                                                12

Statement of Investments                                                     14

Statement of Assets and Liabilities                                          18

Statement of Operations                                                      20

Statements of Changes in Net Assets                                          21

Financial Highlights                                                         22

Notes to Financial Statements                                                28

Report of Independent Registered Public Accounting Firm                      37

Your Board Representatives                                                   38

          -----------------------------------------------------------
          Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
          -----------------------------------------------------------




INVESTMENT MANAGER                             DISTRIBUTOR
Founders Asset Management LLC                  Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                 200 Park Avenue
210 University Boulevard, Suite 800            New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-10 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]
[PHOTO OF DANIEL E. CROWE]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS JOHN B. JARES, CFA, LEFT, AND DANIEL E. CROWE, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK
FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?
For the 12-month period ended December 31, 2004, the Dreyfus Founders Mid-Cap Growth Fund outperformed(1) its benchmark, the Russell MidCap Growth Index, which returned 15.48% for the period.

TO WHAT DO YOU ATTRIBUTE THE MARKET'S OVERALL PERFORMANCE DURING THE PERIOD?
The market's performance during the 12-month period can be demarcated into three distinct periods. The start of 2004 continued to exhibit the strength associated with the beginning of the economic recovery that was realized in 2003. However, from March through August, the improving economy was overshadowed by concerns over the Federal Reserve raising interest rates, increased oil prices, the lack of clarity regarding an outcome in Iraq, and uncertainty surrounding the outcome to the U.S. Presidential election. These concerns led to declines in most major equity indexes into August. Finally, the last four months of the year saw strong market advances as merger and acquisition activity picked up, the Presidential election passed with the incumbent retaining office, and corporate earnings growth remained strong.

[SIDENOTE]

"OUR BOTTOM-UP INVESTMENT PROCESS LED US TO SELL POSITIONS THAT HAD APPRECIATED TO LEVELS SUCH THAT THE RISK VERSUS REWARD PROPOSITION WAS NO LONGER FAVORABLE."

(1) Excluding sales charges, which result in lower returns for certain share classes. Please see page 7 for average annual total returns for all share classes, including and excluding sales charges.

MR. JARES, WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO
AFTER ASSUMING MANAGEMENT RESPONSIBILITIES IN MARCH?
The bottom-up investment process we utilize to identify the most attractive mix of potential reward and limited risk has not changed. However, since March, the portfolio's concentration increased as the average number of holdings declined. The portfolio consisted of 60 stocks at the end of the year, down from more than 100 stocks at the beginning of the year. This change positively impacted performance as these larger holdings significantly contributed to the Fund's overall performance.

     Our diligent research process to identify new investment opportunities also benefited the Fund as seven of the top ten positive contributors to Fund performance for the year were added to the Fund after I assumed management responsibilities in March.

DID YOUR BOTTOM-UP INVESTMENT APPROACH LEAD TO ANY
CHANGES IN PORTFOLIO COMPOSITION DURING THE REPORTING PERIOD?
Our bottom-up investment process led us to sell positions that had appreciated to levels such that the risk versus reward proposition was no longer favorable. Large stock price declines during the third quarter created new investment

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

    - The last four months of the year saw strong market advances as merger and acquisition activity picked up, the Presidential election passed with the incumbent retaining office, and corporate earnings growth remained strong.

    - The Fund's relative performance was positively impacted by strong stock selection within specific areas of the information technology sector such as software and hardware.

    - Relative overweight positions in the consumer discretionary and industrials sectors aided Fund performance. The largest boon to performance in these sectors came from strong stock selection.

    - Although an underweight position in the financials sector weighed on relative Fund performance, it was weak stock selection in this sector that created the largest offset to overall positive performance.

    - An underweight position coupled with poor stock selection in the healthcare sector also proved detrimental to relative Fund performance.

opportunities. TIBCO SOFTWARE, INC. and GTECH HOLDINGS CORPORATION both became large positions in the Fund. TIBCO has since seen increased demand for its business integration software and improved sales force productivity. GTECH, an operator of online lottery transaction processing systems, appreciated after concerns regarding the company's legal matters in Brazil decreased.

WHAT FACTORS POSITIVELY CONTRIBUTED TO THE FUND'S
RELATIVE PERFORMANCE DURING THE 12-MONTH PERIOD?
The Fund's relative performance was positively impacted by strong stock selection within specific areas of the information technology sector such as software and hardware. Previously mentioned TIBCO Software, Inc., APPLE COMPUTER, INC., Autodesk, Inc., VERITAS SOFTWARE CORPORATION and NAVTEQ were among the Fund's top performers in this sector for the period. Software companies benefited as corporate spending picked up and signs of further industry consolidation began to emerge. Apple appreciated over the period due in part from the continuing popularity of its iPod products as well as the introduction of a new Mac computer. Autodesk, Inc., a design software and digital content company, continued to benefit from increased penetration of its three-dimensional (3D) products. Digital map data provider NAVTEQ saw strong demand for its geographic mapping products.

LARGEST EQUITY HOLDINGS (ticker symbol)

     1. Henry Schein, Inc. (HSIC)                              3.31%
     2. VERITAS Software Corporation (VRTS)                    3.15%
     3. Lafarge North America, Inc. (LAF)                      3.04%
     4. W.W. Grainger, Inc. (GWW)                              3.03%
     5. GTECH Holdings Corporation (GTK)                       2.72%
     6. The PMI Group, Inc. (PMI)                              2.70%
     7. Blackboard, Inc. (BBBB)                                2.61%
     8. Bed Bath and Beyond, Inc. (BBBY)                       2.36%
     9. Zebra Technologies Corporation (ZBRA)                  2.29%
    10. TIBCO Software, Inc. (TIBX)                            2.22%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

                           Russell
                           Mid-cap
               Class F     Growth
               Shares      Index
-----------------------------------
12/31/1994     $10,000     $10,000
12/31/1995     $12,569     $13,398
12/31/1996     $14,497     $15,739
12/31/1997     $16,878     $19,287
12/31/1998     $16,586     $22,733
12/31/1999     $23,598     $34,393
12/29/2000     $18,008     $30,352
12/31/2001     $14,332     $24,236
12/31/2002     $10,821     $17,594
12/31/2003     $14,787     $25,109
12/31/2004     $17,513     $28,995

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/94 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                             1           5           10          SINCE
   CLASS (INCEPTION DATE)                   YEAR       YEARS       YEARS       INCEPTION
   -------------------------------------------------------------------------------------
   CLASS A SHARES (12/31/99)
    With sales charge (5.75%)              11.26%      (7.31%)        --           (7.31%)
    Without sales charge                   17.90%      (6.21%)        --           (6.21%)

   CLASS B SHARES (12/31/99)
    With redemption*                       12.91%      (7.02%)        --           (7.02%)
    Without redemption                     16.91%      (6.78%)        --           (6.78%)

   CLASS C SHARES (12/31/99)
    With redemption**                      16.16%      (7.01%)        --           (7.01%)
    Without redemption                     17.16%      (7.01%)        --           (7.01%)

   CLASS F SHARES (9/8/61)                 18.44%      (5.79%)      5.76%            N/A

   CLASS R SHARES (12/31/99)               17.70%      (6.04%)        --           (6.04%)

   CLASS T SHARES (12/31/99)
    With sales charge (4.50%)              11.83%      (7.86%)        --           (7.86%)
    Without sales charge                   17.11%      (7.01%)        --           (7.01%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing, such as limited product lines, less liquidity, and small market share.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

     Gains in VERITAS provide a good example of how the risk versus reward framework benefited the Fund during the year. The company lost more than a third of its market capitalization after a disappointing second quarter earnings report. This created an opportunity for the Fund to build a position in the leading provider of storage software at a reasonable valuation. VERITAS experienced an appreciation in its share price due to an improvement in its fundamentals and, ultimately, an offer from software firm Symantec Corporation to acquire the company.

     Relative overweight positions in the consumer discretionary and industrials sectors aided Fund performance. The largest boon to performance in these sectors came from strong stock selection. ROYAL CARIBBEAN CRUISES LIMITED and GETTY IMAGES, INC. delivered strong performance within the consumer discretionary sector. Royal Caribbean experienced strong recovery in demand for leisure cruising, while stock photography provider Getty Images continued to leverage the electronic distribution of digital images, which helped drive higher profits. Within the industrials sector, W.W. GRAINGER, INC., a leading

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

     Consumer Discretionary         23.59%
     Information Technology         23.51%
     Healthcare                     17.43%
     Industrials                    10.91%
     Financials                     10.80%
     Materials                       3.04%
     Energy                          2.42%
     Telecommunications Services     1.87%
     Other                           1.94%
     Cash & Equivalents              4.49%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

provider of facilities maintenance products, delivered strong branch sales in part due to the success of its market expansion. Transportation company J.B. HUNT TRANSPORT SERVICES, INC. was also a notable positive contributor to Fund performance for the period.

CONVERSELY, WHAT FACTORS NEGATIVELY CONTRIBUTED TO THE
FUND'S RELATIVE PERFORMANCE DURING THE 12-MONTH PERIOD?
Although an underweight position in the financials sector weighed on relative Fund performance, it was weak stock selection in this sector that created the largest offset to overall positive performance. Poor interest rate risk management hurt New York Community Bancorp, Inc. AmeriTrade Holding Corporation was negatively impacted as trading volumes fell, earnings were revised down, and the industry continued to struggle with aggressive pricing.
     An underweight position coupled with poor stock selection in the healthcare sector also proved detrimental to relative Fund performance. Among the worst performers in this sector were long-term acute care hospital services provider Select Medical Corporation and generic pharmaceutical company Andrx Corporation.
     The telecommunications sector also had a negative impact on performance, due mainly to the Fund's underweight position relative to its benchmark.
     Although the information technology sector provided the largest buoy for relative Fund performance, names within the semiconductor industry weighed on the sector's positive contribution. NVIDIA Corporation, QLogic Corporation and Fairchild Semiconductor International, Inc. all had a large negative impact on Fund performance. NVIDIA reported poor second quarter results due to aggressive competitor pricing and weak demand for low-end processors. QLogic Corporation underperformed as it pre-announced lower-than-expected first quarter earnings due to weaker demand for its storage-related products. Fairchild Semiconductor declined due to weaker end-market demand.

     Other holdings that negatively impacted relative Fund performance during the period included BLACKBOARD, INC. and Corinthian Colleges, Inc. Blackboard, a provider of educational software products, declined due to weak third quarter bookings. Corinthian Colleges suffered from numerous factors including overly optimistic expectations and concerns over the closing of existing facilities. In addition, industry concerns also surfaced based on issues at other for-profit educational services companies.

At year's end, corporate activity began to pick up as executives began making strategic decisions regarding investing in businesses and acquisitions. Consumer spending was reasonable, oil prices appeared to have moderated and employment was once again stable to improving. Additionally, inflation remained benign, long-term interest rates remained very low, and credit spreads were tight. While our outlook was generally positive at year-end, a number of issues such as a weakening of the U.S. dollar, increased inflation and consumer credit quality kept us cautiously optimistic. We will continue to focus on our bottom-up investment process and will work diligently to seek the most attractive mix of potential reward and limited risk.


/s/ John B. Jares                            /s/ Daniel E. Crowe

John B. Jares, CFA                           Daniel E. Crowe, CFA
Co-Portfolio Manager                         Co-Portfolio Manager

                       This page intentionally left blank.

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 - 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                          BEGINNING            ENDING          EXPENSES PAID
                                        ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                           (7/1/04)          (12/31/04)      (7/1/04-12/31/04)
   -------------------------------------------------------------------------------------------
   CLASS A ACTUAL                       $    1,000.00      $    1,104.16             $    8.44
   CLASS A HYPOTHETICAL                      1,000.00           1,016.91                  8.09

   CLASS B ACTUAL                            1,000.00           1,094.59                 13.14
   CLASS B HYPOTHETICAL                      1,000.00           1,012.38                 12.62

   CLASS C ACTUAL                            1,000.00           1,099.67                 12.69
   CLASS C HYPOTHETICAL                      1,000.00           1,012.83                 12.17

   CLASS F ACTUAL                            1,000.00           1,108.72                  7.07
   CLASS F HYPOTHETICAL                      1,000.00           1,018.23                  6.77

   CLASS R ACTUAL                            1,000.00           1,101.33                 10.08
   CLASS R HYPOTHETICAL                      1,000.00           1,015.33                  9.67

   CLASS T ACTUAL                            1,000.00           1,096.16                 12.78
   CLASS T HYPOTHETICAL                      1,000.00           1,012.73                 12.27

   *Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS
These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

                                            EXPENSE RATIO
   ------------------------------------------------------
   CLASS A                                      1.59%
   CLASS B                                      2.48%
   CLASS C                                      2.39%
   CLASS F                                      1.33%
   CLASS R                                      1.90%
   CLASS T                                      2.41%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                                                          MARKET VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--93.3%
AIRLINES--1.2%
        61,750   AMR Corporation*                                                         $          676,156
        37,500   JetBlue Airways Corporation*                                                        870,750
                                                                                          ------------------
                                                                                                   1,546,906
                                                                                          ------------------
APPLICATION SOFTWARE--3.8%
       217,009   Blackboard, Inc.*                                                                 3,213,903
        30,875   NAVTEQ*                                                                           1,431,365
                                                                                          ------------------
                                                                                                   4,645,268
                                                                                          ------------------
ASSET MANAGEMENT & CUSTODY BANKS--3.3%
        50,667   Calamos Asset Management, Inc.*                                                   1,368,009
        55,325   Northern Trust Corporation                                                        2,687,689
                                                                                          ------------------
                                                                                                   4,055,698
                                                                                          ------------------
AUTO PARTS & EQUIPMENT--1.8%
        45,025   Autoliv, Inc.                                                                     2,174,708
                                                                                          ------------------
BIOTECHNOLOGY--4.0%
        30,600   Genzyme Corporation*                                                              1,776,942
        37,175   Gilead Sciences, Inc.*                                                            1,300,753
        24,375   OSI Pharmaceuticals, Inc.*                                                        1,824,469
                                                                                          ------------------
                                                                                                   4,902,164
                                                                                          ------------------
CASINOS & GAMING--5.3%
       129,200   GTECH Holdings Corporation                                                        3,352,740
        21,975   Station Casinos, Inc.                                                             1,201,593
        29,400   Wynn Resorts, Limited*                                                            1,967,448
                                                                                          ------------------
                                                                                                   6,521,781
                                                                                          ------------------
COMMUNICATIONS EQUIPMENT--1.6%
        58,600   Scientific-Atlanta, Inc.                                                          1,934,386
                                                                                          ------------------
COMPUTER HARDWARE--1.7%
        31,825   Apple Computer, Inc.*                                                             2,049,530
                                                                                          ------------------
COMPUTER STORAGE & PERIPHERALS--0.5%
         6,975   Lexmark International, Inc.*                                                        592,875
                                                                                          ------------------
CONSTRUCTION MATERIALS--3.0%
        72,875   Lafarge North America, Inc.                                                       3,739,945
                                                                                          ------------------
DEPARTMENT STORES--2.1%
        51,500   Kohl's Corporation*                                                               2,532,255
                                                                                          ------------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.8%
        60,675   Symbol Technologies, Inc.                                                         1,049,678
                                                                                          ------------------
EMPLOYMENT SERVICES--1.3%
        32,350   Manpower, Inc.                                                                    1,562,505
                                                                                          ------------------
ENVIRONMENTAL SERVICES--1.8%
        49,700   Stericycle, Inc.*                                                                 2,283,715
                                                                                          ------------------

SHARES                                                                                          MARKET VALUE
------------------------------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS--1.9%
        71,800   Semiconductor HLDRs Trust                                                $        2,395,248
                                                                                          ------------------
HEALTHCARE DISTRIBUTORS--3.3%
        58,525   Henry Schein, Inc.*                                                               4,075,681
                                                                                          ------------------
HEALTHCARE EQUIPMENT--1.8%
        50,225   Biomet, Inc.                                                                      2,179,263
                                                                                          ------------------
HEALTHCARE SERVICES--1.5%
        19,550   Quest Diagnostics, Inc.                                                           1,868,003
                                                                                          ------------------
HOME FURNISHINGS--3.0%
        40,075   Leggett & Platt, Inc.                                                             1,139,332
        27,800   Mohawk Industries, Inc.*                                                          2,536,750
                                                                                          ------------------
                                                                                                   3,676,082
                                                                                          ------------------
HOMEBUILDING--1.7%
        10,000   KB Home                                                                           1,044,000
        16,050   Toll Brothers, Inc.*                                                              1,101,191
                                                                                          ------------------
                                                                                                   2,145,191
                                                                                          ------------------
LEISURE FACILITIES--1.6%
        35,875   Royal Caribbean Cruises Limited                                                   1,953,035
                                                                                          ------------------
LIFE & HEALTH INSURANCE--0.6%
        39,500   UnumProvident Corporation                                                           708,630
                                                                                          ------------------
OFFICE ELECTRONICS--2.3%
        50,075   Zebra Technologies Corporation*                                                   2,818,221
                                                                                          ------------------
OIL & GAS EXPLORATION & PRODUCTION--2.4%
        18,225   Bill Barrett Corporation*                                                           583,018
        38,825   Noble Energy, Inc.                                                                2,393,950
                                                                                          ------------------
                                                                                                   2,976,968
                                                                                          ------------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.2%
        32,625   Ambac Financial Group, Inc.                                                       2,679,491
                                                                                          ------------------
PHARMACEUTICALS--6.9%
        59,100   Barr Pharmaceuticals, Inc.*                                                       2,691,414
        74,000   Eon Labs, Inc.*                                                                   1,998,000
        55,850   Medicis Pharmaceutical Corporation Class A                                        1,960,894
        64,150   MGI Pharma, Inc.*                                                                 1,796,842
                                                                                          ------------------
                                                                                                   8,447,150
                                                                                          ------------------
PUBLISHING--1.7%
        30,175   Getty Images, Inc.*                                                               2,077,549
                                                                                          ------------------
RAILROADS--0.5%
         9,450   Union Pacific Corporation                                                           635,513
                                                                                          ------------------
REGIONAL BANKS--1.5%
        58,450   South Financial Group, Inc.                                                       1,901,379
                                                                                          ------------------

SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                          MARKET VALUE
------------------------------------------------------------------------------------------------------------
RESTAURANTS--3.3%
        91,700   Applebee's International, Inc.                                           $        2,425,465
        35,825   Yum! Brands, Inc.                                                                 1,690,224
                                                                                          ------------------
                                                                                                   4,115,689
                                                                                          ------------------
SEMICONDUCTOR EQUIPMENT--1.4%
        63,000   Novellus Systems, Inc.*                                                           1,757,070
                                                                                          ------------------
SEMICONDUCTORS--2.4%
        20,000   Broadcom Corporation*                                                               645,600
        53,325   Maxim Integrated Products, Inc.                                                   2,260,447
                                                                                          ------------------
                                                                                                   2,906,047
                                                                                          ------------------
SPECIALTY STORES--3.1%
        72,925   Bed Bath & Beyond, Inc.*                                                          2,904,603
        18,325   Guitar Center, Inc.*                                                                965,544
                                                                                          ------------------
                                                                                                   3,870,147
                                                                                          ------------------
SYSTEMS SOFTWARE--5.4%
       205,000   TIBCO Software, Inc.*                                                             2,734,700
       135,875   VERITAS Software Corporation*                                                     3,879,231
                                                                                          ------------------
                                                                                                   6,613,931
                                                                                          ------------------
TECHNOLOGY DISTRIBUTORS--2.0%
        38,075   CDW Corporation                                                                   2,526,276
                                                                                          ------------------
THRIFTS & MORTGAGE FINANCE--2.7%
        79,800   The PMI Group, Inc.                                                               3,331,650
                                                                                          ------------------
TRADING COMPANIES & DISTRIBUTORS--4.5%
        98,850   United Rentals, Inc.*                                                             1,868,265
        56,075   W.W. Grainger, Inc.                                                               3,735,717
                                                                                          ------------------
                                                                                                   5,603,982
                                                                                          ------------------
TRUCKING--1.5%
        40,150   J.B. Hunt Transport Services, Inc.                                                1,800,728
                                                                                          ------------------
WIRELESS TELECOMMUNICATION SERVICES--1.9%
       125,000   American Tower Corporation*                                                       2,300,000
                                                                                          ------------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$98,443,617)                                                                              114,954,338
                                                                                          ------------------

COMMON STOCKS (FOREIGN)--2.2%
APPLICATION SOFTWARE--1.7%
        78,800   Amdocs Limited (CI)*                                                              2,068,500
                                                                                          ------------------
INVESTMENT BANKING & BROKERAGE--0.5%
       120,000   ICAP PLC (UK)                                                                       626,033
                                                                                          ------------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$2,548,629)                                                                                 2,694,533
                                                                                          ------------------

PRINCIPAL AMOUNT                                                                              AMORTIZED COST
------------------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--4.3%
SPECIAL PURPOSE ENTITY--4.3%
$    5,300,000   Nestle Capital Corporation
                 2.14% 1/3/05~                                                            $        5,299,370
                                                                                          ------------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$5,299,370)                                                                       5,299,370
                                                                                          ------------------
TOTAL INVESTMENTS--99.8%
(TOTAL COST--$106,291,616)                                                                       122,948,241
                                                                                          ------------------
OTHER ASSETS AND LIABILITIES--0.2%                                                                   232,979
                                                                                          ------------------
NET ASSETS--100.0%                                                                        $      123,181,220
                                                                                          ==================

NOTES TO STATEMENT OF INVESTMENTS
*  NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $5,299,370, OR 4.3%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
   HLDRs - HOLDING COMPANY DEPOSITARY RECEIPTS
   CI - CHANNEL ISLANDS
   UK - UNITED KINGDOM

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investment securities, at cost                                                $      106,291,616
                                                                              ------------------
Investment securities, at market                                                     122,948,241
Cash                                                                                     397,537
Receivables:
   Capital shares sold                                                                    85,826
   Dividends and interest                                                                 35,919
Other assets                                                                              23,925
                                                                              ------------------
Total Assets                                                                         123,491,448
                                                                              ------------------

LIABILITIES
Payables and other accrued liabilities:
   Capital shares redeemed                                                                85,285
   Advisory fees                                                                          83,301
   Shareholder servicing fees                                                             15,543
   Accounting fees                                                                         6,156
   Distribution fees                                                                      22,152
   Transfer agency fees                                                                   11,607
   Custodian fees                                                                          1,579
   Directors Deferred Compensation                                                        23,926
   Other                                                                                  60,679
                                                                              ------------------
Total Liabilities                                                                        310,228
                                                                              ------------------
Net Assets                                                                    $      123,181,220
                                                                              ==================

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                       $      156,625,929
Accumulated net investment loss                                                          (19,633)
Accumulated net realized loss from security transactions                             (50,081,701)
Net unrealized appreciation on investments                                            16,656,625
                                                                              ------------------
Total                                                                         $      123,181,220
                                                                              ==================

CLASS A
Net Assets                                                                    $        1,546,244
Shares Outstanding                                                                       372,304
Net Asset Value, Redemption Price Per Share                                   $             4.15
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                                $             4.40

CLASS B
Net Assets                                                                    $        1,823,393
Shares Outstanding                                                                       454,616
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                       $             4.01

CLASS C
Net Assets                                                                    $          428,131
Shares Outstanding                                                                       108,177
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                       $             3.96

CLASS F
Net Assets                                                                    $      119,272,754
Shares Outstanding                                                                    28,162,302
Net Asset Value, Offering and Redemption Price Per Share                      $             4.24

CLASS R
Net Assets                                                                    $           71,135
Shares Outstanding                                                                        16,961
Net Asset Value, Offering and Redemption Price Per Share                      $             4.19

CLASS T
Net Assets                                                                    $           39,563
Shares Outstanding                                                                         9,966
Net Asset Value, Redemption Price Per Share                                   $             3.97
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                                $             4.16

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year endend December 31, 2004

INVESTMENT INCOME
Dividends                                                                     $          540,165
Interest                                                                                  50,079
Foreign taxes withheld                                                                    (2,043)
                                                                              ------------------
Total Investment Income                                                                  588,201
                                                                              ------------------

EXPENSES
Advisory fees--Note 2                                                                  1,044,064
Shareholder servicing fees--Note 2                                                       170,223
Accounting fees--Note 2                                                                   77,525
Distribution fees--Note 2                                                                185,790
Transfer agency fees--Note 2                                                              83,090
Registration fees                                                                         50,312
Postage and mailing expenses                                                              16,590
Custodian fees and expenses--Note 2                                                        6,708
Printing expenses                                                                         28,333
Legal and audit fees                                                                      28,580
Directors' fees and expenses--Note 2                                                      25,960
Other expenses                                                                            28,661
                                                                              ------------------
   Total Expenses                                                                      1,745,836
   Earnings Credits                                                                       (2,670)
   Reimbursed/Waived Expenses                                                             (1,247)
   Expense Offset to Broker Commissions                                                   (4,589)
                                                                              ------------------
   Net Expenses                                                                        1,737,330
                                                                              ------------------
Net Investment Loss                                                                   (1,149,129)
                                                                              ------------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON SECURITY TRANSACTIONS
Net Realized Gain on Security Transactions                                            32,490,110
Net Change in Unrealized Appreciation/Depreciation of Investments                    (10,271,293)
                                                                              ------------------
Net Realized and Unrealized Gain                                                      22,218,817
                                                                              ------------------
Net Increase in Net Assets Resulting from Operations                          $       21,069,688
                                                                              ==================

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED            YEAR ENDED
                                                                         12/31/04              12/31/03
------------------------------------------------------------------------------------------------------------
OPERATIONS
Net Investment Loss                                                 $       (1,149,129)   $       (1,356,208)
Net Realized Gain on Security Transactions                                  32,490,110            20,810,975
Net Change in Unrealized
 Appreciation/Depreciation of Investments                                  (10,271,293)           25,868,151
                                                                    ------------------    ------------------
Net Increase in Net Assets Resulting from Operations                        21,069,688            45,322,918
                                                                    ------------------    ------------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                     152,338               542,198
   Class B                                                                     (32,488)              264,005
   Class C                                                                      45,566               (52,492)
   Class F                                                                 (60,416,547)           24,535,977
   Class R                                                                     (51,768)                9,780
   Class T                                                                         (76)                5,472
                                                                    ------------------    ------------------
Net Increase (Decrease) from Capital Share
 Transactions                                                              (60,302,975)           25,304,940
                                                                    ------------------    ------------------
Net Increase (Decrease) in Net Assets                                      (39,233,287)           70,627,858
                                                                    ------------------    ------------------

NET ASSETS
Beginning of year                                                   $      162,414,507    $       91,786,649
                                                                    ------------------    ------------------
End of year                                                         $      123,181,220    $      162,414,507
                                                                    ==================    ==================

Accumulated Net Investment Loss                                     $          (19,633)   $          (15,164)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                                       2004        2003       2002        2001        2000
                                                     -------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $   3.52    $   2.58   $   3.44    $   4.38    $   8.68
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            (0.03)       0.03      (0.04)      (0.06)      (0.02)
Net realized and unrealized gains
 (losses) on securities                                  0.66        0.91      (0.82)      (0.88)      (2.05)
                                                     -------------------------------------------------------
Total from investment operations                         0.63        0.94      (0.86)      (0.94)      (2.07)
------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00        0.00       0.00        0.00        0.00
From net realized gains                                  0.00        0.00       0.00        0.00       (2.23)
                                                     -------------------------------------------------------
Total distributions                                      0.00        0.00       0.00        0.00       (2.23)
------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $   4.15    $   3.52   $   2.58    $   3.44    $   4.38
                                                     =======================================================

TOTAL RETURN*                                           17.90%      36.43%    (25.00%)    (21.46%)    (23.40%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $  1,546    $  1,191   $    476    $    538    $    625
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                  1.54%       1.87%      2.15%       2.47%       1.29%
Expenses with reimbursements,
 earnings credits and brokerage offsets                  1.53%       1.86%      2.15%       2.46%       1.25%

Net investment loss                                     (1.07%)     (1.38%)    (1.81%)     (1.93%)     (0.74%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                  147%        160%       216%        214%        226%

*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                                       2004        2003       2002        2001        2000
                                                     -------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $   3.43    $   2.54   $   3.39    $   4.32    $   8.68
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.07)      (0.03)     (0.05)      (0.05)      (0.04)
Net realized and unrealized gains
 (losses) on securities                                  0.65        0.92      (0.80)      (0.88)      (2.09)
                                                     -------------------------------------------------------
Total from investment operations                         0.58        0.89      (0.85)      (0.93)      (2.13)
------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00        0.00       0.00        0.00        0.00
From net realized gains                                  0.00        0.00       0.00        0.00       (2.23)
                                                     -------------------------------------------------------
Total distributions                                      0.00        0.00       0.00        0.00       (2.23)
------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $   4.01    $   3.43   $   2.54    $   3.39    $   4.32
                                                     =======================================================

TOTAL RETURN*                                           16.91%      35.04%    (25.07%)    (21.53%)    (24.14%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $  1,823    $  1,587   $    969    $  1,138    $  1,047
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                  2.37%       2.65%      2.68%       2.59%       2.04%
Expenses with reimbursements,
 earnings credits and brokerage offsets                  2.37%       2.64%      2.67%       2.58%       1.99%
Net investment loss                                     (1.90%)     (2.16%)    (2.33%)     (2.06%)     (1.47%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                  147%        160%       216%        214%        226%

*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                                       2004        2003       2002        2001        2000
                                                     -------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $   3.38    $   2.50   $   3.36    $   4.32    $   8.68
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.06)+     (0.10)     (0.08)      (0.08)      (0.04)
Net realized and unrealized gains
 (losses) on securities                                  0.64        0.98      (0.78)      (0.88)      (2.09)
                                                     -------------------------------------------------------
Total from investment operations                         0.58        0.88      (0.86)      (0.96)      (2.13)
------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00        0.00       0.00        0.00        0.00
From net realized gains                                  0.00        0.00       0.00        0.00       (2.23)
                                                     -------------------------------------------------------
Total distributions                                      0.00        0.00       0.00        0.00       (2.23)
------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $   3.96    $   3.38   $   2.50    $   3.36    $   4.32
                                                     =======================================================

TOTAL RETURN*                                           17.16%      35.20%    (25.60%)    (22.22%)    (24.14%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $    428    $    323   $    274    $    380    $    422
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                  2.32%       2.51%      2.99%       3.94%       2.04%
Expenses with reimbursements,
 earnings credits and brokerage offsets                  2.31%       2.51%      2.98%       3.93%       2.00%
Net investment loss                                     (1.83%)     (2.02%)    (2.65%)     (3.41%)     (1.46%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                  147%        160%       216%        214%        226%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.32% (2004), 2.51% (2003), 3.04% (2002), 4.25% (2001), AND
   2.04% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2004         2003         2002         2001         2000
                                                     --------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     3.58   $     2.62   $     3.47   $     4.36   $     8.68
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              (0.03)+       0.02        (0.04)       (0.05)       (0.03)
Net realized and unrealized gains
 (losses) on securities                                    0.69         0.94        (0.81)       (0.84)       (2.06)
                                                     --------------------------------------------------------------
Total from investment operations                           0.66         0.96        (0.85)       (0.89)       (2.09)
-------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00         0.00         0.00         0.00         0.00
From net realized gains                                    0.00         0.00         0.00         0.00        (2.23)
                                                     --------------------------------------------------------------
Total distributions                                        0.00         0.00         0.00         0.00        (2.23)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     4.24   $     3.58   $     2.62   $     3.47   $     4.36
                                                     ==============================================================

TOTAL RETURN                                              18.44%       36.64%      (24.50%)     (20.41%)     (23.69%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $  119,273   $  159,161   $   89,970   $  119,708   $  166,365
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.33%        1.51%        1.56%        1.39%        1.39%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.33%        1.50%        1.56%        1.37%        1.36%
Net investment loss                                       (0.87%)      (1.01%)      (1.22%)      (0.84%)      (0.92%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    147%         160%         216%         214%         226%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2004         2003         2002         2001         2000
                                                     --------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     3.56   $     2.61   $     3.48   $     4.39   $     8.68
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              (0.04)+      (0.03)       (0.04)        0.01        (0.03)
Net realized and unrealized gains
 (losses) on securities                                    0.67         0.98        (0.83)       (0.92)       (2.03)
                                                     --------------------------------------------------------------
Total from investment operations                           0.63         0.95        (0.87)       (0.91)       (2.06)
-------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00         0.00         0.00         0.00         0.00
From net realized gains                                    0.00         0.00         0.00         0.00        (2.23)
                                                     --------------------------------------------------------------
Total distributions                                        0.00         0.00         0.00         0.00        (2.23)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     4.19   $     3.56   $     2.61   $     3.48   $     4.39
                                                     ==============================================================

TOTAL RETURN                                              17.70%       36.40%      (25.00%)     (20.73%)     (23.28%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $       71   $      119   $       77   $       49   $        7
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.48%        1.64%        1.97%        2.91%        1.03%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.48%        1.64%        1.97%        2.89%        1.00%
Net investment loss                                       (1.03%)      (1.15%)      (1.63%)      (2.40%)      (0.55%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    147%         160%         216%         214%         226%

+  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.48% (2004), 1.64% (2003), 3.49% (2002), 57.54% (2001), AND
   1.03% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2004         2003         2002         2001         2000
                                                     --------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     3.39   $     2.51   $     3.39   $     4.35   $     8.68
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.06)       (0.02)       (0.06)       (0.11)       (0.02)
Net realized and unrealized gains
 (losses) on securities                                    0.64         0.90        (0.82)       (0.85)       (2.08)
                                                     --------------------------------------------------------------
Total from investment operations                           0.58         0.88        (0.88)       (0.96)       (2.10)
-------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00         0.00         0.00         0.00         0.00
From net realized gains                                    0.00         0.00         0.00         0.00        (2.23)
                                                     --------------------------------------------------------------
Total distributions                                        0.00         0.00         0.00         0.00        (2.23)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     3.97   $     3.39   $     2.51   $     3.39   $     4.35
                                                     ==============================================================

TOTAL RETURN*                                             17.11%       35.06%      (25.96%)     (22.07%)     (23.80%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                       $       40   $       34   $       20   $       20   $       29
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.26%        2.76%        3.64%        3.13%        1.55%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.25%        2.76%        3.63%        3.11%        1.50%
Net investment loss                                       (1.78%)      (2.27%)      (3.29%)      (2.57%)      (0.98%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    147%         160%         216%         214%         226%

*  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.26% (2004), 2.76% (2003), 10.30% (2002), 28.91% (2001), AND
   1.55% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (The "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using
New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment, if any, of certain Fund expenses with commissions of Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $162,070 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $43,147 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                 TRANSFER
                                                AGENCY FEES
     ------------------------------------------------------
     Class A                                     $  2,908
     Class B                                     $  5,487
     Class C                                     $  1,079
     Class R                                     $    403
     Class T                                     $    227

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $29,839 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2004, the Fund was charged $1,631 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $170,318 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                         DISTRIBUTION       SHAREHOLDER
                                             FEES          SERVICING FEES
     --------------------------------------------------------------------
     Class A                                     N/A         $   2,942
     Class B                               $  12,420         $   4,140
     Class C                               $   2,972         $     991
     Class T                               $      80         $      80

During the year ended December 31, 2004, DSC retained $6,574 and $12 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $4,076 and $1,034 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                                  AMOUNT OF WAIVER
     ----------------------------------------------------------------
     9/1/03 to 8/31/04                                  $  150,000
     9/1/04 to 8/31/05                                  $  200,000
     9/1/05 to 8/31/06                                  $  200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $1,247, which reduced the amount paid to Mellon Bank to $5,461.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

OTHER--During the year ended December 31, 2004, Founders reimbursed the Fund $320 for a trading error. This amount is not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET          UNDISTRIBUTED NET            PAID-IN
          INVESTMENT INCOME       REALIZED GAINS AND LOSSES       CAPITAL
          ------------------------------------------------------------------
            $  1,144,660                   $  0                $  (1,144,660)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $32,544,804. Accumulated capital losses as of December 31, 2004 were:

          EXPIRATION                                           AMOUNT
          ---------------------------------------------------------------
          2009                                              $  17,754,484
          2010                                              $  31,942,177
                                                            -------------
                                                            $  49,696,661
                                                            =============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

          Federal Tax Cost                                  $ 106,676,656
          Gross Tax Appreciation of Investments             $  17,199,188
          Gross Tax Depreciation of Investments             $    (927,603)
          Net Tax Appreciation                              $  16,271,585

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                  YEAR ENDED                          YEAR ENDED
                                                   12/31/04                            12/31/03
                                           SHARES            AMOUNT            SHARES            AMOUNT
CLASS A

Sold                                          226,896    $      852,592           244,735    $      828,175
Redeemed                                     (193,006)   $     (700,254)          (90,696)   $     (285,977)
                                       --------------------------------------------------------------------
Net Increase                                   33,890    $      152,338           154,039    $      542,198
                                       ====================================================================
CLASS B

Sold                                           89,684    $      322,791           145,154    $      449,120
Redeemed                                      (98,294)   $     (355,279)          (63,928)   $     (185,115)
                                       --------------------------------------------------------------------
Net Increase (Decrease)                        (8,610)   $      (32,488)           81,226    $      264,005
                                       ====================================================================
CLASS C

Sold                                          110,256    $      385,913            56,880    $      169,451
Redeemed                                      (97,748)   $     (340,347)          (70,756)   $     (221,943)
                                       --------------------------------------------------------------------
Net Increase (Decrease)                        12,508    $       45,566           (13,876)   $      (52,492)
                                       ====================================================================
CLASS F

Sold                                        3,973,983    $   14,909,282        19,131,927    $   50,872,801
Redeemed                                  (20,268,328)   $  (75,325,829)       (8,999,875)   $  (26,336,824)
                                       --------------------------------------------------------------------
Net Increase (Decrease)                   (16,294,345)   $  (60,416,547)       10,132,052    $   24,535,977
                                       ====================================================================
CLASS R

Sold                                           23,623    $       90,989            15,172    $       45,615
Redeemed                                      (40,138)   $     (142,757)          (11,397)   $      (35,835)
                                       --------------------------------------------------------------------
Net Increase (Decrease)                       (16,515)   $      (51,768)            3,775    $        9,780
                                       ====================================================================
CLASS T

Sold                                            1,380    $        4,956             2,448    $        6,710
Redeemed                                       (1,452)   $       (5,032)             (403)   $       (1,238)
                                       --------------------------------------------------------------------
Net Increase (Decrease)                           (72)   $          (76)            2,045    $        5,472
                                       ====================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $184,376,340 and $246,823,021, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr. Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
MID-CAP GROWTH FUND                     DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset Management LLC           New York, NY  10166
210 University Boulevard
Suite 800
Denver, CO  80206                       DISTRIBUTOR
                                        Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2005 Dreyfus Service Corporation                         0291AR1204

        Dreyfus Founders
        Passport Fund




        ANNUAL REPORT     December 31, 2004



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                   3
Fund Expenses                                                        12
Statement of Investments                                             14
Statement of Assets and Liabilities                                  22
Statement of Operations                                              24
Statements of Changes in Net Assets                                  25
Financial Highlights                                                 26
Notes to Financial Statements                                        32
Report of Independent Registered Public Accounting Firm              41
Your Board Representatives                                           42

          -----------------------------------------------------------
          Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
          -----------------------------------------------------------




INVESTMENT MANAGER                      DISTRIBUTOR
Founders Asset Management LLC           Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)          200 Park Avenue
210 University Boulevard, Suite 800     New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-10 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)


[PHOTO OF TRACY P. STOUFFER]

A DISCUSSION WITH PORTFOLIO MANAGER TRACY P. STOUFFER, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2004?

Dreyfus Founders Passport Fund underperformed its international small-cap benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index, which returned 29.40% for the period. The Fund also underperformed the large-cap MSCI World ex U.S. Index, which returned 20.38% for the 12-month timeframe.

PLEASE DESCRIBE THE BROAD MARKET ENVIRONMENT IN WHICH THE FUND PERFORMED DURING THE PERIOD.

For much of the year, political uncertainty surrounding numerous elections around the world, combined with rising commodity prices and interest rates, kept many of the markets in a tight trading range. However, during the fourth quarter, a powerful market rally was sparked by falling oil prices, which were down approximately 24% from a historic peak of $55 per barrel earlier in the quarter.

     Numerous politically charged events occurred during the period. Perhaps the second highest-profile political event behind the U.S. Presidential election was the Russian Yukos crisis, which created spikes in the price of oil and a crisis of confidence in the transparency of Russian markets. Another high profile political incident surrounded Ukrainian

The Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index measures global performance of small capitalization securities outside of the United States. Total return figures cited for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

"THE FUND'S INVESTMENTS IN THE BOOMING FORMER PORTUGUESE COLONY OF MACAU WERE SIGNIFICANT CONTRIBUTORS AND HELPED DRIVE FUND PERFORMANCE IN 2004."

presidential candidate Viktor Yushchenko, who was voted into the presidency after the results of a decidedly fraudulent election were thrown out and a second election was held. Additionally, Palestinian leader Yasser Arafat died on November 11, leaving the Palestinian people leaderless. It was decided for the first time in Palestinian history that a free election would be held in early 2005, a development that brought renewed hope for peace in the region.

     On December 26, an enormous earthquake struck off the Indonesian island of Sumatra, launching a deadly tsunami. This natural disaster is sadly one of history's greatest human tragedies; however, the event did not create a large economic toll on the region.

     The Asian emerging market region proved to be a more volatile investing environment this year than in 2003, making returns in this area somewhat more difficult to obtain. For example, investors in Indian companies scrambled to assess the new government's policies; however, soon after the new government took seat, the markets recovered.

     China appeared to have successfully cooled its economy during the period through a set of lending curbs that kept speculation at bay. At the same time, the country continued to boost the economies and currencies of the commodity-exporting countries around the world. While many countries

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- During the fourth quarter, a powerful market rally was sparked by falling oil prices, which were down approximately 24% from a historic peak of $55 per barrel earlier in the quarter.

- The majority of Fund holdings that benefited from Macau's economic boom were based in Hong Kong.

- Financials holdings buoyed Fund performance for the period, due to strong stock selection.

- The Fund's relative return was hindered by disappointing overall underperformance in the United Kingdom.

- Poor stock selection in the consumer discretionary sector was a drag on relative Fund performance during the period.

continued to benefit from China's growth, Chinese companies, as well as Chinese markets, disappointed investors for the year. We believe the correct investment strategy continues to be to invest in what China needs, not what China can produce.

     Iraqi insurgencies intensified throughout the year, weighing heavily on world markets. The dollar declined dramatically in the fourth quarter, as the U.S. budget and current account deficits ballooned and interest rates remained at historically low levels. American investors investing abroad benefited from this trend, providing an additional boost to the returns of dollar-based international funds for the year.

DID YOUR BOTTOM-UP INVESTMENT APPROACH LEAD TO ANY CHANGES IN PORTFOLIO COMPOSITION DURING THE REPORTING PERIOD?

We continued to pare down the Fund's Japanese holdings during the period, which was its largest weighted position in 2003, as opportunities in the region were narrowed due to the country's economic slowdown. By year-end, the Fund's holdings continued to be very domestically oriented and reflected such themes as voice over internet protocol (VOIP), solar power, hybrid cars, micro hard disc drives and liquefied natural gas.

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

 1. Melco International Development Limited (Hong Kong; 200)       1.73%
 2. New Wave Group AB (Sweden; NEWAB)                              1.15%
 3. Saxon Energy Services, Inc. (Canada; SES)                      1.12%
 4. RNB Retail and Brands AB (Sweden; RNBS)                        1.11%
 5. HKR International Limited (Hong Kong; 480)                     1.09%
 6. Tokuyama Corporation (Japan; 4043)                             1.09%
 7. YIT-Yhtyma Oyj (Finland; YTY)                                  1.07%
 8. All America Latina Logistica S.A. (Brazil; ALLL)               1.07%
 9. Aktiv Kapital ASA (Norway; AIK)                                1.03%
10. 123 Multimedia (France; MULTI)                                 1.03%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     MSCI World
               Shares      ex US Index
--------------------------------------
12/31/1994     $10,000     $10,000
12/31/1995     $12,439     $11,141
12/31/1996     $14,932     $11,906
12/31/1997     $15,183     $12,176
12/31/1998     $17,080     $14,461
12/31/1999     $32,014     $18,500
12/29/2000     $22,522     $16,026
12/31/2001     $15,370     $12,597
12/31/2002     $12,922     $10,607
12/31/2003     $22,634     $14,788
12/31/2004     $26,639     $17,802

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 12/31/94 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                     1          5         10           SINCE
CLASS (INCEPTION DATE)              YEAR      YEARS      YEARS       INCEPTION
-------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
 With sales charge(5.75%)           10.92%     (4.75%)       --      (4.75%)
 Without sales charge               17.70%     (3.61%)       --      (3.61%)

CLASS B SHARES (12/31/99)
 With redemption*                   12.68%     (4.72%)       --      (4.72%)
 Without redemption                 16.68%     (4.38%)       --      (4.38%)

CLASS C SHARES (12/31/99)
 With redemption**                  15.79%     (4.40%)       --      (4.40%)
 Without redemption                 16.79%     (4.40%)       --      (4.40%)

CLASS F SHARES (11/16/93)           17.70%     (3.61%)    10.29%      8.64%

CLASS R SHARES (12/31/99)           18.02%     (4.14%)       --      (4.14%)

CLASS T SHARES (12/31/99)
 With sales charge(4.50%)           11.85%     (5.31%)       --      (5.31%)
 Without sales charge               17.15%     (4.44%)       --      (4.44%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investments such as limited product lines, less liquidity, and small market share. Investments in foreign securities entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT FACTORS POSITIVELY CONTRIBUTED TO FUND PERFORMANCE DURING THE PERIOD?

The Fund's investments in the booming former Portuguese colony of Macau were significant contributors and helped drive Fund performance in 2004. Macau's economic boom is largely due to the recently liberalized gaming industry, which has attracted new investments. Currently, Macau mainly draws visitors from Mainland China, since the operation of casinos is prohibited there and Macau is the only authorized and approved gaming location in the world for the Mainland Chinese.

     The performance of the Macau-related stocks is captured in the outperformance of the Hong Kong market, where the companies are domiciled. Real estate and infrastructure development firms, casino and slot machine developers, as well as travel and transportation companies who bring visitors to this economic zone were among the top performers. MELCO INTERNATIONAL DEVELOPMENT LIMITED was one such holding that rose on the back of Macau's exploding gaming market. Melco's primary business is the expansion of a chain of "Mocha Lounges" featuring slot machines, which appeal to the mass-market gambler.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

United Kingdom                            9.88%
Japan                                     8.85%
Hong Kong                                 8.29%
India                                     7.83%
France                                    7.17%
Norway                                    6.07%
Brazil                                    5.60%
Thailand                                  3.61%
Other Countries                          38.12%
Cash & Equivalents                        4.58%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     Canada also presented numerous opportunities for the Fund as the country is a large commodities source, particularly of energy and base metals. Brazil was another solid contributor to Fund performance for the period, as the region has become a source of base metals and food commodities for China. Additionally, China has pledged to invest in Brazilian infrastructure development to enable more efficient access to these commodities. The Fund's Brazilian holdings included companies dealing in raw materials and firms that handle the logistics for the transportation of such materials.

     Financials holdings buoyed Fund performance for the period, due to strong stock selection. Japanese real estate securitization firm Secured Capital Japan Company Limited performed well as opportunities for real estate asset management companies improved with rising prices and an increased volume of transactions. Real estate broker Yasuragi Company Limited was also an indirect beneficiary of this trend, benefiting through higher commission income. Another notable performer, Idu Company, which provides an internet-based clearing mechanism for distressed real estate, also rose during the period.

     Numerous opportunities were also found in the metal and mining industries in the materials and industrials sectors, respectively. The outperformance of these sectors can be tied to the worldwide commodities boom and to China's continued growth. Materials holding Fortescue Metals Group Limited, an Australian iron ore exploration company, benefited from China's large appetite for steel production. China has also agreed to finance a large portion of the company's infrastructure development to ensure access to the commodity.

     An additional notable performer during the period included Japanese-based internet company Global Media Online, Inc., which performed well due to strong earnings growth. U.K.-based oil and gas exploration company, Cairn Energy PLC, also outperformed as the company made five major oil discoveries in India in 2004.

WHAT FACTORS NEGATIVELY CONTRIBUTED TO FUND PERFORMANCE DURING THE PERIOD?

The Fund's relative return was hindered by disappointing overall underperformance in the United Kingdom and some of the Fund's investments in India, where an unexpected May election result created a steep decline in the local markets. Internet holding Rediff.com India Limited ADR fell in this May decline.

     A relative overweight position in China proved disappointing to the Fund's return for the period. Thailand and Malaysia were also detrimental to performance.

     Poor stock selection in the consumer discretionary sector was a drag on relative Fund performance during the period. Likewise, weak stock selection and a relative overweight position in the telecommunication services sector negatively impacted performance. The consumer staples sector also suffered due to poor stock selection.

     Although Japan performed well overall during the period, several Japanese holdings hurt relative performance. BB Net Corporation, which provides an internet-based marketplace for purchasing bakery and pastry ingredients and supplies, dropped when market conditions for small-capitalization stocks deteriorated.

     Other underperformers for the period included Bio-Treat Technology Limited, a water purification company that suffered due to poor corporate governance issues; Cytos Biotechnology AG, which experienced downward pressure on its stock price when new shares were issued during the year; Indonesian financial and news information services firm PT Limas Stokhomindo Tbk, which underperformed due to poor market conditions; and telecommunications services company Yangtze Telecom Corporation, which experienced increasing competitive pressures in the Chinese value-added service market.

In a slowing growth environment, we continue to seek investments in niche growth companies with strong management and competitive products or services. At year-end, our research was focused on areas of gaming, energy and energy infrastructure, as well as beneficiaries of rising per capita income.


/s/ Tracy P. Stouffer

Tracy P. Stouffer, CFA
Portfolio Manager

                       This page intentionally left blank.

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                             BEGINNING         ENDING       EXPENSES PAID
                                           ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                             (7/1/04)       (12/31/04)     (7/1/04-12/31/04)
----------------------------------------------------------------------------------------------
CLASS A ACTUAL                             $    1,000.00   $    1,136.07   $          10.30
CLASS A HYPOTHETICAL                            1,000.00        1,015.28               9.72

CLASS B ACTUAL                                  1,000.00        1,126.01              15.12
CLASS B HYPOTHETICAL                            1,000.00        1,010.70              14.30

CLASS C ACTUAL                                  1,000.00        1,126.81              14.53
CLASS C HYPOTHETICAL                            1,000.00        1,011.26              13.74

CLASS F ACTUAL                                  1,000.00        1,136.39               9.98
CLASS F HYPOTHETICAL                            1,000.00        1,015.58               9.42

CLASS R ACTUAL                                  1,000.00        1,137.48               9.50
CLASS R HYPOTHETICAL                            1,000.00        1,016.04               8.96

CLASS T ACTUAL                                  1,000.00        1,130.23              12.93
CLASS T HYPOTHETICAL                            1,000.00        1,012.78              12.22

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

                                       EXPENSE RATIO
----------------------------------------------------
CLASS A                                   1.91%
CLASS B                                   2.81%
CLASS C                                   2.70%
CLASS F                                   1.85%
CLASS R                                   1.76%
CLASS T                                   2.40%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)--91.6%

ADVERTISING--0.5%
      6,075    Ipsos (FR)                                           $       635,821
                                                                    ---------------
AEROSPACE & DEFENSE--0.5%
     44,100    ECA (FR)*                                                    659,372
                                                                    ---------------
AGRICULTURAL PRODUCTS--0.9%
     78,000    Cresud SACIFyA Sponsored ADR (AR)*                         1,162,200
                                                                    ---------------
AIR FREIGHT & LOGISTICS--0.9%
     93,600    Dart Group PLC (UK)                                          720,337
     48,675    DX Services PLC (UK)*                                        342,005
                                                                    ---------------
                                                                          1,062,342
                                                                    ---------------
AIRLINES--2.4%
  2,801,100    Airasia Berhad (MA)*                                       1,223,638
    876,000    Cintra SA de CV (MX)*                                        601,970
     22,200    Lan Airlines SA Sponsored ADR (CH)                           714,840
    300,000    Virgin Blue Holdings Limited (AU)*                           437,407
                                                                    ---------------
                                                                          2,977,855
                                                                    ---------------
APPAREL RETAIL--1.1%
    114,500    RNB Retail and Brands AB (SW)*                             1,378,397
                                                                    ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--2.4%
     68,425    Billabong International Limited (AU)                         614,146
     50,600    IC Companys AS (DE)*                                         970,837
     74,600    New Wave Group AB Class B (SW)                             1,431,291
                                                                    ---------------
                                                                          3,016,274
                                                                    ---------------
APPLICATION SOFTWARE--0.8%
        316    Simplex Technology, Inc. (JA)*                               595,179
     46,925    Zi Corporation (CA)*                                         340,206
                                                                    ---------------
                                                                            935,385
                                                                    ---------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin on non-U.S. holdings.

AR         Argentina
AT         Austria
AU         Australia
BD         Bermuda
BE         Belgium
BR         Brazil
CA         Canada
CH         Chile
CN         China
DE         Denmark
FI         Finland
FR         France
GE         Germany
GR         Greece
HK         Hong Kong
ID         Indonesia
IE         Ireland
IN         India
IS         Israel
IT         Italy
JA         Japan
KR         South Korea
MA         Malaysia
MX         Mexico
NE         Netherlands
NW         Norway
NZ         New Zealand
PH         Philippines
SA         South Africa
SG         Singapore
SP         Spain
SW         Sweden
SZ         Switzerland
TH         Thailand
UK         United Kingdom

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT--1.6%
  1,069,600    Aapico Hitech Public Company Limited
               Foreign Shares (TH)#                                 $       908,541
    296,800    Aapico Hitech Public Company Limited
               NVDR Shares (TH)                                             252,108
     75,000    NHK Spring Company Limited (JA)                              512,345
    103,900    Thai Stanley Electric Public Company Limited
               Foreign Shares (TH)#                                         350,345
                                                                    ---------------
                                                                          2,023,339
                                                                    ---------------
BROADCASTING & CABLE TV--0.6%
      6,900    EVS Broadcast Equipment SA (BE)                              757,809
                                                                    ---------------
CASINOS & GAMING--1.9%
     15,000    BETandWIN.com Interactive Entertainment AG (AT)*             575,982
    137,000    Gold Reef Casino Resorts Limited (SA)                        307,617
      5,650    Great Canadian Gaming Corporation (CA)*                      214,608
      6,000    Great Canadian Gaming Corporation 144A (CA)*+                227,882
     26,130    Intralot SA Integrated Lottery (GR)                          640,730
     31,000    Sun International Limited (SA)                               313,643
                                                                    ---------------
                                                                          2,280,462
                                                                    ---------------
COMMERCIAL PRINTING--0.6%
  1,542,000    Next Media Limited (HK)*                                     768,748
                                                                    ---------------
COMMODITY CHEMICALS--0.3%
    127,000    Gujarat Alkalies and Chemicals Limited (IN)                  363,880
                                                                    ---------------
COMMUNICATIONS EQUIPMENT--2.9%
     31,975    Kudelski SA (SZ)*                                          1,175,407
     16,025    Option International NV (BE)*                                576,133
     51,400    Tandberg ASA (NW)                                            638,607
     70,000    Tandberg Television ASA (NW)*                                609,655
         63    Telewave, Inc. (JA)                                          608,051
                                                                    ---------------
                                                                          3,607,853
                                                                    ---------------
COMPUTER & ELECTRONICS RETAIL--0.5%
     27,325    Bechtle AG (GE)                                              618,406
                                                                    ---------------
CONSTRUCTION & ENGINEERING--4.6%
    100,000    Ask Planning Center, Inc. (JA)                               798,282
    306,350    Aveng Limited (SA)                                           652,526
     43,975    Bharat Earth Movers Limited (IN)                             345,164
  1,500,000    Italian-Thai Development Public Company Limited
               Foreign Shares (TH)#                                         370,656
    650,000    Jaks Resources Berhad (MA)*                                  316,447
     24,825    Koninklijke BAM Groep NV (NE)                              1,247,830
    247,225    Murray & Roberts Holdings Limited (SA)                       603,384
     53,250    YIT-Yhtyma Oyj (FI)                                        1,328,898
                                                                    ---------------
                                                                          5,663,187
                                                                    ---------------
CONSTRUCTION MATERIALS--1.4%
    400,000    India Cements Limited (IN)*                                  542,443
  9,869,500    PT Semen Cibinong Tbk (ID)*                                  611,361
    105,075    Shree Cement Limited (IN)                                    611,064
                                                                    ---------------
                                                                          1,764,868
                                                                    ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.4%
     29,400    Aker Yards AS (NW)*                                  $       725,692
      3,500    Exel Industries SA Class A (FR)                              284,491
  2,729,000    PT United Tractors Tbk (ID)*                                 668,837
                                                                    ---------------
                                                                          1,679,020
                                                                    ---------------
CONSUMER ELECTRONICS--1.5%
    289,000    Clarion Company Limited (JA)*                                679,701
     35,000    Loewe AG (GE)*                                               310,657
     13,125    Loewe AG New Shares (GE)*^#                                  104,847
    216,325    Mobilezone Holding AG (SZ)*                                  797,117
                                                                    ---------------
                                                                          1,892,322
                                                                    ---------------
CONSUMER FINANCE--0.9%
    197,925    African Bank Investments Limited (SA)                        642,910
  4,000,000    PT BFI Finance Indonesia Tbk (ID)                            517,102
                                                                    ---------------
                                                                          1,160,012
                                                                    ---------------
DATA PROCESSING & OUTSOURCED SERVICES--0.3%
    688,000    SinoCom Software Group Limited (CN)*                         336,357
                                                                    ---------------
DIVERSIFIED BANKS--0.7%
  1,796,200    Banco De Oro (PH)                                            848,094
                                                                    ---------------
DIVERSIFIED COMMERCIAL SERVICES--3.6%
    199,900    Aggreko PLC (UK)                                             644,715
     21,000    CeWe Color Holding AG (GE)                                   609,420
     79,075    Dignity PLC (UK)                                             493,365
    850,000    Melco International Development Limited (HK)               2,154,335
    385,175    PHS Group PLC (UK)                                           606,342
                                                                    ---------------
                                                                          4,508,177
                                                                    ---------------
DIVERSIFIED METALS & MINING--1.8%
    150,100    Excel Coal Limited (AU)                                      549,476
    241,475    Gujarat NRE Coke Limited (IN)                              1,046,836
     33,000    Neomax Company Limited (JA)                                  585,479
                                                                    ---------------
                                                                          2,181,791
                                                                    ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.0%
      8,000    Bekaert NV (BE)                                              638,847
     20,925    NKT Holding AS (DE)                                          609,863
                                                                    ---------------
                                                                          1,248,710
                                                                    ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.1%
  1,300,000    A-Max Holdings Limited (HK)*                                 472,487
     22,000    Japan Cash Machine Company Limited (JA)                      936,079
                                                                    ---------------
                                                                          1,408,566
                                                                    ---------------
EMPLOYMENT SERVICES--0.8%
        250    Fullcast Company Limited (JA)                                714,843
    820,400    JobStreet Corporation Berhad (MA)*                           265,551
                                                                    ---------------
                                                                            980,394
                                                                    ---------------
ENVIRONMENTAL SERVICES--0.8%
      2,125    Citron Holding AG Centre International de
               Traitements et de Recyclage des Ordures
               Novices (SZ)*                                                962,426
                                                                    ---------------

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.9%
    118,400    Isagro SPA (IT)*                                     $     1,100,797
                                                                    ---------------
FOOD DISTRIBUTORS--0.8%
     72,400    AVI Limited (SA)                                             295,573
  3,795,000    Heng Tai Consumables Group Limited (HK)                      703,076
                                                                    ---------------
                                                                            998,649
                                                                    ---------------
FOOTWEAR--0.9%
     70,000    Grendene SA 144A (BR)*+                                      830,196
  2,000,000    Prime Success International Group Limited (HK)               285,615
                                                                    ---------------
                                                                          1,115,811
                                                                    ---------------
HEALTHCARE DISTRIBUTORS--1.0%
    263,975    United Drug PLC (IE)                                       1,248,652
                                                                    ---------------
HEALTHCARE EQUIPMENT--0.5%
    273,625    Fisher & Paykel Healthcare Corporation Limited (NZ)          640,336
                                                                    ---------------
HEALTHCARE FACILITIES--0.4%
  1,150,000    Bangkok Dusit Medical Services Public Company
               Limited Foreign Shares (TH)#                                 488,417
                                                                    ---------------
HEALTHCARE SERVICES--1.1%
    105,000    Diagnosticos da America (BR)*                                944,842
     50,000    RaySearch Laboratories AB (SW)*                              365,666
                                                                    ---------------
                                                                          1,310,508
                                                                    ---------------
HEALTHCARE SUPPLIES--0.7%
      8,350    Audika (FR)                                                  906,276
                                                                    ---------------
HIGHWAYS & RAILTRACKS--0.6%
  1,500,000    ConnectEast Group (AU)*                                      799,561
                                                                    ---------------
HOME FURNISHINGS--1.2%
     50,000    Ellerine Holdings Limited (SA)                               497,000
     13,475    U10 (FR)                                                     957,921
                                                                    ---------------
                                                                          1,454,921
                                                                    ---------------
HOTELS, RESORTS & CRUISE LINES--1.4%
    304,611    First Choice Holidays PLC (UK)                               899,097
  1,206,125    MyTravel Group PLC (UK)*                                     138,928
      5,250    Societe du Louvre (FR)                                       665,081
                                                                    ---------------
                                                                          1,703,106
                                                                    ---------------
INDUSTRIAL CONGLOMERATES--0.7%
    720,500    Cofide SPA - Compagnia Finanziaria De Benedetti (IT)         891,199
                                                                    ---------------
INDUSTRIAL MACHINERY--4.4%
    169,291    Amforge Industries Limited (IN)*                             438,124
      8,300    Andritz AG (AT)                                              632,907
    144,100    Charter PLC (UK)*                                            641,797
     20,000    Duro Felguera SA (SP)*                                       213,402
    377,000    Japan Steel Works Limited (JA)                               699,034
     12,125    Palfinger AG (AT)                                            693,846
    150,000    Pursuit Dynamics PLC (UK)*                                   657,996
      2,500    SIG Holding AG (SZ)                                          571,630
     41,700    Wartsila Corporation (FI)                                    888,754
                                                                    ---------------
                                                                          5,437,490
                                                                    ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES--1.5%
     25,000    123 Multimedia (FR)*                                 $     1,281,093
  3,000,000    True Corporation Public Company Limited
               Foreign Shares (TH)*#                                        625,483
                                                                    ---------------
                                                                          1,906,576
                                                                    ---------------
INTERNET RETAIL--0.5%
    335,200    Interpark Corporation (KR)*                                  660,556
                                                                    ---------------
INTERNET SOFTWARE & SERVICES--1.9%
        450    Index Corporation (JA)                                     1,238,411
        100    Opt, Inc. (JA)*                                              579,682
         87    Wellnet Corporation (JA)*                                    533,190
                                                                    ---------------
                                                                          2,351,283
                                                                    ---------------
IT CONSULTING & OTHER SERVICES--1.5%
     45,000    Argo Graphics, Inc. (JA)                                   1,163,755
    964,500    Enea AB (SW)*                                                673,440
                                                                    ---------------
                                                                          1,837,195
                                                                    ---------------
LEISURE PRODUCTS--0.7%
    230,000    Ainsworth Game Technology Limited (AU)*                      180,293
  2,930,000    Playmates Holdings Limited (HK)                              595,597
    124,524    Stargames Limited (AU)                                       144,466
                                                                    ---------------
                                                                            920,356
                                                                    ---------------
MARINE--1.5%
     50,000    Braemar Seascope Group PLC (UK)                              386,351
    446,000    Ezra Holdings Pte Limited (SG)                               308,736
  1,440,000    Golden Ocean Group Limited (NW)*                             903,462
     50,000    Ocean Wilsons Holdings Limited (BD)                          271,645
                                                                    ---------------
                                                                          1,870,194
                                                                    ---------------
MARINE PORTS & SERVICES--1.0%
     37,825    Clarkson PLC (UK)                                            522,826
    196,000    Hamworthy KSE (UK)*                                          767,595
                                                                    ---------------
                                                                          1,290,421
                                                                    ---------------
MOVIES & ENTERTAINMENT--1.4%
     20,000    CJ CGV (KR)*                                                 618,238
    150,000    Gameloft.com (FR)*                                           591,274
    654,825    Sanctuary Group PLC (UK)                                     549,983
                                                                    ---------------
                                                                          1,759,495
                                                                    ---------------
MULTI-LINE INSURANCE--1.5%
     30,000    Almindelig Brand AS (DE)*                                  1,137,485
     84,500    Porto Seguro SA (BR)*                                        652,203
                                                                    ---------------
                                                                          1,789,688
                                                                    ---------------
MULTI-SECTOR HOLDINGS--0.6%
      7,100    Societe de la Tour Eiffel (FR)*                              681,338
                                                                    ---------------
OIL & GAS DRILLING--3.4%
     88,125    Major Drilling Group International, Inc. (CA)*               978,186
    371,075    Saxon Energy Services, Inc. (CA)*                          1,393,622
    225,500    Siem Offshore (NW)*                                        1,154,176
     39,000    Smedvig ASA Class A (NW)                                     655,184
                                                                    ---------------
                                                                          4,181,168
                                                                    ---------------

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES--2.9%
     22,225    Aban Loyd Chiles Offshore Limited (IN)               $       575,181
    141,200    Offshore Hydrocarbon Mapping Limited (UK)*                   644,061
     75,000    Sondex PLC (UK)                                              317,307
     52,000    Stolt Offshore SA (NW)*                                      336,553
     10,000    Trican Well Service Limited (CA)*                            554,999
      8,250    Vallourec SA (FR)                                          1,233,519
                                                                    ---------------
                                                                          3,661,620
                                                                    ---------------
OIL & GAS EXPLORATION & PRODUCTION--0.5%
     92,175    Regal Petroleum PLC (UK)*                                    617,567
                                                                    ---------------
OIL & GAS REFINING, MARKETING, & TRANSPORTAION--1.0%
    816,025    Essar Shipping Limited (IN)*                                 653,271
    193,000    Sinvest ASA (NW)*                                            646,870
                                                                    ---------------
                                                                          1,300,141
                                                                    ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.9%
    984,200    Tisco Finance Public Company Limited
               Foreign Shares (TH)#                                         615,600
    895,900    Tisco Finance Public Company Limited
               NVDR Shares (TH)                                             560,370
                                                                    ---------------
                                                                          1,175,970
                                                                    ---------------
PACKAGED FOODS & MEATS--1.3%
    590,000    Fjord Seafood ASA (NW)*                                      298,083
     10,000    Orion Corporation (KR)                                     1,052,937
    930,000    Pan Fish ASA (NW)*                                           285,601
                                                                    ---------------
                                                                          1,636,621
                                                                    ---------------
PAPER PACKAGING--0.5%
  1,500,000    Vision Grande Group Holdings Limited (HK)                    578,949
                                                                    ---------------
PHARMACEUTICALS--1.0%
    269,275    Granules India Limited (IN)                                  707,722
    350,000    Kopran Limited (IN)*                                         554,750
                                                                    ---------------
                                                                          1,262,472
                                                                    ---------------
PUBLISHING--0.3%
     33,720    Aufeminin.com SA (FR)*                                       425,797
                                                                    ---------------
RAILROADS--1.1%
  2,322,000    Guangshen Railway Company Limited (CN)                       948,493
     86,075    Railpower Technologies Corporation (CA)*                     447,544
                                                                    ---------------
                                                                          1,396,037
                                                                    ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--5.7%
     44,400    Capital & Regional PLC (UK)                                  592,398
    335,000    Expomedia Group PLC (UK)*                                    977,539
  2,972,000    Far East Consortium International Limited (HK)             1,280,919
    913,000    Genting International PLC (HK)*                              196,295
  2,108,800    HKR International Limited (HK)                             1,349,760
     29,400    IRSA Inversiones y Representaciones SA
               Sponsored GDR (AR)*                                          330,750
    250,000    MBK Public Company Limited Foreign Shares (TH)#              308,880
 54,193,000    PT Kawasan Industri Jababeka Tbk (ID)*                       671,392
    798,000    Shun Tak Holdings Limited (HK)                               877,803
  1,088,000    Silver Grant International Industries Limited (HK)           545,911
                                                                    ---------------
                                                                          7,131,647
                                                                    ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                 MARKET VALUE
-----------------------------------------------------------------------------------
REGIONAL BANKS--1.2%
    431,450    Allahabad Bank Limited (IN)                          $       748,859
    206,925    Indian Overseas Bank (IN)                                    370,818
    142,425    Union Bank of India Limited (IN)                             356,636
                                                                    ---------------
                                                                          1,476,313
                                                                    ---------------
SEMICONDUCTOR EQUIPMENT--1.1%
    194,450    ClearSpeed Technology PLC (UK)*                              818,004
     84,200    Silicon-On-Insulator Technologies (FR)*                      587,122
                                                                    ---------------
                                                                          1,405,126
                                                                    ---------------
SEMICONDUCTORS--0.4%
  2,000,000    Solomon Systech International Limited (HK)                   494,037
                                                                    ---------------
SPECIALIZED FINANCE--1.6%
     57,600    Aktiv Kapital ASA (NW)                                     1,283,867
    765,396    SREI Infrastructure Finance Limited (IN)                     750,958
                                                                    ---------------
                                                                          2,034,825
                                                                    ---------------
SPECIALTY CHEMICALS--1.1%
    217,000    Tokuyama Corporation (JA)                                  1,348,970
                                                                    ---------------
SPECIALTY STORES--0.4%
     35,650    Trent Limited (IN)                                           480,951
                                                                    ---------------
STEEL--1.5%
  1,407,000    Lion Corporation Berhad (MA)*                                655,366
    124,863    Monnet Ispat Limited (IN)                                    517,031
     28,250    Sesa Goa Limited (IN)                                        669,467
                                                                    ---------------
                                                                          1,841,864
                                                                    ---------------
THRIFTS & MORTGAGE FINANCE--0.8%
    116,000    Paragon Group Companies PLC (UK)                             944,212
                                                                    ---------------
TRADING COMPANIES & DISTRIBUTORS--0.4%
  1,657,000    PT Hexindo Adiperkasa Tbk (ID)                               548,912
                                                                    ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$103,705,231)                                                    113,988,091
                                                                    ---------------

PREFERRED STOCKS (FOREIGN)--3.7%
AUTO PARTS & EQUIPMENT--0.6%
      7,000    Iochpe Maxion SA (BR)                                        785,365
                                                                    ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.3%
    120,000    Randon Participacoes S.A. (BR)                               337,500
                                                                    ---------------
MULTI-SECTOR HOLDINGS--0.7%
     25,000    Bradespar SA (BR)*                                           823,607
                                                                    ---------------
PACKAGED FOODS & MEATS--1.0%
     28,900    Perdigao SA (BR)                                             623,483
    285,000    Sadia SA (BR)                                                641,679
                                                                    ---------------
                                                                          1,265,162
                                                                    ---------------
RAILROADS--1.1%
     44,500    All America Latina Logistica S.A. (BR)                     1,323,607
                                                                    ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST--$4,010,731)                                                        4,535,241
                                                                    ---------------

UNITS                                                                  MARKET VALUE
-----------------------------------------------------------------------------------
FOREIGN RIGHTS AND WARRANTS--0.1%
INDUSTRIAL CONGLOMERATES--0.1%
    204,677    Media Prima Berhad ICULS (MA)                        $        56,017
                                                                    ---------------
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
    600,000    Yangtze Telecom Corporation Warrants, expire 2005
               (CN)*^#                                                            0
                                                                    ---------------
TOTAL FOREIGN RIGHTS AND WARRANTS
(COST--$53,933)                                                              56,017
                                                                    ---------------

PRINCIPAL AMOUNT                                                     AMORTIZED COST
-----------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.1%
PHARMACEUTICALS--1.1%
$ 1,400,000    Novartis Finance Corporation
               2.10% 1/3/05~                                        $     1,399,837
                                                                    ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$1,399,837)                                              1,399,837
                                                                    ---------------
TOTAL INVESTMENTS--96.5%
(TOTAL COST--$109,169,732)                                              119,979,186
                                                                    ---------------
OTHER ASSETS AND LIABILITIES--3.5%                                        4,289,541
                                                                    ---------------
NET ASSETS--100.0%                                                  $   124,268,727
                                                                    ===============

NOTES TO STATEMENT OF INVESTMENTS

*    NON-INCOME PRODUCING.
+ SECURITY WAS ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $1,058,078, OR 0.9%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $1,399,837, OR 1.1%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
#    FAIR VALUED SECURITY.
     ADR - AMERICAN DEPOSITARY RECEIPT
     GDR - GLOBAL DEPOSITARY RECEIPT
     NVDR - NON-VOTING DEPOSITARY RECEIPT
     ICULS - IRREDEEMABLE CONVERTIBLE UNSECURED LOAN STOCK

^    SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES:

                              ACQUISITION    ACQUISITION                     VALUE AS %
                                  DATE          COST            VALUE      OF NET ASSETS
----------------------------------------------------------------------------------------
LOEWE AG NEW SHARES (GE)          12/28/04   $    122,767    $    104,847           0.08%
YANGTZE TELECOM CORPORATION
WARRANTS (CN)                       3/8/04              0               0           0.00%
                                             ------------    ------------  -------------
                                             $    122,767    $    104,847           0.08%
                                             ============    ============  =============

THE FUND MAY HAVE REGISTRATION RIGHTS FOR CERTAIN RESTRICTED SECURITIES, WHICH MAY REQUIRE THAT REGISTRATION COSTS BE BORNE BY THE FUND.

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investment securities, at cost                                                      $    109,169,732
                                                                                    ----------------
Investment securities, at market                                                         119,979,186
Cash                                                                                         421,857
Foreign currency (cost $5,946,130)                                                         5,994,002
Receivables:
   Investment securities sold                                                              3,853,737
   Capital shares sold                                                                       642,372
   Dividends and interest                                                                     90,492
Other assets                                                                                 100,404
                                                                                    ----------------
Total Assets                                                                             131,082,050
                                                                                    ----------------
LIABILITIES
Payables and other accrued liabilities:
   Investment securities purchased                                                         6,056,670
   Capital shares redeemed                                                                   131,806
   Advisory fees                                                                             101,155
   Shareholder servicing fees                                                                 16,550
   Accounting fees                                                                            10,115
   Distribution fees                                                                          35,410
   Transfer agency fees                                                                       38,086
   Custodian fees                                                                             51,282
   India and Thailand taxes                                                                  254,210
   Other                                                                                     118,039
                                                                                    ----------------
Total Liabilities                                                                          6,813,323
                                                                                    ----------------
Net Assets                                                                          $    124,268,727
                                                                                    ================
COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                             $    253,031,291
Accumulated net investment loss                                                              (83,936)
Accumulated net realized loss from security transactions (net of
 foreign taxes paid on Thailand and Indian investments of $419,643)                     (139,271,699)
Net unrealized appreciation on investments
 and foreign currency translation                                                         10,593,071
                                                                                    ----------------
Total                                                                               $    124,268,727
                                                                                    ================

CLASS A
Net Assets                                                                          $     19,725,801
Shares Outstanding                                                                         1,177,175
Net Asset Value, Redemption Price Per Share                                         $          16.76
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                                      $          17.78

CLASS B
Net Assets                                                                          $     17,916,589
Shares Outstanding                                                                         1,113,709
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                             $          16.09

CLASS C
Net Assets                                                                          $     10,249,241
Shares Outstanding                                                                           637,771
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                             $          16.07

CLASS F
Net Assets                                                                          $     75,677,328
Shares Outstanding                                                                         4,515,097
Net Asset Value, Offering and Redemption Price Per Share                            $          16.76

CLASS R
Net Assets                                                                          $        189,927
Shares Outstanding                                                                            11,647
Net Asset Value, Offering and Redemption Price Per Share                            $          16.31

CLASS T
Net Assets                                                                          $        509,841
Shares Outstanding                                                                            31,772
Net Asset Value, Redemption Price Per Share                                         $          16.05
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                                      $          16.81

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME
Dividends                                                                           $      1,463,189
Interest                                                                                      73,646
Foreign taxes withheld                                                                      (125,079)
                                                                                    ----------------
Total Investment Income                                                                    1,411,756
                                                                                    ----------------
EXPENSES
Advisory fees--Note 2                                                                      1,235,823
Shareholder servicing fees--Note 2                                                           182,327
Accounting fees--Note 2                                                                      123,582
Distribution fees--Note 2                                                                    389,967
Transfer agency fees--Note 2                                                                 140,543
Registration fees                                                                             63,290
Postage and mailing expenses                                                                  13,327
Custodian fees and expenses--Note 2                                                          462,739
Printing expenses                                                                             29,392
Legal and audit fees                                                                          24,775
Directors' fees and expenses--Note 2                                                          20,522
Other expenses                                                                                32,378
                                                                                    ----------------
   Total Expenses                                                                          2,718,665
   Earnings Credits                                                                           (4,018)
   Reimbursed/Waived Expenses                                                               (127,287)
   Expense Offset to Broker Commissions                                                       (3,700)
                                                                                    ----------------
   Net Expenses                                                                            2,583,660
                                                                                    ----------------
Net Investment Loss                                                                       (1,171,904)
                                                                                    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
   Security Transactions (net of foreign taxes paid
   on Thailand and Indian investments of $419,643)                                        20,232,442
   Foreign Currency Transactions                                                            (222,700)
                                                                                    ----------------
Net Realized Gain                                                                         20,009,742
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                          (1,026,156)
                                                                                    ----------------
Net Realized and Unrealized Gain                                                          18,983,586
                                                                                    ----------------
Net Increase in Net Assets Resulting from Operations                                $     17,811,682
                                                                                    ================

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         YEAR ENDED
                                                                  12/31/04           12/31/03
OPERATIONS
Net Investment Loss                                            $    (1,171,904)   $      (713,841)
Net Realized Gain on Security and Foreign
 Currency Transactions                                              20,009,742         40,877,636
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                    (1,026,156)        14,435,879
                                                               ---------------    ---------------
Net Increase in Net Assets Resulting from Operations                17,811,682         54,599,674
                                                               ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                          (9,809,094)         8,132,869
   Class B                                                          (2,918,121)        (2,705,719)
   Class C                                                          (1,725,859)         1,905,536
   Class F                                                         (14,537,401)        (4,988,538)
   Class R                                                              22,994             23,012
   Class T                                                             (87,939)           (77,846)
                                                               ---------------    ---------------
Net Increase (Decrease) from Capital Share Transactions            (29,055,420)         2,289,314
                                                               ---------------    ---------------
Net Increase (Decrease) in Net Assets                              (11,243,738)        56,888,988
                                                               ---------------    ---------------
NET ASSETS
Beginning of year                                              $   135,512,465    $    78,623,477
                                                               ---------------    ---------------
End of year                                                    $   124,268,727    $   135,512,465
                                                               ===============    ===============
Accumulated Net Investment Loss                                $       (83,936)   $       (10,037)

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      14.24    $       8.14    $       9.68    $      14.18    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          (0.11)+          0.10           (0.16)          (0.14)          (0.13)
Net realized and unrealized gains
  (losses) on securities                               2.63            6.00           (1.38)          (4.36)          (6.65)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.52            6.10           (1.54)          (4.50)          (6.78)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.76    $      14.24    $       8.14    $       9.68    $      14.18
                                               ============================================================================

TOTAL RETURN*                                         17.70%          74.94%         (15.91%)        (31.74%)        (29.61%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $     19,726    $     27,252    $      9,422    $     14,033    $     36,353
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                1.92%           2.45%           2.24%           1.88%           1.61%
Expenses with reimbursements,
 earnings credits and brokerage offsets                1.92%           2.45%           2.24%           1.87%           1.59%
Net investment loss                                   (0.77%)         (0.83%)         (0.80%)         (0.26%)         (0.80%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.02% (2004), 2.54% (2003), 2.27%
     (2002), 1.88% (2001), AND 1.61% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      13.79    $       7.95    $       9.54    $      14.08    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                   (0.23)+         (0.31)          (0.29)          (0.18)          (0.23)
Net realized and unrealized gains
 (losses) on securities                                2.53            6.15           (1.30)          (4.36)          (6.65)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.30            5.84           (1.59)          (4.54)          (6.88)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.09    $      13.79    $       7.95    $       9.54    $      14.08
                                               ============================================================================

TOTAL RETURN*                                         16.68%          73.46%         (16.67%)        (32.24%)        (30.05%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $     17,917    $     18,198    $     12,810    $     19,661    $     35,000
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                2.79%           3.30%           3.09%           2.66%           2.38%
Expenses with reimbursements,
 earnings credits and brokerage offsets                2.78%           3.29%           3.09%           2.64%           2.35%
Net investment loss                                   (1.63%)         (1.44%)         (1.64%)         (1.06%)         (1.50%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.89% (2004), 3.38% (2003), 3.12%
     (2002), 2.66% (2001), AND 2.38% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      13.76    $       7.93    $       9.52    $      14.06    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                   (0.22)+         (0.01)          (0.35)          (0.22)          (0.21)
Net realized and unrealized gains
 (losses) on securities                                2.53            5.84           (1.24)          (4.32)          (6.69)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.31            5.83           (1.59)          (4.54)          (6.90)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.07    $      13.76    $       7.93    $       9.52    $      14.06
                                               ============================================================================

TOTAL RETURN*                                         16.79%          73.52%         (16.70%)        (32.29%)        (30.13%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $     10,249    $     10,639    $      5,268    $      8,928    $     17,925
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                2.71%           3.25%           3.06%           2.67%           2.38%
Expenses with reimbursements,
 earnings credits and brokerage offsets                2.70%           3.25%           3.05%           2.65%           2.35%
Net investment loss                                   (1.55%)         (1.43%)         (1.58%)         (1.08%)         (1.50%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.81% (2004), 3.34% (2003), 3.08%
     (2002), 2.67% (2001), AND 2.38% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      14.24    $       8.13    $       9.67    $      14.17    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                   (0.11)+         (0.14)          (0.23)          (0.22)          (0.19)
Net realized and unrealized gains
 (losses) on securities                                2.63            6.25           (1.31)          (4.28)          (6.60)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.52            6.11           (1.54)          (4.50)          (6.79)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.76    $      14.24    $       8.13    $       9.67    $      14.17
                                               ============================================================================

TOTAL RETURN                                          17.70%          75.15%         (15.93%)        (31.76%)        (29.65%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $     75,677    $     78,759    $     50,742    $     78,574    $    182,036
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                1.90%           2.31%           2.18%           1.92%           1.61%
Expenses with reimbursements,
 earnings credits and brokerage offsets                1.89%           2.31%           2.18%           1.90%           1.59%
Net investment loss                                   (0.75%)         (0.45%)         (0.74%)         (0.30%)         (0.88%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.00% (2004), 2.40% (2003), 2.21%
     (2002), 1.92% (2001) AND 1.61% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      13.82    $       7.87    $       9.56    $      14.22    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          (0.07)+          0.54           (0.81)          (0.17)          (0.09)
Net realized and unrealized gains
 (losses) on securities                                2.56            5.41           (0.88)          (4.49)          (6.65)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.49            5.95           (1.69)          (4.66)          (6.74)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.31    $      13.82    $       7.87    $       9.56    $      14.22
                                               ============================================================================

TOTAL RETURN                                          18.02%          75.60%         (17.68%)        (32.77%)        (29.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $        190    $        142    $         37    $         76    $        241
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                1.68%           2.08%           3.94%           1.86%           1.33%
Expenses with reimbursements,
 earnings credits and brokerage offsets                1.68%           2.07%           3.91%           1.84%           1.31%
Net investment loss                                   (0.51%)         (0.32%)         (2.20%)         (0.08%)         (0.55%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.79% (2004), 2.17% (2003), 4.65%
     (2002), 2.78% (2001), AND 1.33% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------
                                                   2004            2003           2002             2001            2000
                                               ----------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $      13.70    $       7.87    $       9.50    $      14.14    $      22.93
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                   (0.17)+         (0.24)          (0.45)          (0.22)          (0.16)
Net realized and unrealized gains
 (losses) on securities                                2.52            6.07           (1.18)          (4.42)          (6.66)
                                               ----------------------------------------------------------------------------
Total from investment operations                       2.35            5.83           (1.63)          (4.64)          (6.82)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                             0.00            0.00            0.00            0.00            0.00
From net realized gains                                0.00            0.00            0.00            0.00           (1.97)
                                               ----------------------------------------------------------------------------
Total distributions                                    0.00            0.00            0.00            0.00           (1.97)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $      16.05    $      13.70    $       7.87    $       9.50    $      14.14
                                               ============================================================================

TOTAL RETURN*                                         17.15%          74.08%         (17.16%)        (32.82%)        (29.79%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $        510    $        522    $        345    $        538    $        869
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                2.37%           3.07%           4.03%           3.16%           1.87%
Expenses with reimbursements,
 earnings credits and brokerage offsets                2.36%           3.07%           4.03%           3.14%           1.84%
Net investment loss                                   (1.21%)         (1.06%)         (2.69%)         (1.60%)         (1.00%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                648%            707%            495%            704%            535%

+    COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.47% (2004), 3.16% (2003), 4.05%
     (2002), 3.16% (2001), AND 1.87% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2004 for settling foreign trades is listed on the Statement of Assets and Liabilities.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $53,717 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $18,228 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                                TRANSFER
                                                              AGENCY FEES
          ---------------------------------------------------------------
          Class A                                              $  31,329
          Class B                                              $  41,484
          Class C                                              $  16,956
          Class R                                              $     306
          Class T                                              $   1,554

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $30,686 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended

December 31, 2004, the Fund was charged $6,888 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $179,833 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                           DISTRIBUTION    SHAREHOLDER
                                               FEES       SERVICING FEES
          --------------------------------------------------------------
          Class A                                  N/A      $   57,761
          Class B                          $   130,816      $   43,605
          Class C                          $    78,112      $   26,038
          Class T                          $     1,206      $    1,206

During the year ended December 31, 2004, DSC retained $24,961 and $104 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $57, $54,064 and $22,990 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed those assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

             TIME PERIOD                               AMOUNT OF WAIVER
          -------------------------------------------------------------
          9/1/03 to 8/31/04                              $   150,000
          9/1/04 to 8/31/05                              $   200,000
          9/1/05 to 8/31/06                              $   200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $127,287, which reduced the amount paid to Mellon Bank to $335,452.

DIRECTORS COMPENSATION--Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

OTHER--During the year ended December 31, 2004, Founders reimbursed the Fund $19,515 for a trading error and $721 for two pricing errors. These amounts are not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET         UNDISTRIBUTED NET            PAID-IN
     INVESTMENT INCOME     REALIZED GAINS AND LOSSES        CAPITAL
     -----------------------------------------------------------------
       $   1,098,005              $   636,921            $ (1,734,926)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $20,460,712. Accumulated capital losses as of December 31, 2004 were:

     EXPIRATION                                          AMOUNT
     --------------------------------------------------------------
     2008                                            $   17,533,320
     2009                                            $  109,892,631
     2010                                            $   11,833,084
                                                     --------------
                                                     $  139,259,035
                                                     ==============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Post-October Capital Loss Deferral              $       50,886
     Federal Tax Cost                                $  109,182,396
     Gross Tax Appreciation of Investments           $   12,109,003
     Gross Tax Depreciation of Investments           $   (1,312,213)
     Net Tax Appreciation                            $   10,796,790

Certain foreign countries impose a tax on capital gains, which is accrued by the Fund based on unrealized appreciation on affected securities. This unrealized appreciation is not included in the table above. The tax is paid when the gain is realized.

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                    YEAR ENDED                          YEAR ENDED
                                     12/31/04                            12/31/03
                             SHARES            AMOUNT             SHARES          AMOUNT
CLASS A
Sold                            871,718   $    12,893,364         3,502,478   $    36,560,507
Redeemed                     (1,608,411)  $   (22,702,458)       (2,746,760)  $   (28,427,638)
                             ----------------------------------------------------------------
Net Increase (Decrease)        (736,693)  $    (9,809,094)          755,718   $     8,132,869
                             ================================================================
CLASS B
Sold                             40,534   $       591,588            58,678   $       685,415
Redeemed                       (246,693)  $    (3,509,709)         (350,900)  $    (3,391,134)
                             ----------------------------------------------------------------
Net Decrease                   (206,159)  $    (2,918,121)         (292,222)  $    (2,705,719)
                             ================================================================
CLASS C
Sold                            156,715   $     2,350,643         1,047,656   $     9,859,862
Redeemed                       (291,948)  $    (4,076,502)         (938,988)  $    (7,954,326)
                             ----------------------------------------------------------------
Net Increase (Decrease)        (135,233)  $    (1,725,859)          108,668   $     1,905,536
                             ================================================================
CLASS F
Sold                            925,441   $    13,691,198         3,504,087   $    34,110,158
Redeemed                     (1,942,721)  $   (28,228,599)       (4,216,077)  $   (39,098,696)
                             ----------------------------------------------------------------
Net Decrease                 (1,017,280)  $   (14,537,401)         (711,990)  $    (4,988,538)
                             ================================================================
CLASS R
Sold                             19,297   $       276,727            88,378   $       927,946
Redeemed                        (17,956)  $      (253,733)          (82,802)  $      (904,934)
                             ----------------------------------------------------------------
Net Increase                      1,341   $        22,994             5,576   $        23,012
                             ================================================================
CLASS T
Sold                              2,301   $        33,146           154,521   $     1,219,197
Redeemed                         (8,628)  $      (121,085)         (160,244)  $    (1,297,043)
                             ----------------------------------------------------------------
Net Decrease                     (6,327)  $       (87,939)           (5,723)  $       (77,846)
                             ================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $777,088,584 and $809,517,776, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr.Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
PASSPORT FUND                           DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset Management LLC           New York, NY  10166
210 University Boulevard
Suite 800
Denver, CO  80206                       DISTRIBUTOR
                                        Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2005 Dreyfus Service Corporation                         0281AR1204

        Dreyfus Founders
        Worldwide Growth Fund




        ANNUAL REPORT     December 31, 2004



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                            3

Fund Expenses                                                                 10

Statement of Investments                                                      12

Statement of Assets and Liabilities                                           20

Statement of Operations                                                       22

Statements of Changes in Net Assets                                           23

Financial Highlights                                                          24

Notes to Financial Statements                                                 30

Report of Independent Registered Public Accounting Firm                       39

Your Board Representatives                                                    40

          -----------------------------------------------------------
          Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
          -----------------------------------------------------------



INVESTMENT MANAGER                           DISTRIBUTOR
Founders Asset Management LLC                Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)               200 Park Avenue
210 University Boulevard, Suite 800          New York, NY 10166
Denver, CO 80206

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2004. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF REMI J. BROWNE]
[PHOTO OF DANIEL B. LEVAN]
[PHOTO OF JEFFREY R. SULLIVAN]
[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, LEFT, DANIEL B. LEVAN, CFA, SECOND FROM LEFT, JEFFREY R. SULLIVAN, CFA, THIRD FROM LEFT, AND JOHN B. JARES, CFA, RIGHT

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2004?

Dreyfus Founders Worldwide Growth Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 14.72% for the period.

PLEASE DESCRIBE THE BROAD MARKET AND ECONOMIC ENVIRONMENT IN WHICH THE FUND PERFORMED.

The domestic markets performed in an environment of uncertainty during the first three quarters of the year as a weak U.S. dollar, continued unrest in Iraq, high oil prices, a tightening of the monetary policy by the Federal Reserve and the close U.S. Presidential election weighed on investors. However, as oil prices dropped and the Presidential election was decided, the markets once again gained momentum in the fourth quarter.

[SIDENOTE]

"MANY SECTORS FARED WELL DURING THE PERIOD DUE PRIMARILY TO THE BENEFITS OF ACCELERATING GLOBAL PRODUCTION."

   European markets performed well during the period despite weak local demand, record high commodity prices and currency strength. Natural resource-rich countries, such as Norway, and areas with flourishing local growth, like Spain, offset more sluggish results in other European countries.

   Japan lagged other Asian markets during 2004 due to mixed performance in the technology sector and a slower-than-expected recovery in domestic consumption.

   Overall, many sectors fared well during the period due primarily to the benefits of accelerating global production; however, technology and healthcare were the two worst performing sectors during the year.

WHERE DID YOU FIND THE MOST COMPELLING GROWTH OPPORTUNITIES DURING THE PERIOD?

The largest contributors to relative Fund performance on a country basis were found in the United Kingdom, Canada, Germany and France. The Fund outpaced the benchmark in these countries due to strong stock selection and beneficial weightings. Singapore and the Netherlands also performed well for the Fund during the 12-month timeframe.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- As oil prices dropped and the Presidential election was decided, the markets gained momentum in the fourth quarter.

- During the period, our outlook for consumer spending was favorable and our bottom-up investment approach led us to select stocks that we believed would benefit from this increased spending environment.

- Another large positive contributor to relative Fund performance was strong stock selection in the energy sector. The Fund's holdings in this sector significantly outperformed the benchmark for the year.

- The largest negative contributor to relative Fund performance on a country basis came from United States, due to the uncertainties which hung over the market.

- Nearly all of the stocks that had the largest negative impact on the Fund's performance were found in the information technology sector.

   During the period, our outlook for consumer spending was favorable and our bottom-up investment approach led us to select stocks that we believed would benefit from this increased spending environment. APPLE COMPUTER, INC., which had the largest positive impact on the Fund's performance of any stock, rallied as the company continued to benefit from its dominance in the MP3 market with the popularity of the iPod. Additional Fund holdings that performed well due to the strong spending environment included brewer SABMILLER PLC, high-end retailer Nordstrom, Inc., and entertainment company WALT DISNEY COMPANY.

   In addition, an overweight position paired with strong stock selection in the consumer discretionary sector buoyed relative Fund performance. ROYAL CARIBBEAN CRUISES LIMITED and CARNIVAL CORPORATION both experienced strong demand for leisure cruising.

   Another large positive contributor to relative Fund performance was strong stock selection in the energy sector. Led by U.K.-based Cairn Energy PLC, the Fund's holdings in this sector significantly outperformed the benchmark for the year. Cairn was up nearly 125% during the Fund's holding period, as the oil and gas exploration and production company enjoyed highly successful exploration ventures in India and soaring oil prices.

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

  1. Royal Caribbean Cruises Limited (United States; RCL)                   2.37%
  2. Intel Corporation (United States; INTC)                                2.26%
  3. Wal-Mart Stores, Inc. (United States; WMT)                             2.25%
  4. Vodafone Group PLC (United Kingdom; VOD)                               1.83%
  5. Apple Computer, Inc. (United States; AAPL)                             1.78%
  6. Carnival Corporation (United States; CCL)                              1.72%
  7. Automatic Data Processing, Inc. (United States; ADP)                   1.67%
  8. Abbott Laboratories (United States; ABT)                               1.67%
  9. Johnson & Johnson (United States; JNJ)                                 1.64%
 10. Comcast Corporation (United States; CMCSK)                             1.64%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

               Class F     MSCI World
               Shares      Index
-------------------------------------
12/31/1994     $10,000     $10,000
12/31/1995     $12,063     $12,072
12/31/1996     $13,746     $13,699
12/31/1997     $15,197     $15,859
12/31/1998     $16,659     $19,718
12/31/1999     $24,785     $24,635
11/30/2000     $18,896     $21,051
12/31/2001     $14,414     $17,790
12/31/2002     $10,245     $14,252
12/31/2003     $14,033     $18,971
12/31/2004     $15,816     $21,764

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/94 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Morgan Stanley Capital International (MSCI) World Index measures global developed market equity performance. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04

                                                    1               5             10          SINCE
  CLASS (INCEPTION DATE)                           YEAR           YEARS          YEARS      INCEPTION
  ---------------------------------------------------------------------------------------------------
  CLASS A SHARES (12/31/99)
   With sales charge (5.75%)                       6.21%         (9.76%)           --          (9.76%)
   Without sales charge                           12.65%         (8.68%)           --          (8.68%)

  CLASS B SHARES (12/31/99)
   With redemption*                                7.89%         (9.63%)           --          (9.63%)
   Without redemption                             11.89%         (9.34%)           --          (9.34%)

  CLASS C SHARES (12/31/99)
   With redemption**                              10.75%         (9.71%)           --          (9.71%)
   Without redemption                             11.75%         (9.71%)           --          (9.71%)

  CLASS F SHARES (12/29/89)                       12.71%         (8.59%)         4.69%          7.44%

  CLASS R SHARES (12/31/99)                       13.19%         (8.23%)           --          (8.23%)

  CLASS T SHARES (12/31/99)
   With sales charge (4.50%)                       7.21%        (10.60%)           --         (10.60%)
   Without sales charge                           12.30%         (9.77%)           --          (9.77%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities entail unique risks, including political, market, and currency risks.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   Solid stock selection in the consumer staples sector also boosted relative Fund performance.

   Other notable individual performers during the period included financials holdings BARCLAYS PLC and ING GROEP NV, and automotive industry supplier CONTINENTAL AG.

WHERE DID YOU FIND THE LEAST COMPELLING GROWTH OPPORTUNITIES DURING THE PERIOD?

The largest negative contributor to relative Fund performance on a country basis came from United States, due to the aforementioned uncertainties which hung over the market. Although the Fund's holdings in the U.S. were positive for the year, this return trailed the benchmark's return. The Fund also trailed the Index in Denmark, Hong Kong, Italy and Sweden.

   Our investment strategy for the Fund is to build a diversified portfolio of high-quality companies across various sectors and countries that demonstrate the best potential for significant earnings growth. However, there are times when stock performance disappoints, hurting overall Fund performance. The biggest detractors to the Fund's relative performance came from the information technology, materials and industrials sectors. Nearly all of the stocks that

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

          United States       48.13%
          United Kingdom      11.14%
          Japan               10.32%
          France               5.00%
          Germany              4.04%
          Canada               2.88%
          Switzerland          2.82%
          Italy                2.03%
          Other Countries     11.89%
          Cash & Equivalents   1.75%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

had the largest negative impact on the Fund's performance were found in the information technology sector, including issues INTEL CORPORATION, NVIDIA Corporation, CISCO SYSTEMS, INC., Oracle Corporation, Motorola, Inc., NOKIA OYJ, MAXIM INTEGRATED PRODUCTS, INC., VERITAS Software Corporation and EMC Corporation.

   In addition, healthcare holding PFIZER, INC. had a negative impact on the Fund's performance. The company's share price was hurt by generic competition and safety concerns surrounding their blockbuster COX-2 inhibitor drug Celebrex(R).

We will continue to employ our fundamental-based investment strategy of selecting companies that we believe will post superior revenue and earnings growth rates at valuations that make sense.


/s/ Remi J. Browne                    /s/ Daniel B. LeVan

Remi J. Browne, CFA                   Daniel B. LeVan, CFA
Co-Portfolio Manager                  Co-Portfolio Manager


/s/ Jeffrey R. Sullivan               /s/ John B. Jares

Jeffrey R. Sullivan, CFA              John B. Jares, CFA
Co-Portfolio Manager                  Co-Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   The expense example is based on an investment of $1,000 on July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                BEGINNING        ENDING        EXPENSES PAID
                                              ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*
                                                (7/1/04)       (12/31/04)    (7/1/04-12/31/04)
  --------------------------------------------------------------------------------------------
  CLASS A ACTUAL                            $    1,000.00   $    1,086.91    $            9.75
  CLASS A HYPOTHETICAL                           1,000.00        1,015.58                 9.42

  CLASS B ACTUAL                                 1,000.00        1,078.87                13.25
  CLASS B HYPOTHETICAL                           1,000.00        1,012.17                12.83

  CLASS C ACTUAL                                 1,000.00        1,078.28                13.94
  CLASS C HYPOTHETICAL                           1,000.00        1,011.51                13.49

  CLASS F ACTUAL                                 1,000.00        1,087.94                 9.33
  CLASS F HYPOTHETICAL                           1,000.00        1,015.99                 9.01

  CLASS R ACTUAL                                 1,000.00        1,092.43                 7.23
  CLASS R HYPOTHETICAL                           1,000.00        1,018.03                 6.97

  CLASS T ACTUAL                                 1,000.00        1,082.09                12.37
  CLASS T HYPOTHETICAL                           1,000.00        1,013.04                11.96

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates.

                         EXPENSE RATIO
  ------------------------------------
  CLASS A                    1.85%
  CLASS B                    2.52%
  CLASS C                    2.65%
  CLASS F                    1.77%
  CLASS R                    1.37%
  CLASS T                    2.35%

STATEMENT OF INVESTMENTS
December 31, 2004

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--48.1%

AIRLINES--1.3%
    28,800   JetBlue Airways Corporation*                                                       $       668,730
    31,575   Southwest Airlines Company                                                                 514,041
                                                                                                ---------------
                                                                                                      1,182,771
                                                                                                ---------------
ASSET MANAGEMENT & CUSTODY BANKS--1.0%
     6,400   Bank of New York Company, Inc.                                                             213,888
    14,725   Northern Trust Corporation                                                                 715,341
                                                                                                ---------------
                                                                                                        929,229
                                                                                                ---------------
BIOTECHNOLOGY--0.8%
     3,475   Biogen Idec, Inc.*                                                                         231,470
     9,000   Genzyme Corporation*                                                                       522,630
                                                                                                ---------------
                                                                                                        754,100
                                                                                                ---------------
BROADCASTING & CABLE TV--1.6%
    44,325   Comcast Corporation Special Class A*                                                     1,455,633
                                                                                                ---------------
COMMUNICATIONS EQUIPMENT--2.3%
    44,625   Cisco Systems, Inc.*                                                                       861,263
    10,825   QUALCOMM, Inc.                                                                             458,980
    22,325   Scientific-Atlanta, Inc.                                                                   736,948
                                                                                                ---------------
                                                                                                      2,057,191
                                                                                                ---------------
COMPUTER & ELECTRONICS RETAIL--0.5%
     7,212   Best Buy Company, Inc.                                                                     428,537
                                                                                                ---------------
COMPUTER HARDWARE--2.6%
    24,450   Apple Computer, Inc.*                                                                    1,574,580
     7,600   International Business Machines Corporation                                                749,208
                                                                                                ---------------
                                                                                                      2,323,788
                                                                                                ---------------
CONSUMER FINANCE--0.7%
    21,250   MBNA Corporation                                                                           599,038
                                                                                                ---------------

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin on non-U.S. holdings.

AR   Argentina
AT   Austria
AU   Australia
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CH   Chile
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
MA   Malaysia
MX   Mexico
NE   Netherlands
NW   Norway
NZ   New Zealand
PH   Philippines
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
UK   United Kingdom

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES--2.1%
    33,300   Automatic Data Processing, Inc.                                                    $     1,476,855
     9,575   CheckFree Corporation*                                                                     364,616
                                                                                                ---------------
                                                                                                      1,841,471
                                                                                                ---------------
DEPARTMENT STORES--1.0%
    18,625   Kohl's Corporation*                                                                        915,791
                                                                                                ---------------
GENERAL MERCHANDISE STORES--0.5%
    21,250   Dollar General Corporation                                                                 441,363
                                                                                                ---------------
HEALTHCARE EQUIPMENT--0.7%
    16,450   Boston Scientific Corporation*                                                             584,798
                                                                                                ---------------
HOTELS, RESORTS & CRUISE LINES--1.7%
    26,500   Carnival Corporation                                                                     1,527,195
                                                                                                ---------------
HOUSEHOLD PRODUCTS--1.8%
    15,300   Clorox Company                                                                             901,629
    13,525   Colgate-Palmolive Company                                                                  691,939
                                                                                                ---------------
                                                                                                      1,593,568
                                                                                                ---------------
HYPERMARKETS & SUPER CENTERS--2.2%
    37,800   Wal-Mart Stores, Inc.                                                                    1,996,596
                                                                                                ---------------
INDUSTRIAL CONGLOMERATES--1.0%
    23,375   General Electric Company                                                                   853,188
                                                                                                ---------------
INVESTMENT BANKING & BROKERAGE--1.6%
    13,325   Goldman Sachs Group, Inc.                                                                1,386,333
                                                                                                ---------------
LEISURE FACILITIES--2.4%
    38,550   Royal Caribbean Cruises Limited                                                          2,098,662
                                                                                                ---------------
LIFE & HEALTH INSURANCE--0.5%
    26,550   UnumProvident Corporation                                                                  476,307
                                                                                                ---------------
MOVIES & ENTERTAINMENT--0.7%
    21,850   Walt Disney Company                                                                        607,430
                                                                                                ---------------
MULTI-LINE INSURANCE--0.7%
     9,200   American International Group, Inc.                                                         604,164
                                                                                                ---------------
OFFICE ELECTRONICS--0.4%
     6,575   Zebra Technologies Corporation*                                                            370,041
                                                                                                ---------------
OIL & GAS DRILLING--0.6%
    12,700   Diamond Offshore Drilling, Inc.                                                            508,635
                                                                                                ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.9%
     9,008   Citigroup, Inc.                                                                            434,005
    10,456   JPMorgan Chase & Company                                                                   407,889
                                                                                                ---------------
                                                                                                        841,894
                                                                                                ---------------
PERSONAL PRODUCTS--2.6%
    20,800   Estee Lauder Companies, Inc.                                                               952,016
    30,225   Gillette Company                                                                         1,353,476
                                                                                                ---------------
                                                                                                      2,305,492
                                                                                                ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.7%
    31,650   Abbott Laboratories                                                                $     1,476,473
    22,975   Johnson & Johnson                                                                        1,457,075
    13,806   Pfizer, Inc.                                                                               371,243
                                                                                                ---------------
                                                                                                      3,304,791
                                                                                                ---------------
PROPERTY & CASUALTY INSURANCE--0.5%
     8,850   Allstate Corporation                                                                       457,722
                                                                                                ---------------
RAILROADS--1.9%
    16,250   Burlington Northern Santa Fe Corporation                                                   768,788
    13,325   Union Pacific Corporation                                                                  896,106
                                                                                                ---------------
                                                                                                      1,664,894
                                                                                                ---------------
SEMICONDUCTORS--4.8%
    13,600   Broadcom Corporation*                                                                      439,008
    85,725   Intel Corporation                                                                        2,005,108
    20,175   Linear Technology Corporation                                                              781,983
    24,300   Maxim Integrated Products, Inc.                                                          1,030,077
                                                                                                ---------------
                                                                                                      4,256,176
                                                                                                ---------------
SOFT DRINKS--0.5%
     9,550   Coca-Cola Company                                                                          397,567
                                                                                                ---------------
SPECIALTY STORES--0.2%
     5,675   Tiffany & Company                                                                          181,430
                                                                                                ---------------
SYSTEMS SOFTWARE--1.3%
    41,975   Microsoft Corporation                                                                    1,121,152
                                                                                                ---------------
THRIFTS & MORTGAGE FINANCE--1.9%
    10,225   Freddie Mac                                                                                753,583
    21,550   The PMI Group, Inc.                                                                        899,713
                                                                                                ---------------
                                                                                                      1,653,296
                                                                                                ---------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
    13,975   W.W. Grainger, Inc.                                                                        931,015
                                                                                                ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$36,025,533)                                                                                  42,651,258
                                                                                                ---------------
COMMON STOCKS (FOREIGN)--50.2%

AEROSPACE & DEFENSE--0.5%
    90,600   BAE Systems PLC (UK)                                                                       400,908
                                                                                                ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.1%
    18,900   Bulgari SPA (IT)                                                                           233,520
    45,600   Burberry Group PLC (UK)                                                                    351,039
    10,400   Compagnie Financiere Richemont AG (SZ)                                                     346,179
                                                                                                ---------------
                                                                                                        930,738
                                                                                                ---------------
APPLICATION SOFTWARE--0.8%
    63,600   Sage Group PLC (UK)                                                                        246,940
     2,510   SAP AG (GE)                                                                                447,617
                                                                                                ---------------
                                                                                                        694,557
                                                                                                ---------------

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
AUTOMOBILE MANUFACTURERS--1.7%
    32,400   Nissan Motor Company Limited (JA)                                                  $       352,236
     4,900   Renault SA (FR)                                                                            409,943
    19,400   Toyota Motor Corporation (JA)                                                              789,480
                                                                                                ---------------
                                                                                                      1,551,659
                                                                                                ---------------
BIOTECHNOLOGY--0.5%
       610   Serono SA (SZ)                                                                             401,803
                                                                                                ---------------
BREWERS--2.0%
    16,700   Asahi Breweries Limited (JA)                                                               206,815
     8,300   InBev NV (BE)                                                                              321,982
     7,900   Orkla ASA (NW)                                                                             259,564
    58,500   SABMiller PLC (UK)                                                                         970,321
                                                                                                ---------------
                                                                                                      1,758,682
                                                                                                ---------------
BROADCASTING & CABLE TV--1.4%
    56,300   Mediaset SPA (IT)                                                                          713,985
    36,100   Publishing & Broadcasting Limited (AU)                                                     495,218
                                                                                                ---------------
                                                                                                      1,209,203
                                                                                                ---------------
COMMUNICATIONS EQUIPMENT--1.5%
    32,100   Nokia Oyj (FI)                                                                             507,003
     2,400   Research In Motion Limited (CA)*                                                           197,857
   193,800   Telefonaktiebolaget LM Ericsson (SW)                                                       618,256
                                                                                                ---------------
                                                                                                      1,323,116
                                                                                                ---------------
COMPUTER HARDWARE--0.3%
    34,000   Fujitsu Limited (JA)                                                                       221,314
                                                                                                ---------------
COMPUTER STORAGE & PERIPHERALS--0.3%
    15,700   ATI Technologies, Inc. (CA)*                                                               304,775
                                                                                                ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.8%
    18,600   Volvo AB (SW)                                                                              737,518
                                                                                                ---------------
CONSUMER ELECTRONICS--0.5%
    29,000   Casio Computer Company Limited (JA)                                                        447,438
                                                                                                ---------------
CONSUMER FINANCE--0.3%
     4,000   Sanyo Shinpan Finance Company Limited (JA)                                                 284,181
                                                                                                ---------------
DIVERSIFIED BANKS--3.9%
     7,280   Alpha Bank AE (GR)                                                                         253,914
    98,900   Banca Intesa SPA (IT)                                                                      475,881
    85,871   Barclays PLC (UK)                                                                          966,028
     7,489   BNP Paribas SA (FR)                                                                        542,563
    14,000   HBOS PLC (UK)                                                                              227,913
     6,988   Royal Bank of Scotland Group PLC (UK)                                                      235,035
    25,000   Shizuoka Bank Limited (JA)                                                                 236,899
     5,400   Societe Generale (FR)                                                                      546,459
                                                                                                ---------------
                                                                                                      3,484,692
                                                                                                ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED CAPITAL MARKETS--0.8%
    12,200   Credit Suisse Group (SZ)*                                                          $       512,848
     2,844   UBS AG (SZ)                                                                                238,480
                                                                                                ---------------
                                                                                                        751,328
                                                                                                ---------------
DIVERSIFIED CHEMICALS--0.7%
     8,100   BASF AG (GE)                                                                               582,645
                                                                                                ---------------
DIVERSIFIED METALS & MINING--1.4%
    53,000   BHP Billiton Limited (AU)                                                                  637,313
    36,000   Xstrata PLC (UK)                                                                           644,116
                                                                                                ---------------
                                                                                                      1,281,429
                                                                                                ---------------
ELECTRIC UTILITIES--1.1%
     5,800   E.ON AG (GE)                                                                               529,623
    24,300   Fortum Oyj (FI)                                                                            449,865
                                                                                                ---------------
                                                                                                        979,488
                                                                                                ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
    34,700   Sumitomo Electric Industries Limited (JA)                                                  377,579
                                                                                                ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.1%
    79,000   Hitachi Limited (JA)                                                                       547,380
     4,100   Hoya Corporation (JA)                                                                      462,935
                                                                                                ---------------
                                                                                                      1,010,315
                                                                                                ---------------
FOOD RETAIL--1.5%
     1,400   Colruyt NV (BE)                                                                            227,593
     3,700   Delhaize Group (BE)                                                                        281,385
   127,900   Tesco PLC (UK)                                                                             790,014
                                                                                                ---------------
                                                                                                      1,298,992
                                                                                                ---------------
FOREST PRODUCTS--0.3%
    20,100   Canfor Corporation (CA)*                                                                   262,531
                                                                                                ---------------
HOUSEHOLD PRODUCTS--0.4%
    12,550   Reckitt Benckiser PLC (UK)                                                                 379,222
                                                                                                ---------------
HYPERMARKETS & SUPER CENTERS--0.8%
     9,000   Ito-Yokado Company Limited (JA)                                                            377,672
     6,400   Metro AG (GE)                                                                              351,970
                                                                                                ---------------
                                                                                                        729,642
                                                                                                ---------------
INDUSTRIAL CONGLOMERATES--0.3%
    42,900   Keppel Corporation Limited (SG)                                                            226,011
                                                                                                ---------------
INDUSTRIAL MACHINERY--0.6%
    64,000   NSK Limited (JA)                                                                           321,655
     3,600   Saurer AG (SZ)*                                                                            212,119
                                                                                                ---------------
                                                                                                        533,774
                                                                                                ---------------
INTEGRATED OIL & GAS--2.3%
    76,742   BP PLC (UK)                                                                                748,415
     6,400   Husky Energy, Inc. (CA)                                                                    182,941
    13,900   Repsol YPF SA (SP)                                                                         362,001
     3,420   Total SA (FR)                                                                              747,035
                                                                                                ---------------
                                                                                                      2,040,392
                                                                                                ---------------

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES--2.7%
    17,700   Deutsche Telekom AG (GE)*                                                          $       400,337
     7,500   France Telecom (FR)                                                                        248,335
    92,300   Koninklijke KPN NV (NE)                                                                    876,957
    12,600   Telefonica SA (SP)                                                                         237,374
    19,600   Telus Corporation (CA)                                                                     592,482
                                                                                                ---------------
                                                                                                      2,355,485
                                                                                                ---------------
IT CONSULTING & OTHER SERVICES--0.5%
    16,500   Accenture Limited (BD)*                                                                    445,500
                                                                                                ---------------
LEISURE PRODUCTS--0.4%
    16,600   Sankyo Company Limited (JA)                                                                375,027
                                                                                                ---------------
LIFE & HEALTH INSURANCE--0.6%
    84,900   Friends Provident PLC (UK)                                                                 251,000
   103,600   Old Mutual PLC (UK)                                                                        263,525
                                                                                                ---------------
                                                                                                        514,525
                                                                                                ---------------
MARINE--0.9%
        69   AP Moller-Maersk AS (DE)                                                                   569,894
    35,000   Kawasaki Kisen Kaisha Limited (JA)                                                         225,090
                                                                                                ---------------
                                                                                                        794,984
                                                                                                ---------------
MOVIES & ENTERTAINMENT--0.5%
    13,300   Vivendi Universal SA (FR)                                                                  424,653
                                                                                                ---------------
MULTI-LINE INSURANCE--0.5%
    21,200   Aviva PLC (UK)                                                                             255,588
     4,900   Baloise Holding Limited (SZ)                                                               226,233
                                                                                                ---------------
                                                                                                        481,821
                                                                                                ---------------
MULTI-UTILITIES & UNREGULATED POWER--0.3%
     9,200   Suez SA (FR)                                                                               245,350
                                                                                                ---------------
OFFICE ELECTRONICS--0.9%
    14,000   Canon, Inc. (JA)                                                                           755,538
                                                                                                ---------------
OIL & GAS EXPLORATION & PRODUCTION--0.9%
    15,100   Eni SPA (IT)                                                                               378,064
     2,600   Norsk Hydro ASA (NW)                                                                       204,765
   161,900   Oil Search Limited (AU)                                                                    229,708
                                                                                                ---------------
                                                                                                        812,537
                                                                                                ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.3%
    29,600   ING Groep NV (NE)                                                                          895,604
     7,900   Sun Life Financial, Inc. (CA)                                                              264,718
                                                                                                ---------------
                                                                                                      1,160,322
                                                                                                ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--6.4%
    13,500   Eisai Company Limited (JA)                                                         $       443,984
    11,500   GlaxoSmithKline PLC (UK)                                                                   269,783
     5,400   Merck KGaA (GE)                                                                            369,199
    11,088   Novartis AG (SZ)                                                                           558,739
     6,100   Novo Nordisk AS Class B (DE)                                                               333,279
     9,000   Ono Pharmaceuticals Company Limited (JA)                                                   505,026
     9,500   Sanofi-Synthelabo SA (FR)                                                                  759,277
    71,500   Shire Pharmaceuticals Group PLC (UK)                                                       750,825
    15,600   Takeda Pharmaceuticals Company Limited (JA)                                                785,557
    29,500   Teva Pharmaceutical Industries Limited Sponsored ADR (IS)                                  880,870
                                                                                                ---------------
                                                                                                      5,656,539
                                                                                                ---------------
PRECIOUS METALS & MINERALS--0.3%
    12,400   ThyssenKrupp AG (GE)                                                                       273,046
                                                                                                ---------------
PROPERTY & CASUALTY INSURANCE--0.3%
    21,500   QBE Insurance Group Limited (AU)                                                           258,701
                                                                                                ---------------
PUBLISHING--0.3%
    26,700   United Business Media PLC (UK)                                                             246,036
                                                                                                ---------------
RAILROADS--0.9%
    12,237   Canadian National Railway Company (CA)                                                     749,516
                                                                                                ---------------
SEMICONDUCTORS--0.3%
   119,700   ARM Holdings PLC (UK)                                                                      253,923
                                                                                                ---------------
STEEL--0.8%
    16,300   JFE Holdings, Inc. (JA)                                                                    465,283
    92,000   Nippon Steel Corporation (JA)                                                              225,354
                                                                                                ---------------
                                                                                                        690,637
                                                                                                ---------------
TIRES & RUBBER--0.7%
     9,900   Continental AG (GE)                                                                        629,095
                                                                                                ---------------
TRADING COMPANIES & DISTRIBUTORS--0.8%
    57,000   Mitsubishi Corporation (JA)                                                                736,489
                                                                                                ---------------
WIRELESS TELECOMMUNICATION SERVICES--2.6%
    11,000   Bouygues SA (FR)                                                                           508,359
    65,100   China Mobile (Hong Kong) Limited (HK)                                                      220,694
   596,575   Vodafone Group PLC (UK)                                                                  1,617,704
                                                                                                ---------------
                                                                                                      2,346,757
                                                                                                ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$34,014,899)                                                                                  44,410,413
                                                                                                ---------------

PRINCIPAL AMOUNT                                                                                 AMORTIZED COST
---------------------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.5%

HOUSEHOLD APPLIANCES--1.5%
$ 1,369,000  Stanley Works, Inc.
             2.20% 1/3/05~                                                                      $     1,368,833
                                                                                                ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$1,368,833)                                                                          1,368,833
                                                                                                ---------------
TOTAL INVESTMENTS--99.8%
(TOTAL COST--$71,409,265)                                                                            88,430,504
                                                                                                ---------------
OTHER ASSETS AND LIABILITIES--0.2%                                                                      177,676
                                                                                                ---------------
NET ASSETS--100.0%                                                                              $    88,608,180
                                                                                                ===============

NOTES TO STATEMENT OF INVESTMENTS

*    NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $1,368,833, OR 1.5%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2004.
     ADR - AMERICAN DEPOSITARY RECEIPT

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investment securities, at cost                                                                  $    71,409,265
                                                                                                ---------------
Investment securities, at market                                                                     88,430,504
Cash                                                                                                    247,503
Foreign currency (cost $1,267)                                                                            1,255
Receivables:
   Capital shares sold                                                                                   86,787
   Dividends and interest                                                                                76,830
Other assets                                                                                            103,650
                                                                                                ---------------
Total Assets                                                                                         88,946,529
                                                                                                ---------------
LIABILITIES
Payables and other accrued liabilities:
   Capital shares redeemed                                                                              124,744
   Advisory fees                                                                                         74,453
   Shareholder servicing fees                                                                             9,494
   Accounting fees                                                                                        5,842
   Distribution fees                                                                                     17,235
   Transfer agency fees                                                                                   6,797
   Custodian fees                                                                                         3,783
   Directors Deferred Compensation                                                                       64,944
   Other                                                                                                 31,057
                                                                                                ---------------
Total Liabilities                                                                                       338,349
                                                                                                ---------------
Net Assets                                                                                      $    88,608,180
                                                                                                ===============
COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                                         $   141,794,762
Accumulated net investment loss                                                                         (17,206)
Accumulated net realized loss from security transactions                                            (70,198,676)
Net unrealized appreciation on investments
 and foreign currency translation                                                                    17,029,300
                                                                                                ---------------
Total                                                                                           $    88,608,180
                                                                                                ===============

CLASS A
Net Assets                                                                                      $       518,501
Shares Outstanding                                                                                       40,452
Net Asset Value, Redemption Price Per Share                                                     $         12.82
Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                                                  $         13.60

CLASS B
Net Assets                                                                                      $     2,060,574
Shares Outstanding                                                                                      167,065
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                                         $         12.33

CLASS C
Net Assets                                                                                      $       272,491
Shares Outstanding                                                                                       22,549
Net Asset Value, Offering and Redemption Price (excluding
 applicable contingent deferred sales charge) Per Share                                         $         12.08

CLASS F
Net Assets                                                                                      $    61,038,198
Shares Outstanding                                                                                    4,746,066
Net Asset Value, Offering and Redemption Price Per Share                                        $         12.86

CLASS R
Net Assets                                                                                      $    24,664,833
Shares Outstanding                                                                                    1,878,421
Net Asset Value, Offering and Redemption Price Per Share                                        $         13.13

CLASS T
Net Assets                                                                                      $        53,583
Shares Outstanding                                                                                        4,448
Net Asset Value, Redemption Price Per Share                                                     $         12.05
Maximum offering price per share (net asset value
 plus sales charge of 4.50% of offering price)                                                  $         12.62

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2004

INVESTMENT INCOME
Dividends                                                                                       $     1,524,206
Interest                                                                                                 37,345
Foreign taxes withheld                                                                                 (113,522)
                                                                                                ---------------
Total Investment Income                                                                               1,448,029
                                                                                                ---------------
EXPENSES
Advisory fees--Note 2                                                                                   881,782
Shareholder servicing fees--Note 2                                                                      100,567
Accounting fees--Note 2                                                                                  69,350
Distribution fees--Note 2                                                                               173,942
Transfer agency fees--Note 2                                                                             70,147
Registration fees                                                                                        51,794
Postage and mailing expenses                                                                             13,173
Custodian fees and expenses--Note 2                                                                      50,527
Printing expenses                                                                                        35,653
Legal and audit fees                                                                                     17,335
Directors' fees and expenses--Note 2                                                                     17,197
Other expenses                                                                                           29,392
                                                                                                ---------------
   Total Expenses                                                                                     1,510,859
   Earnings Credits                                                                                      (1,911)
   Reimbursed/Waived Expenses                                                                           (14,332)
   Expense Offset to Broker Commissions                                                                  (4,071)
                                                                                                ---------------
   Net Expenses                                                                                       1,490,545
                                                                                                ---------------
Net Investment Loss                                                                                     (42,516)
                                                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
   Security Transactions                                                                             14,020,415
   Foreign Currency Transactions                                                                           (986)
                                                                                                ---------------
Net Realized Gain                                                                                    14,019,429
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                                     (3,533,551)
                                                                                                ---------------
Net Realized and Unrealized Gain                                                                     10,485,878
                                                                                                ---------------
Net Increase in Net Assets Resulting from Operations                                            $    10,443,362
                                                                                                ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED       YEAR ENDED
                                                                                                    12/31/04         12/31/03
OPERATIONS
Net Investment Loss                                                                             $       (42,516)  $      (324,443)
Net Realized Gain (Loss) on Security
 and Foreign Currency Transactions                                                                   14,019,429           (60,984)
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                                     (3,533,551)       26,608,251
                                                                                                ---------------   ---------------
Net Increase in Net Assets
 Resulting from Operations                                                                           10,443,362        26,222,824
                                                                                                ---------------   ---------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                                             (195,731)          (95,963)
   Class B                                                                                               21,999          (128,745)
   Class C                                                                                              (26,743)          (25,117)
   Class F                                                                                          (16,782,781)       (9,169,160)
   Class R                                                                                              383,468         1,759,076
   Class T                                                                                              (14,130)           (2,291)
                                                                                                ---------------   ---------------
Net Decrease from Capital Share Transactions                                                        (16,613,918)       (7,662,200)
                                                                                                ---------------   ---------------
Net Increase (Decrease) in Net Assets                                                                (6,170,556)       18,560,624
                                                                                                ---------------   ---------------
NET ASSETS
Beginning of year                                                                               $    94,778,736   $    76,218,112
                                                                                                ---------------   ---------------
End of year                                                                                     $    88,608,180   $    94,778,736
                                                                                                ===============   ===============
Accumulated Net Investment Loss                                                                 $       (17,206)  $       (14,782)

     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.38     $     8.32     $    11.71     $    15.78     $    25.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.21)         (0.10)         (0.15)         (0.09)         (0.09)
Net realized and unrealized gains
 (losses) on securities                                    1.65           3.16          (3.24)         (3.98)         (5.44)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.44           3.06          (3.39)         (4.07)         (5.53)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    12.82     $    11.38     $     8.32     $    11.71     $    15.78
                                                     ======================================================================

TOTAL RETURN*                                             12.65%         36.78%        (28.95%)       (25.79%)       (21.82%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      519     $      656     $      543     $    1,003     $      800
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.81%          2.03%          2.06%          2.10%          1.43%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.81%          2.03%          2.06%          2.09%          1.41%
Net investment loss                                       (0.18%)        (0.55%)        (0.77%)        (0.96%)        (0.35%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.83% (2004), 2.04% (2003), 2.06%
     (2002), 2.10% (2001), AND 1.43% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.02     $     8.12     $    11.52     $    15.57     $    25.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.09)         (0.16)         (0.14)         (0.15)         (0.11)
Net realized and unrealized gains
 (losses) on securities                                    1.40           3.06          (3.26)         (3.90)         (5.63)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.31           2.90          (3.40)         (4.05)         (5.74)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    12.33     $    11.02     $     8.12     $    11.52     $    15.57
                                                     ======================================================================

TOTAL RETURN*                                             11.89%         35.71%        (29.51%)       (26.01%)       (22.67%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    2,061     $    1,821     $    1,459     $    2,089     $    2,329
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.52%          2.80%          2.71%          2.54%          2.25%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.52%          2.80%          2.70%          2.53%          2.21%
Net investment loss                                       (0.87%)        (1.30%)        (1.41%)        (1.43%)        (1.40%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.54% (2004), 2.82% (2003), 2.71%
     (2002), 2.54% (2001), AND 2.25% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    10.81     $     7.96     $    11.34     $    15.56     $    25.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.20)         (0.20)         (0.30)         (0.30)         (0.11)
Net realized and unrealized gains
 (losses) on securities                                    1.47           3.05          (3.08)         (3.92)         (5.64)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.27           2.85          (3.38)         (4.22)         (5.75)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    12.08     $    10.81     $     7.96     $    11.34     $    15.56
                                                     ======================================================================

TOTAL RETURN*                                             11.75%         35.80%        (29.81%)       (27.12%)       (22.70%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      272     $      271     $      218     $      380     $      375
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.60%          2.82%          3.33%          4.18%          2.25%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.59%          2.82%          3.33%          4.17%          2.21%
Net investment loss                                       (0.97%)        (1.34%)        (2.05%)        (3.07%)        (1.31%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN OR REIMBURSED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.62% (2004), 2.84% (2003), 3.40%
     (2002), 4.18% (2001), AND 2.25% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.41     $     8.33     $    11.72     $    15.69     $    25.17
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.21)         (0.13)         (0.13)         (0.14)         (0.16)
Net realized and unrealized gains
 (losses) on securities                                    1.66           3.21          (3.26)         (3.83)         (5.45)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.45           3.08          (3.39)         (3.97)         (5.61)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    12.86     $    11.41     $     8.33     $    11.72     $    15.69
                                                     ======================================================================

TOTAL RETURN                                              12.71%         36.97%        (28.92%)       (25.30%)       (22.14%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   61,038     $   70,566     $   59,890     $  101,592     $  176,405
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.78%          1.97%          1.84%          1.61%          1.54%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.77%          1.97%          1.84%          1.60%          1.52%
Net investment loss                                       (0.13%)        (0.47%)        (0.55%)        (0.50%)        (0.67%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.80% (2004), 1.98% (2003), 1.84%
     (2002), 1.61% (2001), 1.54% (2000) AND 1.55% (1999).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.60     $     8.44     $    11.81     $    15.75     $    25.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.03           0.00+         (0.01)         (0.02)          0.00+
Net realized and unrealized gains
 (losses) on securities                                    1.50           3.16          (3.36)         (3.92)         (5.56)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.53           3.16          (3.37)         (3.94)         (5.56)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.13     $    11.60     $     8.44     $    11.81     $    15.75
                                                     ======================================================================

TOTAL RETURN                                              13.19%         37.44%        (28.54%)       (25.02%)       (21.94%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   24,665     $   21,404     $   14,060     $   19,193     $   27,611
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    1.37%          1.51%          1.41%          1.25%          1.26%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.37%          1.51%          1.41%          1.24%          1.22%
Net investment income (loss)                               0.28%         (0.03%)        (0.13%)        (0.14%)        (0.49%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

+ NET INVESTMENT LOSS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2000 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.39% (2004), 1.53% (2003), 1.41%
     (2002), 1.25% (2001), AND 1.26% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    10.73     $     7.89     $    11.46     $    15.65     $    25.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.36)         (0.14)         (0.59)         (0.26)         (0.06)
Net realized and unrealized gains
 (losses) on securities                                    1.68           2.98          (2.98)         (3.93)         (5.60)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.32           2.84          (3.57)         (4.19)         (5.66)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00          (3.87)
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00          (3.87)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    12.05     $    10.73     $     7.89     $    11.46     $    15.65
                                                     ======================================================================

TOTAL RETURN*                                             12.30%         35.99%        (31.15%)       (26.77%)       (22.34%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $       54     $       61     $       47     $       90     $       48
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets#                    2.14%          2.54%          4.60%          3.75%          1.76%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.14%          2.54%          4.60%          3.74%          1.72%
Net investment loss                                       (0.50%)        (1.05%)        (2.88%)        (2.72%)        (0.76%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate@                                    130%           138%           211%           145%           210%

*    SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
# CERTAIN FEES WERE WAIVED BY THE CUSTODIAN OR REIMBURSED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.16% (2004), 2.56% (2003), 5.48%
     (2002), 10.02% (2001), AND 1.76% (2000).
@ PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth (formerly Growth and Income), Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. London closing exchange rates are used to convert foreign currencies to U.S. dollars. However, the Funds are planning to begin using New York closing exchange rates to convert foreign currencies to U.S. dollars sometime during the first quarter of 2005.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2004 for settling foreign trades is listed on the Statement of Assets and Liabilities.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2004, Class F shares were charged $93,831 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2004, Class F shares were charged $24,462 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.43 to $13.00, per shareholder account considered to be an open account at any time during a given month plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2004 were as follows:

                                                           TRANSFER
                                                          AGENCY FEES
     ----------------------------------------------------------------
     Class A                                              $     1,166
     Class B                                              $     3,377
     Class C                                              $       586
     Class R                                              $     6,809
     Class T                                              $       161

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other unaffiliated entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2004, the Fund paid $33,586 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2004, the Fund was charged $3,495 for cash management fees, which are included in the out-of-pocket charges from DTI above.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2004, Class F shares were charged $157,943 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2004, were as follows:

                                                           DISTRIBUTION     SHAREHOLDER
                                                               FEES        SERVICING FEES
     ------------------------------------------------------------------------------------
     Class A                                                         N/A   $        1,314
     Class B                                              $       14,115   $        4,705
     Class C                                              $        1,750   $          583
     Class T                                              $          134   $          134

During the year ended December 31, 2004, DSC retained $888 and $10 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $5,293 and $50 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed by applying the following rates, as applicable, to the domestic assets and foreign assets of the Fund, with the proportions of domestic and foreign assets recalculated monthly, plus reasonable out-of-pocket expenses.

      ON ASSETS          BUT NOT          DOMESTIC         FOREIGN
      IN EXCESS OF      EXCEEDING           FEE              FEE
     -----------------------------------------------------------------
     $    0           $  500 million       0.06%             0.10%
     $  500 million   $    1 billion       0.04%            0.065%
     $    1 billion                        0.02%             0.02%

Founders has contractually agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has also contractually agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

       TIME PERIOD                                      AMOUNT OF WAIVER
     -------------------------------------------------------------------
     9/1/03 to 8/31/04                                    $   150,000
     9/1/04 to 8/31/05                                    $   200,000
     9/1/05 to 8/31/06                                    $   200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2004, the Fund's portion of the fee waiver was $14,332, which reduced the amount paid to Mellon Bank to $36,195.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

OTHER--An affiliate of Founders reimbursed the Fund $5,258 shortly after the fiscal year end for a trading error. This amount is not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2004 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET            UNDISTRIBUTED NET           PAID-IN
         INVESTMENT INCOME        REALIZED GAINS AND LOSSES       CAPITAL
         ------------------------------------------------------------------
              $ 40,092                     $ 986                 $ (41,078)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2004, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2004 by the Fund amounted to $13,356,449. Accumulated capital losses as of December 31, 2004 were:

     EXPIRATION                                              AMOUNT
     -----------------------------------------------------------------
     2009                                                 $ 44,574,793
     2010                                                 $ 22,200,649
     2011                                                 $  3,142,525
                                                          ------------
                                                          $ 69,917,967
                                                          ============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Federal Tax Cost                                     $ 71,689,974
     Gross Tax Appreciation of Investments                $ 17,005,208
     Gross Tax Depreciation of Investments                $   (264,678)
     Net Tax Appreciation                                 $ 16,740,530

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                               YEAR ENDED                    YEAR ENDED
                                                                12/31/04                      12/31/03
                                                         SHARES          AMOUNT            SHARES          AMOUNT
CLASS A
Sold                                                        14,460    $     169,930          197,675    $   1,902,667
Redeemed                                                   (31,674)   $    (365,661)        (205,316)   $  (1,998,630)
                                                     ----------------------------------------------------------------
Net Decrease                                               (17,214)   $    (195,731)          (7,641)   $     (95,963)
                                                     ================================================================
CLASS B
Sold                                                        31,752    $     357,137           13,807    $     133,035
Redeemed                                                   (29,868)   $    (335,138)         (28,252)   $    (261,780)
                                                     ----------------------------------------------------------------
Net Increase (Decrease)                                      1,884    $      21,999          (14,445)   $    (128,745)
                                                     ================================================================
CLASS C
Sold                                                         8,384    $      94,894           50,623    $     402,228
Redeemed                                                   (10,901)   $    (121,637)         (52,994)   $    (427,345)
                                                     ----------------------------------------------------------------
Net Decrease                                                (2,517)   $     (26,743)          (2,371)   $     (25,117)
                                                     ================================================================
CLASS F
Sold                                                       837,712    $   9,854,038        2,467,985    $  22,841,668
Redeemed                                                (2,275,773)   $ (26,636,819)      (3,470,420)   $ (32,010,828)
                                                     ----------------------------------------------------------------
Net Decrease                                            (1,438,061)   $ (16,782,781)      (1,002,435)   $  (9,169,160)
                                                     ================================================================
CLASS R
Sold                                                       209,694    $   2,478,822          286,586    $   2,765,461
Redeemed                                                  (175,936)   $  (2,095,354)        (108,124)   $  (1,006,385)
                                                     ----------------------------------------------------------------
Net Increase                                                33,758    $     383,468          178,462    $   1,759,076
                                                     ================================================================
CLASS T
Sold                                                         1,421    $      15,509                0    $           0
Redeemed                                                    (2,672)   $     (29,639)            (282)   $      (2,291)
                                                     ----------------------------------------------------------------
Net Decrease                                                (1,251)   $     (14,130)            (282)   $      (2,291)
                                                     ================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2004 were $112,697,618 and $128,204,437, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2004, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, Founders, Dreyfus, and certain directors of the Dreyfus Founders Funds and the Dreyfus Funds (together, the "Defendant Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Defendant Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Defendant Funds. The Amended Complaint in the newly styled IN RE DREYFUS MUTUAL FUNDS FEE LITIGATION also named DSC, Premier Mutual Fund Services, Inc. and two additional directors of the Defendant Funds as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Defendant Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Defendant Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Defendant Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Defendant Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Defendant Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Defendant Funds. Founders, Dreyfus and the Defendant Funds believe the allegations to be totally without merit and intend to defend the action vigorously. The defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Founders' ability to perform its contract with the Funds.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2005

YOUR BOARD REPRESENTATIVES
(unaudited)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 71. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 65. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations.

JOAN D. MANLEY, 72. Year elected to the Board: 1998
Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and R.R. Donnelley & Sons Company.

ROBERT P. MASTROVITA, 60. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 68. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 66. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

PRINCIPAL OFFICERS

RICHARD W. SABO, 47. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 47. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice PresidentAdministration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 49. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 46. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President-- Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 35. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 34. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside cover, except for Mr. Germenis, who can be contacted at 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

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

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
WORLDWIDE GROWTH FUND                   DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset Management LLC           New York, NY  10166
210 University Boulevard
Suite 800
Denver, CO  80206                       DISTRIBUTOR
                                        Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2005 Dreyfus Service Corporation                         0351AR1204

ITEM 2. CODE OF ETHICS

     (a) As of the end of the period covered by this report, Dreyfus Founders Funds, Inc. (the "Funds") has adopted a code of ethics that applies to the Funds' principal executive officer, principal financial officer, and principal accounting officer.

     (c) During the period covered by this report, no amendments have been made to a provision of the code of ethics that applies to the Funds' principal executive officer, principal financial officer, or principal accounting officer, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

     (d) During the period covered by this report, the Funds have not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the Funds' principal executive officer, principal financial officer, or principal accounting officer that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

     (f)(1) A copy of the code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

     (a)(1) The board of directors of the Funds has determined that the Funds have an "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

     (a)(2) The name of the  audit  committee  financial  expert  is  George  W.
          Phillips. Mr. Phillips is an "independent" member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

     (a) AUDIT FEES - The aggregate fees billed to the Funds by their principal accountant for professional services rendered for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2004 and 2003 were $193,500 and $168,200, respectively.

     (b) AUDIT-RELATED FEES - The aggregate fees billed to the Funds by their principal accountant for assurance and related services that are reasonably related to the performance of the audit of the Funds' financial statements and that are not reported under paragraph (a) of this Item 4 ("audit-related fees") for the fiscal years ending December 31, 2004 and 2003 were $10,000 and $9,000, respectively. These fees were for agreed-upon procedures performed relating to trade allocation, initial or secondary public offerings, brokerage commissions, and Rule 17a-7 transactions.

          The aggregate audit-related fees billed by the Funds' principal accountant to the Funds' investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds (collectively, the "Service Providers") for services relating directly to the operations or financial reporting of the Funds for the fiscal years ending December 31, 2004 and 2003 were $42,000 and $0, respectively. These fees were for a review of the internal controls of the transfer agent.

     (c) TAX FEES - The aggregate fees billed to the Funds by their principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning ("tax fees") for the fiscal years ending December 31, 2004 and 2003 were $50,800 and $63,800, respectively. These fees were for excise tax distribution calculations, preparation of tax returns, review of qualified dividend income, and related consultations.

          The aggregate tax fees billed by the Funds' principal accountant to the Service Providers for services relating directly to the operations or financial reporting of the Funds for the fiscal years ending December 31, 2004 and 2003 were $0 and $0, respectively.

     (d) ALL OTHER FEES - The aggregate fees billed to the Funds by their principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this
     Item 4 ("all other fees"), for the fiscal years ending December 31, 2004 and 2003 were $0 and $0, respectively.

          The aggregate of all other fees billed by the Funds' principal accountant to the Service Providers for services relating directly to the operations or financial reporting of the Funds for the fiscal years ending December 31, 2004 and 2003 were $2,310,500 and $23,000, respectively. These fees were for AIMR verification services, risk assessment of material compliance functions, evaluation of voice communications over network communications link, review of corporate-wide risk management and compliance activities, and network vulnerability testing.

     (e)(1) Approval is required of all audit and significant permitted non-audit engagements of the Funds' principal accountant, prior to the commencement of any such engagement, including pre-approval not only of services provided directly to the Funds but also services provided to the Service Providers where the nature of the services provided has a direct relationship to the operations or financial reporting of the Funds;
     pre-approval may be given up to one year in advance of the audit or non-audit activity for which pre-approval is sought.

          In any instance in which it may become necessary or desirable for the audit committee to grant immediate pre-approval of a non-audit service to be provided either by the Funds' principal accountant or by another audit firm, such pre-approval may be procured in writing from the chair of the Funds' audit committee or, in the event of his or her unavailability, from the chair of the Funds' board of directors. Any such pre-approval shall be subject to consideration and review by the audit committee at its next regularly scheduled quarterly meeting.

     (e)(2) None of the services described in paragraphs (b) through (d) of this
     Item  4  were  approved  by  the  audit  committee  pursuant  to  paragraph
     (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) For the fiscal years ending December 31, 2004 and 2003, the aggregate non-audit fees billed by the Funds' principal accountant to the Funds and to the Service Providers for services relating directly to the operations or financial reporting of the Funds were $2,413,300 and $95,800, respectively.

     (h) During the period covered by this report, the audit committee has pre-approved all non-audit services rendered to the Service Providers relating to the operations or financial reporting of the Funds.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS

     Schedule I - Investments in securities of unaffiliated issuers is included as part of the reports to shareholders filed under Item 1 of this report on Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
        FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
        INVESTMENT COMPANIES

     Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS

     Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     No material changes have been made to the procedures by which shareholders may recommend nominees to the board of directors of the Funds, where those changes were implemented after the Funds last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this
     Item 10.

ITEM 11. CONTROLS AND PROCEDURES

     (a) Based on an evaluation of the Funds' Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Funds' Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") have concluded that the Funds' Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Funds in the report is recorded, processed, summarized, and reported within required time periods, and to ensure that information required to be disclosed in the report is accumulated and communicated to the Funds' management, including the Funds' PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) During the quarter ended December 31, 2004, there has been no change in the Funds' internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the Funds' internal control over financial reporting.

ITEM 12. EXHIBITS

     (a)(1) Attached hereto as Exhibit EX-99.CODE ETH

     (a)(2) Attached hereto as Exhibit EX-99.CERT

     (a)(3) Not applicable

     (b)  Attached hereto as Exhibit EX-99.906CERT

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS FOUNDERS FUNDS, INC.


By:   /s/ Richard W. Sabo
      -------------------
      Richard W. Sabo, President

Date:  February 25, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Richard W. Sabo
      -------------------
      Richard W. Sabo, Principal Executive Officer

Date:  February 25, 2005


By:   /s/ Robert T. Kelly
      -------------------
      Robert T. Kelly, Principal Financial Officer

Date:  February 25, 2005